Filed under Rule 497(e)
File Nos. 2-91556
811-04052

April 12, 2016

Legg Mason Partners Money Market Trust

Western Asset Liquid Reserves

Class N (CIRXX), Class A (LLAXX), Class B (LLBXX), Class C (LWCXX) and Service Shares (LQSXX)

Western Asset U.S. Treasury Reserves

Class N (CISXX) and Service Shares (LTSXX)

Western Asset Government Reserves

Class N (LGMXX), Class A (SMGXX), Class A2 (SMTXX) and Service Shares (LGSXX)

Western Asset Tax Free Reserves

Class N (CIXXX), Class A (LWAXX), Class B (LTBXX), Class C (LTCXX) and Service Shares (LXSXX)

Western Asset California Tax Free Money Market Fund

Class N (CFAXX), Class A (LOAXX) and Service Shares (LFSXX)

Western Asset New York Tax Free Money Market Fund

Class N (CIYXX), Class A (LNAXX) and Service Shares (LNSXX)

620 Eighth Avenue

New York, New York 10018

1-877-721-1926

1-203-703-6002

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (this “SAI”) is not a prospectus and is meant to be read in conjunction with the current Prospectus for Class N shares of each of Western Asset Liquid Reserves (“Liquid Reserves”), Western Asset U.S. Treasury Reserves (“U.S. Treasury Reserves”), Western Asset Government Reserves (“Government Reserves”), Western Asset Tax Free Reserves (“Tax Free Reserves”), Western Asset California Tax Free Money Market Fund (“California Tax Free Money Market Fund”), and Western Asset New York Tax Free Money Market Fund (“New York Tax Free Money Market Fund” and collectively, the “funds”), the Prospectus for Class A, Class B and Class C shares of Liquid Reserves, Class A shares of Government Reserves, Class A, Class B and Class C shares of Tax Free Reserves, Class A shares of California Tax Free Money Market Fund, and Class A shares of New York Tax Free Money Market Fund, and the Prospectus for Service Shares of each of Liquid Reserves, U.S. Treasury Reserves, Government Reserves, Tax Free Reserves, California Tax Free Money Market Fund, and New York Tax Free Money Market Fund, each dated December 29, 2015, and the Prospectus for Class A2 shares of Government Reserves dated April 12, 2016, as amended or supplemented from time to time, and is incorporated by reference in its entirety into each of the Prospectuses.

Each fund is a series of Legg Mason Partners Money Market Trust (the “Trust”), a Maryland statutory trust. Prior to September 1, 2012, Government Reserves was known as Western Asset Government Money Market Fund. Prior to May 31, 2010, Liquid Reserves, U.S. Treasury Reserves, Tax Free Reserves, California Tax Free Money Market Fund and New York Tax Free Money Market Fund were known as Western Asset / CitiSM Liquid Reserves, Western Asset / CitiSM U.S. Treasury Reserves, Western Asset / CitiSM Tax Free Reserves, Western Asset / CitiSM California Tax Free Reserves, and Western Asset / CitiSM New York Tax Free Reserves, respectively.

Additional information about each fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. The annual reports contain financial statements that are incorporated herein by reference.

The Prospectuses and copies of the annual and semi-annual reports for each fund may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the funds’ distributor to sell shares of the applicable fund (each called a “Service Agent”), by writing the Trust at 100 First Stamford Place, Attn: Shareholder Services—5th Floor, Stamford, Connecticut 06902, by calling the numbers set forth above, by sending an e-mail request to prospectus@leggmason.com, or by visiting the funds’ website at http://www.leggmason.com/individualinvestors. Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the sole and exclusive distributor for each fund.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

No person has been authorized to give any information or to make any representations not contained in the Prospectuses or this SAI in connection with the offerings made by the Prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized by the funds or their distributor. The Prospectuses and this SAI do not constitute offerings by the funds or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

MASTER/FEEDER STRUCTURE

Liquid Reserves, U.S. Treasury Reserves, Government Reserves and Tax Free Reserves utilize a master/feeder structure by investing all of their investable assets in Liquid Reserves Portfolio, U.S. Treasury Reserves Portfolio, Government Portfolio and Tax Free Reserves Portfolio, respectively (each, a “portfolio” and together, the “portfolios”). Each of Liquid Reserves Portfolio, U.S. Treasury Reserves Portfolio and Government Portfolio is a diversified, open-end management investment company. Tax Free Reserves Portfolio is a non-diversified, open-end management investment company. Each portfolio has the same investment objectives and substantially the same strategies and policies as its corresponding fund.

The Board of Trustees of the Trust (the “Board”) believes that the aggregate per share expenses of Liquid Reserves, U.S. Treasury Reserves, Government Reserves and Tax Free Reserves and their corresponding portfolios will be less than or approximately equal to the expenses that each fund would incur if the assets of the fund were invested directly in the types of securities held by its portfolio. Each fund may withdraw its investment in its portfolio at any time, and will do so if the fund’s Trustees believe it to be in the best interest of the fund’s shareholders. If a fund were to withdraw its investment in its portfolio, the fund could either invest directly in securities in accordance with the investment policies described below or invest in one or more other mutual funds or pooled investment vehicles having similar investment objectives and policies. If a fund were to withdraw, the fund could receive securities from its portfolio instead of cash, causing the fund to incur brokerage, tax and other charges or leaving it with securities that may or may not be readily marketable or widely diversified.

Each portfolio may change its investment objective, investment strategies and certain of its investment policies and restrictions without approval by its investors, but it will notify its corresponding fund and its other investors before implementing any change in its investment objective. A change in the portfolio’s investment objective, investment strategies, policies or restrictions may cause a fund to withdraw its investment in its portfolio.

The portfolios, as series of a Maryland statutory trust, are not required to hold and have no intention of holding annual meetings of investors. However, when a portfolio is required to do so by law or in the judgment of its Trustees it is necessary or desirable to do so, the portfolio will submit matters to its investors for a vote. When a fund is asked to vote on matters concerning its corresponding portfolio (other than a vote to continue the portfolio following the withdrawal of an investor), the fund will either hold a shareholder meeting and vote in accordance with shareholder instructions, or otherwise act in accordance with applicable law. Of course, the fund could be outvoted, or otherwise adversely affected, by other investors in the portfolio.

Each portfolio may sell interests to investors in addition to its corresponding fund. These investors may be funds which offer shares to their shareholders with different costs and expenses than the fund. Therefore, the investment returns for all investors in funds investing in a portfolio may not be the same. These differences in returns are also present in other mutual fund structures.

Each portfolio is open for business on each day that its corresponding fund is open for business as set forth in the funds’ Prospectuses. Each portfolio determines its net asset value at the same time or times on each fund business day as its corresponding fund. A portfolio may make additional net asset value calculations to accommodate the net asset value calculation times of other investors, such as other funds, that invest in the portfolio. A fund may add to or reduce its investment in its portfolio on each fund business day. For more information, see the funds’ Prospectuses.

Information about other holders of interests in the portfolios is available from LMIS.

Each of California Tax Free Money Market Fund and New York Tax Free Money Market Fund may, in the future, convert to a master/feeder structure. Each fund may, in the future, convert to a fund of funds structure. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

Each of Liquid Reserves, U.S. Treasury Reserves and Government Reserves is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of Tax Free Reserves, California Tax Free Money Market Fund and New York Tax Free Money Market Fund (collectively, the “Tax Free Funds”) is classified as non-diversified under the 1940 Act. Each fund is a money market fund that intends to comply with the provisions of Rule 2a-7 under the 1940 Act.

Each fund’s Prospectuses discuss the fund’s investment objective and strategies. The following discussion supplements the description of each fund’s investment strategies in its Prospectus(es).

Investment Objectives

Liquid Reserves. The fund’s investment objective is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital.

U.S. Treasury Reserves. The fund’s investment objective is to provide shareholders with liquidity and as high a level of current income from U.S. government obligations as is consistent with preservation of capital.

Government Reserves. The fund’s investment objective is to seek maximum current income to the extent consistent with preservation of capital and the maintenance of liquidity.

Tax Free Reserves. The fund’s investment objectives are to provide shareholders with high levels of current income exempt from federal income taxes, preservation of capital and liquidity.

California Tax Free Money Market Fund. The fund’s investment objectives are to provide shareholders with high levels of current income exempt from both federal and California personal income taxes, preservation of capital and liquidity.

New York Tax Free Money Market Fund. The fund’s investment objectives are to provide shareholders with high levels of current income exempt from federal, New York State and New York City personal income taxes, preservation of capital and liquidity.

The investment objectives of the funds are non-fundamental and may be changed without shareholder approval.

Principal Investment Strategies and Certain Limitations

Following is a summary of the principal investment strategies and certain investment limitations of each fund.

Each of Liquid Reserves, U.S. Treasury Reserves, Government Reserves and Tax Free Reserves seeks to achieve its investment objective by investing all of its investable assets in Liquid Reserves Portfolio, U.S. Treasury Reserves Portfolio, Government Portfolio and Tax Free Reserves Portfolio, respectively. Each portfolio has substantially the same investment objectives, strategies and policies as its corresponding fund.

Since the investment characteristics of Liquid Reserves, U.S. Treasury Reserves, Government Reserves and Tax Free Reserves correspond directly to those of the portfolios in which they invest, the following generally applies to both the funds and the portfolios, as applicable, and references to a “fund” include the portfolios, unless the context requires otherwise. A fund may withdraw its investment from its corresponding portfolio at any time, if the Board determines that it is in the best interests of the fund to do so. If a fund were to then invest directly in securities, the fund’s assets would be invested in accordance with the applicable investment strategies and policies described below.

Liquid Reserves

The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category or, if not rated, are determined by the subadviser to be of equivalent quality. In addition, each security, at the time of purchase by the fund, has been determined by the subadviser to present minimal credit risk. Where required by applicable rules, the fund’s subadviser or Board will decide whether a security should be held or sold in the event of certain credit events occurring after purchase.

The fund invests in securities that, at the time of purchase, are treated under applicable regulations as having remaining maturities of 397 days or less. The fund maintains a weighted average maturity of not more than 60 days. In addition, the fund must comply with rules with respect to the fund’s weighted average life. Where required by applicable rules, if, after purchase, payment upon maturity does not occur or the maturity on a security is extended, the fund’s subadviser or Board will decide whether the security should be held or sold.

The fund may invest in all types of money market instruments, including bank obligations, commercial paper and asset-backed securities, structured investments, repurchase agreements and other short-term debt securities. These instruments may be issued or guaranteed by all types of issuers, including U.S. and foreign banks and other private issuers, the U.S. government or any of its agencies or instrumentalities, U.S. states and municipalities, or foreign governments. These securities may pay interest at fixed, floating or adjustable rates, or may be issued at a discount.

The fund may invest without limit in obligations of U.S. banks, and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks, such as certificates of deposit, fixed time deposits and bankers’ acceptances. The fund generally limits its investments in foreign securities to U.S. dollar denominated obligations of issuers, including banks and foreign governments, located in the major industrialized countries, although with respect to bank obligations, the branches of the banks issuing the obligations may be located in The Bahamas or the Cayman Islands.

The fund limits its investments in U.S. bank obligations (including, for these purposes, their non-U.S. branches) to banks having more than $100 million of equity capital or total assets in excess of $1 billion and which are subject to regulation by an agency of the U.S. government, except that the investments in certificates of deposit, time deposits and banker’s acceptances are limited to those issued by banks having total assets in excess of $1 billion. Notwithstanding the foregoing, the fund may also invest in certificates of deposit with principal amounts of no more than $100,000 per issuing bank with total assets of less than $1 billion, if those deposits are fully insured by the Federal Deposit Insurance Corporation (“FDIC”).

The fund limits its investments in “non-U.S. bank obligations” to U.S. dollar-denominated obligations of banks that at the time of investment are non-U.S. branches or subsidiaries of U.S. banks that meet the criteria in the preceding paragraphs or are U.S. or non-U.S. branches of non-U.S. banks, which banks (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest non-U.S. banks in the world; (iii) have branches or agencies in the United States; and (iv) in the opinion of the subadviser, are of an investment quality comparable with obligations of U.S. banks which may be purchased by the fund. These obligations may be general obligations of the parent bank, in addition to the issuing branch or subsidiary, but the parent bank’s obligations may be limited by the terms of the specific obligation or by governmental regulation.

The fund may not purchase or otherwise acquire any security if, as a result, more than 5% of its total assets would be invested in securities and other assets that are illiquid.

The approval of the fund’s shareholders would not be required to change the fund’s investment objective or any of its investment strategies. Likewise, the approval of the investors in the portfolio would not be required to change the portfolio’s investment objectives or any of its investment strategies.

U.S. Treasury Reserves

The fund invests in securities that, at the time of purchase, are treated under applicable regulations as having remaining maturities of 397 days or less. The fund maintains a weighted average maturity of not more than 60 days. In addition, the fund must comply with rules with respect to the fund’s weighted average life. Where required by applicable rules, if, after purchase, payment upon maturity does not occur or the maturity on a security is extended, the fund’s subadviser or Board will decide whether the security should be held or sold.

The fund is a money market fund that invests all of its assets in direct obligations of the U.S. Treasury. Direct obligations of the U.S. Treasury include U.S. Treasury bills, notes and bonds; STRIPS, which are individual interest and principal components of eligible Treasury notes and bonds that are traded as separate securities; and TIPS, which are inflation-protected securities issued by the U.S. Treasury, the principal of which increases with inflation and decreases with deflation, as measured by the Consumer Price Index. The fund will not enter into repurchase agreements, but may enter into reverse repurchase agreements to satisfy redemption requests or for other temporary or emergency purposes. Although the fund invests in U.S. government obligations, an investment in the fund is neither insured nor guaranteed by the U.S. government.

The fund may not purchase or otherwise acquire any security if, as a result, more than 5% of its total assets would be invested in securities and other assets that are illiquid.

The approval of the fund’s shareholders would not be required to change the fund’s investment objectives or any of its investment strategies. Likewise, the approval of the investors in the portfolio would not be required to change the portfolio’s investment objectives or any of its investment strategies. If, however, either the fund or the portfolio were to change its investment policies so that more than 20% of its assets, under normal market conditions, could be invested in securities other than those issued or backed by the U.S. Treasury, the fund or the portfolio, as applicable, would give written notice to its shareholders (or investors, as applicable) at least 60 days prior to implementing the change.

Government Reserves

The fund invests in securities that, at the time of purchase, are rated in the highest short-term rating category or, if not rated, are determined by the subadviser to be of equivalent quality. In addition, each security, at the time of purchase by a fund, has been determined by the subadviser to present minimal credit risk. Where required by applicable rules, a fund’s subadviser or Board will decide whether a security should be held or sold in the event of certain credit events occurring after purchase.

The fund invests in securities that, at the time of purchase, are treated under applicable regulations as having remaining maturities of 397 days or less. The fund maintains a weighted average maturity of not more than 60 days. In addition, the fund must comply with rules with respect to the fund’s weighted average life. Where required by applicable rules, if, after purchase, payment upon maturity does not occur or the maturity on a security is extended, a fund’s subadviser or Board will decide whether the security should be held or sold.

The fund invests exclusively in short-term U.S. government obligations, including U.S. Treasuries and securities issued or guaranteed by the U.S. government or its agencies, authorities, instrumentalities or sponsored entities and in repurchase agreements collateralized by government obligations. These securities may pay interest at fixed, floating or adjustable rates or may be issued at a discount. U.S. government obligations are not necessarily backed by the full faith and credit of the United States. Although the fund invests in U.S. government obligations, an investment in the fund is neither insured nor guaranteed by the U.S. government.

The fund may not purchase or otherwise acquire any security if, as a result, more than 5% of its total assets would be invested in securities and other assets that are illiquid.

The approval of the fund’s shareholders would not be required to change the fund’s investment objective or any of its investment strategies. Likewise, the approval of the investors in the portfolio would not be required to change the portfolio’s investment objective or any of its investment strategies. If, however, either the fund or the portfolio were to change its investment policies so that more than 20% of its assets, under normal market conditions, could be invested in securities other than short-term U.S. government obligations and related investments, the fund or the portfolio, as applicable, would give written notice to its shareholders (or investors, as applicable) at least 60 days prior to implementing the change.

Tax Free Reserves

The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the subadviser to be of equivalent quality. In addition, each security, at the time of purchase by the fund, has been determined by the subadviser to present minimal credit risk. Where required by applicable rules, the fund’s subadviser or Board will decide whether a security should be held or sold in the event of certain credit events occurring after purchase.

The fund invests in securities that, at the time of purchase, are treated under applicable regulations as having remaining maturities of 397 days or less. The fund maintains a weighted average maturity of not more than 60 days. In addition, the fund must comply with rules with respect to the fund’s weighted average life. Where required by applicable rules, if, after purchase, payment upon maturity does not occur or the maturity on a security is extended, the fund’s subadviser or Board will decide whether the security should be held or sold. The maturities of variable rate instruments held by the fund are deemed to be the longer of the notice period, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

The fund is a money market fund which, under normal market conditions, invests at least 80% of its assets in short-term high-quality municipal obligations and interests in municipal obligations (“municipal securities”) that pay interest that is exempt from federal income tax, including the federal alternative minimum tax (“AMT”). Municipal securities include debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund may invest without limit in obligations of U.S. banks, and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks. These include participation interests in municipal securities issued and/or backed by banks and other obligations that have credit support or liquidity features provided by banks.

Under normal circumstances, the fund may invest up to 20% of its assets in investments that pay interest that may be subject to regular federal income tax and/or the AMT, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

Circumstances in which the fund may invest in taxable securities include the following: (a) pending investment in the type of securities described above; (b) to maintain liquidity for the purpose of meeting anticipated withdrawals; and (c) when, in the opinion of the subadviser, it is advisable to do so because of adverse market conditions affecting the market for municipal securities. The kinds of taxable securities in which the fund’s assets may be invested are generally limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the U.S. government or its agencies, instrumentalities or authorities; (2) commercial paper; (3) certificates of deposit of U.S. banks with assets of $1 billion or more; and (4) repurchase agreements with respect to any municipal securities or obligations of the U.S. government or its agencies, instrumentalities, or authorities. See “Supplemental Information Regarding Investment Practices and Risk Factors” below for a description of these types of investments. As described above, the fund’s assets may also be invested in municipal securities which are subject to the AMT.

The fund may not purchase or otherwise acquire any security if, as a result, more than 5% of its total assets would be invested in securities and other assets that are illiquid.

Each of the fund’s and portfolio’s policy to invest at least 80% of its assets, under normal market conditions, in certain municipal securities may not be changed without shareholder or investor approval.

California Tax Free Money Market Fund

The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the subadviser to be of equivalent quality. In addition, each security, at the time of purchase by the fund, has been determined by the subadviser to present minimal credit risk. Where required by applicable rules, the fund’s subadviser or Board will decide whether a security should be held or sold in the event of certain credit events occurring after purchase.

The fund invests in securities that, at the time of purchase, are treated under applicable regulations as having remaining maturities of 397 days or less. The fund maintains a weighted average maturity of not more than 60 days. In addition, the fund must comply with rules with respect to the fund’s weighted average life. Where required by applicable rules, if, after purchase, payment upon maturity does not occur or the maturity on a security is extended, a fund’s subadviser or Board will decide whether the security should be held or sold. The maturities of variable rate instruments held by the fund are deemed to be the longer of the notice period, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

The fund is a money market fund that, under normal market conditions, invests at least 80% of its assets in municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax (“AMT”), and California personal income taxes (“California municipal securities”). These municipal securities include debt obligations issued by California and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in California municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

In order for the fund to pay dividends that are exempt from federal tax and California personal income tax, the fund must continue to qualify as a “regulated investment company” for federal income tax purposes and at the end of each quarter of its taxable year at least 50% of the fund’s assets must be tax-exempt securities. In addition, in order for the fund to be eligible to pay dividends that are exempt from California personal income tax, at the end of each quarter of its taxable year at least 50% of the fund’s total assets must be invested in obligations, the interest on which is exempt from California taxation when received by an individual (“California Exempt-Interest Securities”).

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund may invest without limit in obligations of U.S. banks, and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks. These include participation interests in municipal securities issued and/or backed by banks and other obligations that have credit support or liquidity features provided by banks.

Under normal circumstances, the fund may invest up to 20% of its assets in investments that pay interest that may be subject to regular federal income tax, the AMT and/or California state personal income taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

Circumstances in which the fund may invest in taxable securities include the following: (a) pending investment in the type of securities described above; (b) to maintain liquidity for the purpose of meeting anticipated withdrawals; and (c) when, in the opinion of the subadviser, it is advisable to do so because of adverse market conditions affecting the market for municipal securities. The kinds of taxable securities in which the fund’s assets may be invested are generally limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the U.S. government or its agencies, instrumentalities or authorities; (2) commercial paper; (3) certificates of deposit of U.S. banks with assets of $1 billion or more; and (4) repurchase agreements with respect to any municipal securities or obligations of the U.S. government or its agencies, instrumentalities, or authorities. See “Supplemental Information Regarding Investment Practices and Risk Factors” below for a description of these types of investments. As described above, the fund’s assets may also be invested in municipal securities which are subject to the AMT.

The fund may not purchase or otherwise acquire any security if, as a result, more than 5% of its total assets would be invested in securities and other assets that are illiquid.

The fund’s policy to invest at least 80% of its assets, under normal market conditions, in California municipal securities may not be changed without shareholder approval.

New York Tax Free Money Market Fund

The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the subadviser to be of equivalent quality. In addition, each security, at the time of purchase by a fund, has been determined by the subadviser to present minimal credit risk. Where required by applicable rules, a fund’s subadviser or Board will decide whether a security should be held or sold in the event of certain credit events occurring after purchase.

The fund invests in securities that, at the time of purchase, are treated under applicable regulations as having remaining maturities of 397 days or less. The fund maintains a weighted average maturity of not more than 60 days. In addition, the fund must comply with rules with respect to the fund’s weighted average life. Where required by applicable rules, if, after purchase, payment upon maturity does not occur or the maturity on a security is extended, a fund’s subadviser or Board will decide whether the security should be held or sold. The maturities of variable rate instruments held by the fund are deemed to be the longer of the notice period, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

The fund is a money market fund that, under normal market conditions, invests at least 80% of its assets in municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax (“AMT”), and New York State and New York City personal income taxes (“New York municipal securities”). These municipal securities include debt obligations issued by New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in New York municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund may invest without limit in obligations of U.S. banks, and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks. These include participation interests in municipal securities issued and/or backed by banks and other obligations that have credit support or liquidity features provided by banks.

Under normal circumstances, the fund may invest up to 20% of its assets in investments that pay interest that may be subject to the AMT, regular federal income tax and/or New York State and New York City personal income taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

Circumstances in which the fund may invest in taxable securities include the following: (a) pending investment in the type of securities described above; (b) to maintain liquidity for the purpose of meeting anticipated withdrawals; and (c) when, in the opinion of the subadviser, it is advisable to do so because of adverse market conditions affecting the market for municipal securities. The kinds of taxable securities in which the fund’s assets may be invested are generally limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the U.S. government or its agencies, instrumentalities or authorities; (2) commercial paper; (3) certificates of deposit of U.S. banks with assets of $1 billion or more; and (4) repurchase agreements with respect to any municipal securities or obligations of the U.S. government or its agencies, instrumentalities, or authorities. See “Supplemental Information Regarding Investment Practices and Risk Factors” below for a description of these types of investments. As described above, the fund’s assets may also be invested in municipal securities which are subject to the AMT.

The fund may not purchase or otherwise acquire any security if, as a result, more than 5% of its total assets would be invested in securities and other assets that are illiquid.

The fund’s policy to invest at least 80% of its assets, under normal market conditions, in New York municipal securities may not be changed without shareholder approval.

SUPPLEMENTAL INFORMATION REGARDING INVESTMENT PRACTICES AND RISK FACTORS

The funds’ and the portfolios’ principal investment strategies are summarized above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by the funds and the portfolios. Throughout this section, references to a fund apply to and correspond to the fund’s corresponding portfolio. To the extent permitted by law and a fund’s investment policies, a fund may engage in the practices described below.

Asset-Backed Commercial Paper and Other Asset-Backed Securities (each fund other than U.S. Treasury Reserves and Government Reserves)

The funds may invest in asset-backed securities that represent fractional interests in pools of retail installment loans, both secured, such as certificates for automobile receivables (“CARS”), and unsecured, or leases or fractional interests in pools of revolving credit card receivables (“CARDS”), both secured and unsecured, as well as other asset-backed securities. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust. Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables and reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on asset-backed securities will vary based upon the prepayment experience of the underlying pool of loans or receivables. Prepayment of principal during periods of declining interest rates may reduce the yield of a fund, since the fund may be forced to reinvest any prepaid principal in lower yielding securities. Certificate holders may also experience delays in payment on the certificates or losses if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Asset-backed commercial paper (“ABCP”) typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity by issuing additional ABCP. This may delay the sale of the underlying collateral and the fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes typically are of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Consistent with each fund’s investment objective and policies the fund also may invest in other types of asset-backed and receivable-backed securities.

Banking Industry Concentration (each fund other than U.S. Treasury Reserves and Government Reserves)

Up to 25% of a fund’s assets may be invested at any time in U.S. dollar-denominated obligations of foreign banks, and all of the fund’s assets may be invested at any time in obligations of domestic banks, as that term has been interpreted by the SEC. Under SEC interpretations, a U.S. branch of a foreign bank may be considered a domestic bank if the U.S. branch of the foreign bank is subject to the same regulation as a U.S. bank. Likewise, a non-U.S. branch of a U.S. bank may be considered a domestic bank if the investment risk associated with investing in instruments issued by the non-U.S. branch is the same, in the opinion of the subadviser, as that of investing in instruments issued by the branch’s domestic parent. A fund may also invest in Eurodollar and Yankee bank obligations.

Certificates of deposit (“CDs”) are savings certificates generally issued by commercial banks that bear a maturity date and a specified interest rate, and can be issued in any denomination. Fixed time deposits (“Fixed TDs”) are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, Fixed TDs may be withdrawn on demand by a fund, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although Fixed TDs do not have a market, there are no contractual restrictions on a fund’s right to transfer a beneficial interest in the deposit to a third party. A bankers’ acceptance is a draft drawn on and accepted by a bank that orders payment to a third party at a later date. Bankers’ acceptances generally act as a negotiable time draft for financing imports, exports, or other transactions in goods.

U.S. banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. U.S. banks organized under state law are supervised and examined by state banking authorities and are members of the Federal Reserve System only if they elect to join. However, state banks which are insured by the FDIC are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks, among other things, are generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

The provisions of federal law governing the establishment and operation of U.S. branches do not apply to non-U.S. branches of U.S. banks. However, a fund may purchase obligations only of those non-U.S. branches of U.S. banks which were established with the approval of the Board of Governors of the Federal Reserve System (the “Board of Governors”). As a result of such approval, these branches are subject to examination by the Board of Governors and the Comptroller of the Currency. In addition, such non-U.S. branches of U.S. banks are subject to the supervision of the U.S. bank and creditors of the non-U.S. branch are considered general creditors of the U.S. bank subject to whatever defenses may be available under the governing non-U.S. law and to the terms of the specific obligation. Nonetheless, a fund generally will be subject to whatever risk may exist that the non-U.S. country may impose restrictions on payment of certificates of deposit or time deposits.

U.S. branches of non-U.S. banks are subject to the laws of the state in which the branch is located or to the laws of the United States. Such branches are therefore subject to many of the regulations, including reserve requirements, to which U.S. banks are subject.

Obligations of foreign branches of domestic banks and of foreign branches of foreign banks, such as CDs and Fixed TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by governmental regulation. Such obligations are subject to many of the same risks as those of domestic banks or domestic branches of foreign banks. They are also subject to risks such as foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Since a fund may hold investments in non-U.S. bank obligations, an investment in a fund involves certain additional risks. Such investment risks include future political and economic developments, the possible imposition of non-U.S. withholding taxes on interest income payable on such obligations held by a fund, the possible seizure or nationalization of non-U.S. deposits and the possible establishment of exchange controls or other non-U.S. governmental laws or restrictions applicable to the payment of the principal of and interest on CDs or Fixed TDs that might affect adversely such payment on such obligations held by a fund. Additionally, there may be less public information available about non-U.S. entities. Non-U.S. issuers may be subject to less governmental regulation and supervision than U.S. issuers. Non U.S. issuers also generally are not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. See “Foreign Securities and Markets” below.

Borrowings (each fund)

A fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the fund’s subadviser in other securities or instruments in an effort to increase the fund’s investment returns. Reverse repurchase agreements may be considered to be a type of borrowing.

When a fund invests borrowing proceeds in other securities, the fund will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that a fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the fund’s return.

A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the subadviser’s strategy and result in lower fund returns. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares. A fund may borrow on a secured or on an unsecured basis. If a fund enters into a secured borrowing arrangement, a portion of the fund’s assets will be used as collateral. During the term of the borrowing, the fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, a fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the subadviser’s strategy and result in lower fund returns. The fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in a fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

The 1940 Act requires a fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that a fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Commercial Paper (each fund other than U.S. Treasury Reserves and Government Reserves)

Commercial paper (including variable amount master demand notes and funding agreements) consists of short-term, unsecured promissory notes issued by corporations, partnerships, trusts and other entities to finance short-term credit needs.

Custodial Receipts (each fund other than U.S. Treasury Reserves and Government Reserves)

Custodial receipts or certificates are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain U.S. government notes or bonds or on certain municipal obligations. The underwriter of these certificates or receipts typically purchases U.S. government securities or municipal obligations and deposits them in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, a fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Demand Instruments (each fund other than U.S. Treasury Reserves and Government Reserves)

A fund may invest in securities issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to tender the investment at an exercise price equal to approximately the amortized cost of the instrument plus accrued interest on no more than 30 days’ notice. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes. A fund currently is permitted to purchase floating rate and variable rate obligations with demand features in accordance with requirements established by the SEC, which, among other things, permit such instruments to be deemed to have remaining maturities of 13 months or less, notwithstanding that they may otherwise have a stated maturity in excess of 13 months. Securities with ultimate maturities of greater than 13 months may be purchased only pursuant to Rule 2a-7 of the 1940 Act. Frequently, floating rate and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks.

Securities with demand features may involve certain expenses and risks, including the inability of the issuer of the instrument to pay for the securities at the time the instrument is exercised, non-marketability of the instrument and differences between the maturity of the underlying security and the maturity of the instrument. Securities may cost more with demand features than without them. Demand features can serve three purposes: (i) to shorten the maturity of a variable or floating rate security, (ii) to enhance the instrument’s credit quality and (iii) to provide a source of liquidity. Demand features are often issued by third party financial institutions, generally domestic and foreign banks, and by brokerage firms or insurance companies. Accordingly, the credit quality and liquidity of a fund’s investments may be dependent in part on the credit quality of the institutions supporting the fund’s investments and changes in the credit quality of these institutions could cause losses to a fund and affect its share price.

Variable rate demand instruments include variable rate demand preferred shares or other forms of liquidity protected preferred shares that are issued by closed end investment companies that invest in municipal securities. These preferred shares have a liquidation preference and pay a dividend that is set weekly or at some other interval (typically 28 days) by a remarketing agent or through a similar process that is designed to approximate current prevailing interest rates. A fund, as a holder of one of these instruments, will have the right to tender the securities for remarketing or, if the securities cannot be remarketed, to tender the securities to a liquidity provider, in each case at a price equal to its liquidation preference plus accrued dividends. A fund would have no right to tender the shares to the issuer for payment or redemption, and the shares will be not freely transferable. A fund will be subject to the risk that the liquidity provider will not be able to honor its unconditional commitment to purchase the shares.

See also “Municipal Securities—Demand Instruments.”

Floating Rate and Variable Rate Obligations (each fund)

Floating rate and variable rate obligations, including participation interests therein are securities that pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. For purposes of determining the maturity of a variable rate or floating rate instrument held by a fund under applicable regulations, the fund may be permitted to take into account reset provisions. For the purposes of determining the weighted average life of a fund’s portfolio, the period remaining for each adjustable-rate security without a demand feature would have a maturity equal to its final legal maturity.

The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable or fixed-rate securities owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying securities may be fixed, the terms of the participation interest may result in the fund receiving a variable rate on its investment.

Because of the variable rate nature of the instruments, when prevailing interest rates decline the yield on these instruments will generally decline. On the other hand, during periods when prevailing interest rates increase, the yield on these instruments will generally increase and the instruments will have less risk of capital depreciation than instruments bearing a fixed rate of return.

Foreign Securities and Markets (each fund)

Investments in securities issued by or provided with credit enhancements by foreign banks or other foreign issuers present certain additional risks. Also, whether or not a fund invests directly in such securities, the value and liquidity of a fund’s investments may be negatively impacted by events and conditions affecting foreign markets, due to the interconnected nature of the global economy and capital markets.

Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for a fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a fund’s investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade.

Sovereign Government and Supranational Debt. Sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Europe—Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

High Quality Corporate Obligations (each fund other than U.S. Treasury Reserves and Government Reserves)

High quality corporate obligations include obligations of corporations that are originally issued with a maturity of greater than 397 days and are: (1) rated as long-term debt obligations in the highest rating category or (2) issued by an issuer that has a class of short-term debt obligations that are comparable in priority and security with the obligation and that have been rated in the highest rating category for short-term debt obligations, or are otherwise comparable to short-term debt obligations having such a rating.

Illiquid Assets (each fund)

Illiquid assets are assets that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to them by the fund. These assets include, among others, certain securities that are subject to legal or contractual restrictions on resale and any repurchase transactions that do not mature within seven days. The fund may not be able to sell illiquid securities and other assets in its portfolio at a time when the sale would be desirable or at a price the fund deems representative of their value. Disposing of illiquid investments may involve time-consuming negotiation and expenses.

Certain restricted securities can be traded freely among qualified purchasers in accordance with Rule 144A under the Securities Act of 1933 (the “1933 Act”). The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The Board has delegated to the subadviser authority to determine whether particular securities eligible for trading under Rule 144A are and continue to be “liquid.” Investing in these restricted securities could have the effect of increasing the fund’s illiquidity, however, if qualified purchasers become uninterested in buying these securities.

Lending of Securities (each fund)

Consistent with applicable regulatory requirements and in order to generate income, a fund may lend its securities to broker/dealers and other institutional borrowers. Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. government obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral received by a fund would be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for this purpose. During the term of the loan, a fund will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, would also receive any income generated by the fund’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides a fund with collateral other than cash, the borrower is also obligated to pay the fund a fee for use of the borrowed securities. A fund would not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the subadviser to be of good standing, and when, in the judgment of the subadviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, a fund could suffer loss if the loan is terminated and the fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer. If a fund does lend securities, it is not intended that the value of the securities loaned by the fund would exceed 33 1/3% of the value of its net assets.

The funds do not currently intend to engage in securities lending although the funds may engage in transactions (such as reverse repurchase agreements) which have similar characteristics.

Money Market Instruments Generally (each fund)

Money market instruments are short-term IOUs issued by banks or other non-governmental issuers, the U.S. or foreign governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may be issued at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities and repurchase agreements. Asset-backed commercial paper refers to a debt security with an original term to maturity of up to 270 days that may be backed by residential and commercial mortgage loans or mortgage-backed securities or other types of receivables. Payments due on asset-backed commercial paper are supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both.

Mortgage-Backed Securities (each fund other than U.S. Treasury Reserves and Government Reserves)

Interest and principal payments on mortgage-backed securities (“MBS”) are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by a fund are likely to be greater during a period of relatively low interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced during recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. MBS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Municipal Securities (each fund other than U.S. Treasury Reserves and Government Reserves)

Shareholders should note that, although interest paid on municipal securities is generally exempt from regular federal income tax, Liquid Reserves does not anticipate holding municipal securities in sufficient quantities to qualify to pay exempt-interest dividends. As a result, distributions by Liquid Reserves to its shareholders are expected to be treated for federal income tax purposes as ordinary dividends without regard to the character in the hands of Liquid Reserves of any interest that it receives on municipal securities.

Municipal securities (which are also referred to herein as “municipal obligations” or “municipal bonds”) generally include debt obligations (including, but not limited to bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, participations or other interests in these securities and other related investments. The interest paid on municipal securities is typically excluded from gross income for regular federal income tax purposes, although it may be subject to the AMT.

Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Private Activity Bonds

Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Under current federal income tax law, interest on municipal bonds issued after August 7, 1986 which are specified private activity bonds and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the AMT, which is imposed on individuals and corporations by the Internal Revenue Code of 1986, as amended (the “Code”). For regular federal income tax purposes such interest will remain fully tax-exempt. Bonds issued in 2009 and 2010 generally will not be treated as private activity bonds, and interest earned on such bonds generally will not be treated as a tax preference item. Although interest on all tax-exempt obligations (including private activity bonds) is generally included in “adjusted current earnings” of corporations for AMT purposes, interest on bonds issued in 2009 and 2010 generally is not included in adjusted current earnings.

Industrial Development Bonds

Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the AMT.

Tender Option Bonds

A tender option bond is a municipal bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the institution generally receives periodic fees equal to the difference between the municipal bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par. Thus, after payment of this fee, the security holder would effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate. (See “Structured Instruments” below.)

Municipal Leases

Municipal leases or installment purchase contracts are issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover a fund’s exposure.

Participation Interests

Tax-exempt participation interests in municipal obligations (such as private activity bonds and municipal lease obligations) are typically issued by a financial institution. A participation interest gives a fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. A fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest.

Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of a fund. The issuer of the participation interest may bear the cost of insurance backing the participation interest, although a fund may also purchase insurance, in which case the cost of insurance will be an expense of the fund. Participation interests may be sold prior to maturity.

Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that a fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation. (See “Banking Industry Concentration” above.)

Municipal Notes

There are four major varieties of municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Tax-Exempt Commercial Paper

Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Demand Instruments

Municipal bonds may be issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes.

These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable-or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in a fund receiving a variable rate on its investment.

Because of the variable rate nature of the instruments, when prevailing interest rates decline the yield on these instruments will generally decline. On the other hand, during periods when prevailing interest rates increase, the yield on these instruments will generally increase and the instruments will have less risk of capital depreciation than instruments bearing a fixed rate of return.

See also “Floating Rate and Variable Obligations” and “Demand Instruments.”

Stand-By Commitments

Under a stand-by commitment a dealer agrees to purchase, at a fund’s option, specified municipal obligations held by a fund at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the fund.

A fund will generally acquire stand-by commitments to facilitate fund liquidity. The cost of entering into stand-by commitments will increase the cost of the underlying municipal obligation and similarly will decrease such security’s yield to investors. Gains, if any, realized in connection with stand-by commitments will be taxable.

Additional Risks Relating to Municipal Securities

Tax risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. In addition, the federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by a fund and the value of the fund’s investments would be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal and/or state income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. A fund and its service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information risk. Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

State and Federal law risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

Market and ratings risk. The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or substantial portions of a fund’s municipal obligations in the same manner.

Unfavorable developments in any economic sector may have far-reaching ramifications for the overall or any state’s municipal market.

Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix A for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

Liquidity risk. In general, the secondary market for tax-exempt securities may be less liquid than that for taxable fixed-income securities.

Taxable Municipal Obligations

The market for taxable municipal obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on taxable municipal obligations is includable in gross income for regular federal income tax and AMT purposes. While interest on taxable municipal obligations may be exempt from personal taxes imposed by the state within which the obligation is issued, such interest will nevertheless generally be subject to all other state and local income and franchise taxes.

Risks Inherent in an Investment in Different Types of Municipal Securities

General Obligation Bonds. General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”). IDRs are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It may also be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates that they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The subadviser cannot predict the effect of such factors on the ability of issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rents cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

Capital Improvement Facility Bonds. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds. A moral obligation bond is a type of revenue bond issued by a state or municipality pursuant to legislation authorizing the establishment of a reserve fund to pay principal and interest payments if the issuer is unable to meet its obligations. The establishment of such a reserve fund generally requires appropriation by the state legislature, which is not legally required. Accordingly, the establishment of a reserve fund is generally considered a moral commitment but not a legal obligation of the state or municipality that created the issuer.

Refunded Bonds. Refunded bonds are typically secured by direct obligations of the U.S. government, or in some cases obligations guaranteed by the U.S. government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The subadviser cannot predict what effect conditions may have on revenues which are required for payment on these bonds.

Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, the purchase of food and beverages, the rental of automobiles or the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers at that time (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently, smaller tobacco manufacturers signed on to the MSA. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be negatively impacted by a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain tobacco settlement revenue bonds are issued with “turbo” redemption features. Under this turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

Convention Facility Bonds. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

Correctional Facility Bonds. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

States and Other U.S. Territories

California. California Tax Free Money Market Fund intends to invest a high proportion of its assets in California municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or California and the resulting impact on the state will not adversely affect the market value of California municipal obligations held by California Tax Free Money Market Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of California municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of California, see Appendix C to this SAI. The summary set forth above and in Appendix C is included for the purpose of providing a general description of the state of California’s credit and financial conditions, is based on information from statements of issuers of California municipal obligations, and does not purport to be complete. California Tax Free Money Market Fund is not responsible for the accuracy, completeness or timeliness of this information.

New York. New York Tax Free Money Market Fund intends to invest a high proportion of its assets in New York municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or New York and the resulting impact on the state will not adversely affect the market value of New York municipal obligations held by New York Tax Free Money Market Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of New York municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of New York, see Appendix D to this SAI. The summary set forth above and in Appendix D is included for the purpose of providing a general description of the state of New York’s credit and financial conditions, is based on information from statements of issuers of New York municipal obligations, and does not purport to be complete. New York Tax Free Money Market Fund is not responsible for the accuracy, completeness or timeliness of this information.

Other U.S. Territories. Municipal securities include the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions (such as the U.S. Virgin Islands and Guam). Payment of interest and preservation of principal is dependent upon the continuing ability of such issuers and/or obligors of territorial, municipal and public authority debt obligations to meet their obligations thereunder. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers.

The following is a brief summary of certain factors affecting the economies of the territories listed below and does not purport to be a complete description of such factors. Many complex political, social and economic forces influence each territory’s economy and finances, which may in turn affect the territory’s financial plan. These forces may affect a territory unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the territory’s control.

Puerto Rico. General obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico may be affected by political, social and economic conditions in Puerto Rico. The following is a brief summary of certain factors affecting the economy of the Commonwealth of Puerto Rico and does not purport to be a complete description of such factors.

The dominant sectors of the Puerto Rican economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, transportation, communications and public utilities and other services, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the U. S. economy. Most external factors that affect the Puerto Rican economy are determined by the policies and performance of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to a steep increase in unemployment rates, funding shortfalls of state employees’ retirement systems, a budget deficit resulting from a structural imbalance and reduced government revenues.

On June 28, 2015, the Governor of Puerto Rico indicated that the Commonwealth will be unable to fully pay its debt, which caused Puerto Rico municipal securities to drop in value. Since August 2015, Puerto Rico has defaulted on certain agency debt payments and has announced that it will be unable to meet additional pending obligations if it is unable to restructure its debt. If issuers of Puerto Rico municipal securities held by a fund default on their obligations, the fund may lose the value of those investments.

Guam. General obligations and/or revenue bonds of issuers located in Guam may be affected by political, social and economic conditions in Guam. The following is a brief summary of factors affecting the economy of Guam and does not purport to be a complete description of such factors.

Guam, the westernmost territory of the U.S., is located 3,800 miles to the west-southwest of Honolulu, Hawaii and approximately 1,550 miles south-southeast of Tokyo, Japan. The population of Guam was estimated to be 161,785 in July 2015. Guam’s unemployment rate increased from 9.3% in September 2009 to 13.3% in March 2013, and most recently decreased to 7.7% in December 2014.

Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Tourism, particularly from Japan, which has been a source of a majority of visitors to Guam, represents the primary source of income for Guam’s economy. A weak economy, war, severe weather, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond Guam’s control, can adversely affect its tourism industry. Guam is also exposed to periodic typhoons, tropical storms, super typhoons and earthquakes such as the March 2011 earthquake and tsunami that occurred in Japan and caused a decline in tourism for a period of time. The U.S. military presence also affects economic activity on Guam in various ways. The number of U.S. military personnel in Guam declined in 2011. Economic, geopolitical, and other influences which are beyond Guam’s control could cause the U.S. military to reduce its existing presence on Guam or forgo any planned enhancements to its presence on Guam. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy.

United States Virgin Islands. General obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands may be affected by political, social and economic conditions in the U.S. Virgin Islands. The following is a brief summary of certain factors affecting the economy of the U.S. Virgin Islands and does not purport to be a complete description of such factors.

The U.S. Virgin Islands consists of four main islands: St. Croix, St. Thomas, St. John, and Water Island and approximately 70 smaller islands, islets and cays. The total land area is about twice the size of Washington, D.C. The U.S. Virgin Islands is located 60 miles east of Puerto Rico and 1,075 miles south of Miami, Florida in the Caribbean Sea and the Atlantic Ocean. The population of the U.S. Virgin Islands was estimated to be 103,574 in July 2015.

With tourist visits of approximately two million annually, tourism accounts for a substantial portion of the Gross Domestic Product (“GDP”). A weak economy, severe weather, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond the control of the territory, can adversely affect its tourism. Tourism-related services help increase private sector employment. Other private sector employment includes wholesale and retail trade, manufacturing (petroleum refining, rum distilling, textiles, electronics, pharmaceuticals and watch assembly), and construction and mining. International business and financial services are small but growing components of the economy. The agricultural sector is small, with most of the islands’ food being imported. The islands are vulnerable to substantial damage from storms. The global economic recession affected all sectors of the economy and had a negative effect on the employment rate.

Repurchase Agreements (each fund other than U.S. Treasury Reserves)

Under the terms of a typical repurchase agreement, a fund would acquire one or more underlying debt obligations, frequently obligations issued by the U.S. government or its agencies or instrumentalities, for a relatively short period (typically overnight, although the term of an agreement may be many months), subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon time and price. The repurchase price is typically greater than the purchase price paid by the fund, thereby determining the fund’s yield. A repurchase agreement is similar to, and may be treated as, a secured loan, where the fund loans cash to the counterparty and the loan is secured by the purchased securities as collateral. All repurchase agreements entered into by a fund are required to be collateralized so that at all times during the term of a repurchase agreement, the value of the underlying securities is at least equal to the amount of the repurchase price. Also, a fund or its custodian is required to have control of the collateral, which the subadviser believes will give the applicable fund a valid, perfected security interest in the collateral.

Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. If a fund enters into a repurchase agreement involving securities the fund could not purchase directly, and the counterparty defaults, the fund may become the holder of securities that it could not purchase. Liquid Reserves may enter into repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds, municipal securities and mortgage loans). These repurchase agreements may be subject to greater risks. In addition, these repurchase agreements may be more likely to have a term to maturity of longer than seven days.

Repurchase agreements maturing in more than seven days are considered to be illiquid.

Repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the funds.

Pursuant to an exemptive order issued by the SEC, the funds, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint accounts for the purpose of entering into repurchase agreements secured by cash and U.S. government securities, subject to certain conditions.

Reverse Repurchase Agreements (each fund)

A reverse repurchase agreement has the characteristics of a secured borrowing by a fund and creates leverage in a fund’s portfolio. In a reverse repurchase transaction, a fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, a fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash. During the term of the transaction, a fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

The funds may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in the Prospectuses or this SAI, a fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the subadviser in other securities or instruments in an effort to increase the fund’s investment returns.

During the term of the transaction, a fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When a fund reinvests the proceeds of a reverse repurchase agreement in other securities, the fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the fund’s return.

When a fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, a fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the subadviser’s strategy and result in lower fund returns. At the time a fund enters into a reverse repurchase agreement, the fund is required to set aside cash or other appropriate liquid securities in the amount of the fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect the fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.

Risks Associated with Sources of Liquidity or Credit Support (each fund other than U.S. Treasury Reserves and Government Reserves)

Issuers of obligations may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts and demand features, and insurance, provided by domestic or foreign entities such as banks and other financial institutions. Changes in the credit quality of the entities providing the enhancement could affect the value of the securities or a fund’s share price. Banks and certain financial institutions are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit. See also “Banking Industry Concentration.”

Structured Instruments (each fund other than U.S. Treasury Reserves and Government Reserves)

Structured instruments are money market instruments that have been structured to meet the regulatory requirements for investment by money market funds, typically by a bank, broker/dealer or other financial institution. They generally consist of a trust or partnership through which a fund holds an interest in one or more underlying bonds or other debt obligations coupled with a conditional right to sell (“put”) the fund’s interest in the underlying bonds at par plus accrued interest to a financial institution. With respect to tax-exempt instruments, the instrument is typically structured as a trust or partnership which provides for pass-through tax-exempt income. Structured instruments in which a fund may invest include: (1) tender option bonds (discussed above), (2) swap products, in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate; and (3) partnerships, which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement. Structured instruments may be more volatile, less liquid and more difficult to price accurately than less complex securities or more traditional debt securities.

These types of instruments raise certain tax, legal, regulatory and accounting issues which may not be presented by direct investments in debt obligations. There is some risk that certain of these issues could be resolved in a manner that could adversely impact the performance of a fund.

U.S. Government Obligations (each fund, U.S. Treasury Reserves with respect to U.S. Treasury obligations only)

U.S. government securities include (1) U.S. Treasury obligations (see “U.S. Treasury Obligations” below) and (2) other obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government (such as Government National Mortgage Association (“Ginnie Mae”) certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae (formally known as the Federal National Mortgage Association)); or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation)). The U.S. government has, however, provided financial support to Fannie Mae and Freddie Mac, which are currently being operated under the conservatorship of the Federal Housing Finance Agency, but there can be no assurances that it will support these or other government-sponsored entities in the future. In the case of obligations not backed by the full faith and credit of the United States, a fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities it issues.

U.S. Treasury Obligations (each fund)

U.S. Treasury obligations are direct debt obligations issued by the U.S. government. Treasury bills, with maturities normally from 4 weeks to 52 weeks, are typically issued at a discount as they pay interest only upon maturity. Treasury bills are non-callable. Treasury notes have a maturity between two and ten years and typically pay interest semi-annually, while Treasury bonds have a maturity of over ten years and pay interest semi-annually. U.S. Treasury obligations also include STRIPS, TIPS and FRNs. STRIPS are Treasury obligations with separately traded principal and interest component parts of such obligations that are transferable through the federal book-entry system. The principal and interest components of U.S. Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued through depository financial institutions, which then trade the component parts separately. Each interest payment and the principal payment becomes a separate zero-coupon security. STRIPS pay interest only at maturity. The interest component of STRIPS may be more volatile than that of U.S. Treasury bills with comparable maturities. TIPS are Treasury Inflation-Protected Securities, the principal of which increases with inflation and decreases with deflation. The inflation adjustment is based on a two month-lagged value of the non-seasonally adjusted Consumer Price Index for Urban Consumers (CPI-U). TIPS entitle the holder, upon maturity, to the adjusted principal or original principal, whichever is greater, thus providing a deflation floor. TIPS pay interest twice a year, at a fixed rate.

The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. However, because the interest rate is fixed, TIPS may lose value when market interest rates increase, particularly during periods of low inflation. FRNs are floating rate notes, the interest on which is indexed to the most recent 13-week Treasury bill auction High Rate, which is the highest accepted discount rate in a Treasury bill auction.

When-Issued Securities and Forward Commitments (each fund)

A fund may purchase securities on a “when-issued” or “to be announced” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the “when-issued” securities are fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the securities, takes place at a later date. In a “to be announced” transaction, a fund commits to purchase securities for which all specific information is not known at the time of the trade.

Securities purchased on a “when-issued” or “forward delivery” basis are subject to changes in value based upon the market’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these securities experiences appreciation when interest rates decline and depreciation when interest rates rise. Purchasing securities on a “when-issued” or “forward delivery” basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. At the time a fund enters into a “when-issued” or “forward delivery” commitment, the fund will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the commitment. A fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

An increase in the percentage of a fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

Investments by Other Funds and by Other Significant Investors (each fund)

Certain investment companies, including those that are affiliated with a fund because they are managed by the manager or an affiliate of the manager, may invest in the fund and may at times have substantial investments in one or more funds. Other investors also may at times have substantial investments in one or more funds.

From time to time, a fund may experience relatively large redemptions or investments due to transactions in fund shares by a fund or other significant investor. The effects of these transactions could adversely affect the fund’s performance. In the event of such redemptions or investments, the fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. Such transactions may increase brokerage and/or other transaction costs of the fund. A large redemption could cause the fund’s expenses to increase and could result in the fund becoming too small to be economically viable. Redemptions of fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund or other significant investor purchases, redeems, or owns a substantial portion of a fund’s shares.

The manager and the subadviser may be subject to potential conflicts of interest in connection with investments in the fund by an affiliated fund due to their affiliation with the investment adviser. For example, the manager and the subadviser could have the incentive to permit an affiliated fund to become a more significant shareholder (with the potential to cause greater disruption) than would be permitted for an unaffiliated investor. Investments by an affiliated fund may also give rise to conflicts in connection with the voting of fund shares. The manager, the subadviser and/or its advisory affiliates intend to seek to address these potential conflicts of interest in the best interests of the funds’ shareholders, although there can be no assurance that such efforts will be successful. The manager and the subadviser will consider how to minimize potential adverse impacts of affiliated fund investments, and may take such actions as each deems appropriate to address potential adverse impacts, including redemption of shares in-kind, rather than in cash.

Money Market Fund Reform Risk (each fund)

In July 2014, the SEC adopted amendments to Rule 2a-7 under the 1940 Act. Rule 2a-7 imposes quality, liquidity and other requirements on any registered mutual fund that holds itself out to the public as a money market fund. Compliance with the various provisions of the amendments takes effect over the course of 2015 and 2016. The new regulations impact money market funds differently depending upon the types of investors that will be permitted to invest in a fund, and the types of securities in which a fund may invest.

Money market funds will be required to comply with the following requirements effective no later than October 14, 2016:

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“Retail” money market funds will have policies and procedures reasonably designed to limit their beneficial owners to natural persons. All other money market funds will be considered to be “institutional” money market funds. Retail and institutional money market funds will be further classified by their investments. “Prime” money market funds will be permitted to invest primarily in corporate or other non-government securities, “U.S. government” money market funds will be required to invest a very high percentage of their assets in U.S. government securities and “municipal” money market funds will be required to invest significantly in municipal securities.

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Institutional prime money market funds and institutional municipal money market funds will be required to value their portfolio securities using market-based factors, and sell and redeem shares at prices based on a floating net asset value. A floating net asset value will be calculated by rounding to the fourth decimal place in the case of a money market fund with a $1.0000 share price. Retail money market funds and institutional U.S. government money market funds will not be subject to the floating net asset value requirement.

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Any type of money market fund will be permitted to impose a discretionary liquidity fee of up to 2% on redemptions or temporarily suspend redemptions (also known as “gate”) if the money market fund’s weekly liquid assets (as defined in Rule 2a-7) fall below 30% of the fund’s total assets and the money market fund’s board of trustees determines that the fee or gate is in the fund’s best interests. Once imposed, a discretionary liquidity fee or redemption gate will remain in effect until the fund’s board of trustees determines that the fee or gate is no longer in the fund’s best interests or the next business day after the fund’s weekly liquid assets return to 30% of the fund’s total assets, whichever occurs first. Regardless, the redemption gate will be required to be lifted no later than the 10th business day after the gate is imposed, and a money market fund may not impose a redemption gate for more than 10 business days in any rolling 90-calendar day period.

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Any type of money market fund (except for U.S. government money market funds) will be required to impose a liquidity fee of 1% on all redemptions if the money market fund’s weekly liquid assets (as defined in Rule 2a-7) fall below 10% of the fund’s total assets, unless the fund’s board of trustees determines that the fee is not in the fund’s best interests, or that a lower or higher (up to 2%) liquidity fee is in the fund’s best interests.

Other requirements of the revised rule include enhanced website disclosure obligations, the adoption of a new form for disclosure of certain material events (such as the imposition of liquidity fees or redemption gates), stronger diversification requirements and enhanced stress testing.

As a result of the revised rule, money market funds are required to implement changes that will impact and may adversely affect the funds and their investors.

Commodity Exchange Act Registration (each fund)

Each fund and portfolio is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the funds, from registration as a “commodity pool operator” with respect to each fund and portfolio under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to each fund and portfolio under the CEA.

Cybersecurity Risk (each fund)

With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the funds are susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause a fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service a fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the fund’s websites (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on a fund’s systems.

Cybersecurity incidents affecting a fund’s manager, subadviser, other service providers to a fund or its shareholders (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the fund and shareholder, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business and the fund to process transactions (including fulfillment of fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers ) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, a fund’s manager and subadviser have established business continuity plans in the event of, and risk management systems to prevent or reduce the impact of, such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, a fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

INVESTMENT POLICIES

Each fund and portfolio has adopted the fundamental investment policies below for the protection of shareholders. References to “fund” in this section include the portfolios, unless the context requires otherwise. Fundamental investment policies of a fund may not be changed without the vote of a majority of the outstanding voting securities of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the fund present at a shareholder meeting, if the holders of more than 50% of the voting securities of the fund are present in person or represented by proxy, or (b) more than 50% of the voting securities of the fund.

Whenever a fund is requested to vote on a change in the fundamental investment policies of its corresponding portfolio, the fund will either call a meeting of its shareholders and will vote its beneficial interests in the portfolio in accordance with instructions it receives from its shareholders, or vote its beneficial interests in its corresponding portfolio in the same proportion as the vote of all other investors in the portfolio.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction, unless otherwise noted below.

Fundamental Investment Policies

Each fund’s fundamental investment policies are as follows:

(1) The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2) The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7) Each fund, except for Government Reserves, may not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, except that each fund, other than U.S. Treasury Reserves, may invest at least 25% of its assets in bank obligations issued by domestic banks, including, with respect to each of Tax Free Reserves, California Tax Free Money Market Fund and New York Tax Free Money Market Fund, bank participation interests in municipal obligations. Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, Government Reserves may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry, except that the fund may invest without limit in obligations issued by banks.

For purposes of the investment restrictions described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable SEC rules, be considered a separate security and treated as an issue of such government, other entity or bank.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. (The fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus, subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently, no fund contemplates borrowing money for leverage, but if it does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the funds from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the funds may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when a fund’s manager or subadviser believes the income justifies the attendant risks. A fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent the funds from purchasing or investing in debt obligations and loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, SEC rules limit a money market fund’s purchases of illiquid securities to 5% of total assets. The policy in (5) above will be interpreted not to prevent the funds from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, SEC rules limit a money market fund’s purchases of illiquid securities to 5% of total assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. In addition, the term industry will be interpreted to include related groups of industries. The SEC has taken the position that money market funds may reserve the right to invest without limit in obligations of domestic banks without being deemed to concentrate their investments. The policy in (7) above will be interpreted to permit investment without limit in domestic bank participation interests in municipal securities. Currently, Government Reserves does not intend to purchase or concentrate in banking obligations. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized fully by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries or groups of industries. The funds have been advised by the staff of the SEC that the staff currently views securities issued by a foreign government to be in a single industry for purposes of calculating applicable limits on concentration.

Each fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Rule 2a-7 under the 1940 Act may limit a money market fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

Additional Fundamental Investment Policy

As a fundamental policy, under normal market conditions, each Tax Free Fund invests at least 80% of its assets in municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax, and with respect to each of California Tax Free Money Market Fund and New York Tax Free Money Market Fund, that is also exempt from California and New York State and New York City personal income taxes, respectively.

Diversification

Liquid Reserves, U.S. Treasury Reserves and Government Reserves are each currently classified as a diversified fund under the 1940 Act. A fund may only change to non-diversified status with the approval of the fund’s shareholders. Under the 1940 Act, such approval requires the affirmative vote (a) of 67% or more of the voting securities present at an annual or special meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (b) of more than 50% of the outstanding voting securities of the fund, whichever is less.

Tax Free Reserves, California Tax Free Money Market Fund and New York Tax Free Money Market Fund (each, a “Tax Free Fund”) are each currently classified as a non-diversified fund under the 1940 Act. A non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than a diversified fund. In this regard, a non-diversified fund is subject to greater risk than a diversified fund. However, each Tax Free Fund intends to comply with the diversification requirements applicable to money market funds, which limit a fund’s ability to invest in the obligations of a single issuer. Under the 1940 Act, a fund may change its classification from non-diversified to diversified without shareholder approval.

MANAGEMENT

The business and affairs of the funds are conducted by management under the supervision and subject to the direction of its Board. The business address of each Trustee (including each Trustee of the funds who is not an “interested person” of the funds (an “Independent Trustee”)) is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the funds is set forth below.

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years

Independent Trustees#:

Elliott J. Berv Born 1943	Trustee and Chair of the Board	Since 1989 (Chair of the Board since 2016)	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	54	None

Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)	54	None

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)	54	None

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Advisors, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)	54	None

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	54	None

Diana R. Harrington Born 1940	Trustee	Since 1992	Babson Distinguished Professor of Finance, Babson College (since 1992)	54	None

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Susan M. Heilbron Born 1945	Trustee	Since 1994	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore LLP (1980 to 1984) and (1977 to 1979)	54	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	54	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (since 2006); ICI Executive Committee (since 2011); Chairman of the Independent Directors Council (since 2012)

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Alan G. Merten Born 1941	Trustee	Since 1990	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)	54	Director Emeritus (since 2012) and formerly, Director, Cardinal Financial Corporation (2006 to 2012); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit Born 1942	Trustee	Since 1990	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University	54	None

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Interested Trustee and Officer:

Jane Trust, CFA† Born 1962	Trustee, President and Chief Executive Officer	Since 2015	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)	152	None

#	Trustees who are not “interested persons” of the funds within the meaning of Section 2(a)(19) of the 1940 Act.
*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex.
†	Effective June 1, 2015, Ms. Trust became a Trustee. Ms. Trust is an “interested person” of the funds, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Additional Officers:

Ted P. Becker Born 1951 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Compliance Officer	Since 2007	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Born 1949 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Anti-Money Laundering Compliance Officer	Since 2013	Assistant Vice President of Legg Mason & Co. and LMIS (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Born 1978 100 First Stamford Place 6th Floor Stamford, CT 06902	Identity Theft Prevention Officer	Since 2015	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Associate Compliance Officer of Legg Mason & Co. (2011-2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Robert I. Frenkel Born 1954 100 First Stamford Place 6th Floor Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2007	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel—U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Born 1962 100 First Stamford Place 6th Floor Stamford, CT 06902	Assistant Secretary	Since 2007	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013)

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Richard F. Sennett Born 1970 100 International Drive 7th Floor Baltimore, MD 21202	Principal Financial Officer	Since 2011	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank Born 1967 620 Eighth Avenue 49th Floor New York, NY 10018	Treasurer	Since 2014	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (2002 to 2015); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Born 1951 620 Eighth Avenue 49th Floor New York, NY 10018	Senior Vice President	Since 2007	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took such office.

Each Trustee, except for Ms. Trust, previously served as a trustee or director of certain predecessor funds in the Legg Mason-sponsored fund complex, and each Trustee, except for Ms. Trust, was thus initially selected by the board of the applicable predecessor funds. In connection with a restructuring of the fund complex completed in 2007, the Board was established to oversee mutual funds in the fund complex that invest primarily in fixed income securities, including the funds, with a view to ensuring continuity of representation by board members of predecessor funds on the Board and in order to establish a Board with experience in and focused on overseeing fixed income mutual funds, which experience would be further developed and enhanced over time.

The Independent Trustees were selected to join the Board based upon the following as to each Board Member: his or her contribution as a board member of predecessor funds; such person’s character and integrity; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trust; and his or her status as not being an “interested person” as defined in the 1940 Act. Ms. Trust was selected to join the Board based upon the following: her character and integrity; her willingness to serve and her willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that her service as a Trustee would be consistent with requirements of the Trust’s retirement policies, and her status as a representative of Legg Mason.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the manager, subadviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and the funds, as well as the perspectives gained from the Independent Trustees’ service on the board of the applicable predecessor funds. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Berv, experience as a chief executive officer and board member of various businesses and organizations and organizational consulting experience; Ms. Dasher, experience as a chief financial officer of a private investment company; Mr. Finn, investment management experience as an executive, consultant and portfolio manager; Mr. Gross, accounting background and experience as an officer and board member of various organizations; Mr. Hanson, experience in academic leadership; Dr. Harrington, background in investment and finance; Ms. Heilbron, legal background and experience, business and consulting experience and experience as a board member of public companies; Ms. Kerley, investment consulting experience and background and mutual fund board experience; Dr. Merten, academic leadership experience, background in investments and finance, and board experience; Dr. Pettit, economic and finance background and academic management experience; and Ms. Trust, investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the funds. Ms. Trust is an interested person of the funds. Independent Trustees constitute more than 75% of the Board. Mr. Berv serves as Chair of the Board.

The Board has three standing committees: the Audit Committee, Nominating and Governance Committee (referred to as the Governance Committee), and Investment and Performance Committee (referred to as the Performance Committee). Each of the Audit, Governance and Performance Committees is chaired by an Independent Trustee and composed of all of the Independent Trustees. Where deemed appropriate, the Board constitutes ad hoc committees.

The Chair of the Board and the chairs of the Audit, Governance and Performance Committees work with the Chief Executive Officer of the Trust to set the agendas for Board and committee meetings. The Chair of the Board also serves as a key point person for dealings between management and the other Independent Trustees. As noted below, through the committees the Independent Trustees consider and address important matters involving the funds, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the funds have effective and independent governance and oversight. The Board also has determined that its leadership structure, in which the Chair of the Board is not affiliated with Legg Mason, is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management, including each fund’s subadviser.

The Audit Committee oversees, among other things, the scope of each fund’s audit, each fund’s accounting and financial reporting policies and practices and the internal controls over financial accounting and reporting. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of each fund, and the qualifications and independence of each fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of each fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting.

The Governance Committee is the forum for consideration of a number of issues required to be considered separately by independent trustees of mutual funds, including, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately. When addressing vacancies, the Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Governance Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of each fund’s investment management and subadvisory arrangements.

As an integral part of its responsibility for oversight of the funds in the interests of shareholders, the Board oversees risk management of each fund’s investment programs and business affairs. The Board has emphasized to each fund’s manager and subadviser the importance of maintaining vigorous risk management. The manager and the subadviser also have their own independent interest in risk management and in maintaining risk management programs. Oversight of the risk management process is part of the Board’s general oversight of each fund and its service providers. The Board exercises oversight of the risk management process primarily through the Performance Committee and the Audit Committee, and through oversight by the Board itself.

The funds face a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. Under the overall oversight of the Board or the applicable committee, the funds, or the manager, each fund’s subadviser, and the affiliates of the manager and the subadviser, or other service providers to each fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including each fund’s and the manager’s CCO and the manager’s chief risk officer, as well as various personnel of the subadviser and other service providers such as each fund’s independent accountants, also make periodic reports to the Performance Committee or Audit Committee or to the Board, pursuant to the committee’s or Board’s request, with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

The Board recognizes that not all risks that may affect the funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

The portfolios are also governed by a board, which has the same members, committees and compensation policies as the funds’ Board.

The Board met four times during the funds’ fiscal year ended August 31, 2015. Each of the Audit, Governance and Performance Committees met four times during the funds’ last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in each fund and other investment companies in the fund complex overseen by the Trustees as of December 31, 2015.

Name of Trustee	Dollar Range of Equity Securities in Liquid Reserves ($)	Dollar Range of Equity Securities in U.S. Treasury Reserves ($)	Dollar Range of Equity Securities in Government Reserves ($)	Dollar Range of Equity Securities in Tax Free Reserves ($)	Dollar Range of Equity Securities in California Tax Free Money Market Fund ($)	Dollar Range of Equity Securities in New York Tax Free Money Market Fund ($)	Aggregate Dollar Range of Equity Securities in Registered Investment Companies Overseen by Trustee ($)
Independent Trustees:
Elliott J. Berv	None	None	None	None	None	None	None
Jane F. Dasher	None	None	None	None	None	None	50,001-100,000
Mark T. Finn	None	None	None	None	None	None	None
Stephen Randolph Gross	None	None	None	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Liquid Reserves ($)	Dollar Range of Equity Securities in U.S. Treasury Reserves ($)	Dollar Range of Equity Securities in Government Reserves ($)	Dollar Range of Equity Securities in Tax Free Reserves ($)	Dollar Range of Equity Securities in California Tax Free Money Market Fund ($)	Dollar Range of Equity Securities in New York Tax Free Money Market Fund ($)	Aggregate Dollar Range of Equity Securities in Registered Investment Companies Overseen by Trustee ($)
Richard E. Hanson, Jr.	None	None	None	None	None	None	Over 100,000
Diana R. Harrington	None	None	None	None	None	None	Over 100,000
Susan M. Heilbron	None	None	None	None	None	None	50,001-100,000
Susan B. Kerley	None	None	None	None	None	None	Over 100,000
Alan G. Merten	None	None	None	None	None	None	Over 100,000
R. Richardson Pettit	None	None	None	None	None	None	Over 100,000

Interested Trustee:
Jane Trust	None	None	None	None	None	None	Over 100,000

As of December 31, 2015, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the funds’ manager, subadviser or distributor, or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributor of the funds.

For serving as a trustee of the funds and other funds in the fund complex, each Independent Trustee receives an annual retainer plus fees for attending each regularly scheduled meeting and special Board meeting they attend in person or by telephone. They are also reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Those Independent Trustees who serve in leadership positions of the Board or Board committees receive additional compensation. The Board reviews the level of trustee compensation periodically and trustee compensation may change from time to time. Ms. Trust, an “interested person” of the funds, as defined in the 1940 Act, does not receive compensation from the funds for her service as Trustee. Each fund pays its pro rata share of the Trustees’ fees and expenses based upon asset size.

Officers of the Trust receive no compensation from the funds.

Information regarding compensation paid to the Trustees is shown below:

	Aggregate Compensation(1) ($)						Total Pension or Retirement Benefits Paid as Part of Fund Expenses(1)(2) ($)	Total Compensation from the Fund Complex Paid to Trustee(3) ($)	Number of Portfolios in Fund Complex Overseen by Trustee(1)
Name of Trustee	Liquid Reserves	U.S. Treasury Reserves	Government Reserves	Tax Free Reserves	California Tax Free Money Market Fund	New York Tax Free Money Market Fund
Independent Trustees:
Elliott J. Berv	1,154	1,329	1,070	249	159	409	None	285,000	53
Jane F. Dasher	1,132	1,306	1,048	243	156	401	None	270,000	53
Mark T. Finn	1,094	1,259	1,013	236	151	388	None	270,000	53
Stephen Randolph Gross	1,094	1,259	1,013	236	151	388	None	270,000	53
Richard E. Hanson, Jr	1,094	1,259	1,013	236	151	388	None	270,000	53
Diana R. Harrington	1,395	1,608	1,300	301	192	495	None	345,000	53
Susan M. Heilbron	1,094	1,259	1,013	236	151	388	None	270,000	53

	Aggregate Compensation(1) ($)						Total Pension or Retirement Benefits Paid as Part of Fund Expenses(1)(2) ($)	Total Compensation from the Fund Complex Paid to Trustee(3) ($)	Number of Portfolios in Fund Complex Overseen by Trustee(1)
Name of Trustee	Liquid Reserves	U.S. Treasury Reserves	Government Reserves	Tax Free Reserves	California Tax Free Money Market Fund	New York Tax Free Money Market Fund
Susan B. Kerley	1,154	1,329	1,070	249	159	409	None	285,000	53
Alan G. Merten	1,094	1,259	1,013	236	151	388	None	270,000	53
R. Richardson Pettit	1,193	1,376	1,106	256	164	422	None	285,000	53

Interested Trustee:
Kenneth D. Fuller(4)	None	None	None	None	None	None	None	None	N/A
Jane Trust(4)	None	None	None	None	None	None	None	None	147

(1)	Information is for the fiscal year ended August 31, 2015.
(2)	Pursuant to prior retirement plans, Government Reserves made payments to former trustees for the fiscal year ended August 31, 2015 of $8,209.
(3)	Information is for the calendar year ended December 31, 2015.
(4)	Mr. Fuller is no longer a member of the Board effective May 31, 2015, and Ms. Trust became a Trustee effective June 1, 2015. Mr. Fuller was not compensated for his services as a Trustee, and Ms. Trust is not compensated for such services, because of their affiliations with the manager.

Officers of the funds and portfolios receive no compensation from the funds or portfolios, although they may be reimbursed by the funds or portfolios for reasonable out-of-pocket travel expenses for attending Board meetings.

As of March 31, 2016, the Trustees and officers of the funds, as a group, owned less than 1% of the outstanding shares of each class of each fund.

To the knowledge of the funds, as of March 31, 2016, the following shareholders owned or held of record 5% or more, as indicated, of the outstanding shares of each class of each fund:

FUND/CLASS	NAME AND ADDRESS	PERCENT OF CLASS (%)
California Tax Free Money Market Fund/Service	PERSHING LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	100

California Tax Free Money Market Fund/ N	CITIBANK NA 399 PARK AVE BSMT LC NEW YORK NY 10022-4699	85.86

California Tax Free Money Market Fund/ A	FIDUCIARY TRUST INTL REVENUE ATTN MICHAEL J HOGAN 600 5TH AVE NEW YORK NY 10020-2326	55.76

California Tax Free Money Market Fund/ A	PERSHING LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	32.02

FUND/CLASS	NAME AND ADDRESS	PERCENT OF CLASS (%)
California Tax Free Money Market Fund/ A	FIDUCIARY TRUST INTL REVENUE ATTN JOHN CONTE 600 5TH AVE NEW YORK NY 10020-2326	12.22

California Tax Free Money Market Fund/ N	PERSHING LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	10.05

Government Reserves/Service	PERSHING LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	100

Government Reserves/ A	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	41.82

Government Reserves/ A	PERSHING LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	28.24

Government Reserves/ A	FIDUCIARY TRUST INTL REVENUE ATTN MICHAEL J HOGAN 600 5TH AVE NEW YORK NY 10020-2326	19.14

Liquid Reserves/ A	BNY MELLON INVESTMENT SERVICING (US) INC 760 MOORE RD KING OF PRUSSIA PA 19406-1212	48.16

Liquid Reserves/ A	PERSHING LLC ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	18.60

Liquid Reserves/ A	FIDUCIARY TRUST INTL REVENUE ATTN MICHAEL J HOGAN 600 5TH AVE NEW YORK NY 10020-2326	16.25

Liquid Reserves/ B	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	88.44

Liquid Reserves/ B	FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	5.26

Liquid Reserves/ C	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	21.99

FUND/CLASS	NAME AND ADDRESS	PERCENT OF CLASS (%)
Liquid Reserves/ C	FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	7.42

Liquid Reserves/ N	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	31.85

Liquid Reserves/ N	PERSHING LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	13.83

Liquid Reserves/ N	CITIBANK NA 1 COURT SQUARE FL 22 LONG ISLAND NY 11120	12.69

Liquid Reserves/Service	PERSHING LLC ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	100

New York Tax Free Money Market Fund/ A	PERSHING LLC ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	75.42

New York Tax Free Money Market Fund/ A	FIDUCIARY TRUST INTL REVENUE ATTN MICHAEL J HOGAN 600 5TH AVE NEW YORK NY 10020-2326	19.82

New York Tax Free Money Market Fund/ N	PERSHING LLC ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	28.27

New York Tax Free Money Market Fund/ N	CITIBANK NA 399 PARK AVE BSMT LC NEW YORK NY 10022-4699	25.57

New York Tax Free Money Market Fund/ N	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	8.44

New York Tax Free Money Market Fund/Service	PERSHING LLC ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	100

Tax Free Res Service	PERSHING LLC ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	100

Tax Free Reserves/ A	PERSHING LLC ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	45.50

FUND/CLASS	NAME AND ADDRESS	PERCENT OF CLASS (%)
Tax Free Reserves/ A	FIDUCIARY TRUST INTL REVENUE ATTN MICHAEL J HOGAN 600 5TH AVE NEW YORK NY 10020-2326	34.65

Tax Free Reserves/ A	FIDUCIARY TRUST INTL REVENUE ATTN JOHN CONTE 600 5TH AVE NEW YORK NY 10020-2326	13.92

Tax Free Reserves/ B	BNY MELLON INVESTMENT SERVICING (US) INC 760 MOORE RD KING OF PRUSSIA PA 19406-1212	100

Tax Free Reserves/ C	UBS FINANCIAL SERVICES INC. 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	44.02

Tax Free Reserves/ C	MLPF&S ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	39.39

Tax Free Reserves/ C	MARY C KAISER & RONALD F KAISER N TONAWANDA NY 14120-3701	16.59

Tax Free Reserves/ N	CITIBANK NA ATTN: GLENCEL KINCH & DORSEY KIM 399 PARK AVE BSMT LC NEW YORK NY 10022-4686	37.15

Tax Free Reserves/ N	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	30.00

Tax Free Reserves/ N	PERSHING LLC ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	27.06

U.S. Treasury Reserves/ N	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	82.47

U.S. Treasury Reserves/ N	CITIBANK NA 1 COURT SQUARE FL 22 LONG ISLAND NY 11120	9.93

U.S. Treasury Reserves/Service	PERSHING LLC ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	100

On March 31, 2016, to the Trust’s knowledge, the following persons owned of record or beneficially 25% or more of the outstanding shares of a fund as set forth below. Shareholders who beneficially own 25% or more of the voting securities of a fund or who are otherwise deemed to “control” a fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the fund’s shareholders.

FUND/CLASS	NAME AND ADDRESS	PERCENT OF FUND HELD (%)
California Tax Free Money Market Fund	CITIBANK NA 399 PARK AVE BSMT LC NEW YORK NY 10022-4699	48.47

Government Reserves	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	28.24

Government Reserves	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	41.82

Liquid Reserves	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	43.72

New York Tax Free Money Market Fund	PERSHING LLC ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	51.44

Tax Free Reserves	PERSHING LLC ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	30.19

U.S. Treasury Reserves	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	82.45

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) serves as investment manager to the funds and the portfolios and provides certain oversight services to the funds and the portfolios, in each case pursuant to an investment management agreement (each, a “Management Agreement”). LMPFA is a wholly-owned subsidiary of Legg Mason.

The manager has agreed, under each Management Agreement, subject to the supervision of the fund’s or portfolio’s Board, to provide the fund or portfolio with investment research, advice, management and supervision, furnish a continuous investment program for the fund’s or portfolio’s portfolio of securities and other investments consistent with the fund’s or portfolio’s investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into subadvisory agreements, as described below.

As compensation for services performed, facilities furnished and expenses assumed by the manager, each fund and portfolio pays the manager a fee computed daily at an annual rate of the fund’s or portfolio’s average daily net assets as described below. The manager also performs administrative and management services as reasonably requested by each fund or portfolio necessary for the operation of the fund or portfolio, such as (i) supervising the overall administration of each fund or portfolio, including, as applicable, negotiation of contracts and fees with, and monitoring of performance and billings of, the transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining each fund’s and portfolio’s existence; and (v) maintaining the registration or qualification of each fund’s shares and each portfolio’s interests under federal and state laws.

Each Management Agreement will continue in effect from year to year, provided continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities (as defined in the 1940 Act) of the fund or portfolio, as applicable, and (b) in either event, by a majority of the Independent Trustees, with such Independent Trustees casting votes in person at a meeting called for such purpose.

Each Management Agreement provides that the manager may render services to others. Each Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund or portfolio, as applicable, on not more than 60 days’ nor less than 30 days’ written notice to the manager, or by the manager on not less than 90 days’ written notice to the fund or portfolio, as applicable, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the manager. No Management Agreement is assignable by the Trust except with the consent of the manager.

Each Management Agreement provides that the manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the manager and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund or portfolio , but the manager is not protected against any liability to the fund or portfolio to which the manager would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

Subject to such policies as the Board of a portfolio or a fund, as applicable, may determine, the manager manages the securities of and makes investment decisions for each portfolio. Currently, advisory services for each of Liquid Reserves, U.S. Treasury Reserves, Government Reserves and Tax Free Reserves are provided through its corresponding portfolio, but the manager may, if requested by the Trustees, provide advisory services directly to such funds. In addition, the manager provides certain administrative services to each fund and each portfolio under the Management Agreements.

For its services under the applicable fund’s Management Agreement, the manager receives a management fee that is calculated daily and payable monthly according to the following schedule:

Average Daily Net Assets	Fee Rate (% of Average Daily Net Assets) (%)
First $1 billion	0.450
Next $1 billion	0.425
Next $3 billion	0.400
Next $5 billion	0.375
Over $10 billion	0.350

For Liquid Reserves, U.S. Treasury Reserves, Government Reserves and Tax Free Reserves, the fund pays the applicable annual rate based on its average daily net assets, less the amount, if any, of the fund’s share of the management fee payable by its corresponding portfolio.

For the periods below, the funds and portfolios paid management fees to the manager as follows:

Fund	Fiscal Year Ended August 31,	Gross Management Fees ($)	Management Fees Waived/Expenses Reimbursed ($)	Net Management Fees (after waivers/expense reimbursements) ($)	Excess fee waivers/expense reimbursements ($)
Liquid Reserves	2015	3,447,411	(4,361,623)	—	(914,212)
	2014	3,302,523	(5,633,346)	—	(2,330,823)
	2013	3,541,851	(6,138,152)	—	(2,596,301)

Liquid Reserves Portfolio	2015	67,000,688	(67,000,688)	—	—
	2014	73,658,171	(9,830,251)	63,827,920	—
	2013	70,540,545	(6,396,293)	64,144,252	—

U.S. Treasury Reserves	2015	3,972,237	(4,627,317)	—	(655,080)
	2014	4,231,542	(5,339,941)	—	(1,108,399)
	2013	4,590,596	(5,780,053)	—	(1,189,457)

U.S. Treasury Reserves Portfolio	2015	23,584,452	(23,584,452)	—	—
	2014	20,714,271	(15,580,231)	5,134,040	—
	2013	17,148,590	(6,190,819)	10,957,771	—

Government Reserves	2015	3,103,286	(2,839,211)	264,075	—
	2014	4,531,439	(6,211,180)	—	(1,679,741)
	2013	4,962,506	(6,458,465)	—	(1,495,959)

Government Portfolio	2015	15,445,862	(15,445,862)	—	—
	2014	14,824,382	(8,608,839)	6,215,543	—
	2013	13,125,695	(2,912,917)	10,212,778	—

Tax Free Reserves	2015	740,853	(1,138,704)	—	(397,851)
	2014	939,968	(1,473,776)	—	(533,808)
	2013	1,151,146	(1,704,151)	—	(553,005)

Tax Free Reserves Portfolio	2015	1,179,141	(1,179,278)	—	(137)
	2014	1,319,878	(801,436)	518,442	—
	2013	1,877,864	(514,524)	1,363,340	—

California Tax Free Money Market Fund	2015	481,784	(754,379)	—	(272,595)
	2014	822,038	(1,157,558)	—	(335,520)
	2013	907,641	(1,153,516)	—	(245,875)

New York Tax Free Money Market Fund	2015	1,219,767	(1,610,205)	—	(390,438)
	2014	1,466,706	(1,887,830)	—	(421,124)
	2013	1,735,659	(2,057,246)	—	(321,587)

During the fiscal year ended August 31, 2014, Liquid Reserves, U.S. Treasury Reserves, Tax Free Reserves, California Tax Free Money Market Fund and New York Tax Free Money Market Fund were reimbursed for litigation fees amounting to $85,120, $20,416, $22,603, $16,497, $21,962 and $59,452, respectively.

In addition, during the fiscal year ended August 31, 2013, Liquid Reserves, U.S. Treasury Reserves, Tax Free Reserves, California Tax Free Money Market Fund and New York Tax Free Money Market Fund were reimbursed for litigation fees amounting to $291,920, $70,016, $77,516, $56,576, $75,319 and $203,893, respectively.

Any expense limitation arrangements in place during a fund’s past three fiscal years can be found in such fund’s Prospectus in effect (as amended or supplemented from time to time) for such year.

Subadviser

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of each fund and each portfolio as subadviser pursuant to a subadvisory agreement (each, a “Subadvisory Agreement”). Western Asset is a wholly-owned subsidiary of Legg Mason.

Under each Subadvisory Agreement, subject to the supervision of the Board and the manager, the subadviser regularly provides investment research, advice, management and supervision; furnishes a continuous investment program for the allocated assets consistent with the fund’s or portfolio’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The subadviser may delegate to companies that the subadviser controls, is controlled by, or is under common control with, certain of the subadviser’s duties under a Subadvisory Agreement, subject to the subadviser’s supervision, provided the subadviser will not be relieved of its duties or obligations under the Subadvisory Agreement as a result of any delegation.

Each Subadvisory Agreement will continue in effect from year to year provided continuance is specifically approved at least annually with respect to a fund or portfolio (a) by the Board or by a majority of the outstanding voting securities (as defined in the 1940 Act) of the fund or portfolio, as applicable and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of a fund or portfolio, as applicable, may terminate each Subadvisory Agreement on not more than 60 days’ nor less than 30 days’ written notice to the subadviser without penalty. The subadviser may terminate each Subadvisory Agreement on not less than 90 days’ written notice to the fund or portfolio, as applicable, and the manager without penalty. The manager and the subadviser may terminate each Subadvisory Agreement upon their mutual written consent. Each Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser. The manager may not assign a Subadvisory Agreement except with the subadviser’s consent.

Each Subadvisory Agreement provides that the subadviser, its affiliates performing services contemplated by the Subadvisory Agreement, and the partners, shareholders, directors, officers and employees of the subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund or portfolio, but the subadviser is not protected against any liability to the fund or portfolio or the manager to which the subadviser would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Subadvisory Agreement.

As compensation for its services, the manager pays to the subadviser a fee equal to 70% of the management fee paid to the manager by each fund or portfolio, net of any waivers and expense reimbursements.

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed below), each fund and portfolio is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organizational costs of the fund; costs (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to the issuing and redemption or repurchase of the fund’s shares or portfolio’s interests and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders or portfolio’s investors; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund or portfolio; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund or portfolio, if any; the fund’s or portfolio’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund or portfolio and its officers, members of the Board and employees; and litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund or portfolio is a party and the legal obligation which the fund or portfolio may have to indemnify the fund’s or portfolio’s Board members and officers with respect thereto.

Management may agree to implement an expense limitation and/or reimburse operating expenses for one or more classes of shares. Any such expense limitations and/or reimbursements are described in a fund’s Prospectus(es). The expense limitations and/or reimbursements do not cover (a) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; (b) extraordinary expenses, such as any expenses or charges related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of a fund, portfolio or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a fund or class or a meeting of investors of a portfolio (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Some of these arrangements do not cover interest expenses.

These arrangements may be reduced or terminated under certain circumstances. Additional amounts may be voluntarily waived and/or reimbursed from time to time.

In order to implement an expense limitation, the manager will, as necessary, waive management fees and/or reimburse operating expenses. The manager is also permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if a class’s or a fund’s total annual operating expenses have fallen to a level below the class’s or fund’s expense limitation. In no case will the manager recapture any amount that would result, on any particular business day of a fund, in the fund’s total annual operating expenses exceeding such expense limitation or any other lower limit then in effect.

The manager may also waive management fees and/or reimburse the operating expenses of one or more portfolios, subject to recapture, under terms similar to the arrangements described above for the funds.

Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the sole and exclusive distributor of each fund pursuant to a written agreement (as amended, the “Distribution Agreement”).

Under the Distribution Agreement, the distributor is appointed as principal underwriter and distributor in connection with the offering and sale of shares of each fund. The distributor offers the shares on an agency or “best efforts” basis under which a fund issues only the number of shares actually sold. Shares of each fund are continuously offered by the distributor.

The Distribution Agreement is renewable from year to year with respect to a fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to any fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by the distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

LMIS also serves as exclusive Placement Agent with respect to each portfolio. LMIS may be deemed to be an underwriter for purposes of the 1933 Act.

LMPFA, LMIS, their affiliates and their personnel have interests in promoting sales of the Legg Mason Funds, including remuneration, fees and profitability relating to services to and sales of the funds. Employees of LMPFA, LMIS or their affiliates (including wholesalers registered with LMIS) may receive additional compensation related to the sale of individual Legg Mason Funds or categories of Legg Mason Funds. LMPFA, the subadvisers, and their advisory or other personnel may also benefit from increased amounts of assets under management.

Financial intermediaries, including broker/dealers, investment advisers, financial consultants or advisers, mutual fund supermarkets, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of a fund, also may benefit from the sales of shares of the Legg Mason Funds. For example, in connection with such sales, financial intermediaries may receive compensation from a fund (with respect to the fund as a whole or a particular class of shares) and/or from LMPFA, LMIS, and/or their affiliates, as further described below. The structure of these compensation arrangements, as well as the amounts paid under such arrangements, vary and may change from time to time. In addition, new compensation arrangements may be negotiated at any time. The compensation arrangements described in this section are not mutually exclusive, and a single financial intermediary may receive multiple types of compensation.

LMIS has agreements in place with financial intermediaries defining how much each firm will be paid for the sale of a particular mutual fund from sales charges, if any, paid by fund shareholders and from Rule 12b-1 Plan fees paid to LMIS by the funds. These financial intermediaries then pay their employees or associated persons who sell fund shares from the sales charges and/or fees they receive. The financial intermediary, and/or its employees or associated persons may receive a payment when a sale is made and will, in most cases, continue to receive ongoing payments while you are invested in the fund. In other cases, LMIS may retain all or a portion of such fees and sales charges.

In addition, LMIS, LMPFA and/or certain of their affiliates may make additional payments (which are often referred to as “revenue sharing” payments) to the financial intermediaries from their past profits and other available sources, including profits from their relationships with the funds. Revenue sharing payments are a form of compensation paid to a financial intermediary in addition to the sales charges paid by fund shareholders or Rule 12b-1 Plan fees paid by a fund. LMPFA, LMIS and/or certain of its affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms.

Revenue sharing arrangements are intended, among other things, to foster the sale of fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of fund shares. In exchange for revenue sharing payments, LMPFA and LMIS generally expect to receive the opportunity for a fund to be sold through the financial intermediaries’ sales forces or to have access to third- party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that financial intermediaries receiving revenue sharing payments sell more shares of a fund, LMPFA and LMIS and/or their affiliates benefit from the increase in fund assets as a result of the fees they receive from the fund.

Revenue sharing payments are usually calculated based on a percentage of fund sales and/or fund assets attributable to a particular financial intermediary. Payments may also be based on other criteria or factors such as, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. In addition, LMIS, LMPFA and/or certain of their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of a fund on a financial intermediary’s systems, participation or attendance at a financial intermediary’s meetings, or for other reasons. In addition, LMIS, LMPFA and/or certain of their affiliates may pay certain education and training costs of financial intermediaries (including, in some cases, travel expenses) to train and educate the personnel of the financial intermediaries. It is likely that financial intermediaries that execute portfolio transactions for a fund will include those firms with which LMPFA, LMIS and/or certain of their affiliates have entered into revenue sharing arrangements.

Each fund generally pays the transfer agent for certain recordkeeping and administrative services. In addition, each fund may pay financial intermediaries for certain recordkeeping, administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by a fund’s transfer agent. Administrative fees may be paid to a firm that undertakes, for example, shareholder communications on behalf of a fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (NSCC). These payments are generally based on either (1) a percentage of the average daily net assets of fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. LMIS, LMPFA and/or their affiliates may make all or a portion of these payments.

In addition, each fund reimburses LMIS for NSCC fees that are invoiced to LMIS as the party to the agreement with NSCC for the administrative services provided by NSCC to the fund and its shareholders. These services include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from financial intermediaries, and related recordkeeping provided by NSCC to the fund and its shareholders.

If your fund shares are purchased through a retirement plan, LMIS, LMPFA or certain of their affiliates may also make similar payments to those described in this section to the plan’s recordkeeper or an affiliate.

Revenue sharing payments, as well as the other types of compensation arrangements described in this section, may provide an incentive for financial intermediaries and their employees or associated persons to recommend or sell shares of a fund to customers and in doing so may create conflicts of interest between the firms’ financial interests and the interests of their customers. Please contact your financial intermediary for details about any payments it (and its employees) may receive from the fund and/or from LMIS, LMPFA and/or their affiliates. You should review your financial intermediary’s disclosure and/or talk to your broker/dealer or financial intermediary to obtain more information on how this compensation may have influenced your broker/dealer’s or financial intermediary’s recommendation of the fund.

Services and Distribution Plan

The Trust, on behalf of each fund, has adopted a shareholder services and distribution plan (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, a fund may pay monthly fees to LMIS at an annual rate not to exceed the percentage set forth below of the average daily net assets of each class indicated. Each fund will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made.

Fund—Class	Total Service and/or Distribution Fees as a Percentage of Daily Net Assets (%)
Liquid Reserves
Class N	0.25
Class A	0.10
Class B	0.50
Class C	0.50
Service Shares	0.50

U.S. Treasury Reserves
Class N	0.25
Service Shares	0.50

Government Reserves
Class N	0.25
Class A	0.10
Class A2	0.10
Service Shares	0.50

Tax Free Reserves
Class N	0.25
Class A	0.10
Class B	0.50
Class C	0.50
Service Shares	0.50

California Tax Free Money Market Fund
Class N	0.25
Class A	0.10
Service Shares	0.50

New York Tax Free Money Market Fund
Class N	0.25
Class A	0.10
Service Shares	0.50

Fees under the 12b-1 Plan may be used to make payments to the distributor, Service Agents and other parties in respect of the sale of shares of the funds, for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than existing shareholders. Each fund also may make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under Financial Industry Regulatory Authority (“FINRA”) Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

Since fees paid under the 12b-1 Plan are not tied directly to expenses incurred by the distributor (or others), the amount of the fees paid by a class of a fund during any year may be more or less than actual expenses incurred by the distributor (or others), pursuant to the 12b-1 Plan. This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the distributor’s expenses exceed the fees provided for by the 12b-1 Plan, a fund will not be obligated to pay more than those fees and, if expenses incurred by the distributor (or others) are less than the fees paid to the distributor and others, they will realize a profit.

The 12b-1 Plan recognizes that various service providers to a fund, such as its manager, may make payments for distribution, marketing or sales-related expenses out of their own resources of any kind, including profits or payments received from the funds for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of a fund, the payments are deemed to be authorized by the 12b-1 Plan.

Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to a class of a fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the class (as defined in the 1940 Act).

The following service and distribution fees were paid by the funds, after waivers (if any), pursuant to the distribution plan in effect during the last three fiscal years:

	Fiscal Year Ended August 31
Fund	2013 ($)	2014 ($)	2015 ($)
Liquid Reserves
Class N	369,142	225,777	143,808
Class A	578,402	594,001	488,361
Class B	44,224	28,944	5,289
Class C	269,713	218,970	71,245
Service Shares*	N/A	N/A	0
U.S. Treasury Reserves
Class N	1,022,312	940,480	744,073
Service Shares**	N/A	N/A	0
Government Reserves
Class A	1,109,080	1,009,456	575,209

	Fiscal Year Ended August 31
Fund	2013 ($)	2014 ($)	2015 ($)
Tax Free Reserves
Class N	213,110	163,784	145,941
Class A	170,250	142,652	77,461
Class B	888	1,027	159
Class C	648	2,550	1,111
California Tax Free Money Market Fund
Class N	108,174	97,516	91,972
Class A	158,429	143,669	48,958
New York Tax Free Money Market Fund
Class N	408,850	268,769	201,814
Class A	222,162	218,427	144,562

*	For the period August 26, 2015 (inception date) to August 31, 2015.
**	For the period August 21, 2015 (inception date) to August 31, 2015.

No information is given for Service Shares of the funds, except Liquid Reserves and U.S. Treasury Reserves, or for Class A2 or Class N shares of Government Reserves because these share classes were not offered during the fiscal year ended August 31, 2015.

For the fiscal year ended August 31, 2015, LMIS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses and compensation to Service Agents and third parties as expressed in the following table. The distributor may have made revenue sharing payments in addition to the expenses shown here.

Fund/Class	Third Party Fees ($)	Financial Consultant Compensation (Amortized) ($)	Marketing ($)	Printing ($)	Total Current Expenses ($)
Liquid Reserves
Class N	143,808	0	6,722	44	150,574
Class A	488,361	0	67,364	362	556,087
Class B	5,243	0	817	2	6,062
Class C	71,245	0	1,945	20	73,210
Service Shares	0	0	0	0	0

U.S. Treasury Reserves
Class N	741,884	0	85,250	525	827,659
Service Shares	0	0	0	0	0

Government Reserves
Class A	575,209	0	84,493	453	660,155

Tax Free Reserves
Class N	145,941	0	19,521	41	165,503
Class A	77,461	0	39,453	56	116,970
Class B	152	0	1,493	0	1,645
Class C	1,111	0	1,539	0	2,650

California Tax Free Money Market Fund
Class N	91,972	0	27,236	24	119,232
Class A	48,598	0	34,418	44	83,060

New York Tax Free Money Market Fund
Class N	201,814	0	25,029	57	226,900
Class A	144,562	0	41,447	102	186,111

No information is given for Service Shares of the funds, except Liquid Reserves and U.S. Treasury Reserves, or for Class A2 or Class N shares of Government Reserves because these share classes were not offered during the fiscal year ended August 31, 2015.

In addition, various service providers, including the manager, may have made payments for distribution related expenses out of their own resources, including past profits, or from payments received from the funds for other purposes, such as management fees. See “Distributor” above.

Dealer Commissions and Concessions

From time to time, the funds’ distributor or the manager, at their expense, may provide additional commissions, compensation or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of shares of the funds. Such concessions provided by the funds’ distributor or the manager may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more funds, and/or other dealer-sponsored events. From time to time, the funds’ distributor or manager may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA.

Custodian and Transfer Agents

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the funds and the portfolios. State Street, among other things, maintains a custody account or accounts in the name of each fund and portfolio, receives and delivers all assets for the funds and the portfolios upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the funds and the portfolios and makes disbursements on behalf of the funds and the portfolios. State Street neither determines the funds’ or portfolios’ investment policies nor decides which securities the funds or portfolios will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The funds and the portfolios may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements. State Street may also act as the funds’ or portfolios’ securities lending agent and in that case would receive a share of the income generated by such activities.

BNY Mellon Investment Servicing (US) Inc. (“BNY”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the transfer agent for certain shares of the funds (other than U.S. Treasury Reserves). Under the transfer agency agreement with BNY, BNY maintains the shareholder account records for such shares of the funds, handles certain communications between shareholders of such shares and the funds and distributes dividends and distributions payable by the funds with respect to such shares. For these services, BNY receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month and is reimbursed for out-of-pocket expenses.

Boston Financial Data Services, Inc. (“BFDS”), located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169, serves as transfer agent for shares of U.S. Treasury Reserves and for certain shares of the other funds. Under the transfer agency agreement with BFDS, BFDS maintains the shareholder account records for such shares of the funds, handles certain communications between shareholders of such shares and the funds and distributes dividends and distributions payable by the funds with respect to such shares. For these services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month and is reimbursed for out-of-pocket expenses.

Counsel

Morgan, Lewis & Bockius LLP, located at One Federal Street, Boston, Massachusetts 02110, serves as counsel to each fund and portfolio.

Sullivan & Worcester LLP, located at 1666 K Street, N.W., Washington, D.C. 20006, serves as counsel to the Independent Trustees of each fund’s and portfolio’s Board.

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm, located at 345 Park Avenue, New York, New York 10154, has been selected to audit and report upon each fund’s and portfolio’s financial statements and financial highlights.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the funds, the portfolios, the manager, the subadviser and the distributor have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds or the portfolios. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict interest, the appearance of such a conflict or the abuse of an employee’s position of trust and responsibility. Copies of the codes of ethics applicable to personnel of the funds, the portfolios, the manager, the subadviser and the distributor to the Independent Trustees of the Trust are on file with the SEC.

Proxy Voting Policies and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

The manager delegates the responsibility for voting proxies for each fund and portfolio to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, the manager does not expect to have proxy-voting responsibility for the funds or the portfolios. Should the manager become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, the manager will utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of the manager (or its affiliates if such conflict is known to persons responsible for voting at the manager) and a fund or portfolio, the board of directors of the manager will consider how to address the conflict and/or how to vote the proxies. The manager will maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that the manager votes proxies. The manager will be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to each fund and portfolio as required for each fund and portfolio to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to a fund’s or portfolio’s portfolio securities are voted and are attached as Appendix B to this SAI. Information regarding how each fund or portfolio voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge: (1) by calling 1-877-721-1926, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

PURCHASE OF SHARES

General

See the funds’ Prospectuses for a discussion of how to purchase fund shares. Investors may purchase shares from a Service Agent. In addition, certain investors may purchase shares directly from a fund. When purchasing shares of a fund, investors must specify the class of shares being purchased. Service Agents may charge their customers an annual account fee. Accounts held directly with the transfer agent are not subject to a maintenance fee.

Class N shares. Class N shares are sold without an initial sales charge and are not subject to contingent deferred sales charges.

Service Shares. Service Shares are sold without an initial sales charge and are not subject to contingent deferred sales charges.

Class A and Class A2 shares. Class A and Class A2 shares are sold without an initial sales charge and are generally not subject to contingent deferred sales charges.

There are no minimum investment requirements for purchases of Class A shares by: (i) current and retired board members of Legg Mason; (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”); (iii) current employees of Legg Mason and its subsidiaries; (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21); and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons.

Class B Shares. Class B shares are sold without an initial sales charge and are not subject to contingent deferred sales charges, however, if purchased through exchange, a contingent deferred sales charge of up to 5.00% may apply, based on the fund originally purchased. Class B shares are available only through exchanges of Class B shares of other funds sold by the distributor.

All outstanding Class B shares of Liquid Reserves and Tax Free Reserves will be converted into Class A shares of the fund on or about June 30, 2016 (the “Conversion Date”). The conversion of Class B shares into Class A shares will occur at the close of business on the Conversion Date. The conversion is not expected to be a taxable event for federal income tax purposes and should not result in recognition of gain or loss by converting shareholders.

Effective as of the close of business two business days prior to the Conversion Date (approximately June 28, 2016), Liquid Reserves and Tax Free Reserves will no longer offer Class B shares for incoming exchanges.

Class C Shares. Class C shares are sold without an initial sales charge and are not subject to contingent deferred sales charges, however, if purchased through exchange, a contingent deferred sales charge of up to 1.00% may apply, based on the fund originally purchased. Class C shares are available to individual investors only through exchanges of Class C shares and Class C1 shares (except for shares held through accounts where Legg Mason Investor Services, LLC is the broker-dealer of record (“LMIS Accounts”)) of other funds sold by the distributor.

The funds reserve the right to waive or change minimums, to decline any order to purchase shares and to suspend the offering of shares from time to time.

Systematic Investment Plan

Shareholders may purchase additional shares of the applicable funds at any time through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, shareholders may arrange for automatic monthly investments in certain share classes of $50 or more by authorizing the distributor or the transfer agent to charge the shareholder’s account held with a bank or other financial institution, as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. Shareholders have the option of selecting the frequency of the investment (on a monthly, quarterly, every alternate month, semi-annual or annual basis) as long as the investment equals a minimum of $50 per month. Shareholders may terminate participation in the Systematic Investment Plan at any time without charge or penalty. Additional information is available from the fund or a Service Agent.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are Class A, Class A2, Class B or Class C shares acquired by exchange of shares of another fund sold by the distributor that were subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

The contingent deferred sales charge will be assessed on the net asset value of the shares at the time of purchase or redemption, whichever is less.

Class A and Class A2 shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 18 months of purchase of the shares from the original fund (except for shares held through LMIS Accounts). Class C shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase of the shares from the original fund. Class B shares that are contingent deferred sales charge shares are subject to a 5.00% contingent deferred sales charge if redeemed within 12 months of purchase of the shares from the original fund. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month.

Class B shares will convert automatically to Class A shares of the applicable fund approximately eight years after the date on which they were purchased. There will also be converted at that time such proportion of Class B dividend shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B dividend shares) owned by the shareholder.

All outstanding Class B shares of Liquid Reserves and Tax Free Reserves will be converted into Class A shares of the fund on or about June 30, 2016 (the “Conversion Date”). The conversion of Class B shares into Class A shares will occur at the close of business on the Conversion Date. The conversion is not expected to be a taxable event for federal income tax purposes and should not result in recognition of gain or loss by converting shareholders.

Effective as of the close of business two business days prior to the Conversion Date (approximately June 28, 2016), Liquid Reserves and Tax Free Reserves will no longer offer Class B shares for incoming exchanges. There will be no sales charges or fees imposed in connection with these conversions.

In determining if a redemption of shares is subject to a contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares were initially acquired in a fund that charged a contingent deferred sales charge. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The distributor receives contingent deferred sales charges in partial consideration for its expenses incurred in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% per month of the shareholder’s account balance at the time the withdrawals commence up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70 1/2 (except that shareholders of certain retirement plans or IRA accounts established prior to May 23, 2005 will be eligible to obtain a waiver of the contingent deferred sales charge on all funds held in those accounts at age 59 1/2 and may be required to demonstrate such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; (h) certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the manager; and (i) Class A shares held through LMIS Accounts.

A shareholder who has redeemed shares from other funds sold by the distributor may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by the distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Grandfathered Retirement Programs with Exchange Features

Certain retirement plan programs with exchange features in effect prior to November 20, 2006 (collectively, the “Grandfathered Retirement Program”) that are authorized by the distributor to offer eligible retirement plan investors the opportunity to exchange all of their Class C shares or Class C1 shares, if applicable, for Class A shares of an applicable fund sold by the distributor, are permitted to maintain such share class exchange feature for current and prospective retirement plan investors.

Under the Grandfathered Retirement Program, Class C shares and Class C1 shares of the fund may be purchased by plans investing less than $3,000,000. Class C shares and Class C1 shares are eligible for exchange into Class A shares not later than eight years after the plan joins the program. They are eligible for exchange in the following circumstances: For participating plans established with the fund or another fund in the Legg Mason family of funds (including funds for which LMPFA or any predecessor serves or has served as investment manager or administrator) prior to June 2, 2003, if such plan’s total Class C and Class C1 holdings in all non-money market funds sold by the distributor equal at least $1,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be permitted to exchange all of its Class C shares and Class C1 shares for Class A shares of the fund. For participating plans established with the fund or another fund in the Legg Mason family of funds (including funds for which LMPFA or any predecessor serves or has served as investment manager or administrator) on or after June 2, 2003, if such plan’s total Class C and Class C1 holdings in all non-money market funds sold by the distributor equal at least $3,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be permitted to exchange all of its Class C shares and Class C1 shares for Class A shares of the fund.

Unless the exchange offer has been rejected in writing, the exchange will automatically occur within approximately 30 days after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares and Class C1 shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Unless the exchange has been rejected in writing, the exchange will automatically occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares and Class C1 shares, but instead may acquire Class A shares of the same fund. Any Class C shares and Class C1 shares not converted will continue to be subject to the distribution fee.

For further information regarding the Grandfathered Retirement Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C and Class C1 exchange privileges applicable to their plan.

REDEMPTION OF SHARES

General

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than for customary weekend and holiday closings), (b) when trading in the markets a fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s or portfolio’s investments or determination of net asset value is not reasonably practicable, or (c) for any other periods as the SEC by rule or by order may permit for protection of a fund’s shareholders.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and should be disclosed to its customers by each Service Agent.

Additional Information Regarding Telephone Redemption and Exchange Program. Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program.

Systematic Withdrawal Plan

A systematic withdrawal plan (the “Withdrawal Plan”) is available to shareholders of certain classes of shares, as described in the funds’ applicable Prospectuses. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in a fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered income from investment in a fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

For additional information shareholders should contact their Service Agents. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan should be sent to the transfer agent. Withdrawals may be scheduled on any day of the month; however, if the shareholder does not specify a day, the transfer agent will schedule the withdrawal on the 25th day (or the next business day if the 25th day is a weekend or holiday) of the month.

Involuntary Redemptions of Shares

Subject to applicable law, a fund may cause a shareholder’s shares to be redeemed under certain circumstances, including in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a fund if necessary and to eliminate ownership of shares by a particular shareholder when the fund determines, pursuant to adopted policies, that the particular shareholder’s ownership is not in the best interests of the other shareholders of that fund (for example, in the case of a market timer).

Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of a fund to make a redemption payment wholly in cash, a fund may pay, in accordance with SEC rules, any portion of a redemption by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share price” in the applicable fund’s Prospectuses. Securities issued as a distribution in kind may incur transaction costs when shareholders subsequently sell those securities, and the market prices of those securities will be subject to fluctuation until they are sold.

EXCHANGE PRIVILEGE

General

The exchange privilege enables shareholders to acquire shares of the same class in another fund offered in the Western Asset family of money market funds, with respect to Class N shares and Service Shares of the applicable funds, and in another fund sold by the distributor, with respect to Class A, Class A2, Class B and Class C shares of the applicable funds, when they believe that a shift between funds is an appropriate investment decision. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. The funds’ Prospectuses describe the requirements for exchanging shares of the funds.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange on a day during a fund’s business hours are redeemed at the final net asset value calculated on such day and the proceeds are immediately invested in shares of the fund being acquired at that fund’s final net asset value calculated on such day. Each fund reserves the right to reject any exchange request.

Class A, Class A2, Class N and Service Shares Exchanges. An initial sales charge may apply if you exchange Class A shares or Class A2 shares of a fund for Class A shares or Class A2 shares of another fund sold by the distributor which is subject to an initial sales change. Further, if Class A or Class A2 shares acquired by exchange from another fund sold by the distributor are subject to a contingent deferred sales charge, the original contingent deferred sales charge up to 1.00% will apply to these shares (except for shares held through LMIS Accounts) if any of these shares are redeemed within eighteen months of the date shares of the original fund were purchased. Class N shares may be exchanged for Class N shares of another Western Asset money market fund sold by the distributor without imposition of any charge. Service Shares may be exchanged for Service Shares of another Western Asset money market fund sold by the distributor without imposition of any charge.

Investors that hold Class A2 shares may exchange those shares for Class A2 shares of other funds sold by a financial intermediary with a direct transfer agent relationship with such funds, or if such fund does not offer Class A2 shares, for Class A shares.

Class B Exchanges. Class B shares may be exchanged for Class B shares of other funds sold by the distributor, at net asset value without paying an initial sales charge. However, with respect to shares purchased through exchange, if the Class B shares are redeemed within five years of the purchase payment, any contingent deferred sales charge that applies to the Class B shares of the other fund will apply to the Class B shares acquired in exchange for the Class B shares up to 5.00%. The contingent deferred sales charge decreases as the number of years since the purchase payment increases.

All outstanding Class B shares of Liquid Reserves and Tax Free Reserves will be converted into Class A shares of the fund on or about June 30, 2016 (the “Conversion Date”). The conversion of Class B shares into Class A shares will occur at the close of business on the Conversion Date. The conversion is not expected to be a taxable event for federal income tax purposes and should not result in recognition of gain or loss by converting shareholders.

Effective as of the close of business two business days prior to the Conversion Date (approximately June 28, 2016), Liquid Reserves and Tax Free Reserves will no longer offer Class B shares for incoming exchanges.

Class C Exchanges. Class C shares may be exchanged for Class C shares of another fund sold by the distributor without a contingent deferred sales charge. However, with respect to shares purchased through exchange, if the Class C shares are redeemed within one year of the purchase payment, any contingent deferred sales charge that applies to the Class C shares of the other fund will apply to the Class C shares acquired in exchange for the Class C shares up to 1.00%.

Additional Information Regarding the Exchange Privilege

The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. See “Frequent trading of fund shares” in each fund’s Prospectuses.

During times of drastic economic or market conditions, each fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

The exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent, to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange. A shareholder generally will not recognize a gain or loss on an exchange if the fund whose shares are exchanged maintains a net asset value of $1.00 per share.

VALUATION OF SHARES

The net asset value per share of each class of the funds is determined on such days and at such times as is set forth in the funds’ Prospectuses. Net asset value is calculated for each class of a fund by dividing the value of the fund’s net assets (i.e., the value of its assets attributable to a class, including (if applicable) its investment in its underlying portfolio, if any, less its liabilities, including expenses payable or accrued) by the number of the shares of the class outstanding at the time the determination is made. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal

Reserve Bank of New York is closed for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. As of the date of this SAI, the Securities Industry and Financial Markets Association (SIFMA) recommends an early close to the bond markets on Good Friday, the business day following Thanksgiving Day and the business day preceding the following holidays (or the days on which they are observed): New Year’s Day, Good Friday, Memorial Day, Independence Day and Christmas Day.

The value of a portfolio’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same times and on the same days as the net asset value per share of the corresponding fund is determined (although a portfolio’s net asset value may also be determined at other times in addition to these times to accommodate the net asset value times of other investors in the portfolio). The net asset value of a fund’s investment in its corresponding portfolio is equal to the fund’s pro rata share of the total investment of the fund and of other investors in the portfolio less the fund’s pro rata share of the portfolio’s liabilities.

It is anticipated that the net asset value of each share of each fund will remain constant at $1.00 and, although no assurance can be given that they will be able to do so on a continuing basis, as described below, the funds employ specific investment policies and procedures to accomplish this result.

The securities held by a fund or portfolio are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If the market value (or deemed market value) of the securities held by a fund or portfolio deviates more than 1/2 of 1% from their value determined on the basis of amortized cost, the applicable Board will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the stated value of an instrument is higher or lower than the price the fund or portfolio would receive if the instrument were sold.

Pursuant to the rules of the SEC, the funds’ and portfolios’ Trustees have established procedures to stabilize the value of the funds’ and portfolios’ net assets within 1/2 of 1% of the value determined on the basis of amortized cost. These procedures include a review of the extent of any such deviation of net asset value, based on available market rates. Should that deviation exceed 1/2 of 1% for a fund or portfolio, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to investors in the fund or portfolio. Such action may include redemption or withdrawal in kind, selling securities prior to maturity and utilizing a net asset value as determined by using available market quotations.

Because of the short-term maturities of the portfolio investments of each fund, the funds do not expect to realize any material long-term capital gains or losses. Any net realized short-term capital gains will be declared and distributed to the funds’ shareholders annually after the close of each fund’s fiscal year. Distributions of short-term capital gains are taxable to shareholders as ordinary income. Any realized short-term capital losses will be offset against short-term capital gains or, to the extent possible, utilized as capital loss carryover. Each fund may distribute short-term capital gains more frequently than annually, reduce shares to reflect capital losses or make distributions of capital if necessary in order to maintain the fund’s or portfolio’s net asset value of $1.00 per share. Reducing the number of shares would be accomplished by means of a reverse stock split, if authorized by a fund’s Trustees. In a reverse stock split, the number of shares held by each shareholder would be reduced by the same proportional amount. That amount would be calculated such that, immediately after the reverse stock split, each outstanding share would be valued at $1.00. However, each shareholder would own fewer shares and, therefore, would have lost money.

It is expected that each fund (and each class of a fund) will have a positive net income at the time of each determination thereof. If for any reason a fund’s or a class’ net income is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, or if a fund’s expenses exceeded its income, the fund would first offset the negative amount with respect to each shareholder account in that fund or class from the dividends declared during the month with respect to those accounts. If and to the extent that negative net income exceeds declared dividends at the end of the month, the fund may reduce the number of outstanding fund shares of that fund or class as described above. In addition, even where a fund does not have negative income, a fund may retain some portion of its income, which would have the effect of increasing its net asset value.

PORTFOLIO TRANSACTIONS

Subject to such policies as may be established by the Board from time to time, the subadviser is primarily responsible for each fund’s and portfolio’s portfolio decisions and the placing of each fund’s and portfolio’s portfolio transactions with respect to assets allocated to the subadviser.

Pursuant to the Subadvisory Agreements, the subadviser is authorized to place orders pursuant to its investment determinations for a fund or portfolio either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to a fund or portfolio and/or the other accounts over which the subadviser or its affiliates exercise investment discretion. The subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund or portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases a fund’s or portfolio’s costs, the subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the subadviser by brokers who effect securities transactions for a fund or portfolio may be used by the subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the subadviser by brokers who effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing a fund or portfolio. Not all of these research services are used by the subadviser in managing any particular account, including the funds and portfolios.

Debt securities purchased and sold by a fund or portfolio generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a “spread.”

Other portfolio transactions may be executed through brokers acting as agent. A fund or portfolio will pay a spread or commission in connection with such transactions.

In certain instances there may be securities that are suitable as an investment for a fund or portfolio as well as for one or more of the subadviser’s other clients. Investment decisions for a fund, for a portfolio and for the subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security.

Under the subadviser’s procedures, investment professionals and their trading desks may seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one fund or account managed by the subadviser. In some cases, this policy may adversely affect the price paid or received by a fund or an account, or the size of the position obtained or liquidated. In other cases, however, the ability of the fund or account to participate in volume transactions will produce better executions for the fund or account. Certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions. Generally, when trades are aggregated, each fund or account within the block will receive the same price and commission. However, random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to “round lot” amounts).

For the fiscal year ended August 31, 2015, the funds did not direct any amounts to brokerage transactions related to research services or pay any brokerage commissions related to research services.

Aggregate Brokerage Commissions Paid

For the fiscal years ended August 31, 2013, 2014 and 2015, the funds paid no brokerage commissions for portfolio transactions.

For the fiscal year ended August 31, 2015, the funds did not hold any securities issued by their regular broker/dealers.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies and procedures (the “policy”) developed by the manager with respect to the disclosure of a fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The manager believes the policy is in the best interests of each fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about fund portfolio holdings and the need to protect funds from potentially harmful disclosures.

General rules/Website disclosure

The policy provides that information regarding a fund’s portfolio holdings may be shared at any time with employees of the manager, subadviser and other affiliated parties involved in the management, administration or operations of the fund (referred to as fund-affiliated personnel). Under the policy, the fund’s complete list of holdings (including the size of each position) and certain other information is disclosed as of the last business day of the month no later than five business days after month-end on the fund’s public website. The fund may disclose its complete portfolio holdings earlier, provided such information has been made available on the fund’s public website in accordance with the policy.

Each fund intends to disclose its complete portfolio holdings as of the last business day of each month no later than five business days after month-end on Legg Mason’s website: http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund).

Ongoing arrangements

Under the policy, a fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. A fund may enter into other ongoing arrangements for the release of portfolio holdings information, but only if such arrangements serve a legitimate business purpose and are with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the fund’s Board.

Set forth below is a list, as of September 30, 2015, of those parties with whom the manager, on behalf of each fund and each portfolio, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the maximum frequency of the release under such arrangements, and the minimum length of the lag, if any, between the date of the information and the date on which the information is disclosed. The ongoing arrangements may vary for each party, and it is possible that not every party will receive information for each fund. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
Charles River	Daily	None
Institutional Shareholder Services (Proxy Voting Services)	Daily	None
Middle Office Solutions, LLC	Daily	None
NaviSite, Inc.	Daily	None
State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None
Thomson	Semi-annually	None

Portfolio holdings information for a fund or portfolio may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Fidelity	Quarterly	5 Business Days
Fitch (Rating Agency)	Monthly	Sent 6-7 Business Days
Interactive Data Corp.	Weekly	None
Liberty Hampshire	Weekly and Month-End	None
SunTrust	Weekly and Month-End	None

Excluded from the lists of ongoing arrangements set forth above are ongoing arrangements where either (i) the disclosure of portfolio holdings information occurs concurrently with or after the time at which the portfolio holdings information is included in a public filing with the SEC that is required to include the information, or (ii) a fund’s portfolio holdings information is made available no earlier than the day next following the day on which the fund makes the information available on its website, as disclosed in the fund’s prospectus. The approval of the funds’ Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy.

Release of limited portfolio holdings information

In addition to the ongoing arrangements described above, a fund’s complete or partial list of holdings (including size of positions) may be released to another party on a one-time basis, provided the party receiving the information has executed a non-disclosure and confidentiality agreement and provided that the specific release of information has been approved by the fund’s Chief Compliance Officer or designee as consistent with the policy. By way of illustration and not of limitation, release of non-public information about a fund’s portfolio holdings may be made (i) to a proposed or potential adviser or subadviser or other investment manager asked to provide investment management services to the fund, or (ii) to a third party in connection with a program or similar trade.

In addition, the policy permits the release to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel of limited portfolio holdings information in other circumstances, including:

1.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

2.	A list of securities (that may include fund holdings together with other securities) followed by an investment professional (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

3.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

4.	A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

5.	A small number of a fund’s portfolio holdings (including information that the fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the fund and is not contrary to law.

6.	A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Exceptions to the policy

The Chief Compliance Officer, or designee, may as is deemed appropriate, approve exceptions from the policy. Exceptions are granted only after a thorough examination and consultation with the manager’s legal department, as necessary. Exceptions from the policy are reported annually to each fund’s Board.

Limitations of policy

The portfolio holdings policy is designed to prevent sharing of portfolio information with third parties that have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the manager or a subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts, including a fund, may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by the manager or a subadviser may be able to infer the portfolio holdings of the fund from the portfolio holdings in that investor’s account.

TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting each fund and its shareholders. This discussion is very general and, except where noted, does not address investors subject to special rules, such as investors who hold shares in a fund through an IRA, 401(k) or other tax-advantaged account. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Funds and Their Investments

Each fund will be treated as a separate taxpayer for U.S. federal income tax purposes. Each fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code. To so qualify, a fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses, or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships”.

A fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, its taxable income other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. A fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, for any taxable year, a fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the applicable fund’s distributions, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent the distributions are derived from the fund’s current and accumulated earnings and profits. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if a fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a fund may cure a failure to qualify as a regulated investment company, but in order to do so the fund may incur significant fund-level taxes and may be forced to dispose of certain assets. If a fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income that is retained by a fund and subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each fund anticipates that it will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax. However, in a particular year, it may be determined that it would be in the best interests of shareholders for a fund not to make such distributions at the required level and to pay the excise tax on undistributed amounts.

A fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to partnerships or trusts in which the fund invests or to certain forward contracts or “appreciated financial positions” or (2) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. These rules may also affect the amount, timing and character of income and gain recognized by the funds and of distributions to shareholders. In order to distribute this income and avoid a tax at the fund level, a fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Foreign Investments. Interest or other income (including, in some cases, capital gains), if any, received by a fund from any investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the value of a fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the fund may elect, for U.S. federal income tax purposes, to treat any foreign income or withholding taxes paid by the fund as paid by its shareholders. For any year that a fund is eligible for and makes such an election, each shareholder of the fund will be required to include in its income an amount equal to his or her allocable share of qualified foreign income taxes paid by the fund, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. No deductions for foreign taxes paid by a fund may be claimed, however, by non-corporate shareholders who do not itemize deductions, and no deduction for foreign taxes will be permitted to individuals in computing their alternative minimum tax liability. Foreign taxes paid by a fund may reduce the return from the fund’s investments.

Capital Losses. As of August 31, 2015, Liquid Reserves, Government Reserves, Tax Free Reserves, California Tax Free Money Market Fund and New York Tax Free Money Market Fund had capital losses of $31,276, $24,811, $15,702, $27, and $3,333, respectively, that are not subject to expiration and may be carried forward to offset future taxable capital gains of these funds. These capital losses have been deferred as either short-term or long-term losses and will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred. These capital losses that are not subject to expiration must be utilized before any of the funds’ respective capital loss carryforwards that are subject to expiration may be utilized.

As of August 31, 2015, Liquid Reserves, Tax Free Reserves, and New York Tax Free Money Market Fund had unused capital loss carryforwards that are subject to expiration of $269,253, $4,322 and $14,348, respectively. These amounts will be available to offset any future taxable capital gains of these funds, after the utilization of any of the applicable fund’s capital losses that are not subject to expiration. This ordering rule may cause a fund’s capital loss carryforwards that are subject to expiration to be more likely to expire unutilized. These carryforwards expire as follows:

Fund Name	8/31/2016	8/31/2017	8/31/2018	8/31/2019	Total
Liquid Reserves	$0	$(269,253)	$0	$0	$(269,253)
Tax Free Reserves	$0	$(3,595)	$(727)	$0	$(4,322)
New York Tax Free Money Market Fund	$(912)	$0	$(7,136)	$(6,300)	$(14,348)

U.S. Treasury Reserves did not have any unused capital loss carryforwards.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by a fund are generally treated under the Code as received by its shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Under normal circumstances, each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryforwards). However, a fund may determine not to distribute, or determine to defer the distribution of, some portion of its income in non-routine circumstances. A fund may also determine to retain for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryforwards), in which case, the fund will be subject to a corporate tax on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a fund upon timely filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

Exempt-interest dividends paid by Tax Free Reserves, California Tax Free Money Market Fund, or New York Tax Free Money Market Fund (collectively, the “Tax Free Funds”) are exempt from regular federal income taxes. Other distributions from a fund’s net investment income and of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that a fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund.

Each fund expects that it generally will not earn or distribute any long-term capital gains. The funds do not anticipate that any of their dividends paid will qualify for the dividends-received deduction for corporate shareholders. The funds also do not expect any distributions to be treated as “qualified dividend income,” which is taxable to noncorporate shareholders at reduced rates.

Dividends and distributions from a fund other than exempt-interest dividends will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her shares of the fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the fund as capital assets).

Each shareholder who receives distributions from a fund in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the applicable fund will be increased by such amount.

Tax Free Funds. Each of the Tax Free Funds intends to satisfy conditions that will enable it to pay “exempt-interest dividends” to its shareholders. Exempt-interest dividends are dividends attributable to interest income received from municipal obligations and are generally not subject to regular federal income taxes, although they may be considered taxable for certain state and local income tax purposes and may be subject to federal individual and corporate alternative minimum taxes. Repurchase agreements on municipal obligations generally give rise to taxable interest income, which will not be included in exempt-interest dividends when distributed by a fund.

Because each of the Tax Free Funds will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares of a Tax Free Fund is not deductible for U.S. federal income tax purposes. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from a Tax Free Fund may, under certain circumstances, cause a portion of such benefits to be subject to federal income tax. Furthermore, any portion of an exempt-interest dividend paid by a Tax Free Fund that represents income derived from certain revenue or private activity bonds held by the fund may not retain its federal tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by a Tax Free Fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. Shareholders should consult their own tax advisors to determine whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax.

Sales of Shares. Upon the sale or exchange of his or her shares, a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in those shares. However, a shareholder of a fund will not have any gain or loss on the sale or exchange so long as that fund maintains a net asset value of $1.00 per share.

If a shareholder recognizes a loss with respect to a fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

If a shareholder’s shares are redeemed to pay a fee because the shareholder’s account balance is less than a certain threshold, the deductibility of that fee by a shareholder that is an individual may be subject to generally applicable limitations on miscellaneous itemized deductions.

Backup Withholding. Each fund may be required in certain circumstances to apply backup withholding on dividends (including exempt-interest dividends) and other distributions payable to noncorporate shareholders who fail to provide the fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is 28%. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities.

Notices. Shareholders will receive, if appropriate, various written notices after the close of a fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions and redemption proceeds that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Generally, shareholders will have to pay state or local taxes on fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Taxation of Non-U.S. Shareholders

Ordinary dividends and certain other payments made by a fund to non-U.S. shareholders are generally subject to federal withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax.

The 30% withholding tax generally will not apply to exempt-interest dividends, to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds. The 30% withholding tax also will not apply to dividends that a fund reports as (a) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain.” “Qualified net interest income” is a fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a fund for the taxable year over its net long-term capital loss, if any. In the case of shares held through an intermediary, the intermediary may withhold even if a fund reports a payment as an interest-related dividend or a short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), each fund is required to withhold 30% of certain ordinary dividends it pays after June 30, 2014 (or, in certain cases, after later dates), and 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays after December 31, 2018, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the applicable fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in a fund will need to provide the fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.

Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in a fund.

State Tax Information

Generally, dividends received from a fund that are attributable to interest on U.S. government securities are not subject to state and local income taxes.

California State Taxes. California shareholders will not be subject to California state personal income tax on dividends they receive from California Tax Free Money Market Fund to the extent that such distributions qualify as exempt-interest dividends under the Code and California law and provided that, at the close of each quarter of California Tax Free Money Market Fund’s taxable year, at least 50% of California Tax Free Money Market Fund’s total assets are invested in obligations that, when held by individuals, pay interest that is exempt from taxation by California. To the extent that distributions are derived from taxable income, including long-term or short-term capital gains, if any, such distributions will not be exempt from California state personal income tax. Dividends on California Tax Free Money Market Fund are not excluded in determining California state franchise taxes on corporations and financial institutions. The foregoing is only a brief summary of the tax considerations generally affecting California Tax Free Money Market Fund and its shareholders who are California residents. Investors are urged to consult their tax advisors with specific reference to their own tax situations.

New York State and City Taxes. New York resident shareholders of New York Tax Free Money Market Fund will not be subject to New York State or New York City personal income tax on exempt-interest dividends attributable to interest on New York municipal securities. New York Tax Free Money Market Fund is required to report annually the source, tax status and recipient information related to its exempt-interest dividends distributed within the state of New York. Exempt-interest dividends are not excluded in determining New York State franchise or New York City business taxes on corporations and financial institutions. The foregoing is only a brief summary of some of the tax considerations generally affecting New York Tax Free Money Market Fund and its shareholders who are New York residents. Investors are urged to consult their tax advisors with specific reference to their own tax situations.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the funds and their shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

THE TRUST

The certificate of trust to establish Legg Mason Partners Money Market Trust (the “Trust”) was filed with the State Department of Assessments and Taxation of Maryland on October 4, 2006. As of April 16, 2007, each fund was redomiciled as a series of the Trust.

Prior to reorganization of each fund as a series of Legg Mason Partners Money Market Trust, the funds were series of CitiFunds Trust III, a business trust organized under the laws of the Commonwealth of Massachusetts. Prior to October 23, 2000, Liquid Reserves and U.S. Treasury Reserves were called CitiFunds Cash Reserves and CitiFunds U.S. Treasury Reserves, respectively, and prior to January 2, 1998, were called Landmark Cash Reserves and Landmark U.S. Treasury Reserves, respectively. Prior to December 7, 2001, Tax Free Reserves was organized as a separate business trust under the laws of the Commonwealth of Massachusetts. The predecessor of Tax Free Reserves was organized on June 21, 1985 and was the successor to the business of The Landmark Funds Tax Free Reserves, Inc., which was incorporated under the laws of the State of Maryland in 1983. Prior to December 7, 2001, each of California Tax Free Money Market Fund and New York Tax Free Money Market Fund were organized as series of a separate business trust called CitiFunds Multi-State Tax Free Trust. CitiFunds Multi-State Tax Free Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on August 30, 1985. Prior to reorganization as a series of CitiFunds Trust III, Government Reserves was a series of Smith Barney Money Funds, Inc., a Maryland corporation.

Each fund is an open-end, management investment company.

The Trust is a Maryland statutory trust. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of a statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the Trustees as set forth in a trust’s declaration of trust. Some of the more significant provisions of the Trust’s declaration of trust (the “Declaration”) are described below.

Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees of the Trust (the “Trustees”) without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

A fund is not required to hold an annual meeting of shareholders, but a fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares. There is no cumulative voting on any matter submitted to a vote of the shareholders.

Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limits the rights to indemnification, or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.

Issuance and Redemption of Shares. A fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. All shares offered pursuant to the Prospectus(es) of the fund, when issued, will be fully paid and non-assessable. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts. The Declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and that the Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of a fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of a fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. The fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The Declaration limits a Trustee’s liability to the Trust or any shareholder to the fullest extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of a fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for a fund’s costs, including attorneys’ fees.

The Declaration further provides that a fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that a fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Trust or the funds be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the fullest extent permitted by law.

With respect to funds in a master/feeder structure, the master fund (called a portfolio) in which a fund invests is a series of Master Portfolio Trust, a Maryland statutory trust and is also governed by a declaration of trust similar to the Declaration. Whenever a vote is submitted to a portfolio’s investors, the fund will generally call a meeting of its own shareholders. To the extent it does not receive instructions from its shareholders, a fund will vote its shares in the portfolio in the same proportion as the vote of shareholders who do give voting instructions. Alternatively, without seeking instructions from its shareholders, a fund could vote its shares in the portfolio in proportion to the vote of all the other investors in the portfolio.

FINANCIAL STATEMENTS

The audited financial statements of Liquid Reserves (Statement of Assets and Liabilities as of August 31, 2014, Statement of Operations for the year ended August 31, 2015, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2015, Financial Highlights for each of the years in the five- year period ended August 31, 2015, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm) and of Liquid Reserves Portfolio (Statement of Assets and Liabilities, including the Schedule of Investments, as of August 31, 2015, Statement of Operations for the year ended August 31, 2015, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2015, Financial Highlights for each of the years in the five-year period ended August 31, 2015, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), each of which is included in the Annual Report to Shareholders of Liquid Reserves, are incorporated by reference into this SAI (Filed on October 22, 2015; Accession Number 0001193125-15-350653).

The audited financial statements of U.S. Treasury Reserves (Statement of Assets and Liabilities as of August 31, 2014, Statement of Operations for the year ended August 31, 2015, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2015, Financial Highlights for each of the years in the five-year period ended August 31, 2015, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm) and of U.S. Treasury Reserves Portfolio (Statement of Assets and Liabilities, including the Schedule of Investments, as of August 31, 2015, Statement of Operations for the year ended August 31, 2015, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2015, Financial Highlights for each of the years in the five-year period ended August 31, 2015, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), each of which is included in the Annual Report to Shareholders of U.S. Treasury Reserves, are incorporated by reference into this SAI (Filed on October 22, 2015; Accession Number 0001193125-15-350842).

The audited financial statements of Government Reserves (Statement of Assets as of August 31, 2015, Statement of Operations for the year ended August 31, 2015, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2015, Financial Highlights for the five-year period ended August 31, 2015, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), and of Government Portfolio (Statement of Assets and Liabilities, including the Schedule of Investments, as of August 31, 2015, Statement of Operations for the year ended August 31, 2015, Statements of Changes in Net Assets for the year ended August 31, 2015, the period from June 1, 2012 through August 31, 2012 and for the year ended May 31, 2012, Financial Highlights for the year ended August 31, 2015, the period from June 1, 2012 through August 31, 2012, for each of the years in the three-year period ended May 31, 2012, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), each of which is included in the Annual Report to Shareholders of Government Reserves, are incorporated by reference into this SAI (Filed on October 22, 2015, Accession Number 0001193125-15-350694).

The audited financial statements of Tax Free Reserves (Statement of Assets and Liabilities as of August 31, 2015, Statement of Operations for the year ended August 31, 2015, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2015, Financial Highlights for each of the years in the five-year period ended August 31, 2015, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm) and of Tax Free Reserves Portfolio (Statement of Assets and Liabilities, including the Schedule of Investments, as of August 31, 2015, Statement of Operations for the year ended August 31, 2015, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2015, Financial Highlights for each of the years in the five-year period ended August 31, 2015, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), each of which is included in the Annual Report to Shareholders of Tax Free Reserves, are incorporated by reference into this SAI (Filed on October 23, 2015; Accession Number 0001193125-15-351669).

The audited financial statements of California Tax Free Money Market Fund (Statement of Assets and Liabilities, including the Schedule of Investments, as of August 31, 2015, Statement of Operations for the year ended August 31, 2015, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2015, Financial Highlights for each of the years in the five-year period ended August 31, 2015 for Class N shares and for each of the years in the five-year period ended August 31, 2015 for Class A shares, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), which are included in the Annual Report to Shareholders of California Tax Free Money Market Fund, are incorporated by reference into this SAI (Filed on October 22, 2015; Accession Number 0001193125-15-350720).

The audited financial statements of New York Tax Free Money Market Fund (Statement of Assets and Liabilities, including the Schedule of Investments, as of August 31, 2015, Statement of Operations for the year ended August 31, 2015, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2015, Financial Highlights for each of the years in the five-year period ended August 31, 2015 for Class N shares and for each of the year or period in the five-year period ended August 31, 2015 for Class A shares, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), which are included in the Annual Report to Shareholders of New York Tax Free Money Market Fund, are incorporated by reference into this SAI (Filed on October 23, 2015; Accession Number 0001193125-15-351675).

APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Moody’s Investors Service, Inc. Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.1 Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of a default.2

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The (sf) indicator was introduced on August 11, 2010 and explained in a special comment entitled “Moody’s Structured Finance Rating Scale.” The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody’s Investors Service, Inc.’s Global Long-Term Obligation Ratings:

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

[1]	For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment and the expected financial loss in the event of impairment.
[2]	For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

* * By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Investors Service, Inc.’s Global Short-Term Obligation Ratings:

P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:

US Municipal Short-Term Obligation Ratings:

The Municipal Investment Grade (“MIG”) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

US Municipal Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Long-Term Issue Credit Ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations: (1) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C — Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated “CC” is currently highly vulnerable to nonpayment.

C — A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days—including commercial paper.

A-1 — A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Standard & Poor’s Ratings Group’s Municipal Short-Term Note Ratings Definitions:

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 — Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 — Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, “AAA/A-1+”). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, “SP-1+/A-1+”).

Description of Standard & Poor’s Ratings Group’s Active Qualifiers (Currently applied and/or outstanding):

Standard & Poor’s uses six qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addressed the principal portion of the obligation only. Likewise, the qualifier can indicate a limitation on the type of information used, such as “pi” for public information. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: “L” qualifier. Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

Principal Payment: “p” qualifier. This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only. The “p” suffix will always be used in conjunction with the “i” suffix, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAApNRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

Interest Payment: “i” qualifier. This suffix is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” suffix indicates that the rating addresses the interest portion of the obligation only. The “i” suffix will always be used in conjunction with the “p” suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAApNRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

Public Information Ratings: “pi” qualifier. Ratings with a “pi” suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a “pi” suffix. Ratings with a “pi” suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

Preliminary Ratings: “prelim” qualifier. Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating. (1)Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. (2) Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. (3) Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s). (4) Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations. (5) Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings. (6) A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination Structures: “t” qualifier. This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Description of Fitch Ratings’ Corporate Finance Long-Term Obligation Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%-50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. “B” ratings indicate that material credit risk is present†.

CCC: Substantial credit risk. “CCC” ratings indicate that substantial credit risk is present†.

CC: Very high levels of credit risk. “CC” ratings indicate very high levels of credit risk†.

C: Exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk†.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The subscript “emr” is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate instruments where the principal is to any degree subject to market risk.

Description of Fitch Ratings’ Structured, Project & Public Finance Long-Term Obligation Ratings:

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Exceptionally high levels of credit risk. Default appears imminent or inevitable.

D: Default. Indicates a default. Default generally is defined as one of the following: (1) failure to make payment of principal and/or interest under the contractual terms of the rated obligation; (2) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or (3) the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Structured Finance Defaults: “Imminent” default, categorized under “C”, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. Alternatively where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the “C” category.

Structured Finance Write-downs: Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible “write-down” of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of “D” will be assigned to the instrument. Where the agency believes the “write-down” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of “C” will typically be as signed. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed as irreversible, the credit rating will be lowered to “D”.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

The suffix “sf” denotes the issue that is a structured finance transaction. For an explanation of how Fitch determines structured finance ratings, please see our criteria available at www.Fitchratings.com.

In the case of public finance, the ratings do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-Term Rating category, or categories below “B”.

Description of Fitch Ratings’ Corporate, Public and Structured Finance Short-Term Obligation Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Notes to Fitch Ratings’ Long-Term and Short-Term Obligation Ratings:

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (“CCC”, “CC” and “C”) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook: Ratings Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the “CCC”, “CC” and “C” categories. Defaulted ratings typically do not carry an Outlook.

Deciding When to Assign Rating Watch or Outlook

Timing is informative but not critical to the choice of a Watch rather than an Outlook. A discrete event that is largely clear and the terms of which are defined, but which will not happen for more than six months—such as a lengthy regulatory approval process—would nonetheless likely see ratings placed on Watch rather than a revision to the Outlook.

An Outlook revision may, however, be deemed more appropriate where a series of potential event risks has been identified, none of which individually warrants a Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.

A revision to the Outlook may also be appropriate where a specific event has been identified, but where the conditions and implications of that event are largely unclear and subject to high execution risk over an extended period—for example a proposed, but politically controversial, privatization.

Expected Ratings: Where a rating is referred to as “expected”, alternatively referred to as “expects to rate” or suffixed as (“EXP”), this indicates that a full rating has been assigned based upon the agency’s expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. If such final documentation is received and is as expected, the expected rating will typically be converted to a final rating. Fitch may also employ “expects to rate” language for new issuers (currently unrated) for ratings that are assigned in the course of a restructuring, refinancing or corporate reorganization. The “expects to rate” will reflect and refer to the rating level expected following the conclusion of the proposed operation (debt issuance, restructure, or merger). While expected ratings typically convert to final ratings within a short time, determined by timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch or withdrawn, as with final ratings.

Private Ratings: Fitch Ratings also prepares a limited number of private ratings, for example for entities with no publicly traded debt, or where the rating is required for internal benchmarking or regulatory purposes. These ratings are generally provided directly to the rated entity, which is then responsible for ensuring that any party to whom it discloses the private rating is updated when any change in the rating occurs.

Private ratings undergo the same analysis, committee process and surveillance as published ratings, unless otherwise disclosed as “point-in-time” in nature.

Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g. medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.

“Interest-Only” Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

“Principal-Only” Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.

“Rate of Return” Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

Matured/Paid-In-Full: a. “Matured”—This action is used when an issue has reached the end of its repayment term and rating coverage is discontinued. Denoted as “NR”. b. “Paid-In-Full”—This action indicates that the issue has been paid in full. As the issue no longer exists, it is therefore no longer rated. Denoted as “PIF”.

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol “WD”.

“Unenhanced” Ratings: Unenhanced ratings reflect the underlying creditworthiness of financial instruments absent any credit enhancement that may be provided through bond insurance, financial guarantees, dedicated letters of credit, liquidity facilities, or intercept mechanisms.

In some cases, Fitch may choose to assign an unenhanced rating along with credit rating based on enhancement. The unenhanced rating indicates the creditworthiness of the financial instrument without considering any benefit of such enhancement. Financial obligations may be enhanced by a guarantee instrument provided by a rated third party.

Non-Credit Rating Scales: In addition, Fitch Ratings provides specialist ratings on other topics. Operational risk ratings are assigned to servicers of commercial and residential mortgages and other asset types.

Asset manager ratings opine on the relative operational and financial capabilities of asset managers, trustees and others. Fund Credit and/or Volatility Ratings are assigned to fund’s or local government investment pool’s portfolio. Many of these ratings are offered internationally and in some cases on a national basis applying appropriate ratings modifiers and identifiers.

APPENDIX B

Western Asset Management Company

Proxy Voting Policies and Procedures

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team. Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board- approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board- approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

APPENDIX C

ADDITIONAL INFORMATION CONCERNING

CALIFORNIA MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of California (“California” or the “State”). The sources of payment for California municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information contained in an official statement, dated November 12, 2015 relating to a debt offering by the State. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. The funds have not independently verified, and are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any California issuer and is provided without regard to any events that have occurred since the date of the most recent statement.

ECONOMY GENERALLY

California’s economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy. The California economy continues to benefit from broad-based growth. California is by far the most populous state in the nation, nearly 50 percent larger than the second-ranked state according to the 2010 United States Census. The July 2015 estimate of California’s population was 38.9 million residents, which is 12 percent of the total United States population.

The State’s fiscal health has significantly improved since the end of the severe recession in 2009. Voters approved Proposition 30 in November 2012, providing increased revenues through December 31, 2018. Voters also approved Proposition 2 in November 2014, which directs specified revenues towards increasing reserves in the Budget Stabilization Account (“BSA”), the State’s rainy day fund, and paying down specified debts. In recent years, the State has paid off billions of dollars of budgetary borrowings, debts and deferrals which were accumulated in order to balance budgets during the previous recession and years prior.

By the end of fiscal year 2015-16, the BSA is projected to have a balance of $3.5 billion. Under the Proposition 2 requirements, the 2015 Budget Act directs an additional $1.9 billion to pay off loans from special funds, pay down past liabilities from Proposition 98, and help the University of California reduce its employee pension unfunded liability.

In addition, the 2015-16 Budget repays the remaining $1 billion in budgetary deferrals to schools and community colleges, discharges the last of the $15 billion in Economic Recovery Bonds that were issued to cover budget deficits from as far back as 2002, repays local governments $765 million in mandated reimbursements, and reduces outstanding mandate liabilities owed to schools and community colleges by $3.8 billion.

Despite significant budgetary improvements as of November 12, 2015, there remain a number of budget risks that threaten the State’s financial condition, including the significant unfunded liabilities of the two main retirement systems managed by State entities, the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”). In recent years, the State has committed to significant increases in annual payments to these systems to reduce the unfunded liabilities. The State also has a significant unfunded liability with respect to other post-employment benefits.

In addition, the State’s revenues (particularly the personal income tax) can be volatile and correlate to overall economic conditions. Under Proposition 2, upswings in personal income taxes derived from capital gains will be deposited in the Budget Stabilization Account and used to pay off certain of the State’s debts and liabilities. However, during the last recession the State experienced a significant economic downturn and State tax revenues declined precipitously, resulting in budget deficits in the tens of billions of dollars. There can be no assurances that the State will not face fiscal stress and cash pressures again, or that other changes in the State or national economies will not materially adversely affect the financial condition of the State.

The State manages its cash flow requirements during the fiscal year primarily with a combination of external borrowing and internal borrowing by the General Fund from over 700 special funds. Since June 2008, the General Fund has typically ended each fiscal year with a net borrowing from special funds but starting in fiscal year 2013-14 the State has ended each fiscal year with a positive General Fund balance and no outstanding internal loans from special funds. The General Fund balance was $1.9 billion at June 30, 2014 and $2.5 billion at June 30, 2015. The 2015 Budget Act projects the State will not have any need to use external cash flow borrowing in fiscal year 2015-16.

National Economy. The national economy continues to show improvement, with low inflation and the national unemployment rate declining. There are still risks to the economy. Economic expansions do not last forever. Since World War II, the average economic expansion length is almost five years and the longest expansion was ten years. The current economic expansion began in July 2009. There are few immediate signs of a contraction, but it would be an historical anomaly for the U.S. not to see another recession before 2020.

California Economy. California’s real GDP increased by 2.8 percent in 2014, and totaled $2.3 trillion at current prices, keeping California as the 8th largest economy in the world. Most sectors have experienced solid growth, with the exception of the agricultural sector. Agricultural production totaled $46.7 billion out of $2.2 trillion in 2013 California GDP. At less than 3 percent of the total economy, the State expects declines in the agricultural sector due to drought to be offset by growth in other sectors. California added jobs faster than the nation in 2013 and 2014. The State expects its economy to continue making solid progress.

RECENT DEVELOPMENTS

The 2015 Budget Act. On June 24, 2015, the Governor signed the 2015 Budget Act for fiscal year 2015-16 plus related legislation to implement the budget. The budget continues to pay down debts and liabilities and builds a healthier reserve fund as it implements the first year of Proposition 2. In addition, it increases spending on education, healthcare and In-Home Support Services.

Recent Cash Receipts. In October 2015, the Department of Finance reported that, based on agency cash receipts, tax receipts for September 2015 totaled $9.707 billion, or $217 million (2.3 percent) above the 2015 Budget Act estimate of $9.491 billion. Fiscal year 2015-16 tax receipts through September were $23.599 billion, or $744 million (3.3 percent) above the 2015 Budget Act estimate of $22.855 billion.

In November 2015, the Department of Finance reported that, based on agency cash receipts, tax receipts for October 2015 totaled $7.344 billion, or $391 million (5.6 percent) above the 2015 Budget Act estimate of $6.953 billion. Fiscal year 2015-16 tax receipts through October, including a $28 million revision to prior months, were $30.971 billion, or $1.163 billion (3.9 percent) above the 2015 Budget Act estimate of $29.808 billion.

Drought. While the drought is one of the most severe in California’s history, as of November 12, 2015, it is not expected to significantly impact any sectors of the State economy beyond the agricultural sector. Further, some farmers were able to offset the effects of surface water shortfalls in 2014 through groundwater pumping, shifting crop patterns, and planting fewer acres-this was enough that farm employment increased modestly in 2014. A continuation of drought conditions in 2015 is expected to have more severe impacts on agriculture, as options for adjustment are more limited, and farm employment decreased by around 2 percent through May 2015. The State is facing severe drought conditions in all 58 counties. The California Administration has taken actions to address drought conditions in California, including mandated statewide water conservation, facilitated water management where possible, and provided funding for critical water infrastructure projects, but these actions have not significantly impacted the General Fund.

Special Sessions on Transportation and Health Care. On June 16, 2015, the Governor called special legislative sessions to consider two fiscal issues: (1) funding improved maintenance of roads, highways and other infrastructure; and (2) funding the state’s health care delivery system. In the infrastructure special session, the Legislature was considering legislation to enact permanent and sustainable funding to maintain and repair the State’s transportation and critical infrastructure, improve the State’s key trade corridors and complement local infrastructure efforts. In the health care special session, the Legislature was considering legislation to enact permanent and sustainable funding to provide at least $1.1 billion annually to stabilize the state’s General Fund costs for Medi-Cal, sufficient funding to continue the restoration of a 7 percent reduction of In-Home Supportive Services hours, and funding for additional rate increases for providers of Medi-Cal and developmental disability services.

STATE BUDGET

Fiscal Year 2015-2016 Budget

The 2015-16 Budget, including the 2015 Budget Act, was enacted on June 24, 2015. General Fund revenues and transfers for fiscal year 2015-16 are projected at $115.0 billion, an increase of $3.7 billion or 3.3 percent compared with revised estimates for fiscal year 2014-15. General Fund expenditures for fiscal year 2015-16 are projected at $115.4 billion, an increase of $0.9 billion or 0.8 percent compared with revised estimates for fiscal year 2014-15. The 2015-16 Budget also included special fund expenditures of $45.8 billion and bond fund expenditures of $6.5 billion.

The 2015-16 Budget includes the following major General Fund expenditure components:

•

K-12 Education–funding of $50.5 billion for fiscal year 2015-16, of which $49.4 billion is from the General Fund (both Non-Proposition 98 and Proposition 98), $0.103 billion is from special funds and $1.063 billion is from bond funds.

•

Higher Education–funding of $14.6 billion for fiscal year 2015-16, of which $14.2 billion is from the General Fund (both Non-Proposition 98 and Proposition 98 expenditures), $0.043 billion is from special funds and $0.390 billion is from bond funds, for the University of California, California State University and the community colleges.

•	Health and Human Services–funding of $52.3 billion for fiscal year 2015-16, of which $31.9 billion is from the General Fund and $20.4 billion is from special funds.

•

Public Safety–funding of $12.7 billion for fiscal year 2015-16, of which $10.1 billion is from the General Fund and $2.6 billion is from special funds for the Department of Corrections and Rehabilitation (“CDCR”) and other related programs.

Fiscal Year 2014-15 Revised General Fund Estimates in the 2015 Budget Act

The 2014-15 Budget, including the 2014 Budget Act, was enacted on June 20, 2014. The 2015 Budget Act makes various revisions to General Fund estimates involving the beginning fund balance, revenues, expenditures, and ending General Fund reserve balance for fiscal year 2014-15. The 2015 Budget Act estimates that the beginning fund balance for the General Fund at July 1, 2014 was $1.7 billion higher than had been assumed when the 2014 Budget Act was adopted, primarily due to higher than projected revenues. These figures are preliminary estimates subject to further adjustment after receipt of additional information concerning final revenues and expenditures for fiscal year 2014-15.

The most significant change to the results for fiscal year 2014-15 is an increase of $5.8 billion of revenues, primarily due to higher than projected tax revenues, particularly from capital gains. This was offset by an increase of $6.5 billion in expenditures. The most significant element of the increase in expenditures is a $5.1 billion increase in Proposition 98 expenditures, due to increased revenues. The 2014 Budget Act projected an ending balance in the Special Fund for Economic Uncertainties (“SFEU”) of $0.4 billion; the revised estimate is that the ending balance of the SFEU at June 30, 2015 was approximately $1.5 billion.

Budget Risks

The 2015-16 Budget is based on a variety of estimates and assumptions. If actual results differ from those assumptions, the State’s financial condition could be adversely or positively affected. There can be no assurance that the financial condition of the State will not be materially and adversely affected by actual conditions or circumstances in fiscal year 2015-16 and beyond.

The overall budget risks are substantially lower than they were several years ago. However, the risks with potentially significant General Fund impact include, but may not be limited to, the following:

•

Threat of Economic Recession—The economic forecast used in connection with the 2015 Budget Act assumes continued steady growth of the economy. While there are few signs of an immediate contraction, the California Administration understands that another recession is inevitable.

•

Federal Fiscal Challenges—As it has done in the past, the federal government could continue to shift its costs to the State in order to address its own fiscal challenges. It could also disapprove proposals in the health and human services areas that the State relies on as fiscal control measures. Changes in the federal government’s policies may also drive State program costs up significantly.

•

Capital Gains Volatility—Capital gains are the State’s most volatile revenue source. Under Proposition 2, some of this volatility is expected to be mitigated by requiring that spikes in capital gains be deposited in the BSA in anticipation of the next recession and to pay down the State’s debts and liabilities.

•

Redevelopment Dissolution—To increase funding for core local government services, the State dissolved redevelopment agencies beginning in 2012. Between fiscal year 2011-12 and fiscal year 2015-16, approximately $9.9 billion in property tax revenues, that previously would have been spent by redevelopment agencies, was redistributed to cities, counties, special districts, and schools. Approximately fifty percent of these property tax revenues accrue to K-14 schools which reduces the State’s annual Proposition 98 General Fund costs. There are several pending lawsuits involving the dissolution of redevelopment agencies, which might impact these revenues and require the State to backfill any lost revenues for schools.

•

Health Care Costs—The Medi-Cal program is the budget’s second largest expenditure. Additionally, the State provides health benefits to its own employees and retirees. As the State implements federal health care reform, budgetary spending may become even more dependent upon the rate of health care inflation. If this inflation rises faster than expected, annual General Fund spending could quickly rise by hundreds of millions of dollars.

•

Debts and Liabilities—The State’s budget challenges have been exacerbated by an unprecedented level of debts, deferrals, and budgetary obligations accumulated over the prior decade, although the State has paid down a substantial amount of these debts in the past three years. In addition, the State faces hundreds of billions of dollars in other long-term cost pressures, debts, and liabilities, including State retiree pension and health care costs.

Summary of State Revenues and Expenditures

In addition to the SFEU, which is part of the fund balance of the General Fund, the 2015 Budget Act projects a cumulative balance of $3.5 billion in the BSA, or the rainy day fund, at June 30, 2016.

STATE INDEBTEDNESS AND OTHER OBLIGATIONS

General

The State Treasurer is responsible for the sale of most debt obligations of the State and its various authorities and agencies. The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease- revenue obligations and short-term obligations, including revenue anticipation notes (“RANs”) and revenue anticipation warrants (“RAWs”).

Capital Facilities Financing

General Obligation Bonds

The California State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. Each general obligation bond act provides a continuing appropriation from the General Fund of amounts for the payment of debt service on the related general obligation bonds, subject under state law only to the prior application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Under the California State Constitution, appropriations to pay debt service on any general obligation bonds cannot be repealed until the principal of and interest on such bonds have been paid. Certain general obligation bond programs, called “self-liquidating bonds,” receive revenues from specified sources so that moneys from the General Fund are not expected to be needed to pay debt service, but the General Fund is expected to pay the debt service, pursuant to the continuing appropriation contained in the bond act, if the specified revenue source is not sufficient. The principal self-liquidating bond program is the veterans general obligation bonds, supported by mortgage repayments from housing loans made to military veterans

General obligation bonds are typically authorized for infrastructure and other capital improvements at the State and local level. Pursuant to the California State Constitution, general obligation bonds cannot be used to finance State budget deficits (except as already authorized by Economic Recovery Bonds.

Variable Rate General Obligation Bonds

The State’s general obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of its long-term general obligation bonds outstanding. These bonds represent about 4.67 percent of the State’s total outstanding general obligation bonds. With respect to the $1,050,000,000 of variable rate general obligation bonds having mandatory tender dates, if these bonds cannot be remarketed on their respective scheduled mandatory tender dates, there is no default but the interest rate on the series of such bonds not remarketed on such date would be increased in installments thereafter until such bonds can be remarketed or refunded or are paid at maturity.

The State is obligated to redeem, on the applicable purchase date, any weekly and daily variable rate demand obligations (“VRDOs”) tendered for purchase if there is a failure to pay the related purchase price of such VRDOs on such purchase date from proceeds of the remarketing thereof, or from liquidity support related to such VRDOs. The State has not entered into any interest rate hedging contracts in relation to any of its variable rate general obligation bonds.

General Obligation Commercial Paper Program

Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond acts, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of bonds. As of November 12, 2015, it was the State’s policy to use commercial paper notes to provide flexibility for bond programs, such as to provide interim funding for voter-approved projects and to facilitate refunding of variable rate bonds into fixed rate bonds. Commercial paper notes are not included in the calculation of permitted variable rate indebtedness described under ”Variable Rate General Obligation Bonds.” As of November 12, 2015, a total of $2.225 billion in principal amount of commercial paper notes was authorized under agreements with various banks, including an agreement for the direct purchase of up to $500 million of commercial paper notes by a bank.

Bank Arrangements

In connection with VRDOs and the commercial paper program (“CP”), the State has entered into a number of reimbursement agreements or other credit agreements with a variety of financial institutions. These agreements include various representations and covenants of the State, and the terms (including interest rates and repayment schedules) by which the State would be required to pay or repay any obligations thereunder (including drawings resulting from any failed remarketings). To the extent that VRDOs or CP offered to the public cannot be remarketed over an extended period (whether due to downgrades of the credit ratings of the institution providing credit enhancement or other factors) and the applicable financial institution is obligated to purchase VRDOs or CP, interest payable by the State pursuant to the reimbursement agreement or credit agreement would generally increase over current market levels relating to the VRDOs or CP, and, with respect to VRDOs the principal repayment period would generally be shorter (typically less than five years) than the repayment period otherwise applicable to the VRDOs. In addition, after the occurrence of certain events of default as specified in a credit agreement, payment of the related VRDOs may be further accelerated and payment of related CP, as applicable, may also be accelerated and interest payable by the State on such VRDOs or CP could increase significantly.

Lease-Revenue Obligations

In addition to general obligation bonds, the State acquires and constructs capital facilities through the issuance of lease-revenue obligations (also referred to as lease-purchase obligations). Such borrowing must be authorized by the Legislature in a separate act or appropriation. Under these arrangements, the State Public Works Board (“SPWB”), another State or local agency or a joint powers authority issued bonds to pay for the acquisition or construction of facilities such as office buildings, university buildings, courthouses or correctional institutions. These facilities are leased to a State agency, the California State University or the Judicial Council under a long- term lease which provides the source of revenues that are pledged to the payment of the debt service on the lease-revenue bonds. Under applicable court decisions, such lease arrangements do not constitute the creation of “indebtedness” within the meaning of the California Constitutional provisions that require voter approval. For purposes of this appendix, the terms “lease-revenue obligation,” “lease-revenue financing,” “lease-purchase obligation” or “lease-purchase” mean principally bonds or certificates of participation for capital facilities where the lease payments providing the security are payable from the operating budget of the respective lessees, which are primarily, but not exclusively, derived from the General Fund. The State had $11 billion in general fund supported lease revenue obligations outstanding as of July 1, 2015. The SPWB, which is authorized to sell lease revenue bonds, had approximately $4.0 billion of authorized and unissued bonds as of July 1, 2015.

Non-Recourse Debt

Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. These revenue bonds represent obligations payable from State revenue- producing enterprises and projects, and conduit obligations payable from revenues paid by private users or local governments of facilities financed by the revenue bonds. In each case, such revenue bonds are not payable from the General Fund. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had approximately $57.89 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of July 1, 2015.

Build America Bonds

In February 2009, Congress enacted certain new municipal bond provisions as part of the federal economic stimulus act (“ARRA”), which allowed municipal issuers such as the State to issue “Build America Bonds” (“BABs”) for new infrastructure investments. BABs are bonds whose interest is subject to federal income tax, but pursuant to ARRA the U.S. Treasury was to repay the issuer an amount equal to 35 percent of the interest cost on any BABs issued during 2009 and 2010. The BAB subsidy payments related to general obligation bonds are General Fund revenues to the State, while subsidy payments related to SPWB lease-revenue bonds are deposited into a fund which is made available to the SPWB for any lawful purpose. In neither instance are the subsidy payments specifically pledged to repayment of the BABs to which they relate. The cash subsidy payment with respect to the BABs, to which the State is entitled, is treated by the Internal Revenue Service (“IRS”) as a refund of a tax credit and such refund may be offset by the Department of the Treasury by any liability of the State payable to the federal government. As of November 12, 2015, none of the State’s BAB subsidy payments had been reduced because of such an offset.

Between April 2009 and December 2010, the State issued $13.5 billion of BAB general obligation (“GO”) bonds and the SPWB issued $551 million of BAB lease-revenue bonds (of which $150 million has been redeemed). The remaining aggregate amount of the subsidy payments expected to be received from fiscal year 2015-16 through the maturity of the outstanding BABs (mostly 20 to 30 years from issuance) based on the 35 percent subsidy rate is approximately $7.5 billion for the general obligation BABs and $195.5 million for the SPWB lease-revenue BABs.

Pursuant to certain federal budget legislation adopted in August 2011, starting as of March 1, 2013, the government’s BAB subsidy payments were reduced as part of a government-wide “sequestration” of many program expenditures. As of November 12, 2015, the reduction of the BAB subsidy payment has been less than $30 million annually and is scheduled to continue until 2024, although Congress can terminate or modify it sooner, or extend it. None of the BAB subsidy payments are pledged to pay debt service for the GO and SPWB BABs, so this reduction is not expected to affect the State’s ability to pay its debt service on time, nor have any material impact on the State’s General Fund.

Future Issuance Plans; General Fund Debt Ratio

Based on estimates from the Department of Finance as well as updates from the State Treasurer’s Office, approximately $3.3 billion of new money general obligation bonds (some of which may initially be in the form of commercial paper notes) and approximately $420 million of lease-revenue bonds are expected to be issued in fiscal year 2015-16. These estimates will be updated by the State Treasurer’s Office based on information provided by the Department of Finance with respect to the updated funding needs of, and actual spending by, departments. In addition, the actual amount of bonds sold will depend on other factors such as overall budget constraints, market conditions and other considerations. The State also expects to issue refunding bonds as market conditions warrant.

The ratio of debt service on general obligation and lease-revenue bonds supported by the General Fund, to annual General Fund revenues and transfers (the “General Fund Debt Ratio”), can fluctuate as assumptions for future debt issuance and revenue projections are updated from time to time. Any changes to these assumptions will impact the projected General Fund Debt Ratio. Based on the revenue estimates contained in the 2015 Budget and bond issuance estimates referred to in the preceding paragraph, the General Fund Debt Ratio is estimated to equal approximately 6.68 percent in fiscal year 2015-16 and 6.47 percent in fiscal year 2016-17.

The General Fund Debt Ratio is calculated based on actual gross debt service, without adjusting for receipts from the U.S. Treasury for the State’s current outstanding general obligation and lease-revenue Build America Bonds or the availability of any special funds that may be used to pay a portion of the debt service to help reduce General Fund costs. The total of these offsets is estimated to equal approximately $1.5 billion for fiscal year 2015-16 and $1.5 billion for fiscal year 2016-17. Including the estimated offsets reduces the General Fund Debt Ratio to 5.38 percent in fiscal year 2015-16 and 5.22 percent in fiscal year 2016-17. The actual General Fund Debt Ratio in future fiscal years will depend on a variety of factors, including actual debt issuance (which may include additional issuance approved in the future by the Legislature and, for general obligation bonds, the voters), actual interest rates, debt service structure, and actual General Fund revenues and transfers.

Economic Recovery Bonds

The California Economic Recovery Bond Act (“Proposition 57”) was approved by the voters on March 2, 2004. Proposition 57 authorized the issuance of up to $15 billion in Economic Recovery Bonds (“ERBs”) to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the ERBs was secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax (the “special sales tax”) that became effective July 1, 2004. The entire authorized amount of ERBs was issued in three sales, in May and June 2004, and in February 2008, and refunding issues were sold in 2009 and 2011. No further ERBs can be issued under Proposition 57. As of August 5, 2015, no ERBs remain outstanding, as all the remaining ERBs have been defeased by creation of several irrevocable escrow funds derived primarily from excess special sales tax revenues. The last ERBs are expected to be paid from these escrow funds on July 1, 2019.

Tobacco Settlement Revenue Bonds

In 1998, the State signed a settlement agreement with the four major cigarette manufacturers, in which the participating manufacturers agreed to make payments to the State in perpetuity. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers are paid to the State and half to certain local governments, subject to certain adjustments.

In 2002, the State established a special purpose trust to purchase the tobacco assets and to issue revenue bonds secured by the tobacco settlement revenues. Legislation in 2003 authorized a credit enhancement mechanism that requires the Governor to request an appropriation from the General Fund in the annual Budget Act for payment of debt service and other related costs in the event tobacco settlement revenues and certain other amounts are insufficient. The Legislature is not obligated to make any General Fund appropriation so requested.

The credit enhancement mechanism applies to certain tobacco settlement bonds that were issued in 2005, 2013, and 2015 with an outstanding principal amount of approximately $2.35 billion (the “enhanced bonds”). The enhanced bonds are neither general nor legal obligations of the State and neither the faith and credit, nor the taxing power, nor any other assets or revenues of the State shall be pledged to the payment of the enhanced bonds. However, the State committed to request the Legislature for a General Fund appropriation in the event there were insufficient tobacco settlement revenues to pay debt service with respect to the enhanced bonds, and certain other available amounts, including the reserve fund for the enhanced bonds, are depleted. This appropriation has been requested and approved by the Legislature but use of the appropriated moneys had never been required.

Draws on the reserve fund for the enhanced bonds in the amount of approximately $7.94 million were used to make required debt service payments on the 2005 bonds in 2011 and 2012. In April 2013, the reserve fund was replenished in full from tobacco revenues. As of July 1, 2015, the balance of the reserve fund for the enhanced bonds was $150 million. If, in any future year tobacco settlement revenues are less than required debt service payments on the enhanced bonds in such year, additional draws on the reserve fund may be required and at some point in the future the reserve fund may become fully depleted. The State is not obligated to replenish the reserve fund from the General Fund, or to request an appropriation to replenish the reserve fund.

Office of Statewide Health Planning and Development Guarantees

The Office of Statewide Health Planning and Development of the State of California (“OSHPD”) insures loans and bond issues for financing and refinancing of construction and renovation projects for nonprofit and publicly-owned healthcare facilities. As of November 12, 2015, this program (commonly called “Cal-Mortgage Loan Insurance”) was authorized by statute to insure up to $3 billion for health facility projects.

State law established the Health Facility Construction Loan Insurance Fund (the “Fund”) as a trust fund which is continuously appropriated and may only be used for purposes of this program. The Fund is used as a depository of fees and insurance premiums and any recoveries and is the initial source of funds used to pay administrative costs of the program and shortfalls resulting from defaults by insured borrowers. If the Fund were unable to make payment on an insured loan or bond, State law provides for the State Treasurer to issue debentures to the holders of the defaulted loan or bond which are payable on parity with State general obligation bonds. The Fund is liable for repayment to the General Fund of all money paid from the General Fund. As of November 12, 2015, all claims on insured loans had been paid from the Fund and no debentures had been issued.

As of February 28, 2015, OSHPD insured 107 loans to nonprofit or publicly owned health facilities throughout California with an aggregate par amount of approximately $1.763 billion. The cash balance of the Fund was approximately $168.4 million as of February 28, 2015. The biennial actuarial study of the Fund as of June 30, 2012, was completed in July 2014 (the “2012 actuarial study”). Based upon a number of assumptions, the 2012 actuarial study concluded, among other things, that the Fund appeared to be sufficient, under the “expected scenario” to maintain a positive balance until at least fiscal year 2041-42. Even under the “most pessimistic scenario,” the 2012 actuarial study found that there was a 70 percent likelihood that the Fund’s reserves as of June 30, 2012 would protect against any General Fund losses until at least 2020-21, and a 90 percent likelihood that the Fund’s reserves as of June 30, 2012 would protect against any General Fund losses until at least fiscal year 2017-18. There can be no assurances that the financial condition of the Fund has not materially declined since the 2012 actuarial study. The biennial actuarial study of the Fund as of June 30, 2014 was expected to be completed in late 2015. More information on the program can be obtained from OSHPD’s website.

Cash Management Borrowings

As part of its cash management program, the State has regularly issued short-term obligations to meet cash management needs.

SOURCES OF TAX AND OTHER REVENUE

The following is a summary of the State’s major tax revenues and tax laws. In fiscal year 2015-16, approximately 98.5 percent of the State’s General Fund revenues and transfers were derived from personal income taxes, corporation taxes, and sales and use taxes.

Personal Income Tax

The California personal income tax is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1 percent to 12.3 percent. In addition, a 1 percent surcharge is imposed on taxable income above $1 million and proceeds from such tax are dedicated to the Mental Health Services Fund. The personal income tax brackets, along with other tax law parameters, are adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent, and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax (“California AMT”), which is much like the federal alternative minimum tax. The personal income tax structure is considered to be highly progressive. For example, the Franchise Tax Board indicates that the top 1 percent of taxpayers paid 45.5 percent of the total personal income tax in tax year 2013.

The 2015 Budget Act revenue projections include the revenue expected from Proposition 30. This measure provides for an increase in the personal income tax rate of 1 percent for joint filing taxpayers with income above $500,000 and equal to or below $600,000; 2 percent increase for incomes above $600,000 and equal to or below $1,000,000; and 3 percent increase for incomes above $1,000,000. Tax rates for single filers are to start at incomes one-half those for joint filers. These additional rates are slated to remain in effect for calendar years 2012 through 2018. The California Administration estimates that the additional revenue from the three new tax brackets was $5.5 billion in fiscal year 2012-13 and $5.8 billion in fiscal year 2013-14, and is projected to be $6.6 billion in fiscal year 2014-15, and $6.8 billion in fiscal year 2015-16.

Personal income tax receipts over the past few years have been impacted by changes in federal tax legislation, including increases in the rate of taxation on capital gains and a surtax on certain unearned income which went into effect on January 1, 2013. This led to the acceleration of realization of some income into calendar year 2012, for fiscal year 2012-13, which might otherwise have been received in a later fiscal year.

Taxes on capital gains realizations, which are linked to stock market and real estate performance, can add significant volatility to personal income tax receipts. For example, capital gains tax receipts accounted for nearly 12 percent of General Fund revenues and transfers in 1999-00 and 2000-01, but dropped below 4 percent in 2002-03 and 2009-10. The 2015-16 Budget projects that capital gains will account for 11.0 percent of General Fund revenues and transfers in fiscal year 2014-15, and 10.1 percent in fiscal year 2015-16.

Sales and Use Tax

The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains, and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

The California use tax is imposed at the same rates as the regular sales tax on consumers of tangible personal property that is used, consumed, or stored in this State. Use tax applies to purchases from out-of-state vendors that are not required to collect tax on their sales. Use tax also applies to most leases of tangible personal property.

As of January 1, 2015, the breakdown for the uniform statewide State and local sales and use tax (referred to herein as the “sales tax”) rate of 7.50 percent was as follows (many local jurisdictions have voted additional sales taxes for local purposes):

•	3.9375 percent imposed as a State General Fund tax;

•	0.25 percent dedicated to the Education Protection Account, per Proposition 30;

•	1.0625 percent dedicated to local governments for realignment purposes (Local Revenue Fund 2011);

•	0.5 percent dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

•	0.5 percent dedicated to local governments for public safety services (Local Public Safety Fund);

•	1.0 percent local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25 percent dedicated to county transportation purposes and 0.75 percent for city and county general-purpose use; and

•	0.25 percent deposited into the Fiscal Recovery Fund to repay the State’s ERBs (the “special sales tax”), which is expected to be terminated as of January 1, 2016.

Passage of Proposition 30 added a 0.25 percent additional sales tax rate from January 1, 2013 through December 31, 2016. Proposition 30 also constitutionally guarantees that the 1.0625 percent of the sales tax rate is dedicated to the cost of the realignment of certain defined public safety services programs from the State to the counties and explicitly states that this sales tax revenue does not constitute General Fund revenue for purposes of the Proposition 98 guarantee. The 1.0625 percent of the sales tax rate was expected to generate $6.2 billion in fiscal year 2014-15 and $6.6 billion in fiscal year 2015-16.

Existing law provides that 0.25 percent of the base State and local sales tax rate may be suspended in any calendar year upon certification by the Director of Finance, by November 1 in the prior year, that both of the following have occurred: (1) the General Fund reserve (excluding the revenues derived from the 0.25 percent special sales tax) is expected to exceed 3 percent of revenues in that fiscal year (excluding the revenues derived from the 0.25 percent special sales tax) and (2) actual revenues for the period May 1 through September 30 equal or exceed the previous May Revision forecast. The 0.25 percent rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The Department of Finance estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2015.

As of August 5, 2015, funds to pay all of the remaining outstanding ERBs had been set aside in several irrevocable escrow funds. Accordingly, on January 1, 2016, the special sales tax is planned to be terminated and the city and county portion of taxes under the uniform local sales and use tax will be automatically increased by 0.25 percent. A large portion, and perhaps all, of the special sales taxes collected between August 5, 2015 and December 31, 2015, is expected to be used to pay back cities and counties for the revenue they had foregone from the initial loss of a 0.25 percent tax rate under the uniform local sales and use tax when the ERBs were first issued.

Corporation Tax

Corporation tax revenues are derived from the following taxes:

1. The Franchise Tax and the Corporate Income Tax are levied at an 8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

2. Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

3. The California AMT is similar to that in federal law. In general, the California AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65 percent.

4. A minimum Franchise Tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first year of incorporation.

5. Sub-Chapter S corporations are taxed at 1.5 percent of profits.

6. Fees paid by limited liability companies (“LLCs”), which account for 3.6 percent of corporation tax revenue, are considered “corporation taxes.”

Six actions have been filed contending that the Legislature’s modification of Revenue and Taxation Code Section 25128, which implemented the double-weighting of the sales factor in California’s apportionment of income formula for the taxation of multistate business entities, is invalid and/or unconstitutional. These six actions are now consolidated in one matter and collectively referred to as Gillette Company v. Franchise Tax

Board (“Gillette”). As of November 12, 2015, the Gillette case was pending at the California Supreme Court. An adverse decision in this case could result in a revenue loss (from this case and for similar taxpayers) of approximately $750 million. It is likely, however, that even if the Franchise Tax Board of the State were to ultimately lose this case, due to the expected time required for litigation, the vast majority of the revenue loss may not occur for several years.

Legislation enacted in the Budget Acts of 2008, 2009, and 2010 is expected to significantly reduce corporation tax revenues beginning in fiscal year 2011-12. However, the passage of Proposition 39 on November 6, 2012 reversed portions of the reductions in revenue due to those tax changes. Proposition 39 amended a provision giving corporations an option on how to calculate the portion of worldwide income attributable to California. By requiring corporations to base their State tax liability on sales in California, it is estimated that State revenues increased by $666 million in fiscal year 2014-15 and $721 million in fiscal year 2015-16, and may increase almost $900 million by fiscal year 2018-19. The measure also, for fiscal years 2013-14 through 2017-18, dedicated 50 percent, up to $550 million, per year from the annual estimate of this increased income to funding of projects that create energy efficiency and clean energy jobs in California.

The legislatively enacted changes, together with Proposition 39, are expected to generate a net revenue loss of $467 million in fiscal year 2014-15 and $267 million in fiscal year 2015-16.

Insurance Tax

The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other State and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and non- admitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits.

Other Taxes

Other General Fund taxes and licenses include: Cigarette Taxes; Alcoholic Beverage Taxes; Horse Racing License Fees; and Trailer Coach License Fees.

Special Fund Revenues

The California State Constitution and statutes specify the uses of certain revenues. Such receipts are accounted for in various special funds. While these funds are not directly available to repay State general obligation bonds, the General Fund may, when needed to meet cash flow needs temporarily borrow from certain special funds. In general, special fund revenues comprise three categories of income:

•	Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

•	Charges for certain services provided by the State government to individuals, businesses, or organizations, such as fees for the provision of business and professional licenses.

•	Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

Motor vehicle-related taxes and fees are projected to account for approximately 25 percent of all special fund revenues in fiscal year 2015-16. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. In fiscal year 2015-16, $11.4 billion of special fund revenues are projected to come from the ownership or operation of motor vehicles.

Taxes on Tobacco Products

The State imposes an excise tax on cigarettes of 87 cents per pack and the equivalent rates on other tobacco products. Tobacco product excise tax revenues are earmarked as follows:

1. Fifty cents of the per-pack tax on cigarettes and the equivalent rate levied on non-cigarette tobacco products are deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs, pursuant to Proposition 10 (1998).

2. Twenty-five cents of the per-pack tax on cigarettes and the equivalent rates levied on non-cigarette tobacco products are allocated to the Cigarette and Tobacco Products Surtax Fund, pursuant to Proposition 99 (1998). These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs.

3. Ten cents of the per-pack tax is allocated to the State’s General Fund.

4. The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund.

CONSTITUTIONAL LIMITS ON SPENDING AND TAXES

State Appropriations Limit

The State is subject to an annual appropriations limit imposed by Article XIII of the California State Constitution (the “Appropriations Limit”). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

The State is prohibited from spending “appropriations subject to limitation” in excess of the Appropriations Limit. “Appropriations subject to limitation,” with respect to the State, are authorizations to spend “proceeds of taxes,” which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed “the cost reasonably borne by that entity in providing the regulation, product or service,” but “proceeds of taxes” exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees and certain other non-tax funds.

There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth and the change in attendance at local school and community college (“K-14”) districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate “proceeds of taxes” received over such two-year period above the combined Appropriations Limits for those two years, is divided equally between transfers to K-14 districts and refunds to taxpayers.

An estimate of the Appropriations Limit is included in the Governor’s Budget, and is thereafter subject to the budget process and established in the Budget Act.

Proposition 98 and K-14 Funding

General. California provides instruction and support services to roughly six million students in grades kindergarten through twelve in more than 10,000 schools throughout the State. K-12 education programs are primarily funded under Proposition 98, and will receive funding of $49.4 billion from the General Fund for fiscal year 2015-16 (both Non-Proposition 98 and Proposition 98).

The passage of Proposition 30 has temporarily created an additional source of funds for K-14 education. The newly created fund, the Education Protection Account (“EPA”), is available to offset Proposition 98 General Fund expenditures for fiscal years 2012-13 through 2018-19, freeing up General Fund resources for other purposes.

Proposition 2, approved by the voters in November 2014, creates the Public School System Stabilization Account (“PSSSA”), a special fund that serves as a Proposition 98 reserve, and requires a deposit in the PSSSA under specified conditions. These conditions are not anticipated to be met in fiscal year 2014-15 or fiscal year 2015-16. Therefore, no deposit into the PSSSA was anticipated as of November 12, 2015.

Funding for Fiscal Years 2014-15 and 2015-16 for K-12 and Community Colleges Under Proposition 98. The Proposition 98 minimum guarantee has increased significantly over the 2014 Budget Act estimates primarily due to increases in General Fund revenues. The 2015 Budget Act estimates the Proposition 98 minimum guarantee to be $68.4 billion in fiscal year 2015-16 and $66.3 billion in fiscal year 2014-15, increases of $7.6 billion and $5.4 billion, respectively, over the levels assumed for each of those fiscal years as of the 2014 Budget Act. The General Fund share is $49.4 billion in fiscal years 2015-16 and $49.6 billion in fiscal years 2014-15, which includes over $8 billion each year in EPA General Fund revenues. This slight decrease in the General Fund from fiscal year 2014-15 to fiscal year 2015-16 is due to an increase in local property tax revenues of $2.3 billion. The local property tax revenue increase is attributable to an increase in base property tax revenues, as well as other shifts of local property tax revenues back to schools and community colleges.

STATE EXPENDITURES

Local Governments Impacts on State Finances

The primary units of local government in California are the 58 counties, which range in population from approximately 1,200 in Alpine County to approximately 9.8 million in Los Angeles County. The fiscal condition of local governments and the relationship between local and State government finances can have an impact on the state’s financial condition and flexibility.

Constitutional and Statutory Limitations on Local Government

Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 482 incorporated cities in California and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments was changed when Proposition 13 was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Although Proposition 13 limited property tax growth rates, it also has had a smoothing effect on property tax revenues, ensuring greater stability in annual revenues than existed before Proposition 13 passed.

Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. The limitations include requiring a majority vote approval for general local tax increases, prohibiting fees for services in excess of the cost of providing such service, and providing that no fee may be charged for fire, police, or any other service widely available to the public.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 and Proposition 22 in 2010 dramatically changed the state-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “state-local agreement”) in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee (“VLF”) rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, which had previously received all VLF revenues, the 1.35 percent reduction in VLF revenue to cities and counties from this rate change was backfilled (or offset) by an increase in the amount of property tax revenues they receive. This worked to the benefit of local governments because the backfill amount annually increases in proportion to the growth in property tax revenues, which has historically grown at a higher rate than VLF revenues, although property tax revenues declined between fiscal years 2009-10 and 2011-12. This arrangement is proposed to continue without change in the 2015 Budget Act.

As part of the state-local agreement, voters at the November 2004 election approved Proposition 1A (“Proposition 1A of 2004”). Proposition 1A of 2004 amended the California State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and VLF revenues as of November 3, 2004.

Proposition 22, adopted on November 2, 2010, supersedes Proposition 1A of 2004 and prohibits any future borrowing by the State from local government funds, and generally prohibits the Legislature from making changes in local government funding sources. Allocation of local transportation funds cannot be changed without an extensive process.

Dissolved Redevelopment Agency Funds

In 2011, the Legislature enacted a bill that eliminated redevelopment agencies (“RDAs”) and redirected property tax revenue that would have gone to RDAs to other local taxing entities, including cities, counties, school and community college districts, and special districts.

On December 29, 2011, the California Supreme Court upheld the law against various constitutional challenges and, in accordance with the Court’s order, RDAs were dissolved on February 1, 2012, and their functions have been taken over by successor agencies tasked with winding down the RDAs’ affairs. Property tax revenues that would have been directed to the RDAs are used to make pre-existing “pass through” payments to local agencies, and by the successor agencies for retirement of the RDAs’ debts (also known as enforceable obligations), and for limited administrative costs. The remaining revenues are distributed to the local taxing entities.

Revenues distributed to school and community college districts result in corresponding savings for the State’s General Fund. For the 2015 Budget Act, Proposition 98 General Fund savings are anticipated to be

$964 million in fiscal year 2014-15 and projected to be $1.1 billion in fiscal years 2015-16 and 2016-17. Proposition 98 General Fund savings are anticipated to be at least $1 billion in each fiscal year after fiscal year 2016-17, with annual growth proportionate to the changes in property tax growth, and the rate at which the enforceable obligations of the former RDAs are retired.

Various local governments have disputed the implementation of the dissolution law and litigation is pending and expected to be filed in the future on this subject.

Property Tax Revenues

Although the property tax is a local revenue source, the amount of property tax generated each year has a substantial impact on the State budget because local property tax revenues allocated to K-14 schools typically offset General Fund expenditures.

Statewide property tax revenues are estimated to increase 6.10 percent in fiscal year 2014-15 and 5.52 percent in fiscal year 2015-16. Property tax estimates used in the calculation of the guarantee are based on growth in statewide property taxes, but also include other factors such as excess tax, redevelopment agency payments, and the shift of property taxes from local governments to K-14 schools (Educational Revenue Augmentation Fund).

Realigning Services to Local Governments

The 2011 Budget Act included a major realignment of public safety programs from the State to local governments (“AB 109”). The realignment was designed to move program and fiscal responsibility to the level of government that can best provide the service, eliminate duplication of effort, generate savings, and increase flexibility. The implementation of the Community Corrections Grant Program authorized by AB 109 moved lower-level offenders from State prisons to county supervision and reduced the number of parole violators in the State’s prisons. Other realigned programs include local public safety programs, mental health, substance abuse, foster care, child welfare services, and adult protective services. The 2011 Realignment is funded through two sources: (1) a State special fund sales tax of 1.0625 percent (projected to total $6.7 billion in fiscal year 2015-16) and (2) $579.5 million in vehicle license fees (for fiscal year 2015-16). As a result of the realignment, the State expects General Fund savings from the realigned programs to be about $2.6 billion annually beginning in fiscal year 2011-12. In fiscal year 2011-12, about $2.2 billion of these savings was achieved from a reduction in the Proposition 98 Guarantee, and as of November 12, 2015 that figure is estimated to grow to $2.7 billion in fiscal year 2014-15 and $2.7 billion in fiscal year 2015-16.

Health and Human Services

Medi-Cal

Medi-Cal, California’s Medicaid program, is a health care entitlement program for low-income individuals and families who receive public assistance or otherwise lack health care coverage. Medi-Cal serves approximately 32 percent of all Californians.

Average monthly caseload in Medi-Cal is projected to be 12.1 million in fiscal year 2014-15. Caseload is expected to increase in fiscal year 2015-16 by approximately 303,000, or 2.5 percent, to 12.4 million people. The significant increase in caseload and total expenditures (particularly federal funds) in the last two years is largely due to the implementation of federal health care reform.

Health Care Reform

California continues its implementation of the federal Affordable Care Act (“ACA”). Since January 1, 2014, more than 5 million Californians have obtained health insurance, either through the State’s new insurance exchange (Covered California) or through the two part (mandatory and optional) expansion of Medi-Cal. The mandatory Medi-Cal expansion simplified eligibility, enrollment, and retention rules that make it easier to get on and stay on the program. The 2015 Budget Act includes costs of $2.9 billion in fiscal year 2015-16 related to the mandatory expansion. California will split these costs with the federal government, with $1.4 billion of such costs expected to be paid from the General Fund. The mandatory expansion caseload is estimated to be 1.4 million in fiscal year 2015-16.

The optional expansion extended eligibility to adults without children, and parent and caretaker relatives with incomes up to 138 percent of the federal poverty level. The 2015 Budget Act includes costs of $14 billion in fiscal year 2015-16 for the optional Medi-Cal expansion. The federal government has committed to pay nearly 100 percent of the costs of this expansion for the first three years. California expects to begin contributing to these costs in fiscal year 2016-17 with California’s contribution gradually increasing each fiscal year until fiscal year 2020-21, when the State has indicated it will pay 10 percent of the total costs. By fiscal year 2020-21, the General Fund share for the optional expansion is estimated to be $1.7 billion. The 2015 Budget Act projects optional expansion caseload to be 2.3 million in fiscal year 2015-16.

In-Home Supportive Services (“IHSS”)

The IHSS program provides domestic and related services such as housework, transportation, and personal care services to eligible low-income aged, blind, or disabled persons. These services are provided to assist individuals to remain safely in their homes and prevent institutionalization.

CalWORKs

The California Work Opportunity and Responsibility to Kids (“CalWORKs”) program, the state’s version of the federal Temporary Assistance for Needy Families (“TANF”) program, provides temporary cash assistance to low-income families with children to meet basic needs, such as shelter, food, and clothing. CalWORKs includes specific welfare-to-work requirements and provides supportive services, including child care, to enable adult participants to meet these requirements. Eligibility requirements and benefit levels are established by the state, but counties have flexibility in program design, services, and funding to meet local needs. The federal government pays a substantial portion of welfare benefit costs, subject to a requirement that states provide significant matching funds. Federal law imposes detailed eligibility and programmatic requirements in order for states to be entitled to receive federal funds. Federal law also imposes time limits on program availability for individuals, and establishes certain work requirements. Consistent with the federal law, CalWORKs contains time limits on the receipt of welfare aid. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements.

The State annually receives a TANF block grant allocation of $3.7 billion from the federal government. To qualify for the TANF funds, the State is required to annually expend a “Maintenance of Effort,” which was $2.9 billion as of November 12, 2015.

Under federal law, states are required to demonstrate a 50 percent work participation rate among all TANF-aided families. The federal government determined that California failed to meet this requirement for federal fiscal years (“FFYs”) 2007 through 2012, and the State is therefore subject to a penalty. The federal government waived the penalty for FFY 2007. As of November 12, 2015, the State was seeking relief from the FFYs 2008, 2009, 2010, 2011, and 2012 penalties, estimated to be approximately $47.7 million, $113.6 million, $179.7 million, $246.1 million, and $312 million, respectively. On June 24, 2014, the federal government approved the State’s corrective compliance plan which requires California to meet or exceed federal work participation rate requirements by September 30, 2015, to avoid incurring fiscal penalties.

SSI/SSP

The federal Supplemental Security Income (“SSI”) program provides a monthly cash benefit to eligible seniors and persons with disabilities who meet the program’s income and resource requirements. In California, the SSI payment is augmented with a State Supplementary Payment (“SSP”) grant. The 2015 Budget Act includes approximately $2.8 billion for the SSI/SSP program from the General Fund for fiscal year 2015-16, 0.8 percent more than the revised fiscal year 2014-15 funding level. The average monthly caseload in this program is estimated to be 1.3 million recipients in fiscal year 2015-16, a 0.6 percent increase over the revised fiscal year 2014-15 projected level.

Public Safety

General—The California Department of Corrections and Rehabilitation (“CDCR”) operates 37 youth and adult correctional facilities and 44 youth and adult camps as well as numerous other facilities. The CDCR also contracts for multiple adult parolee service centers and community correctional facilities. The CDCR’s infrastructure includes more than 42 million square feet of building space on more than 24,000 acres of land (37 square miles) statewide. The 2015 Budget Act assumes an average daily adult inmate population of 127,990 in fiscal year 2015-16 and an average daily adult parole population of 44,570 in fiscal year 2015-16.

The 2015 Budget Act includes total expenditures (excluding capital outlay) of $10.2 billion ($9.9 billion from the General Fund) for CDCR, including salaries and benefits of approximately $7.4 billion. The 2015 Budget Act continues to include savings from the implementation of Chapter 15, Statutes of 2011 (AB 109). This legislation shifted responsibility for short-term, lower-level offenders from the State to county jurisdictions. In addition, counties are responsible for community supervision of lower-level offenders upon completion of their prison sentences.

Ruling Concerning Prison Population—Pursuant to various rulings issued by a panel of three federal judges (some affirmed by the United States Supreme Court), the State was ordered to reduce its prison population to 137.5 percent of the system’s design capacity by February 28, 2016. In January 2015, CDCR met this court-ordered population benchmark because of successful implementation of a variety of court-ordered population reduction measures and approval of Proposition 47 by the voters in November 2014, which required reclassification of certain felonies to misdemeanors (and related resentencing).

Litigation Concerning Prison Medical Care Services—The federal receiver, the court appointed individual who oversees the CDCR’s medical operations (the “Receiver”), has plans for the design and construction of additional facilities and improvements to existing facilities for inmates with medical or mental health care needs. All of these projects are to be constructed at existing State correctional institutions.

The 2015 Budget Act includes $1.8 billion from the General Fund for the Receiver’s Medical Services and Pharmacy Programs, compared to the 2014 Budget Act, which totaled $1.6 billion from the General Fund.

Citing “significant progress” in improving California’s prison medical care, a federal District Court judge in January 2012 ordered California officials to begin planning for the end of the federal receivership of the State’s prison medical programs. On March 10, 2015, the court modified its order to update and clarify the process to transition responsibility for inmate medical care back to the state. As of November 12, 2015, this transition process was ongoing.

Unemployment Insurance

The Unemployment Insurance (“UI”) program is a federal-state program that provides weekly UI payments to eligible workers who lose their jobs through no fault of their own. To be eligible for benefits, a claimant must be able and available to work, seeking work, and be willing to accept a suitable job. The regular unemployment program is funded by unemployment tax contributions paid by employers for each covered worker.

Due to the high rate of unemployment, the employer contributions were not sufficient to cover the cost of the benefits to claimants during the recession. Commencing in January 2009, in accordance with federal law, the State began to fund deficits in the State UI Fund through a federal loan to support benefit payments. The UI Fund deficit was $9.7 billion at the end of calendar year 2013 and $8.6 billion at the end of calendar year 2014 and as of November 12, 2015 is projected to be $7.0 billion at the end of calendar year 2015.

Pursuant to federal law, if the State is unable to repay a loan within the same year it is taken, State funds must be used to pay the annual interest payments on the borrowed funds. However, repayment of principal on this federal UI loan is strictly an employer responsibility, and not a liability of the State’s General Fund. To ensure that the federal loan is repaid, when a State has an outstanding loan balance for two consecutive years, the federal government reduces the Federal Unemployment Tax Act (“FUTA”) credit it gives to employers. This is equivalent to an increase in the FUTA tax on employers, and has the effect of paying off the principal of the federal UI loan. These changes have already started and are expected to increase annually until the loan is repaid, which is projected to be in 2019. Commencing in fiscal year 2011-12, the State has been required to pay interest on these loans. The September 2014 interest payment of $217.4 million was paid by the General Fund and the 2015 Budget Act provides $174.5 million from the General Fund to make the 2015 interest payment.

Retiree Health Care Costs

In addition to a pension, the State also provides retiree health care and dental benefits to its retired employees and their spouses and dependents (when applicable), and, except as otherwise described below, utilizes a “pay-as-you-go” funding policy. These benefits are referred to as “Other Post-Employment Benefits Benefits” or “OPEB.”

As of June 30,2014, approximately 168,200 retirees were enrolled to receive health benefits and 139,000 to receive dental benefits. Generally, employees vest for those benefits after serving 10 years with the State.

Pursuant to the Governmental Accounting Standards Board Statement No. 45, Accounting and Financial Reporting by Employers for Post-employment Benefits Other Than Pensions, the State now reports on its liability for post-employment healthcare as well as other forms of post-employment benefits, such as life insurance, in its annual financial reports. The long-term costs for the State’s OPEB may negatively affect the State’s financial condition and impact its credit rating if the State does not adequately manage such costs.

On December 16, 2014, the State Controller’s Office released the State’s latest OPEB actuarial valuation report by the private actuarial firm, Gabriel, Roeder, Smith & Company, which was tasked with calculating the State’s liability for these benefits. The report was based on a variety of data and economic, demographic and health care trend assumptions described in the report. The primary assumption influencing annual OPEB costs and AAL is the assumed rate of return or discount rate on assets supporting the retiree health care liability. Based on the Pooled Money Investment Account’s (“PMIA’s) historical returns, investment policy and expected future returns, a discount rate of 4.25 percent was selected for the pay-as-you-go funding policy. The economic assumptions for price and wage inflation are 2.75 percent and 3 percent, respectively.

The report looked at three different scenarios: (i) continuation of the “pay-as-you-go” policy; (ii) a “full funding” policy under which assets would be set aside to prepay the future obligations, similar to the way in which pension obligations are funded, and (iii) a “partial funding” policy, a hybrid of the two scenarios. According to the State’s OPEB actuarial valuation report, as of June 30, 2014, the pay-as-you go funding policy results in a funded AAL of $71.81 billion as of June 30, 2014, of which $71.77 billion is unfunded. Additionally, the pay-as-you go funding policy results in an annual OPEB cost of $5.14 billion, estimated employer contributions of $1.87 billion and an expected net OPEB obligation of $22.63 billion for fiscal year 2014-15. The annual required contribution for fiscal year 2015-16 is estimated at $5.62 billion.

The actuarial liability increased from $64.58 billion as of June 30, 2013, to $71.81 billion as of June 30, 2014. If the previous assumptions had been realized, the actuarial liability would have increased to $67.99 billion as of June 30, 2014. The key factors contributing to a $3.82 billion increase in expected actuarial liabilities had the previous assumptions been realized are:

•	Favorable health care claims experience and plan design changes, resulting in a decrease in actuarial liabilities of approximately $3.32 billion.

•

Demographic experience did not change the actuarial liabilities significantly. There were most likely offsetting gains and losses that led to this minimal change. Examples of demographic experience gains include: fewer members retiring than assumed, members retiring later than assumed and members not living as long as assumed. Examples of demographic experience losses include: more members retiring than assumed, members retiring earlier than assumed and members living longer than assumed.

•

Subsequent to the June 30, 2013, GASB No. 45 actuarial valuation, CalPERS performed a fourteen-year experience study where all pension-related assumptions were reviewed. Many of the assumptions were updated to reflect actual experience over the fourteen-year period. These changes have been adopted for this valuation. The assumption changes increased liabilities by approximately $7.14 billion. The largest change was due to the updating of the mortality table used to model post-retirement deaths. Under the new assumptions members are expected to live longer. The change in demographic assumptions is the largest contributor to the loss in actuarial liability.

The valuation depended primarily on the interest discount rate assumption of 4.25% used to develop the present value of future benefits and on the assets available to pay benefits. The State has indicated that the Controller’s Office plans to issue an actuarial valuation report annually.

The State anticipates that these costs will continue to grow in the future. The employer contribution for health premiums maintains the average 100/90 percent contribution formula established in the Government Code. Under this formula, the State averages the premiums of the four largest health benefit plans in order to calculate the maximum amount the State will contribute toward the retiree’s health benefits. The State also contributes 90 percent of this average for the health benefits of each of the retiree’s dependents. Generally, with 10 years of service credit, employees are entitled to 50 percent of the State’s full contribution. This rate increases by 5 percent per year and with 20 years of service, the employee is entitled to the full 100/90 formula. CSU employees fully vest for the 100/90 formula at 5 years of service. Employees in bargaining unit 12, hired after January 1, 2011, are subject to a longer vesting period.

Three State employee bargaining units have agreements which provide for some prefunding of OPEB liabilities. These units represent a little less than 10 percent of total State unionized employees.

In accordance with State law, the Bureau of State Audits periodically identifies what it believes to be “high risk” issues facing the State. The funding of OPEB liabilities has been identified as a high-risk issue in the California State Auditor Report 2013-601 dated September 2013.

Ongoing Efforts

In 2015, the California Administration initiated a comprehensive strategy to eliminate the OPEB unfunded AAL over approximately 30 years by increasing prefunding shared equally between State employers and employees and reducing the cost structure of employee and retiree health care benefits. The California Administration is pursuing the prefunding strategy, as well as changes to retiree health benefits for new employees, through the collective bargaining process. Statutory language passed as part of the 2015-16 Budget contains the funding policy and framework designed to support the elimination of the unfunded AAL.

The centerpiece of the strategy is a collective bargaining proposal to negotiate contributions for OPEB prefunding equivalent to the normal costs of those benefits. The goal is to have the additional contributions equally shared between employers and employees and phased in over a three-year period. Collective bargaining began in 2015 with four bargaining units with contracts expiring in 2015.

The California Administration intends to pursue similar negotiations with other collective bargaining units upon renewal of their contracts over the next three years. The Department of Finance estimates that the state’s share of prefunding for Executive Branch employees will be approximately $600 million annually once fully implemented. (The “Executive Branch” generally excludes employees in the legislative and judicial branches of the State government, as well as employees of CSU and UC.

The funding plan to eliminate the OPEB unfunded actuarial accrued liability assumes that the State continues to pay for retiree health benefits on a pay-as-you-go basis while assets are accumulated in a trust fund, and that no investment income will be used to pay for benefits until the plan is fully funded. Statutory language passed as part of the 2015-16 Budget contains the framework for this funding plan preventing the use of investment income from the retiree health care trust fund for the payment of retiree health benefits until the earlier of:

1. The date the State Bargaining Unit subaccount within the trust fund reaches a 100 percent funded ratio.

2. July 1, 2046—the date the actuarial calculation of the California Administration’s prefunding plan is expected to reach a 100 percent funded ratio.

The California Administration’s collective bargaining agenda also includes proposals to extend the vesting period for new employees to qualify for retiree health care contributions, and reducing the employer subsidies for the retiree health care contributions for new employees.

Pension Systems

The principal retirement systems in which the State participates or to which it contributes funds are the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”). The assets and liabilities of the funds administered by CalPERS and CalSTRS are included in the financial statements of the State as fiduciary funds.

The University of California (“UC”) maintains a separate retirement system. The 2015 Budget Act does not allocate any of UC’s appropriation specifically to fund its employer retirement costs, but directs $96 million in one-time Proposition 2 funds to pay down the unfunded liability associated with UC’s retirement system.

The obligation of the State to make payments to CalPERS and CalSTRS to fund retirement benefits constitutes a significant financial obligation. As of November 12, 2015, CalPERS and CalSTRS each had unfunded liabilities in the tens of billions of dollars. Retirement- related costs payable from the General Fund are expected to increase in the foreseeable future. The actual amount of such increases will depend on a variety of factors, including but not limited to investment returns, actuarial assumptions, experience, retirement benefit adjustments and, in the case of CalSTRS, statutory changes to contribution levels.

Pension Reform

PEPRA

In 2012, the State enacted The Public Employees’ Pension Reform Act (“PEPRA”), a comprehensive pension reform package affecting State and local government, which increased the retirement age and lowered retirement benefits for most new State and local government employees hired on or after January 1, 2013. PEPRA also includes provisions to increase current employee contributions. Though PEPRA covers most public employees in State government, cities, counties, special districts, school districts, and community colleges, the following discussion relates only to PEPRA’s impact on State employee retirement. PEPRA excludes judges, the

University of California, and charter cities with independent pension systems from the new retirement plans; however, newly elected or appointed judges are subject to the new cost-sharing provisions.

In a preliminary actuarial analysis, CalPERS noted savings to the State of $10.3 billion to $12.6 billion over the next 30 years due primarily to increased employee contributions and, as the workforce turns over, lower benefit formulas that will gradually reduce normal costs. Other provisions reduce the risk of the State incurring additional unfunded liabilities, including prohibiting retroactive benefits increases, generally prohibiting contribution holidays, and prohibiting purchases of additional non-qualified service credit (“air time”). Key changes to retirement plans affecting the State include (1) lower defined-benefit formulas that increase retirement ages; (2) caps imposed on pensionable income for new public employees hired on or after January 1, 2013; and (3) a new standard that new employees must pay for at least 50 percent of the normal costs of their pensions.

Costs for retiree health and dental benefits (“OPEB”) are not addressed in PEPRA, however, later retirement ages will help reduce OPEB liabilities in the long term. Provisions in PEPRA affecting CalSTRS did not change the State’s statutory contribution rate. However, potential additional employee contributions, limits on pensionable compensation, and higher retirement ages for new members will reduce pressure on the system’s unfunded liabilities and potentially State contribution levels in the long term.

CalSTRS Funding Solution

The funding of the CalSTRS Defined Benefit Plan (the “DB Program”) is based on contribution rates set by statute instead of actuarially determined amounts as is done for the CalPERS system. Over time, this has contributed to an underfunding of the DB Program which has been a concern in recent years. As one example, the funding status of the DB Program was identified as a high risk issue in the California State Auditor report 2013 601 dated September 2013 because, as stated in the report, the DB Program assets were projected to be depleted in 31 years (33 years based on the June 30, 2013 CalSTRS Valuation) assuming existing contribution rates continue, and other significant actuarial assumptions are realized.

In 2014, the Legislature enacted AB 1469 (Chapter 47, Statutes of 2014), a comprehensive funding solution intended to eliminate the current CalSTRS unfunded liability on the DB Program by 2046. The plan started modestly in fiscal year 2014-15 and is expected to phase in, providing the State, schools, and teachers sufficient time to prepare for future increases in contributions.

Teacher (member) contributions are to increase from 8 percent to a total of 10.25 percent of creditable compensation for members not subject to PEPRA and 9.205 percent for members subject to PEPRA, school (employer) contributions are to increase from 8.25 percent to a total of 19.1 percent of creditable compensation, and the State’s total contribution to the DB Program is to increase from approximately 3.5 percent on July 1, 2014 to 6.3 percent of payroll on July 1, 2016 and thereafter. In addition, the State plans to continue to pay 2.5 percent of payroll annually for a supplemental inflation protection program—for a total of 8.8 percent.

CalPERS

At June 30, 2014, CalPERS administered a total of 13 funds, including four defined benefit retirement plans: the Public Employees’ Retirement Fund (“PERF”), the Legislators’ Retirement Fund (“LRF”), the Judges’ Retirement Fund (“JRF”), and the Judges’ Retirement Fund II (“JRF II”). The PERF, LRF, JRF, and JRF II are defined benefit pension plans which provide benefits based on members’ years of service, age, final compensation, and benefit formula. In addition, benefits are provided for disability, death, and survivors of eligible members or beneficiaries.

Members and Employers. CalPERS is a multiple-employer defined benefit retirement plan. In addition to the State, employer participants at June 30, 2014 included more than 3,000 public agencies and school districts. CalPERS acts as the common investment and administrative agent for the member agencies. The State and schools (for “classified employees,” which generally consist of school employees other than teachers) are required by law to participate in CalPERS. Other public agencies can elect whether or not to participate in CalPERS or administer their own plans. Members of CalPERS generally become fully vested in their retirement benefits earned after five years of credited service. Separate accounts are maintained for each employer participating in CalPERS, and separate actuarial valuations are performed for each individual employer’s plan to determine the employer’s periodic contribution rate and other information for the individual plan, based on the benefit formula selected by the employer and the individual plan’s proportionate share of CalPERS assets.

Retirement Benefits. Generally, annual pension benefits depend on employment category, years of service credit, final compensation, and age of retirement. Annual pension benefits generally range from 2 percent of final compensation at age 55 for each year of service credit (applicable to Miscellaneous and State Industrial category members) to 3 percent of final compensation for each year of service for retirement at age 50 (for State Peace Officer/Firefighter category members). Pension benefits are subject to annual cost of living adjustments (generally ranging from 2-3 percent) and an additional adjustment intended to preserve the “purchasing power” of the pension benefit. Additional pension benefits also generally include disability and death benefit provisions. A detailed description of the pension benefits payable by PERF to State employees is set forth in CalPERS actuarial valuations.

Member Contributions. The pension benefits for State employees in CalPERS are funded by contributions from members, the State, and earnings from investments. Member and State contributions are a percentage of applicable member compensation and are determined annually on an actuarial basis. Member contribution rates are defined by law and vary by bargaining units within the same employee classification. The required contribution rates of active CalPERS members are based on a percentage of their salary ranging from 3 to 13 percent.

Actuarial Valuation; Determination of Required Contributions. The required State contributions to PERF are determined on an annual basis by the CalPERS Chief Actuary. The actuary uses demographic and other data (such as employee age, salary, and service credits) and various assumptions (such as estimated salary increases, interest rates, employee turnover, and mortality and disability rates) to determine the amount that the State must contribute in a given year to provide sufficient funds to PERF to pay benefits when due. The actuary then produces a report, called the “actuarial valuation,” in which the actuary reports on the assets, liabilities, and required contribution for the following fiscal year. State law requires the State to make the actuarially-required contribution to PERF each year.

A portion of the actuarial valuations performed by CalPERS actuaries are audited each year by an independent actuarial firm. The actuarial valuations specific to State employees are audited every three years. The most recent audit was for the June 30, 2012 actuarial valuation and was completed on February 24, 2014.

The market value of assets measures the value of the assets available in the pension plan to pay benefits and is used to determine the required employer contributions. At the April 16 and 17, 2013 meetings, the CalPERS Board approved a plan to replace the current 15-year asset- smoothing policy with a 5-year direct-rate smoothing process and replace the current 30-year rolling amortization of unfunded liabilities with a 30-year fixed amortization period.

The Chief Actuary stated that the approach provides a single measure of funded status and unfunded liabilities, less volatility in extreme years, a faster path to full funding, and more transparency to employers about future contribution rates. As of November 12, 2015, these changes were expected to accelerate the repayment of unfunded liabilities (including fiscal year 2008-09 investment losses) of the State plans in the near term. Under the CalPERS Board action, actual rates for the State will not be set using the new methods until fiscal year 2015-16, reflected in the June 30, 2014 valuation.

Actuarial Assumptions. The CalPERS Chief Actuary considers various factors in determining the assumptions to be used in preparing the actuarial report. Demographic assumptions are based on a study of the actual history of retirement, rates of termination/separation of employment, years of life expectancy after retirement, disability, and other factors. This experience study is generally done once every four years. The most recent experience study was completed in 2014 in connection with the preparation of actuarial recommendations by the CalPERS Chief Actuary.

On February 20, 2014, the CalPERS Board of Administration adopted new mortality and retirement assumptions as part of a regular review of demographic experience. Key assumption changes included longer post-retirement life expectancy, earlier retirement ages, and higher-than-expected wage growth for State Peace Officers/Firefighters and California Highway Patrol. The impact of the assumption changes are slated to be phased in over three years, with a twenty-year amortization, beginning in 2014-15.

The CalPERS Board is discussing various “de-risking” approaches to reduce the volatility of employer contribution rates by gradually lowering the discount rate and adjusting asset allocations over a long period of time. A formal proposal was expected to be presented to the CalPERS Board in October 2015. However, CalPERS has signaled it would not incorporate a new risk management approach into State contribution rates until 2017-18 at the earliest.

Funding Status. Funding progress is measured by a comparison of the State’s share of PERF assets to pay State employee benefits with plan liabilities.

On April 15, 2015 the CalPERS Board of Administration adopted State employer contribution rates for fiscal year 2015-16. The June 30, 2014 State Actuarial Valuation resulted in marginally lower than expected fiscal year 2015-16 State employer contribution rates and improved funded status due to strong investment performance, an increase in new employees subject to lower pension-reform benefits, and other demographic factors. The unfunded liability allocable to State employees (excluding judges and elected officials) was $43.3 billion as of June 30, 2014, a decrease of $6.7 billion from the June 30, 2013 valuation. The funded status increased to 72.1 percent as of June 30, 2014 as compared to 66.1 percent in the June 30, 2013 valuation.

State Contributions. State contributions are made from the General Fund, special funds, and non-governmental cost funds. The State has made the full amount of actuarially required contribution each year.

Prospective Funding Status; Future Contributions. The level of future required contributions from the State depends on a variety of factors, including future investment portfolio performance, actuarial assumptions, and additional potential changes in retirement benefits. There can be no assurances that the required annual contribution to CalPERS will not continue to significantly increase and that such increases will not materially adversely affect the financial condition of the State.

In accordance with State law, the actuarial valuation for the fiscal year ended June 30, 2013 included a sensitivity analysis of discount rates. The analysis shows that employer contribution rates are highly sensitive to changes in the discount rate and that employer contribution rates would be significantly reduced if a higher discount rate is used, and employer contribution rates would significantly increase if a lower discount rate is used. The actuarial report for the year ended June 30, 2013 contains information concerning the specific impact on employer contribution rates and unfunded liability resulting from these different discount rate assumptions

Other Retirement Plans. In addition to PERF, CalPERS also administers JRF, JRF II, LRF, and the 1959 Survivor Benefit program, which are defined benefit plans.

In the JRF actuarial reports for the year ended June 30, 2014, CalPERS reported that JRF had an unfunded actuarial liability of approximately $3.4 billion. For the same year, the JRF II and the LRF reported funding surpluses of $63 million and $19 million, respectively. In the 1959 Survivor Benefit program actuarial report for the year ended June 30, 2014, CalPERS reported that the program had an unfunded actuarial liability of approximately $25.5 million. The State’s fiscal year 2015-16 retirement contributions from the General Fund are estimated to be $189.1 million for JRF, $68.1 million for JRF II, $4.7 million for the 1959 Survivor Benefit Program, and $1.0 million for LRF.

CalSTRS

General. CalSTRS was established under the California Education Code in 1913 to provide benefits to California public school and community college teachers and to certain other employees of the State’s public school system (kindergarten through community college). CalSTRS is the administrator of multiple-employer, cost-sharing defined benefit plans, a tax- deferred defined contribution plan, a Medicare Premium Payment Program, and a Teachers’ Deferred Compensation Fund.

The largest CalSTRS fund, the State Teachers’ Retirement Plan (the “STRP”), is a multiple employer, cost-sharing, defined benefit plan comprised of four programs: the Defined Benefit Program (referred to in the State’s 2014 Financial Statements and in this appendix as the “DB Program”), the Defined Benefit Supplement Program, the Cash Balance Benefit Program, and the Replacement Benefit Program. Within the DB Program there is also a Supplemental Benefits Maintenance Account (the “SBMA”) which provides purchasing power protection for retired members.

The State is not an employer (with certain very limited exceptions) in any of CalSTRS programs but does contribute to the DB Program and the SBMA from its General Fund pursuant to statutes in the Education Code. The DB Program is funded through a combination of investment earnings and statutorily set contributions from three sources: the members of CalSTRS, the employers, and the State. Contribution rates for the members and employers to fund the DB Program are not adjusted to reflect or offset actual investment returns or other factors which affect the funded status of the DB Program. The same is true for the contribution rates for the State. For contributions from employers and the State, the CalSTRS Board was provided new limited rate setting authority under the provisions of AB 1469.

The SBMA is a separate account within the DB Program that is funded with a combination of investment earnings and statutorily set contributions from the State. The Purchasing Power Protection Program payments for retired members are made only to the extent funds are available in the SBMA and are not a vested benefit.

Members and Employers. As of June 30, 2014, the DB Program included 1,687 employers.

Retirement Benefits. Member benefits are determined by statute in the Education Code and are generally based on a member’s age, final compensation, and years of credited service. Members are 100 percent vested in retirement benefits after five years of credited service and are eligible for normal retirement at age 60 and for early retirement at age 55 or at age 50 with 30 years of credited service. The normal retirement benefit is 2 percent of final compensation (as defined in the Education Code) for each year of credited service (up to 2.4 percent of final compensation for members retiring after age 60), and members who retired on or after January 1, 2001 with 30 or more years of service by December 31, 2010 receive monthly bonus payments of up to $400 per month. Pension reform legislation signed in 2012 increased the retirement age for new CalSTRS members hired on or after January 1, 2013. New members who retire at age 62 will be eligible for a benefit equal to 2 percent of final compensation for each year of credited service (up to 2.4 percent of final compensation for members retiring after age 62).

Benefits are increased by 2 percent (a simple, not a compounded, cost-of-living increase) of the initial allowance, on each September 1 following the first anniversary of the effective date of the benefit.

Funding for the DB Program.

The DB Program is funded with a combination of investment income and contributions from members, employers, and the State. Although specific amounts vary from year to year, approximately 55 percent of DB

Program assets were derived from investment returns, according to CalSTRS. The contribution rates of the members, employers, and the State are determined by statute in the Education Code instead of actuarially determined amounts as is done for the CalPERS system. Over time, this has contributed to an underfunding of the DB Program which has been a concern in recent years.

On June 24, 2014, the Governor signed AB 1469, a comprehensive funding solution intended to eliminate the then-existing CalSTRS unfunded liability on the DB Program by 2046. The changes in contribution rates for members, employers and the State required by AB 1469 are described below. While the plan is intended to eliminate the unfunded liability of the DB Program by 2046, the State has indicated that there is no assurance that it will be eliminated by that date. Accordingly, there can be no assurances that the required amounts annually payable among the members, employers, and State will not significantly increase in the future.

Member Contributions. Members are required to make contributions to the DB Program in an amount equal to 8 percent of creditable compensation of the member. However, for services performed between January 1, 2000 and December 31, 2010, the member contribution to the DB Program was 6 percent because 2 percent was directed to the Defined Benefit Supplement Program (to which the State does not contribute).

Under AB 1469, member contributions are expected to increase over time on July 1, 2014, 2015 and 2016 to 10.25 percent for members not subject to PEPRA and to 9.205 percent for members subject to PEPRA.

Employer Contributions. Employers are required to make contributions to the DB Program in an amount equal to 8 percent of creditable compensation plus 0.25 percent to pay costs of the unused sick leave credit; provided that a portion of the employers’ contributions has in the past and may in the future be transferred to the Medicare Premium Program which has the effect of further reducing aggregate annual contributions to the DB Program.

Under AB 1469, employer contributions are expected to increase over time on each July 1 of 2014 through 2020 to 19.1 percent of creditable compensation in fiscal year 2020-21 through fiscal year 2045-46. Beginning in fiscal year 2021-22 through fiscal year 2045-46, AB 1469 is slated to authorize the CalSTRS Board to adjust the employer contribution up or down 1 percentage point each year, but no higher than 20.25 percent total and no lower than 8.25 percent, to eliminate the remaining unfunded obligation that existed on July 1, 2014.

State Contributions. The State’s General Fund contribution to the DB Program is 2.017 percent of creditable compensation from two fiscal years prior. For example, for fiscal year 2011-12, the State’s contribution was based on creditable compensation from fiscal year 2009-10. Before fiscal year 2014-15, the State also contributed an additional 0.524 percent of creditable compensation from two fiscal years prior when there is an unfunded obligation or a normal cost deficit exists for benefits in place as of July 1, 1990. Under the prior structure, the percentage was adjusted up to 0.25 percent per year to reflect the contributions required to fund the unfunded obligation or the normal cost deficit. However, the supplemental contribution could not exceed 1.505 percent of creditable compensation from two fiscal years prior.

Under AB 1469, the State plans to increase its supplemental contribution to the July 1, 1990 benefit obligation and is slated to be phased in over a three year period. Starting in fiscal year 2014-15, the supplemental contribution increased to 1.437 percent, in fiscal year 2015-16 it will increase to 2.874 percent, and in fiscal year 2016-17 through 2045-46 it will increase to 4.311 percent. Beginning fiscal year 2017-18 through fiscal year 2045-46, the CalSTRS Board is authorized to adjust the supplemental State contribution by 0.50 percent each year to eliminate the unfunded obligation for benefits in place as of July 1, 1990. If there is no unfunded obligation, the supplemental contribution shall be reduced to zero.

Actuarial Valuation. According to CalSTRS and as reflected in the 2014 CalSTRS Valuation, the biggest source of funding of the DB Program is investment returns, and in calculating the actuarial value of assets, contributions for the past year are added to the actuarial value of assets at the end of the prior year; benefits and expenses are subtracted; an assumed rate of return is added, and as described below, a portion of market value gains and losses are added or subtracted. The assumed investment rate of return on DB Program assets (net of investment and administrative expenses) and the assumed interest to be paid on refunds of member accounts are based in part on an inflation assumption of 3.0 percent.

Actual market returns are taken into account but to reduce rate volatility, actual market gains and losses are spread or “smoothed” over a three-year period. That is, one third of the difference between the expected actuarial value of assets and the fair market value of assets is taken into account to determine the actuarial value of assets. According to the 2014 CalSTRS Valuation, due to the asset smoothing method, approximately one-third of the approximately $16.4 billion investment gain was recognized in June 30, 2014. GASB Statements 67 and 68, beginning in fiscal year 2013-14 for pension plans and fiscal year 2014-15 for employers, will require State and local governments with pension liabilities to recognize the differences between expected and actual investment returns over a closed 5-year period instead of the 3-year period used by CalSTRS as of November 12, 2015. CalSTRS is expected to continue to use 3-year period for valuation purposes and the 5-year period for financial reporting purposes.

Funding Status. Funding progress is measured by a comparison of DB Program assets with DB Program liabilities.

According to CalSTRS, the market value of the entire DB Program investment portfolio (including the SBMA assets) was $178.3 billion, as of June 30, 2014, an increase from $156.7 billion (or 13.7 percent) on June 30, 2013.

Prospective Funding Status; Future Contributions. The CalSTRS Consulting Actuary concluded in the 2013 CalSTRS Valuation (prior to the enactment of AB 1469) that the unfunded actuarial obligation of the DB Program will not be amortized over any future period and that the DB Program is projected to have its assets depleted in about 33 years. On June 24, 2014, the Governor signed AB 1469, a comprehensive funding solution intended to eliminate the CalSTRS unfunded liability on the DB Program by 2046.

The plan also provides the CalSTRS board with limited authority to increase or decrease the school and State contributions based on changing conditions. The plan is intended to eliminate the unfunded liability of the DB Program by 2046. However, while AB 1469 provides for significant increases in the statutorily required contributions to CalSTRS from the State, employers and members, it does not provide that such statutory rates be adjusted to equal actuarially required amounts from time to time. Actuarially required amounts will vary from time to time based on a variety of factors, including actuarial assumptions, investment performance and member benefits. To the extent rates established pursuant to AB 1469 are less than actuarially required amounts from time to time, such circumstances could materially adversely affect the funded status of CalSTRS.

Funding for the SBMA. The SBMA is a separate account within the DB Program that is funded with a combination of investment income and contributions from the State. The contribution rate for the State’s funding of the SBMA is also determined by statute in the Education Code. The Purchasing Power Protection Program funded from the SBMA provides quarterly payments to retired and disabled members and beneficiaries to restore purchasing power to beneficiaries if the purchasing power of their initial retirement or disability allowances have fallen below a specified percentage. The Purchasing Power Protection Program payments are made only to the extent funds are available in the SBMA and are not a vested benefit.

State Contributions. The State’s General Fund contribution to the SBMA is 2.5 percent of creditable compensation of the fiscal year ending in the prior calendar year, less $70 million for the fiscal year ended June 30, 2010, $71 million for the fiscal year ended June 30, 2011 and $72 million thereafter.

THE BUDGET PROCESS

Constraints on the Budget Process

Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have reduced the State’s budgetary flexibility by making it more difficult for the State to raise taxes or restricting or earmarking the use of tax revenues.

Proposition 98, enacted in 1988, directs a minimum portion of General Fund revenues to support K-12 schools and community colleges. In 2002, the voters approved Proposition 49 which requires the State to expand funding for before and after school programs in the State’s public elementary, middle and junior high schools. Since fiscal year 2006-07, these after school programs have been funded at $550 million annually. These funds are part of the Proposition 98 minimum funding guarantee for K-14 education and expenditures can only be reduced in certain low revenue years.

In 1998, Proposition 10 raised taxes on tobacco products and mandated how the additional revenues would be expended. In 2004, the voters approved Proposition 63 which imposes a 1 percent tax surcharge on taxpayers with annual taxable income of more than $1 million for purposes of funding and expanding mental health services. Proposition 63 prohibits the Legislature or the Governor from redirecting these funds or from reducing General Fund support for mental health services below the levels provided in fiscal year 2003-04.

State Pension Funds and Retiree Health Care Costs

The two main State pension funds (CalPERS and CalSTRS) each face unfunded future liabilities in the tens of billions of dollars. General Fund contributions to CalPERS and CalSTRS are estimated to be approximately $2.9 billion and $1.9 billion, respectively, for fiscal year 2015-16. The combined contributions, which include contributions for California State University (“CSU”), represent about 4.2 percent of all General Fund expenditures in fiscal year 2015-16.

As of November 12, 2015, legislation with respect to both CalPERS and CalSTRS and changes in actuarial assumptions and funding methodologies are expected to result in significant annual increases in the amount the State is required to pay. The actual amount of any increases will depend on a variety of factors, including but not limited to, investment returns, actuarial assumptions, experience and retirement benefit adjustments.

The State also provides retiree health care and dental benefits to retired State employees and their spouses and dependents (when applicable) and almost exclusively utilizes a “pay-as-you-go” funding policy. These benefits are referred to as “Other Post-Employment Benefits” (“OPEB”). As reported in the State’s OPEB Actuarial Valuation Report, the State has an Actuarial Accrued Liability (“AAL”) relating to OPEB estimated at $71.81 billion as of June 30,2014, of which $71.77 billion is unfunded (as compared to $64.57 billion estimated as of June 30, 2013).

In 2015, the California Administration initiated a comprehensive strategy to eliminate the OPEB unfunded AAL over approximately 30 years with increased prefunding shared equally between State employers and employees. The California Administration is pursuing the prefunding strategy, as well as changes to retiree health benefits for new employees, through the collective bargaining process. Statutory language passed as part of the 2015-16 Budget contains the funding policy and framework designed to support the elimination of the unfunded AAL.

DEBTS AND LIABILITIES UNDER PROPOSITION 2

Voters approved Proposition 2 in November 2014, which revised the State’s method of funding the BSA, the State’s “rainy day fund.” Starting in fiscal year 2015-16, 1.5 percent of annual General Fund revenues, plus the excess of capital gains tax receipts above a certain level, not necessary to fund Proposition 98, will be applied equally to funding the BSA and paying down State debts and liabilities. Debts and liabilities eligible under Proposition 2 include certain budgetary borrowing accumulated over a number of years and specified payments over and above the base payments for State pensions and retiree health costs. The two main retirement systems managed by State entities, CalPERS and CalSTRS, each have substantial unfunded liabilities. The State also has a substantial unfunded liability relating to post-employment healthcare benefits for State employee retirees.

The 2015 Budget Act will repay loans from special funds ($1.502 billion), repay prior years of Proposition 98 underfunding (referred to as “settle up,” $256 million), and help pay down the unfunded liability associated with the University of California’s retirement system ($96 million). The primary strategy within the multi-year forecast period is to continue to pay down budgetary borrowing. The State Administration projects that all outstanding budgetary deferrals to the schools and community colleges, Economic Recovery Bonds, loans from special funds, underfunding of Proposition 98 (settle up payments), and borrowing from transportation funds under Proposition 42 (2002) are expected to be entirely repaid by the end of fiscal year 2018-19. Remaining outstanding budgetary borrowing after fiscal year 2018-19 is projected to include reimbursements of State mandated costs to schools and community colleges and accounting deferrals.

CASH MANAGEMENT

Traditional Cash Management Tools

General. The majority of the State’s General Fund receipts are received in the latter part of the fiscal year. Disbursements from the General Fund occur more evenly throughout the fiscal year. The State’s cash management program customarily addresses this timing difference by making use of internal borrowing (see “— Internal Borrowing”) and by issuing short-term notes in the capital markets (see “—External Borrowing”).

External Borrowing. External borrowing is typically done with revenue anticipation notes (“RANs”) that are payable not later than the last day of the fiscal year in which they are issued. RANs have been issued in all but one fiscal year since the mid-1980s and have always been paid at maturity. No RANs are planned in fiscal year 2015-16. The State also is authorized under certain circumstances to issue revenue anticipation warrants (“RAWs”) that are payable in the succeeding fiscal year. The State issued RAWs to bridge short-term cash management shortages in the early 1990’s and early 2000’s.

RANs and RAWs are both payable from any “Unapplied Money” in the General Fund of the State on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. “Priority Payments” consist of: (i) the setting apart of State revenues in support of the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the California State Constitution); (ii) payment of the principal of and interest on general obligation bonds and general obligation commercial paper notes of the State as and when due; (iii) a contingent obligation for General Fund payments to local governments for certain costs for realigned public safety programs if not provided from a share of State sales and use taxes, as provided in Article XIII, Section 36 of the Constitution, enacted by Proposition 30 of 2012; (iv) reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (v) payment of State employees’ wages and benefits, State payments to pension and other State employee benefit trust funds, State Medi-Cal claims, lease payments to support lease- revenue bonds, and any amounts determined by a court of competent jurisdiction to be required by federal law or the California State Constitution to be paid with State warrants that can be cashed immediately.

Internal Borrowing. The General Fund is currently authorized by law to borrow for cash management purposes from more than 700 of the State’s approximately 1,300 other funds in the State Treasury (“Special Funds”). Total borrowing from Special Funds must be approved quarterly by the Pooled Money Investment Board (“PMIB”). The State Controller submits an authorization request to the PMIB quarterly, based on forecasted available funds and borrowing needs. The Legislature may from time to time adopt legislation establishing additional authority to borrow from Special Funds. As of the 2015 Budget Act, the General Fund is projected to have up to approximately $27 billion of internal funds (excluding the BSA and the SFEU) available during fiscal year 2015-16.

One fund from which moneys may be borrowed to provide additional cash resources to the General Fund is the BSA, during fiscal years 2008-09 to 2013-14, there were no funds available in the BSA. The BSA has been funded at a projected $3.5 billion in fiscal year 2015-16. The State also may transfer funds into the General Fund from the State’s SFEU, which is not a Special Fund.

Cash Management in Fiscal Years 2014-15 and 2015-16

The State entered the 2014-15 fiscal year in the strongest cash position since the start of the recession in 2008. For the first time since fiscal year 2007-08, the State began a fiscal year without any internal borrowings, and a positive cash balance in the General Fund of $1.922 billion. As of November 12, 2015, the State expects to manage its cash flow needs for fiscal year 2014-15 entirely through the use of internal borrowing and an external RANs borrowing of $2.8 billion. This is the smallest RAN since fiscal year 2006-07.

The State’s cash position continues to be strong entering fiscal year 2015-16, as the General Fund ended the previous year with a positive cash balance of $2.529 billion. The State’s cash flow projections for fiscal year 2015-16 indicate that internal borrowings will be sufficient and available to meet the normal peaks and valleys of the State’s cash needs, while maintaining a cushion at all times of at least $2.5 billion. Accordingly, the State does not plan to use any external RANs borrowing in fiscal year 2015-16, only the second time this has occurred since the commencement of annual RANs borrowings in the early 1980s.

State fiscal officers constantly monitor the State’s cash position and if it appears that cash resources may become inadequate (including the maintenance of a projected cash reserve of at least $2.5 billion at any time), they will consider the use of other cash management techniques, including seeking additional legislation.

Other Cash Management Tools

The State has employed additional cash management measures during some fiscal years; all of the following techniques were used at one time or another during the last several fiscal years, but none of them is planned to be used in fiscal year 2015-16.

•	The State Controller has delayed certain types of disbursements from the General Fund.

•	Legislation was enacted increasing the State’s internal borrowing capability, and the State has increased the General Fund’s internal borrowings.

•	Legislation has been enacted deferring some of the State’s disbursements until later in the then-current fiscal year, when more cash receipts are expected.

•	The issuance of registered warrants (commonly referred to as “IOUs”) because of insufficient cash resources (last occurred in 2009).

From time to time, the Legislature changes by statute the due date for various payments, including those owed to public schools, universities and local governments, until a later date in the fiscal year in order to more closely align the State’s revenues with its expenditures. This technique has been used several times in the last few fiscal years. Some of these statutory deferrals were made permanent, and others were implemented only for one fiscal year.

In addition, State law gives the State Controller some flexibility as to how quickly the State must pay its bills. For instance, income tax refunds for personal income taxes are not legally due until 45 days after the return filing deadline, which is normally April 15. Accordingly, while the State has typically paid tax refunds as returns are filed, it can conserve cash by withholding refund payments until after the April 15 due date. Payments to vendors generally must be made within 45 days of receipt of an invoice. The State may delay payment until the end of this period, or it may even choose to make these payments later and pay interest. These delays are only used if the State Controller foresees a relatively short-term cash flow shortage.

LITIGATION

The State is a party to numerous legal proceedings. The following describes litigation matters that are pending with service of process on the State accomplished and have been identified by the State as having a potentially significant fiscal impact upon the State’s revenues or expenditures. The State makes no representation regarding the likely outcome of these litigation matters.

The following description was developed by the State with the participation of the Office of the Attorney General and other State entities. The Office of the Attorney General does not represent the State, its subdivisions, departments, agencies and other units in all matters, and accordingly there may be litigation matters of which the Office of the Attorney General is not aware. The State does not conduct a docket search of federal or State court litigation filings to identify pending litigation and no inquiry has been made into pending administrative proceedings. There may be litigation and administrative proceedings with potentially significant fiscal impacts that have not been described below.

Budget-Related Litigation

Actions Challenging Cap and Trade Program Auctions

In two consolidated matters, California Chamber of Commerce, et al. v. California Air Resources Board, (Sacramento County Superior Court, Case No. 34-2012-80001313) and Morning Star Packing Co., et al. v. California Air Resources Board (Sacramento County Superior Court, Case No. 34-2013-80001464), petitioners challenge the authority of the California Air Resources Board to conduct auctions under the State’s cap and trade program and allege that the auction revenues are an unconstitutional tax under the California State Constitution. The trial court ruled for the Board, finding that it had authority to conduct the auctions, and that the auction does not constitute an unconstitutional tax. As of November 12, 2015, Petitioners have appealed (Court of Appeal, Third Appellate District, Case Nos. C075930, C075954).

Actions Challenging School Financing

In Robles-Wong, et al. v. State of California (Alameda County Superior Court, Case No. RG-10-515768), plaintiffs challenge the State’s “education finance system” as unconstitutional. Plaintiffs, consisting of school children, school districts, the California Association of School Administrators, the California School Boards Association and California Teachers Association allege the State has not adequately fulfilled its constitutional obligation to support its public schools, and seek an order enjoining the State from continuing to operate and rely on the current financing system and to develop a new education system that meets constitutional standards as declared by the court. In a related matter, Campaign for Quality Education, et al. v. State of California (Alameda County Superior Court, Case No. RG-10-524770), plaintiffs also challenge the constitutionality of the State’s education finance system. The court issued a ruling that there was no constitutional right to a particular level of school funding. Plaintiffs in each matter appealed (Court of Appeal, First Appellate District, Case Nos. A134423, A134424). Plaintiffs in these matters allege they have suffered $17 billion in education funding cuts over two years. As of November 12, 2015, it was unknown what the fiscal impact of these matters might be upon the General Fund.

Plaintiff in California School Boards Association v. State of California (Alameda County Superior Court, Case No. RG-11-554698), challenges the use of block grant funding to pay for education mandates in the 2012

Budget Act and associated trailer bills. The amended complaint also contends that changes to the statutes that control how education mandates are directed and funded violate the requirements of the California State Constitution that the State pay local school districts for the costs of State mandated programs. After bifurcating the case, the trial court issued a ruling in favor of the State that addresses only certain of plaintiff’s claims. If the court declares that the State has failed to properly pay for mandated educational programs, the State will be limited in the manner in which it funds education going forward.

Actions Challenging Statutes Which Reformed California Redevelopment Law

In California Redevelopment Association, et al. v. Matosantos, et al. (California Supreme Court, Case No. S194861), the California Supreme Court upheld the validity of legislation (“ABx1 26”) dissolving all local Redevelopment Agencies (“RDAs”).

A second case challenging the constitutionality of the RDA dissolution, City of Cerritos, et al. v. State of California (Sacramento County Superior Court, Case No. 34-2011-80000952) raises the same theories advanced in Matosantos, and additional challenges based on claimed violations of the California State Constitution. The trial court denied the petitioners’ motion for a preliminary injunction seeking to block implementation of ABx1 26. Plaintiffs appealed and the Court of Appeal affirmed (Court of Appeal, Third Appellate District, Case No. C070484).

There are over 100 pending actions that challenge implementation of the statutory process for winding down the affairs of the RDAs, asserting a variety of claims including constitutional claims. Some of the pending cases challenge AB 1484, which requires successor agencies to the former RDAs to remit by July 2012 certain property tax revenues for fiscal year 2011-12 that the successor agency had received, or face a penalty. Some cases challenge other provisions in ABx1 26 or AB 1484 that require successor agencies to remit various funds of former RDAs. Other cases challenge the implementation of ABx1 26, contending that various obligations incurred by the RDAs are enforceable obligations entitled to payment from tax revenues under ABx1 26. For example, in Affordable Housing Coalition v. Sandoval (Sacramento County Superior Court, Case No. 34 2012-80001158), plaintiffs argue that all former RDAs had obligations to pay for affordable housing that should be funded going forward. The court denied a motion for class action status in this matter.

Tax Cases

Six actions have been filed contending that the Legislature’s modification of Revenue and Taxation Code Section 25128, which implemented the double-weighting of the sales factor in California’s apportionment of income formula for the taxation of multistate business entities, is invalid and/or unconstitutional. Kimberly-Clark Worldwide, Inc., et al. v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-495916); Gillette Company and Subsidiaries v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-495911); Procter & Gamble Manufacturing Company & Affiliates v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC 10 495912); Sigma-Aldrich, Inc. and Affiliates v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-496437); RB Holdings (USA), Inc. v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-496438); and Jones Apparel Group v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-499083), now consolidated in one matter, collectively referred to as Gillette Company v. Franchise Tax Board. Plaintiffs contend that the single- weighted sales factor specified in Section 25128 prior to amendment was contained within the Multistate Tax Compact (“Compact”) and therefore cannot be modified without repealing the legislation that enacted the Compact. An adverse ruling in these cases would affect multiple taxpayers and create potential exposure to refund claims in excess of $750 million. The trial court ruled for the State in each of these matters, but, on appeal, the trial court judgment was reversed (Court of Appeal, First Appellate District, Case No. A130803). The California Supreme Court granted the State’s petition for review (California Supreme Court Case No. S206587). Oral argument was heard on October 6, 2015.

A pending case challenges the fee imposed by the State tax code upon limited liability companies (“LLCs”) registered in California, alleging that it discriminates against interstate commerce and violates the U.S. and the State Constitutions, is an improper exercise of the State’s police powers, and has been misapplied by the Franchise Tax Board. Bakersfield Mall LLC v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-07-462728). Bakersfield Mall was filed as a purported class action on behalf of all LLCs operating solely in California. A second lawsuit that is virtually identical to Bakersfield Mall also seeks to proceed as a class action. CA-Centerside II, LLC v. Franchise Tax Board (Fresno County Superior Court, Case No. 10 CECG00434). The cases are coordinated for hearing in San Francisco as the Franchise Tax Board LLC Tax Refund Cases, Judicial Council Proceeding No. 4742. The coordination trial judge denied the plaintiffs’ joint motion for class certification and the plaintiffs appealed (Court of Appeal, First Appellate District, Case No. A140518). If this immediately appealable order is reversed and the cases proceed as class actions, the claimed refunds could be significant (in excess of $500 million).

Two pending cases challenge the State’s right to require interstate unitary businesses to report their income on a combined basis while allowing intrastate unitary businesses to report the income of each business entity on a separate basis. Harley Davidson, Inc. and Subsidiaries v. California Franchise Tax Board (San Diego County Superior Court, Case No. 37-2001-00100846-CU-MC-CTL, Court of Appeal, Fourth Appellate District, Case No. D064241) and Abercrombie & Fitch Co. & Subsidiaries v. California Franchise Tax Board (Fresno County Superior Court, Case No. 12 CE CG 03408) challenge the constitutionality of Revenue and Taxation Code Section 25101.15, allowing intrastate unitary businesses the option to report their income on a separate rather than combined basis. The trial court in Harley Davidson ruled for the State; the Court of Appeal reversed and remanded the matter to the trial court. The California Supreme Court denied plaintiffs petition for review of a separate issue (California Supreme Court, Case No. S227652). Motions for summary judgment are scheduled to be heard in May 2016, with trial set for August 2016. In the Abercrombie matter, a hearing on the parties’ cross motions for summary judgment or adjudication was scheduled for November 12, 2015. As of November 12, 2015, it was unknown what future fiscal impact a potential adverse ruling would actually have on corporation taxes (including potential rebates of previously collected taxes and reduced future tax revenue) because of the uncertainty regarding the number of businesses which currently pay the tax and how taxation on those companies would change as a result of an adverse ruling. However, the fiscal impact could be significant. The Harley Davidson case also raises the issue raised in the Gillette case regarding modification of the apportionment formula for multi-state businesses; resolution of this issue in Harley Davidson has been deferred to await the outcome of the issue in Gillette.

Environmental Matters

In Consolidated Suction Dredge Mining Cases (Karuk Tribe v. DFG) (coordinated for hearing in San Bernardino County Superior Court, Case No. JCPDS4720), environmental and mining interests challenge the State’s regulation of suction dredge gold mining. The Legislature placed a moratorium on all suction dredging until certain conditions are met by the Department of Fish and Wildlife. Plaintiffs, who have pled a class action but have yet to seek certification, claim that as many as 11,000 claims, at a value of $500,000 per claim, have been taken. As of November 12, 2015, a trial on some claims was scheduled for January 2016, while damage claims for alleged taking of property were stayed.

Escheated Property Claims

In Taylor v. Chiang (U.S. District Court, Eastern District, Case No. S-01-2407 WBS GGH), plaintiffs claim that the State’s unclaimed property program violates the United States Constitution and various federal and State laws. Although the case is styled as a class action, no class has been certified. The district court granted the State’s motion to dismiss plaintiffs’ claims. Plaintiffs appealed this ruling to the Ninth Circuit, and the Ninth Circuit upheld the dismissal of the claims. Plaintiffs filed a petition for certiorari in the United States Supreme Court (U.S. Supreme Court Docket No. 15-169).

Actions Seeking Damages for Alleged Violations of Privacy Rights

In Gail Marie Harrington-Wisely, et al. v. State of California, et al. (Los Angeles County Superior Court, Case No. BC 227373), plaintiffs seek damages, asserting that the use by the California Department of Corrections and Rehabilitation (“CDCR”) of a body-imaging machine to search visitors entering State prisons for contraband violated the rights of the visitors. This matter was certified as a class action. The trial court granted judgment in favor of the State, and plaintiffs’ appeal was dismissed (California Court of Appeal, Second Appellate District, Case No. B190431). The parties agreed to a stipulated judgment and dismissed the case subject to further review if CDCR decided to use similar technology in the future. Plaintiffs filed another appeal of the dismissal of the damage claims and the appellate court reversed in part, remanding some of plaintiffs’ claims for damages and for attorneys’ fees to the trial court (California Court of Appeal, Second Appellate District, Case No. B248565). If plaintiffs were successful in obtaining an award of damages based on the original claims, damages could have been as high as $3 billion, but given the appellate decision narrowing the claims that remain, the potential damages are likely to be far less.

Action Regarding Special Education

Plaintiffs in Morgan Hill Concerned Parents Assoc. v. California Department of Education (United States District Court, Eastern District of California, Case No. 2:11-cv-3471-KJM), challenge the oversight and operation by the California Department of Education (“CDE”) of the federal Individuals with Disabilities Education Act (“IDEA”). The complaint alleges that CDE, as the designated State Education Agency, has failed to monitor, investigate, and enforce the IDEA statewide. Under the IDEA, local school districts are the Local Educational Agencies responsible for delivering special education directly to eligible students. The complaint seeks injunctive and declaratory relief, and asks the court to retain jurisdiction to monitor the operation of the IDEA by the State.

Actions Regarding Medi-Cal Reimbursements and Fees

In The Rehabilitation Center of Beverly Hills, et al. v. Department of Health Services, et al. (Sacramento County Superior Court, Case No. 06CS01592), plaintiffs challenge a quality assurance fee (“QAF”) charged to skilled nursing facilities that was enacted in 2004, alleging violations of the federal and State constitutions and State law. Funds assessed under the QAF are made available, in part, to enhance federal financial participation in the Medi-Cal program. Plaintiffs seek a refund of fees paid. The QAF amounts collected from all providers is approximately $2.6 billion, and California has received additional federal financial participation based on its imposition and collection of the QAF. An adverse ruling could negatively affect the State’s receipt of federal funds. The trial court ruled for the State, finding that the QAF is constitutionally valid. Plaintiffs appealed (Court of Appeal, Third Appellate District, Case No. C070361).

In California Pharmacists Association, et al. v. Maxwell-Jolly, et al. (U.S. District Court, Central District, Case No. CV09-08200), Medi-Cal pharmacy providers filed a suit challenging reimbursement rates, including the use by DHCS of reduced published average wholesale price data to establish reimbursement rates. Plaintiffs seek injunctive relief based on alleged violations of federal law. The district court granted a request for preliminary injunction in part and denied it in part, with respect to the use of reduced published average wholesale price data to establish reimbursement rates. Both parties appealed to the Ninth Circuit Court of Appeals. The parties requested mediation. As of November 12, 2015, it was unknown what fiscal impact this case would have on the State’s General Fund.

Medicaid providers and beneficiaries filed four lawsuits against both the State and the federal government, seeking to enjoin a set of rate reductions (the AB 97 reductions) that were approved by the federal government effective June 1, 2011. Managed Pharmacy Care, et al. v. Sebelius (U.S. District Court, Central District, Case No. 2:11-cv-09211-CAS(MANx); California Medical Assoc., et al. v. Douglas (U.S. District Court, Central District, Case No. 2:11-cv-09688- CAS (MANx); California Medical Transportation Assoc. Inc. v. Douglas (U.S. District Court, Central District, Case No. 2:11-cv-09830-CAS (MANx); California Hospital Association,

et al. v. Douglas (U.S. District Court, Central District, Case No.CV-11-09078 CAS (MRWx). The Medicaid rates at issue in the four cases include pharmacy service and prescription drugs; services provided by skilled nursing facilities that are distinct part units within a hospital; non- emergency medical transportation services; physician services; dental services; durable medical equipment; and emergency ambulance services. The district court entered a series of preliminary injunctions to prevent the rate reductions from taking effect. Both the federal and State government (DHCS) appealed to the Ninth Circuit Court of Appeals, which reversed the district court, vacated the preliminary injunctions, and remanded the case. The United States Supreme Court denied plaintiffs’ petitions for certiorari. As of November 12, 2015, the parties were in settlement discussions.

Prison Healthcare Reform and Reduction of Prison Population

The adult prison health care delivery system includes medical health care and mental health care. There are two significant cases pending in federal district courts challenging the constitutionality of prison health care. Plata v. Brown (U.S. District Court, Northern District, Case No. C 01-1351 TEH) is a class action regarding the adequacy of medical health care; and Coleman v. Brown (U.S. District Court, Eastern District, Case No. CIV S-90-0520 KJM JFM P) is a class action regarding mental health care. A third case, Armstrong v. Brown (U.S. District Court, Northern District, Case No. C 94-02307 CW) is a class action on behalf of inmates with disabilities alleging violations of the Americans with Disabilities Act and Section 504 of the Rehabilitation Act. In Plata the district court appointed a Receiver, who took office in April 2006, to run and operate the medical health care portion of the health care delivery system. The Plata Receiver and the Special Master appointed by the Coleman court, joined by the court representative appointed by the Armstrong court, meet routinely to coordinate efforts in these cases. As of November 12, 2015, ongoing costs of remedial activities had been incorporated into the State’s budget process. However, it was unknown what future financial impact this litigation may have on the State’s General Fund. In March 2015, the court modified its order to update and clarify the process to transition responsibility for inmate medical care back to the State.

In Plata and Coleman, a three-judge panel issued orders requiring the State to meet a final population-reduction benchmark by February 28, 2016, and to implement a number of measures designed to reduce the prison population. In January, 2015, the State met this court-ordered population benchmark. The State has agreed not to pursue further court appeals.

High-Speed Rail Litigation

In Tos, et al. v. California High-Speed Rail Authority, et al. (Sacramento County Superior Court, Case No. 34-2011-00113919), petitioners claim that the Authority has not complied with the State high-speed rail bond act in approving plans for the high-speed rail system. The trial court ruled that the Authority’s plan for funding the high-speed rail project did not comply with certain requirements in the bond act, and ordered the Authority to rescind the plan. The Court of Appeal reversed the trial court ruling and the California Supreme Court (California Supreme Court Case No. S220926) denied petitions for review. As of November 12, 2015, a hearing on petitioners’ remaining claims in Tos was expected in 2016.

In Transportation Solutions Defense and Education Fund v. California Air Resources Board (Sacramento County Superior Court, Case No. 34-2014-80001974), a transit-advocacy group seeks to reverse a decision of the California Air Resources Board (“ARB”) to include the California high-speed rail project as a greenhouse gas reduction measure in the State’s AB 32 Scoping Plan Update. The petitioner seeks a declaration that appropriations by the Legislature to fund the high-speed rail project from the Greenhouse Gas Reduction Fund (“GGRF”) are invalid and an injunction or writ restraining ARB, the Authority and State Controller from expending funds from the GGRF for the construction of the high-speed rail project.

In the event of a final decision adverse to the State in Tos or Transportation Solutions that prevents use of bond proceeds or cap and trade funds, it is possible that the federal government may require the State to reimburse federal funds provided for the high-speed rail project if the State fails to provide other matching funds consistent with the federal grant agreement. The potential amount of any such reimbursement could not be determined as of November 12, 2015.

Actions Regarding State Mandates

Petitioners in Coast Community College District, et al. v. Commission on State Mandates (Sacramento County Superior Court, Case No. 34- 2014- 80001842) assert that costs for complying with certain laws and regulations prescribing standards for the formation and basic operation of California community colleges are State-mandated costs that must be reimbursed by the State. The trial court denied the petition. The petitioners appealed (Court of Appeal, Third Appellate District, Case No. C080349). The potential amount of reimbursement for such costs could not be determined as of November 12, 2015.

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ADDITIONAL CONSIDERATIONS

California municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from California State personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX D

ADDITIONAL INFORMATION CONCERNING

NEW YORK MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of New York (“New York” or the “State”). The sources of payment for New York municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information provided by the State in its Annual Information Statement (“AIS”), dated June 1, 2015 and as supplemented on August 25, 2015 and further supplemented on November 24, 2015. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such Annual Information Statement and are subject to risks and uncertainties that may cause actual results to differ materially. None of the funds has independently verified, and the funds are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any New York issuer and is provided without regard to any events that have occurred since the date of the most recent statement.

ECONOMY

New York is the fourth most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

The National Economy

While the momentum of growth in the national economy has been restrained, those sectors related to domestic demand, including the housing and auto sectors, have continued to perform well. Those sectors that are vulnerable to changes in global demand and the value of the U.S. dollar are not performing well. As a result, labor market growth has slowed, there is a large inventory overhang, real export growth remains weak, production related to energy and other commodities is falling, and financial market volatility has been heightened. Moreover, the central banks of both China and the euro-area are becoming increasingly accommodative, which risks a further strengthening of the dollar. The U.S. economy exhibited growth of only 1.5 percent for the third calendar-year quarter of 2015 and quarterly growth was expected to remain below 3 percent in subsequent quarters. On balance, as of November 24, 2015, the State Division of the Budget (“DOB”) projected real U.S. Gross Domestic Product (“GDP”) growth of 2.4 percent for the entire 2015 calendar year, followed by projected growth of 2.6 percent for 2016.

The National labor market growth has continued to decelerate since its strong finish to 2014. Monthly private sector job gains have fallen to an average of 184,000 for the first nine months of 2015 from the 254,000 monthly average observed for all of 2014. The DOB estimates 2.1 percent growth in 2015, followed by weaker job growth of 1.6 percent for 2016. As of November 24, 2015, the data indicated that households may finally be spending the $80 billion in estimated national savings from lower gasoline prices, but a weaker labor market and equity market volatility were expected to put downward pressure on household spending growth going forward. As a result, real growth in household consumption had been revised to 3.2 percent for 2015.

The housing market continues to improve. Housing starts exhibited monthly average growth of 1.9 percent over the first nine months of 2015, a substantial improvement from the 0.6 percent observed for the same period in 2014. However, virtually all of that strength was in the first six months of the year. Moreover, multi-family construction continued to outpace single-family starts, implying more tepid spillover effects to the rest of the economy than observed in prior housing cycles. The DOB projects real residential investment growth of 8.4 percent for 2015, followed by 6.5 percent growth in 2016.

The dollar has strengthened, which combined with weak global growth, is resulting in weaker real export growth. A trade-weighted index of the value of the dollar adjusted for relative differences in the rate of inflation across countries indicated a 10.8 percent increase over the first nine months of 2015 compared with the same period in 2014. As a result, real export growth was expected to deteriorate further. Actions taken by the European and Chinese central banks were expected to spur growth, but monetary policy impacts occur with a lag. Consequently, estimated real U.S. export growth has been revised down to 1.5 percent for 2015, followed by continued weak growth of 3.3 percent for 2016.

Weak global demand and the strong dollar continue to have a negative impact on the business sector, with the commodities producing sector, particularly energy, collapsing under the weight of falling global prices. These developments continue to dampen overall business investment. Although data revisions make the 2015 look slightly stronger, the outlook is still negative. Nondefense capital goods shipments, excluding the volatile aircraft and parts component, was virtually flat for the first nine months of 2015 based on preliminary data for September 2015, even before adjusting for inflation; the U.S. oil rig count was down 59 percent in September 2015 compared with September 2014. Estimated real growth in non-residential fixed investment was 3.8 percent for 2015, followed by 5.4 percent growth projected for 2016.

With a more subdued outlook for global growth, a stronger dollar, and lower commodity prices still working their way through the economy, inflation was expected to remain well in check over the medium term, allowing the Federal Reserve more flexibility in moving off its historically low short-term Federal funds rate. The DOB estimated consumer price inflation of 0.2 percent for 2015. Correspondingly, the DOB expects that the Federal Reserve was likely to wait until the first quarter of 2016 to increase interest rates unless the labor market suddenly improves.

Although the DOB’s economic outlook reflected solid improvement in domestic demand, decelerating demand from abroad remains a significant drag on the national economy overall. Efforts to reignite both the Chinese and euro-area economies have proven more of a challenge than anticipated, a problem that continues to reverberate throughout the developing world. Middle East turmoil, the resulting refugee problem and increased terrorist threats add yet another layer of uncertainty to the success of central bank efforts. Weaker than expected global growth will likely result in slower export and corporate profits growth than reflected in this forecast.

In contrast, stronger global or equity price growth could result in stronger outcomes than projected. Finally, the response of both domestic and global financial markets to the inevitable unwinding of the Federal Reserve’s unprecedentedly accommodative policies remained a risk, particularly given the lack of recent experience upon which to draw.

The New York State Economy

As of November 24, 2015, the State’s private sector labor market continues to generate strong momentum despite a softening national and global backdrop. The most recent detailed data indicated even more robust growth than expected in construction and real estate services; transportation and warehousing; wholesale trade; and professional and business services. The DOB’s outlook for private sector job growth for 2016 is 1.6 percent, following growth of 1.9 percent for 2015. Total employment growth for 2015 and 2016 were projected at 1.6 percent and 1.3 percent, respectively.

Stronger than expected job growth has also resulted in a small upward revision to estimated non-bonus wage growth to 4.5 percent for fiscal year 2016. However, weak third-quarter finance sector revenues were likely to weigh heavily on bonus payouts for the 2015-16 bonus season. As a result, estimated finance and insurance sector bonus growth for fiscal year 2016 has been revised down to 3.3 percent. On balance, overall wage growth for fiscal year 2016 remained unchanged from the first quarterly update forecast of 4.4 percent. In addition, financial market volatility and a large decline in the estimated value of initial public offerings (“IPOs”) for 2015, were expected to result in a small decline in capital gains realizations for the 2015 tax year, following robust growth above 30 percent for 2014.

As of November 24, 2015, the State’s private-sector labor market has continued to outperform expectations, but there are significant risks to the forecast. All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation’s financial capital, both the volume of financial market activity and the volatility in equity markets pose a particularly large degree of uncertainty for New York. Under the ongoing implementation of Dodd-Frank, as well as other pressures, the pattern of Wall Street bonus payouts continues to evolve, with payments more widely dispersed throughout the year. Taxable payouts can represented both current-year awards and deferred payments from prior years, with the deferral ratio itself proving to be unstable. As a result, the uncertainty surrounding bonus projections continues to mount. Recent events also have demonstrated how sensitive financial markets can be to shifting expectations surrounding both Federal Reserve policy and global growth. Financial market gyrations are likely to have a larger impact on the State economy than on the nation as a whole. Should financial and real estate markets be either weaker or stronger than the State expects, both bonuses and taxable capital gains realizations could be correspondingly affected.

Update on Storm Recovery

In recent years, New York State has sustained damage from three powerful storms that crippled entire regions. In August 2011, Hurricane Irene disrupted power and caused extensive flooding to various New York State counties. In September 2011, Tropical Storm Lee caused flooding in additional New York State counties and, in some cases, exacerbated the damage caused by Hurricane Irene two weeks earlier. On October 29, 2012, Superstorm Sandy struck the East Coast, causing widespread infrastructure damage and economic losses to the greater New York region. The frequency and intensity of these storms present economic and financial risks to the State. Reimbursement claims for costs of the immediate response are being processed, and both recovery and future mitigation efforts have begun, largely supported by Federal funds. In January 2013, the Federal government approved approximately $60 billion in Federal disaster aid for general recovery, rebuilding and mitigation activity nationwide. It is anticipated that New York State, the Metropolitan Transportation Authority (“MTA”), and New York State localities may receive approximately one-half of this amount over the coming years for response, recovery, and mitigation costs. There can be no assurance that all anticipated Federal disaster aid will be provided to the State and its affected entities, or that such Federal disaster aid will be provided on the expected schedule.

OVERVIEW OF THE UPDATED FINANCIAL PLAN

The DOB expects the State to end fiscal year 2016 with a General Fund cash-basis operating surplus of $350 million, and $2.1 billion in unbudgeted resources from monetary settlements, which are slated to be carried forward to fiscal year 2017. State Operating Funds spending is estimated at $94.3 billion in fiscal year 2016, virtually unchanged from the fiscal year 2016 Enacted Budget Financial Plan estimate reflected in the AIS. Growth in State Operating Funds spending is estimated at 2 percent, consistent with the State’s spending benchmark. The State’s “rainy day” reserves and debt management reserve were expected to remain at the levels estimated in the fiscal year 2016 Enacted Budget Financial Plan reflected in the AIS. The DOB’s economic forecast is largely unchanged from the fiscal year 2016 Enacted Budget Financial Plan.

In the regular legislative session that ended in June 2015, the Governor and the Legislature approved several measures that increase State spending, the most significant of which provided for an increase in aid for non-public schools ($125 million annually in both fiscal year 2016 and fiscal year 2017, and anticipates $20 million annually thereafter). Additional funding was also approved for campus sexual assault prevention; to support increased disclosure of State exam questions and answers by the State Education Department; and for the City of Rochester, which funding may include support for the City of Rochester anti-poverty initiative. In 2015, the DOB expects these new costs to be offset fully by lower spending across a range of programs, based on its review of operating results as of November 24, 2015, prior-year results, and updated program information.

In addition, a new property tax relief credit was enacted during the legislative session. The new credit, which provides a personal income tax benefit for homeowners with incomes of $275,000 or below, is projected to reduce General Fund receipts by $414 million in fiscal year 2017, $453 million in fiscal year 2018, $957 million in fiscal year 2019, and $1.3 billion in fiscal year 2020. The tax credit expires on December 31, 2019. In addition, legislation was approved to extend, for four years, a personal income tax credit for New York City homeowners and renters with incomes of $200,000 or less. The extension of the credit is projected to reduce the State’s General Fund receipts by $95 million in fiscal year 2018 and $100 million in fiscal year 2019.

Aside from the legislative session changes, the Financial Plan has been updated for other developments, including a labor contract and recent monetary settlements. In June 2015, the State reached an agreement on a seven-year labor contract, covering fiscal year 2012 through fiscal year 2018, with the Police Benevolent Association of the New York State Troopers, Inc. (“NYSPBA”), Commissioned and Non-Commissioned Officers (“CO/NCO”) Bargaining Unit and Troopers Bargaining Unit. The State has indicated that a portion of the costs of the new contract will be covered by amounts set aside in the General Fund for labor agreements.

In May 2015, Barclays paid a $485 million civil monetary penalty in accordance with a May 2015 consent order between Barclays and the New York State Department of Financial Services (“DFS”) in connection with Barclays’ (i) attempted manipulation of benchmark foreign currency rates and (ii) other manipulative conduct in violation of New York State Banking Law and regulations. The State has also reached monetary settlements with three other banks and a bank consultancy. The State has received a payment for a $385 million civil monetary penalty by Credit Agricole for its processing of more than $32 billion in U.S. dollar payments, most of which were on behalf of certain sanctioned parties, and a $15 million monetary settlement from Promontory Financial Group, LLC (“Promontory”) pertaining to Promontory’s performance of regulatory compliance work for Standard Chartered Bank wherein Promontory failed to meet DFS’s requirements for consultants performing such regulatory compliance work. As a result of other recent settlements reached by the State, the State received $200 million from Deutsche Bank for its use of non-transparent methods and practices to conduct 27,200 U.S. dollar clearing transactions on behalf of certain parties subject to U.S. economic sanctions, and received payment of a $50 million civil monetary penalty from the Goldman Sachs Group, Inc. and Goldman Sachs and Co. (“Goldman”) pertaining to Goldman’s failure to implement and maintain adequate policies and procedures relating to post-employment restrictions of former government employees. The State indicated that these funds would be set aside, along with other settlements that were not programmed in the fiscal year 2016 budget, as an undesignated reserve. The Updated Financial Plan did not reflect the November 2015 consent order between DFS and Barclays, pursuant to which, Barclays had agreed to pay a $150 million civil monetary penalty to the State. The DOB expects that a formal plan for the use of these non-recurring revenues, consistent with adherence to the 2 percent spending benchmark, will be proposed no later than the submission to the Legislature of the fiscal year 2017 Executive Budget. The Updated Financial Plan also did not reflect the State’s receipt in November 2015 of $74 million, which was pursuant to an asset forfeiture negotiated by the New York County District Attorney’s office as part of the October 2015 settlement with Credit Agricole.

Excluding monetary settlement payments, General Fund receipts in fiscal year 2016 have been adjusted upward based on results through September 2015. Tax receipt estimates have been increased, to reflect higher estimated personal income, estate, and real estate transfer tax collections, partly offset by lower estimated user taxes and fees. Miscellaneous receipts have been reduced across several categories based on updated assumptions and collections to date. General Fund disbursements in fiscal year 2016 have been increased, mainly due to higher General Fund transfers to support spending on capital projects due to timing of reimbursements from bond proceeds. Spending has also been increased modestly to reflect revisions to lottery and gaming resources used to fund school aid and the final fiscal year 2016 pension bill received in October 2015. These increases are partly offset by downward spending revisions for debt service costs based on results as of November 24, 2015 and lower fringe benefit costs associated with the recently ratified collective bargaining settlements with NYSPBA. In addition, the Updated Financial Plan includes downward spending revisions in fiscal year 2017 and beyond for pensions based on 2017 estimates issued by the OSC, debt service cost revisions, and updated data for cost-of-living adjustments. The Financial Plan projections for fiscal year 2017 and thereafter have been revised since the release of the AIS and are based on an assumption that the Governor will continue to propose, and the Legislature will continue to enact, balanced budgets in future years that limit annual growth in State Operating Funds spending to no greater than 2 percent. Specifically, the General Fund surpluses identified in fiscal year 2017, fiscal year 2018, and fiscal year 2019 are calculated based on this assumption. The DOB expects that specific proposals to limit spending growth to 2 percent will be included in the Governor’s annual Executive Budgets. Many proposals were expected to require the approval of the Legislature.

Operating results through September 30, 2015 were favorable in comparison to the fiscal year 2016 Enacted Budget Financial Plan presented in the AIS. General Fund receipts, including transfers from other funds, totaled $37.7 billion through September 2015, $1.9 billion above fiscal year 2016 Enacted Budget Financial Plan estimates. The higher receipts included higher than anticipated tax receipts ($1.4 billion) and an unanticipated monetary settlement from Barclays ($485 million).

The $1.4 billion in higher General Fund tax collections included higher personal income tax receipts ($787 million), due to stronger than anticipated estimated payments for tax year 2015 and lower than estimated refunds for tax year 2014; higher receipts from other taxes ($400 million), as the State received six atypically large estate tax payments, and New York City real estate transfer tax payments from luxury condominiums continued to exceed estimates; and higher business tax collections ($279 million) from higher than estimated corporate franchise tax receipts. These higher tax receipts were offset by slightly lower than estimated user tax collections ($47 million).

General Fund disbursements, including transfers to other funds, totaled $34.3 billion through September 2015. This was $611 million higher than fiscal year 2016 Enacted Budget Financial Plan projections, due mainly to the acceleration of $865 million in payments (mainly for school aid) originally projected for October 2015 but which were paid in September 2015 to accommodate changes to the Statewide Financial System (“SFS”) that took place in October 2015.

Local assistance spending exceeded fiscal year 2016 Enacted Budget Financial Plan projections by $462 million, which was primarily attributable to $865 million in school aid payments and other smaller local aid payments that were accelerated into September 2015. This higher spending was offset mainly by lower than anticipated spending for education-related programs ($375 million). Agency operational spending was higher than anticipated across a number of agencies, mainly in the areas of personnel and overtime costs, including the payment of retroactive salary increases pursuant to collective bargaining agreements, as well as timing-related variances in offsets of fringe benefit costs and other fixed costs. Transfers to other funds to support the State-share of Medicaid payments to mental health facilities and State University of New York (“SUNY”) hospitals, capital projects, and various other programs were lower than anticipated due to routine timing variances.

APRIL – SEPTEMBER OPERATING RESULTS

General Fund Results

The State ended September 2015 with a General Fund closing balance of $10.7 billion, $1.3 billion higher than initially estimated in the fiscal year 2016 Enacted Budget Financial Plan. The increase reflected the combined impact of earlier than expected tax receipts ($1.4 billion); higher than planned spending ($611 million)

mainly due to the acceleration of $865 million in payments originally projected for October 2015 but payment for which was accelerated to September 2015 to avoid potential complications from the SFS enhancement that was executed in October; and the receipt of an unanticipated monetary settlement ($485 million) from Barclays. Through September 2015, General Fund receipts, including transfers from other funds, were $1.9 billion higher than the initial plan due to higher taxes ($1.4 billion) and miscellaneous receipts ($538 million).

The variance in tax collections through September 2015 included higher personal income tax receipts ($787 million) due to stronger than anticipated estimated payments for tax year 2015 and lower than estimated refunds for tax year 2014; higher receipts from other taxes ($400 million), as the State received six atypically large estate tax payments and New York City real estate transfer tax payments from luxury condominiums continued to exceed estimates; and higher business tax collections ($279 million) from higher than estimated corporate franchise tax receipts. These higher tax receipts are offset by slightly lower than estimated user tax collections ($47 million).

Miscellaneous receipts were higher than initial projections, largely due to an unanticipated monetary settlement of $485 million from Barclays for its violation of banking laws.

Through September 2015, General Fund disbursements, including transfers to other funds, were $611 million higher than initial projections due mainly to the acceleration of $865 million in payments (mostly for school aid) originally projected for October 2015 but which were paid in September 2015 to avoid potential complications from the SFS enhancement that was executed in October 2015.

Local assistance spending was $462 million higher than initially planned, comprised of $865 million in accelerated payments for school aid and other local aid payments, partly offset by $403 million in lower than planned spending in other areas. The largest underspending occurred in education-related programs ($375 million), and was due to the timing of local assistance payments.

Agency operational spending was $313 million higher than anticipated and occurred mainly in personal service across a number of agencies, including the State Police ($53 million) and DOCCS ($20 million), due to the timing of payments under new collective bargaining agreements and overtime costs. In addition, GSCs spending was higher than anticipated due to lower escrow receipts ($92 million) from other funds (particularly from the mental hygiene agencies), which offset General Fund spending; the payment of higher than anticipated school property taxes on State lands ($52 million), which the State pays in support of local governments; and higher litigation costs ($28 million), specifically Court of Claims settlements.

Lower General Fund transfers relate to timing, as State-share Medicaid transfers to mental health facilities ($34 million), transfers to fund capital projects ($45 million), and State-share Medicaid payment to SUNY hospitals ($46 million) were lower than anticipated.

Agency operational spending was lower in non-personal service ($60 million) across a number of agencies, including in the Office of Information Technology Services where costs had been offset by non-General Fund accounts at a higher rate than initially estimated. In addition, General State Charges (“GSCs”) spending was lower than anticipated ($80 million) due to higher escrow receipts from other funds, which offset General Fund spending and interest savings generated by the early payment of the Judiciary’s entire pension bill in May 2015.

Lower General Fund transfers relate to timing, as State-share Medicaid transfers to mental health facilities ($157 million) and State-share Medicaid payments to SUNY hospitals ($105 million) have been processed later than anticipated; which were partly offset by higher transfers to fund capital projects ($84 million).

General Fund Cash-Basis Financial Plan

Receipts

As of November 24, 2015, General Fund receipts, including transfers from other funds, were expected to total $69.6 billion in fiscal year 2016, an annual increase of $1.7 billion (2.5 percent). Tax collections, including transfers of tax receipts to the General Fund after payment of debt service, were expected to total $63 billion in fiscal year 2016, an increase of $4.3 billion (7.4 percent).

As of November 24, 2015, General Fund personal income tax receipts, including transfers after payment of debt service on State PIT Revenue Bonds, were expected to increase by $4.4 billion (11.5 percent) from fiscal year 2015. This primarily reflects increases in withholding payments attributable to the 2015 tax year and extension payments attributable to the 2014 tax year.

As of November 24, 2015, General Fund user tax receipts, including transfers after payment of debt service on Local Government Assistance Corporation (“LGAC”) and Sales Tax Revenue Bonds, were estimated to total $12.2 billion in fiscal year 2016, a decrease of $18 million (0.01 percent) from fiscal year 2015, reflecting projected declines in cigarette consumption and a large non-recurring sales tax refund.

As of November 24, 2015, General Fund business tax receipts were estimated at $5.9 billion in fiscal year 2016, a decrease of $388 million (-6.2 percent) from fiscal year 2015 results. The annual estimate reflected a decline in corporate franchise tax receipts, from fiscal year 2015 to fiscal year 2016, resulting from the first year of corporate tax reform, partly offset by growth in the corporation and utilities and insurance taxes.

As of November 24, 2015, other tax receipts in the General Fund were expected to total $2.3 billion in fiscal year 2016, an increase of $360 million (18.3 percent) from fiscal year 2015. The estimate primarily reflects an increase in estimated estate tax receipts and the continuation of increased real estate transfer tax receipts resulting mainly from luxury condominium sales in New York City.

As of November 24, 2015, General Fund miscellaneous receipts were estimated at $5.4 billion in fiscal year 2016, a decrease of $3.0 billion from fiscal year 2015. The decrease reflected primarily the large amount of monetary settlements received in fiscal year 2015, and the scheduled decline in the multi-year release of State Insurance Fund (“SIF”) reserves as a result of Workers’ Compensation law changes. The amount of SIF reserves released was expected to decline from $1 billion in fiscal year 2015 to $250 million in fiscal year 2016, consistent with the terms of the enacted legislation.

As of November 24, 2015, non-tax transfers to the General Fund were expected to total $1.3 billion, an increase of $398 million. As with miscellaneous receipts, the annual change in non-tax transfers is affected, in part, by the monetary settlements. The annual change is largely attributable to $293 million of the BNP Paribas monetary settlement, which was deposited temporarily in a State Special Revenue Fund in the first quarter of fiscal year 2016, and later transferred to the General Fund.

General Fund receipts are affected by various factors, including the deposit of dedicated taxes in other funds for debt service and other purposes; and the transfer of balances between funds of the State. For a more comprehensive discussion of the State’s projections for tax receipts, miscellaneous receipts, and transfers, presented on a State Funds and All Funds basis, see “State Financial Plan Projections—Fiscal Years 2016 Through 2019” herein.

Disbursements

As of November 24, 2015, General Fund disbursements, including transfers to other funds, were expected to total $72.3 billion in fiscal year 2016, an increase of $9.5 billion (15.1 percent) from fiscal year 2015 spending levels. The increase included one-time extraordinary transfers of $4.55 billion in monetary settlement receipts from the General Fund to the Dedicated Infrastructure Investment Fund (“DIIF”), and $850 million in monetary settlement funds to finance the initial fiscal year 2016 cost of a multi-year settlement agreement for the resolution of the Federal Office for People with Developmental Disabilities (“OPWDD”) Disallowance.

As of November 24, 2015, local assistance grants were expected to total $44.4 billion, an annual increase of $2.9 billion (6.9 percent), including $1.7 billion for School Aid and roughly $550 million for Medicaid. Other local assistance increases included, among other things, payments for a range of social services, public health, and general purpose aid programs, as well as accounting reclassifications that have the effect of moving spending between financial plan categories, mainly for Medicaid payments to State-operated facilities.

As of November 24, 2015, State operations disbursements in the General Fund were expected to total $8.3 billion in fiscal year 2016, an annual increase of $662 million (8.6 percent). An additional (27th) payroll by agencies that provide institutional services that occurs in fiscal year 2016 added $79 million in one-time costs. Other spending increases included $145 million for the Department of Health (“DOH”) to operate the New York State of Health (“NYSOH”) Exchange, continue the transition of administrative functions from local service districts to the State, and operate the new Basic Health Plan (“BHP”, or “The Essential Plan”); and $45 million for the operations of the Judiciary. In addition, Information Technology (“IT”) services that have been consolidated in the General Fund from other agencies resulted in increased General Fund spending ($86 million).

As of November 24, 2015, GSCs were expected to total $5.2 billion in fiscal year 2016, an annual increase of $169 million (3.4 percent) from fiscal year 2015. Health insurance costs are projected to increase $143 million or 4.3 percent. The State’s annual pension payment was expected to increase by $98 million, mainly due to a 1 percent increase in the graded rate contribution. In fiscal year 2016, costs in excess of 14.5 percent of payroll for the Employees’ Retirement System (“ERS”) and 22.5 percent for the Police and Fire Retirement System (“PFRS”) were expected to be amortized as permissible by law.

As of November 24, 2015, General Fund transfers to other funds were expected to total $14.4 billion in fiscal year 2016, an increase of $5.8 billion from fiscal year 2015. The increase from fiscal year 2015 to fiscal year 2016 was mainly attributable to the Capital Projects transfer in support of the DIIF ($4.6 billion). In addition, $850 million in monetary settlement funds previously reserved for Financial Plan risk has been used to pay the fiscal year 2016 cost for resolution of the Federal OPWDD Disallowance. These increases were partly offset by the substantial prepayment in fiscal year 2015 of debt service due in fiscal year 2016.

General Fund disbursements are affected by the level of financing sources available in other funds, transfers of balances between funds of the State, and other factors that may change from year to year. For a more comprehensive discussion of the State’s disbursements projections by major activity, presented on a State Operating Funds basis, see “Financial Plan Projections—Fiscal Years 2016 through 2019” herein.

Closing Balance for Fiscal Year 2016

As of November 24, 2015, the DOB projected that the State would end fiscal year 2016 with a General Fund cash balance of $4.6 billion, a decrease of $2.7 billion from the fiscal year 2015 closing balance. The decline reflects the planned use of monetary settlement funds ($2.5 billion), the use of resources from fiscal year 2015 ($190 million), and the use of the collective bargaining reserve to fund the recent labor agreements ($35 million).

As of November 24, 2015, balances in the State’s principal “rainy day” reserves, which include the Tax Stabilization Reserve Fund and the Rainy Day Reserve Fund, were expected to remain unchanged in fiscal year 2016.

As of November 24, 2015, the Updated Financial Plan maintained a reserve of $500 million for debt management purposes in fiscal year 2016, unchanged from the level held at the end of fiscal year 2015. The DOB will make a decision on the use of these funds based on market conditions, Financial Plan needs, and other factors.

Cash Flow

The DOB expects the State to have sufficient liquidity to make all planned payments as they become due through fiscal year 2016. The State continues to reserve money on a quarterly basis for debt service payments that are financed with General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including PIT revenue bonds and Sales Tax bonds, continues to be set aside as required by law and bond covenants.

State Operating Funds Results

The State ended September 2015 with a closing balance of $13.9 billion in State Operating Funds, $875 million above the fiscal year 2016 Enacted Budget Financial Plan projection. This higher closing balance is comprised of higher receipts ($2.1 billion), offset by higher spending ($1.1 billion) mainly due to accelerated payments, and lower financing from other sources ($111 million).

Through September 2015, total receipts in State Operating Funds were $2.1 billion higher than the fiscal year 2016 Enacted Budget Financial Plan projections. This variance is consistent with the General Fund results.

State Operating Funds spending was $1.1 billion higher than initial projections due to higher spending in local assistance ($851 million) mainly due to accelerated payments, and higher spending in agency operations ($282 million). In addition to the General Fund variances, $142 million in School Aid payments financed by dedicated revenues outside the General Fund that were scheduled to be made in October 2015 were made in September 2015).

All Governmental Funds Results

The State ended September 2015 with an All Governmental Funds closing balance of $12.3 billion, $306 million above the fiscal year 2016 Enacted Budget Financial Plan projections. The higher than initially estimated closing balance reflected higher receipts ($1.7 billion) offset by higher spending ($1.3 billion) mainly due to $1 billion in payments that were accelerated from October 2015 to September 2015 to avoid potential complications from the October 2015 SFS enhancement.

Through September 2015, total All Funds receipts were $1.7 billion higher than initial projections based on the net impact of higher tax receipts ($1.5 billion); higher miscellaneous receipts ($249 million); and lower Federal grants ($88 million).

The tax and miscellaneous receipts variance is consistent with the General Fund results. The lower Federal grants reflects variances across several agencies, including lower reimbursement for Homeland Security ($557 million) and SUNY ($250 million), offset by higher reimbursement for public assistance and related purposes ($411 million) and Capital transportation projects ($328 million).

Through September 2015, All Funds spending was $1.3 billion above fiscal year 2016 Enacted Budget Financial Plan initial projections. In addition to the State Operating Funds variance, Federal Operating Funds spending was $294 million higher than initially planned, which reflects higher spending in Medicaid ($394 million), public assistance and related purposes ($326 million), and public health ($170 million); partially offset by lower spending in Homeland Security ($378 million) and education ($241 million).

All Governmental Funds Annual Change

The State closed September 2015 with an All Governmental Funds balance of $12.3 billion, $3.1 billion higher than the September 2014 balance. This higher balance was attributable to a combination of a higher opening balance ($5.3 billion), growth in receipts ($3.1 billion) and increased other financing sources ($47 million), partly offset by higher spending ($5.4 billion).

The $3.1 billion annual increase in All Funds tax receipts through September 2015 reflected higher receipts in personal income tax collections ($3.4 billion) due to an increase in estimated payments attributable to the 2014 and 2015 tax years and lower than expected refunds; user taxes ($274 million) primarily from an increase in taxable purchases subject to the sales and use tax; and other taxes ($466 million) based on the timing of large estate tax payments and New York City real estate transfer tax payments that surpassed quarterly expectations. Business tax receipts have declined ($98 million) due to lower audits that are partially offset with higher gross receipts and lower refunds.

Miscellaneous receipts were $1.8 billion below the prior year due mainly to large fines, penalties, and forfeitures (including one-time monetary settlements paid to the State) received in fiscal year 2015 ($916 million); one-time use of monetary settlements to resolve the Federal OPWDD Disallowance of prior year revenue ($850 million); and a decline in SIF assessment reserves transferred to the State consistent with the terms of fiscal year 2014 enacted legislation ($750 million). These decreases are offset by higher bond proceed receipts to finance Capital Projects ($196 million), and increased revenue in the State Lottery ($117 million), HCRA ($134 million), and Tribal State Compact ($77 million) accounts. The growth in Federal grants is mainly attributable to revenue from the newly authorized BHP program.

Through September 2015, All Funds spending increased by $5.4 billion over the prior year, comprised of a $3.0 billion increase in State Operating Funds, a $1.6 billion increase in Federal Operating Funds, and an $848 million increase in Capital Projects Funds.

The annual increase in State Operating Funds spending includes growth in local assistance disbursements for education ($1.4 billion), health care ($1.1 billion), and social services ($256 million). The growth in education was due to enacted School Aid increases, as well as the acceleration of $1.0 billion in payments from October to September. The growth in health care also reflects enacted Medicaid increases and the delayed processing of a Federal credit that would offset State costs. The annual growth in social services is due to a fiscal year 2014 child welfare advance payment which reduced fiscal year 2015 costs in the first half of the fiscal year. Agency operation growth includes personal service ($171 million), non-personal service ($118 million), and fringe benefit cost increases mainly for pension and health insurance. Debt service costs declined from the prior year ($233 million) due to prepayments made in fiscal year 2015.

Growth in capital projects spending was primarily attributable to work associated with the Buffalo Billion economic development initiative ($298 million), the New NY Bridge ($136 million), and the Kosciusko Bridge ($139 million).

Federal spending growth was largely due to higher Medicaid ($1.1 billion) spending consistent with budgeted growth and the impact of the Affordable Care Act (“ACA”), and new health care costs under the BHP ($589 million), which were partly offset by lower disaster-related spending in Homeland Security ($202 million).

All Funds Receipts Projections

Financial Plan receipts included a variety of taxes, fees and assessments, charges for State- provided services, Federal grants, and other miscellaneous receipts, as well as a collection of a payroll tax on businesses in the MTA region. The multi-year tax and miscellaneous receipts estimates were prepared by the DOB with the assistance of the Department of Taxation and Finance (“DTF”) and other agencies which collect State receipts, and were predicated on economic analysis and forecasts. Overall base growth in tax receipts was dependent on many factors. In general, base tax receipts growth rates were determined by economic changes including, but not limited to, changes in interest rates, prices, wages, employment, non-wage income, capital gains realizations, taxable consumption, corporate profits, household net worth, real estate prices and gasoline prices. Federal law changes could influence taxpayer behavior, which often alters base tax receipts. State taxes accounted for approximately half of total All Funds receipts.

As of November 24, 2015, the projections of Federal receipts generally corresponded to the anticipated spending levels of a variety of programs including Medicaid, public assistance, mental hygiene, education, public health, and other activities, including extraordinary aid.

All Funds receipts in fiscal year 2016 are projected to total $153.1 billion, an increase of 2.6 percent from fiscal year 2015 results. State tax receipts were expected to increase 5.3 percent in fiscal year 2016. The increase in personal income tax receipts was due to strong growth from a low prior year base that was influenced by 2013 Federal tax law changes, while the strong growth in other taxes is the result of an atypical number of large estate tax payments as well as stronger growth in real estate transfer taxes. The miscellaneous receipts decline in fiscal year 2016 was primarily due to the substantial decline in monetary settlement payments from financial institutions. In addition, the fiscal year 2016 General Fund total includes a $250 million deposit from the SIF reserve release in connection with Workers’ Compensation law changes included in the fiscal year 2014 Enacted Budget, which was a decrease of $750 million from the amount of the reserve released in fiscal year 2015. In other State funds, fiscal year 2016 miscellaneous receipts were driven by year-to-year variations to health care surcharges and other HCRA resources, licensing fees associated with commercial gaming, bond proceeds, atypical fines and the phase-out of the temporary utility assessment.

As of November 24, 2015, consistent with the projected growth in the New York economy over the multi-year Financial Plan period, the personal income and consumption/use tax categories were expected to grow. Business taxes and other taxes were expected to decline in the majority of years within the period due to tax cuts and reforms enacted in 2014.

As of November 24, 2015, after controlling for the impact of tax law changes, base tax revenue increased 4.4 percent in fiscal year 2015, and is projected to increase by 4.5 percent for fiscal year 2016 and 4.8 percent for fiscal year 2017.

Spending Changes

Agency Operations

Operating costs for State agencies include salaries, wages, fringe benefits, and non-personal service costs (e.g., supplies, utilities). As of June 1, 2015, these costs had significantly declined over the past several years through ongoing State agency redesign and cost-control efforts. Reductions from the mid-year “current services” projections for agency operations contributed $141 million to the General Fund gap-closing plan. Specifically:

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Executive Agencies: The Enacted Budget Financial Plan generally holds personal service and non-personal service spending flat. Agencies were expected to continue to utilize less costly forms of service deliveries, improve administrative practices, and pursue statewide solutions, particularly at mental hygiene State-operated facilities.

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Fringe Benefits/Fixed Costs: Estimates for the State’s pension costs had been revised downward to reflect the interest savings from paying the fiscal year 2016 pension bill by the end of July 2015, rather than on the due date of March 1, 2016. The State’s health insurance costs had been revised to reflect lower than projected rate renewals, and a planned audit to identify and remove ineligible dependents from the New York State Health Insurance Program. In addition, State Workers’ Compensation costs had been adjusted to reflect lower medical inflation rates and slower growth in average weekly wages.

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University Systems: Spending for the State University of New York (“SUNY”) was projected to decline, mainly due to the closure of the Long Island College Hospital (“LICH”). Over the Financial Plan period, spending in the university systems was expected to grow, on average, by roughly 2 percent annually.

•	Independent Officials: Spending for the Legislature, the Department of Audit and Control (“OSC”), and the Department of Law was projected to remain essentially flat through fiscal year 2019. Judiciary spending was projected to increase by 1.7 percent in fiscal year 2016, driven primarily by the authorization in the Fiscal Year 2015 Enacted Budget for additional Family Court Justices, statutory salary increases for non-judicial employees represented by the Civil Service Employees Association (“CSEA”), and increased funding for civil legal services.

Local Assistance

Local assistance spending includes financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals.2 As of June 1, 2015, reductions from the current-services projections for local assistance spending were expected to generate $1.2 billion in General Fund savings. Expected savings from targeted actions and continuation of prior-year cost containment actions include:

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Education: The Executive Budget proposed a 4.8 percent ($1.1 billion) increase in School Aid for the 2015-16 school year, which was offset by downward revisions to spending based on revised school district data as of November 2014, and revised estimates of costs associated with the pre-school special education program and the summer school special education program. In the Enacted Budget, the Executive and the Legislature agreed to additional School Aid for the 2015-16 school year for a total increase of $1.4 billion (6.1 percent). In addition, the Enacted Budget included funding for Persistently Failing Schools Transformation Grants to help turn around schools identified as having persistently low student achievement.

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STAR: The Enacted Budget aligns the New York City benefit with the STAR exemption program provided to the rest of the State by restricting the New York City personal income tax rate reduction to residents with incomes lower than $500,000. In addition to these proposed savings, as of June 1, 2015, STAR spending estimates had been reduced to reflect a decline in the estimated number of STAR exemption recipients.

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Mental Hygiene: The reduction in projected Mental Hygiene spending primarily stemmed from an acceleration of payments—into fiscal year 2015—associated with the State’s transition to Medicaid Managed Care, and prepayments for Voluntary Operated Intermediate Care Facilities and Day Habilitation services. It also reflected the use of Balancing Incentive Program (“BIP”) resources, authorized through the ACA, to support a number of new spending investments over a multi-year period. Additionally, the reduction showed slower than expected fiscal year 2016 growth in OPWDD and the Office of Mental Health (“OMH”). Growth in the level of Medicaid-eligible costs also generated a projected reduction in Mental Hygiene spending. State Budget actions also reduced Mental Hygiene spending, reflecting efforts to “rightsize” State institutions, primarily in OPWDD, and to transition individuals with developmental disabilities to less costly, community-based settings.

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Medicaid: The Enacted Budget Financial Plan included $200 million in annual State-share Medicaid savings beginning in fiscal year 2016, a portion of which was achieved by funding certain OPWDD-related Medicaid costs under the Medicaid Global Cap. To accommodate these additional costs, DOH is expected to use $815 million in additional State-funded Medicaid savings which were expected to accrue to the Global Cap in fiscal year 2016 from accelerating the enrollment in BHP of legally residing immigrants receiving State-only Medicaid, as of June 1, 2015. Under BHP, the cost of insurance premiums for such individuals, and other individuals meeting certain income eligibility standards, were expected to be supplemented by both State and Federal funds. BHP resources were expected to also be used by the Department of Health (the “DOH”) to offset fiscal constraints on the Global Cap, and to implement initiatives consistent with the goals of the Medicaid Redesign Team (“MRT”).

[2]	Local assistance includes payments for School Aid, STAR, Medicaid, public assistance, child welfare, local government assistance and a range of other purposes.

In addition, downward revisions to certain public health programs financed by New York State Health Care Reform Act (“HCRA”) resulted in surplus resources available to support additional General Fund Medicaid spending.

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Social Services/Housing: Lower spending was expected in several programs, including Supplemental Security Income (“SSI”), Foster Care, Child Care, Adoption, Close to Home, and Special Education. In addition, General Fund savings were achieved by funding certain housing programs from the Mortgage Insurance Fund. These savings were partially offset by increased spending in Child Welfare and Adult Protective/Domestic Violence.

•	Higher Education: Estimated spending had been lowered across several areas, including fringe benefit costs, community college base aid, Tuition Assistance Program (“TAP”) and scholarship programs.

•	All Other: Lower General Fund spending was expected for local government grant awards, public safety, economic development and health care programs.

Capital Projects/Debt Management

Savings were expected to be achieved through continuing the use of competitive sales, refunding of higher-cost debt as market conditions permitted, and efficiencies from the consolidation of bond sales. In addition, projections reflect the impact of revised capital spending estimates and future bonding assumptions.

Initiatives/Investments

The Enacted Budget included significant spending additions for education, human services, and health care. During negotiations, the Executive and Legislature agreed to approximately $625 million in distinct new spending additions to the fiscal year 2016 Executive Budget.

Resources

•	Tax Receipts: The estimate for annual tax receipts had been revised upward across all major tax categories to reflect results as of June 1, 2015.

•	Tax Extenders/Tax Credits: The Enacted Budget included various tax extenders and an expansion of existing tax credits, the largest of which include:

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Create the Urban Youth Jobs Program. Doubles the annual allocation to $20 million for program years 2015 through 2017. This program builds and expands upon the success of the Youth Works Tax Credit Program, which provided a credit to employers who hire unemployed, at risk youth.

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Extend the Limitation on Charitable Contribution Deductions for High Income New York State and New York City Personal Income Taxpayers for Two Years. The limitation on charitable contribution deductions for New York State and New York City taxpayers with adjusted gross income over $10 million was extended. The charitable contribution deduction limitation of 25 percent allowed under State Tax Law would have otherwise expired at the end of tax year 2015. The limitation has had no noticeable impact on charitable giving.

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Extend Warrantless Wage Garnishment for Two Years. The authorization for the Department of Taxation and Finance (“DTF”) to garnish wages of delinquent taxpayers without filing a warrant with the Department of State or County Clerks was extended. The existing program, now set to expire on April 1, 2017, had been successful in eliminating the unfunded mandate on counties to receive warrants from DTF. The program had also proven to be taxpayer friendly, since warrants appear on an individual’s credit report for seven years, even if the delinquency had been resolved.

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Resolution of Federal OPWDD Disallowance: On March 20, 2015, the State and the Centers for Medicare and Medicaid Services (“CMS”) signed an agreement that resolves a pending disallowance for fiscal year 2011, and all related payment disputes for State-operated services prior to April 1, 2013, including home and community-based waiver services. Pursuant to the agreement, the State will adjust the Federal/State share of future Medicaid costs to reimburse the Federal government $850 million in April 2015, and $100 million annually for each of the next 11 years beginning in fiscal year 2017. The State expects to use $850 million in monetary settlement payments previously set aside for financial risks, to finance the fiscal year 2016 cost of the Federal disallowance settlement.

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Other Resources Changes: Other resources largely reflect the substantial prepayment in fiscal year 2015 of debt service amounts due in fiscal year 2016. In addition, the timing of certain transfers and other transactions at the end of fiscal year 2015 had the effect of making additional resources available for fiscal year 2016.

Other Matters Affecting the State Financial Plan

General

The State’s Updated Financial Plan is subject to many complex economic, social, financial, political, and environmental risks and uncertainties, many of which are outside the ability of the State to control. The DOB believes that the projections of receipts and disbursements in the Updated Financial Plan are based on reasonable assumptions, but there can be no assurance that actual results will not differ materially and adversely from these projections. In certain fiscal years, actual receipts collections have fallen substantially below the levels forecasted in the Updated Financial Plan. In addition, the surplus projections in future years are based on the assumption that annual growth in State Operating Funds spending is limited to 2 percent, and that all savings that result from the 2 percent limit will be made available to the General Fund.

The State’s Updated Financial Plan is based on numerous assumptions, including the condition of the State and national economies and the concomitant receipt of economically sensitive tax receipts in the amounts projected. Other uncertainties and risks concerning the economic and receipts forecasts include the impact of: national and international events, ongoing financial instability in the Euro-zone; changes in consumer confidence, oil supplies and oil prices; major terrorist events, hostilities or war; climate change and extreme weather events; Federal statutory and regulatory changes concerning financial sector activities; changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; shifts in monetary policy affecting interest rates and the financial markets; financial and real estate market developments which may adversely affect bonus income and capital gains realizations; the effect of household debt reduction on consumer spending and State tax collections; and the outcome of litigation and other claims affecting the State.

Among other factors, the Updated Financial Plan is subject to various other uncertainties and contingencies relating to: wage and benefit increases for State employees that exceed projected annual costs; changes in the size of the State’s workforce; the realization of the projected rate of return for pension fund assets and current assumptions, as of November 24, 2015, with respect to wages for State employees affecting the State’s required pension fund contributions; the willingness and ability of the Federal government to provide the aid expected in the Updated Financial Plan; the ability of the State to implement cost reduction initiatives, including reductions in State agency operations, and the success with which the State controls expenditures; and the ability of the State and its public authorities to market securities successfully in the public credit markets. Some of these specific issues are described in more detail herein. The projections and assumptions contained in the Updated Financial Plan were subject to revisions which may result in substantial change. No assurance can be given that these estimates and projections, which depend in part upon actions the State expects to be taken but which were not within the State’s control, will be realized.

Budget Risks and Uncertainties

There can be no assurance that the State’s financial position will not change materially and adversely from projections as of November 24, 2015. If this were to occur, the State would be required to take additional gap-closing actions. Such actions may include, but were not limited to: reductions in State agency operations; delays or reductions in payments to local governments or other recipients of State aid; delays in or suspension of capital maintenance and construction; extraordinary financing of operating expenses; or other measures. In some cases, the ability of the State to implement such actions requires the approval of the Legislature and cannot be implemented solely by the action of the Governor.

The Updated Financial Plan projections for the out-years assume that School Aid and Medicaid disbursements will be limited to the annual growth in New York State personal income and the ten-year average growth of the medical component of the consumer price index (“CPI”), respectively. However, the fiscal year 2014 Enacted Budget, fiscal year 2015 Enacted Budget and fiscal year 2016 Enacted Budget authorized spending for School Aid to increase above the growth in personal income that would otherwise be used to calculate the school year increases.

State law grants the Governor certain powers to achieve the Medicaid savings assumed in the Updated Financial Plan. However, there can be no assurance that these powers will be sufficient to limit the rate of annual growth in the Department of Health (“DOH”) State Funds Medicaid spending to the levels estimated in the Updated Financial Plan. In addition, savings are dependent upon timely Federal approvals, revenue performance in the State’s HCRA fund (which finances approximately one-third of the DOH State-share costs of Medicaid), and the participation of health care industry stakeholders.

The forecast contains specific transaction risks and other uncertainties including, but not limited to: the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the Updated Financial Plan, including revenues associated with gaming activity in the State; and the achievement of cost-saving measures including, but not limited to, the transfer of available fund balances to the General Fund at the levels projected as of November 24, 2015,. Such risks and uncertainties, if they were to materialize, could have an adverse impact on the Financial Plan in the current year or future years.

Federal Issues

The State receives a substantial amount of Federal aid for health care, education, transportation, and other governmental purposes, as well as Federal funding to address response to, and recovery from, severe weather events and other disasters. Despite adjustments to the budgetary caps contained in the Budget Control Act of 2011 by subsequent legislation, the possibility for a reduction in Federal support is elevated so long as the caps remain in place. Any reduction in Federal funding levels could have a materially adverse impact on the Financial Plan. In addition, the Financial Plan may be adversely affected by other actions taken by the Federal government, including audits, disallowances, and changes to Federal participation rates or other Medicaid rules. Issues of particular concern are described below.

Medicaid Redesign Team Medicaid Waiver

The Federal Centers for Medicare and Medicaid Services (“CMS”) and the State have reached an agreement authorizing up to $8 billion in new Federal funding, over several years, to transform New York’s health care system and ensure access to quality care for all Medicaid beneficiaries. This funding, provided through an amendment to the State’s Partnership Plan 1115 Medicaid waiver, is divided among the Interim Access Assurance Fund (“IAAF”), the Delivery System Reform Incentive Payment (“DSRIP”) Program, Health Homes, and various other Medicaid redesign initiatives.

Since January 1, 2014, in accordance with provisions of the Affordable Care Act (“ACA”), New York State has been eligible for enhanced Federal Medical Assistance Percentage (“FMAP”) associated with childless adults. The DOH continues to work with the CMS, and to refine the eligibility data systems to draw the appropriate amount of enhanced FMAP. This reconciliation may result in a modification of payments to the State and local governments.

Federal Reimbursement for State Disability Services

As part of an approved plan between New York State and the Federal CMS, the State received a $250 million Designated State Health Program (“DSHP”) payment as part of a multi-year effort to transform OPWDD services and provide more individuals with developmental disabilities the opportunity to be served in community-integrated settings. The $250 million payment was received in fiscal year 2015. While not yet approved by the CMS, the Updated Financial Plan estimates also assume additional DSHP payments will be received in fiscal year 2016 and fiscal year 2017 for subsequent OPWDD transformational activities. The State continues to work with CMS on Phase II of OPWDD’s transformation effort.

Federal Debt Ceiling

In October 2013, an impasse in Congress caused a temporary Federal government shutdown and raised concern for a time that the Federal debt ceiling would not be raised in a timely manner. Including the temporary suspension of the debt limit that ended that standoff in 2013, Congress has passed three suspensions since then. The most recent suspension of the debt limit runs through March of 2017.

A Federal government default on payments, particularly for a prolonged period, could have a materially adverse effect on the national and State economies, financial markets, and intergovernmental aid payments. The specific effects on the Financial Plan of a Federal government default in the future are unknown and impossible to predict. However, data from past economic downturns suggest that the State’s revenue loss could be substantial if the economy goes into a recession due to a Federal default.

A payment default by the United States may adversely affect the municipal bond market. Municipal issuers, as well as the State, could face higher borrowing costs and impaired market access. This would jeopardize planned capital investments in transportation infrastructure, higher education facilities, hazardous waste remediation, environmental projects, and economic development projects. Additionally, the market for and market value of outstanding municipal obligations, including municipal obligations of the State, could be adversely affected.

Labor Negotiations

As of November 24, 2015, for the contract period that commenced in fiscal year 2012, the State had settled collective bargaining agreements with 99 percent of the State workforce subject to direct Executive control. Seven- year agreements through fiscal year 2018 were recently achieved for officers in the Division of State Police represented by NYSPBA in two distinct bargaining units: the CO/NCO unit and the Troopers unit. The estimated costs of salary increases associated with the NYSPBA agreements, inclusive of fringe benefit costs, were $41 million in fiscal year 2016; $28 million in fiscal year 2017; and $34 million in fiscal years subsequent to fiscal year 2017. These costs were partially offset by health benefit savings resulting from increases to employee/retiree premium shares, co-pays, out-of-pocket deductibles and coinsurance.

Five-year agreements through fiscal year 2016 were previously reached with employees represented by the Civil Service Employees Association (“CSEA”), the United University Professions (“UUP”), the New York State Correctional Officers and Police Benevolent Association (“NYSCOPBA”), Council 82, District Counsel-37 (“DC-37”) (Housing), and the Graduate Student Employees Union (“GSEU”). Four-year agreements through fiscal year 2015 were reached with employees represented by the Public Employees Federation (“PEF”) and the Police Benevolent Association of New York State (“PBANYS”).

In fiscal year 2015, general salary increases of 2 percent were provided to all employees with settled agreements. In fiscal year 2016, another 2 percent increase was provided to employees with five-year agreements. The Division of State Police Troopers and CO/NCO are expected to also receive a 2 percent increase in fiscal year 2016, as well as 1.5 percent increases in fiscal year 2017 and fiscal year 2018, respectively.

The union representing State Police Investigators had no contract in place for the period April 2011 forward. The PEF and PBANYS-represented employees had no contracts in place for the period April 2015 forward.

Cash-Flow Projections

The State authorizes the General Fund to borrow resources temporarily from available funds in the Short-Term Investment Pool (“STIP”) for up to four months, or to the end of the fiscal year, whichever period is shorter. The State last used this authorization in April 2011 when the General Fund needed to temporarily borrow a minimal amount of funds from STIP for a period of five days. The amount of resources that can be borrowed by the General Fund is limited to the available balances in STIP, as determined by the State Comptroller. Available balances include money in the State’s governmental funds and a relatively small amount of other moneys belonging to the State. Several accounts in Debt Service Funds and Capital Projects Funds that are part of All Governmental Funds are excluded from the balances deemed available in STIP. These excluded funds consist of bond proceeds and money obligated for debt service payments.

As of August 25, 2015, the DOB expected that the State would have sufficient liquidity to make all planned payments as they become due through fiscal year 2016. The State continues to reserve money on a quarterly basis for debt service payments that are financed with General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including Personal Income Tax bonds and Sales Tax bonds, continues to be set aside as required by law and bond covenants.

Pension Amortization

Under legislation enacted in August 2010, the State and local governments may amortize (defer paying) a portion of their annual pension costs beginning in fiscal year 2011. Amortization temporarily reduces the pension costs that must be paid by public employers in a given fiscal year, but results in higher costs overall when repaid with interest.

In fiscal year 2015, the State made a total pension payment to the New York State and Local Retirement System (“NYSLRS”) of $1.7 billion and amortized $619.5 million (the maximum amount legally allowable). The total payment included an additional $18.8 million to pay off the 2006 amortization cost. In addition, the State’s Office of Court Administration (“OCA”) made a total pension payment of $268 million and amortized $93.6 million (the maximum amount legally allowable). This included an additional $21 million to pay off the 2011 retirement incentive liability. The total deferred amount of the fiscal year 2015 pension payment—$713.1 million—is expected to be repaid with interest over the next ten years, beginning in fiscal year 2016.

The State is required to begin repayment on each new amortization in the fiscal year immediately following the year in which the deferral was made. The full amount of each amortization, with interest, must be repaid within ten years, but the amount can be paid off sooner. The annual interest rate on each new amortization is determined by the OSC, and is fixed for the entire term of the deferral.

For amounts amortized in fiscal year 2011 through fiscal year 2016, the State Comptroller set interest rates of 5 percent, 3.75 percent, 3 percent, 3.67 percent, 3.15 percent, and 3.21 percent, respectively.

Other Post-Employment Benefits (“OPEB”)

State employees become eligible for post-employment benefits (e.g., health insurance) if they reach retirement while working for the State, are enrolled in the New York State Health Insurance Program

(“NYSHIP”), or are enrolled in the NYSHIP opt-out program at the time they reached retirement, and had at least ten years of eligible service for NYSHIP benefits. The cost of providing post-retirement health insurance is shared between the State and the retired employee. Contributions are established by law and may be amended by the Legislature. The State pays its share of costs on a Pay-As-You-Go (“PAYGO”) basis as required by law.

In accordance with the Governmental Accounting Standards Board (“GASB”) Statement 45, the State must perform an actuarial valuation every two years for purposes of calculating OPEB liabilities. As disclosed in Note 13 of the State’s Basic Financial Statements for fiscal year 2015, the State’s Annual Required Contribution (“ARC”) represents the projected annual level of funding that, if set aside on an ongoing basis, is projected to cover normal costs each year and to amortize any unfunded liabilities of the plan over a period not to exceed 30 years. Amounts required but not actually set aside to pay for these benefits are accumulated, with interest, as part of the net OPEB obligation, after adjusting for amounts previously required.

As reported in the State’s Basic Financial Statements for fiscal year 2015, the projected unfunded actuarial accrued liability for fiscal year 2015 is $77.4 billion ($63.426 billion for the State and $13.933 billion for SUNY), an increase of $9.2 billion from fiscal year 2014 (attributable entirely to the State). The unfunded actuarial accrued liability for fiscal year 2015 used an actuarial valuation of OPEB liabilities as of April 1, 2014 for the State, and April 1, 2012 for SUNY. These valuations were determined using the Frozen Entry Age actuarial cost method, and are amortized over an open period of 30 years using the level percentage of projected payroll amortization method. The actuarially determined annual OPEB cost for fiscal year 2015 totaled $3 billion ($2.3 billion for the State and $0.7 billion for SUNY), an increase of $20 million from fiscal year 2014 ($17 million for the State and $3 million for SUNY). The actuarially determined cost is calculated using the Frozen Entry Age actuarial cost method, allocating costs on a level basis over earnings. The actuarially determined cost was $1.5 billion ($1 billion for the State and $0.5 billion for SUNY) greater than the cash payments for retiree costs made by the State in fiscal year 2015. This difference between the State’s PAYGO costs, and the actuarially determined ARC under GASB Statement 45, reduced the State’s net asset condition at the end of fiscal year 2015 by $1.5 billion. There is no provision in the Updated Financial Plan to fund the ARC for OPEB. If the State began making a contribution, the additional cost above the PAYGO amounts would be lowered. The State’s Health Insurance Council, which consists of the Governor’s Office of Employee Relations (“GOER”), Civil Service and the DOB, will continue to review this matter and seek input from the State Comptroller, the legislative fiscal committees and other outside parties. However, it is not expected that the State will alter its planned funding practices.

As of August 25, 2015, there was no provision in the Updated Financial Plan to fund the actuarially determined required annual contribution for OPEB. If the State began making a contribution, the additional cost above the pay as you go amounts would be lowered. The State’s Health Insurance Council, which consists of the Governor’s Office of Employee Relations (“GOER”), Civil Service and the DOB, will continue to review this matter and seek input from the State Comptroller, the legislative fiscal committees and other outside parties. However, it is not expected that the State will alter its planned funding practices.

Climate Change Adaptation

Climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for the State include, among other things, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years, including Superstorm Sandy, Hurricane Irene, and Tropical Storm Lee, have demonstrated vulnerabilities in the State’s infrastructure (including mass transit systems, power transmission and distribution systems, and other critical lifelines) to extreme weather events, including coastal flooding caused by storm surges. Significant long-term planning and investment by the Federal government, State, municipalities, and public utilities were expected to be needed for adapting existing infrastructure to climate change risks.

Financial Condition of New York State Localities

The fiscal demands on State aid may be affected by the fiscal conditions of New York City and potentially other localities, which rely in part on State aid to balance their budgets and meet their cash requirements. Certain localities outside New York City, including cities and counties, have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. In 2013, the Financial Restructuring Board for Local Governments was created to provide assistance to distressed local governments by performing comprehensive reviews, and providing grants and loans as a condition of implementing recommended efficiency initiatives.

Bond Market

Implementation of the Financial Plan is dependent on the State’s ability to market its bonds successfully. The State finances much of its capital spending in the first instance from the General Fund or the Short-Term Investment Pool, which it then reimburses with proceeds from the sale of bonds. If the State cannot sell bonds at the levels (or on the timetable) expected in the capital plan, the State’s overall cash position and capital funding plan may be adversely affected. The success of projected public sales is expected to, among other things, be subject to prevailing market conditions. Future developments in the financial markets, including possible changes in Federal tax law relating to the taxation of interest on municipal bonds, as well as future developments concerning the State and public discussion of such developments, generally may affect the market for outstanding State-supported and State-related debt.

Debt Reform Act Limit

The Debt Reform Act of 2000 (“Debt Reform Act”) restricts the issuance of State-supported debt to capital purposes only, and for maximum terms of 30 years. The Debt Reform Act limits the amount of new State-supported debt to 4 percent of State personal income, and new State- supported debt service costs to 5 percent of All Funds receipts. The restrictions apply to all new State-supported debt issued since April 1, 2000. The cap on new State-supported debt outstanding began at 0.75 percent of personal income in fiscal year 2001, and was fully phased in at 4 percent of personal income during fiscal year 2011. The cap on new State-supported debt service costs began at 0.75 percent of All Funds receipts in fiscal year 2001, and was fully phased in at 5 percent during fiscal year 2014.

For fiscal year 2015, the cumulative debt outstanding and debt service caps are 4.00 percent and 5.00 percent, respectively. The actual levels of debt outstanding and debt service costs continue to remain below the statutory caps. From April 1, 2000 through March 31, 2015, the State has issued new debt resulting in $40.4 billion of debt outstanding applicable to the debt reform cap. This is about $3.6 billion below the statutory debt outstanding limitation. In addition, the debt service costs on this new debt totaled $4.0 billion in fiscal year 2015, or roughly $3.5 billion below the statutory debt service limitation.

As of November 24, 2015, current projections anticipate that debt outstanding and debt service will continue to remain below the limits imposed by the Debt Reform Act. Based on the most recent personal income and debt outstanding forecasts, the available room under the debt outstanding cap is expected to decline from $3.6 billion in fiscal year 2016 to $363 million in fiscal year 2020. This includes the estimated impact of the bond-financed portion of the fiscal year 2016 Enacted Budget’s increased capital commitment levels. Debt outstanding and debt service caps continue to include the existing SUNY Dormitory Facilities lease revenue bonds, which were backed by a general obligation pledge of SUNY. Bonds issued under the new SUNY Dormitory Facilities Revenue credit (which were not backed by a general obligation pledge of SUNY) were not included in the State’s calculation of debt caps. Capital spending priorities and debt financing practices may be adjusted from time to time to preserve available debt capacity and stay within the statutory limits, as events warrant.

Secured Hospital Program

Under the Secured Hospital Program, the State entered into service contracts to enable certain financially distressed not-for-profit hospitals to have tax-exempt debt issued on their behalf, to pay for the cost of upgrading their primary health care facilities. In the event of revenue shortfalls to pay debt service on the Secured Hospital bonds, which include hospital payments made under loan agreements between the Dormitory Authority of the State of New York (“DASNY”) and the hospitals and certain reserve funds held by the applicable trustees for the bonds, the service contracts obligate the State to pay debt service, subject to annual appropriations by the Legislature, on bonds issued by DASNY through the Secured Hospital Program. As of September 30, 2015, there were approximately $297 million of bonds outstanding for this program.

The financial condition of hospitals in the State’s Secured Hospital Program continues to deteriorate. Of the remaining hospitals, one is experiencing significant operating losses that have impaired its ability to remain current on its loan agreement with DASNY. In relation to the Secured Hospital Program, the State’s contingent contractual obligation was invoked to pay debt service for the first time in fiscal year 2014 when $12 million was paid and again in fiscal year 2015 when $24 million was paid. DASNY also estimates the State will pay debt service costs of approximately $25 million in both fiscal year 2016 and fiscal year 2017, and approximately $14 million annually in fiscal year 2018 through fiscal year 2020. These amounts are based on the actual experience as of November 24, 2015 of the participants in the program, and would cover the debt service costs for one hospital that was not meeting the terms of its loan agreement with DASNY, a second hospital whose debt service obligation was discharged in bankruptcy but was paying rent which offsets a portion of the debt service, and a third hospital that is now closed. The State has estimated additional exposure of up to $24 million annually, if all hospitals failed to meet the terms of their agreements with DASNY and if available reserve funds were depleted.

SUNY Downstate Hospital and Long Island College Hospital

In May 2011, the New York State Supreme Court issued an order (the “May 2011 Order”) that approved the transfer of real property and other assets of LICH to a New York State not-for-profit corporation (“Holdings”), the sole member of which is SUNY. Subsequent to such transfer, Holdings leased the LICH hospital facility to SUNY University Hospital at Brooklyn (“Downstate Hospital”). In 2012, DASNY issued tax exempt State PIT Revenue Bonds (“PIT Bonds”), to refund approximately $120 million in outstanding debt originally incurred by LICH and assumed by Holdings.

To address the deteriorating financial condition of Downstate Hospital, which had been caused in part by the deteriorating financial position of LICH, legislation adopted with the fiscal year 2014 Enacted Budget required the Chancellor of SUNY to submit to the Governor and the Legislature a multi- year sustainability plan to: a) set forth recommendations necessary to achieve financial stability for Downstate Hospital, and b) preserve the academic mission of Downstate Hospital’s medical school. In accordance with this legislation, the Chancellor of SUNY submitted the sustainability plan for Downstate Hospital on May 31, 2013, and supplemented the plan with changes in a letter dated June 13, 2013. The supplemented plan was approved by both the Commissioner of Health and the Director of the Budget on June 13, 2013. Generally, the approved sustainability plan anticipates: (a) a significant restructuring of health care service lines at Downstate Hospital in order to achieve financial milestones assumed in the sustainability plan, and supported by State financial assistance from DOH; and (b) monetizing the LICH asset value to support the costs associated with Downstate Hospital exiting LICH operations. Consistent with the sustainability plan, as supplemented, SUNY, together with Holdings, issued a request for proposals (“RFP”) to provide healthcare services in or around the LICH facilities and to purchase the LICH real estate.

In 2013, State Supreme Court Judge Demarest, who issued the May 2011 Order, issued, sua sponte, certain additional orders that could affect the validity of the May 2011 Order. Also, in 2013, State Supreme Court Judge Baynes issued a series of orders that, effectively, precluded SUNY from exiting LICH operations. On February 25, 2014, Judges Demarest and Baynes approved a settlement whereby all parties agreed to discharge their claims, and the judges vacated their orders. Pursuant to a court-approved settlement in 2014, SUNY, together with Holdings, issued a new RFP seeking a qualified party to provide or arrange to provide health care services at LICH and to purchase the LICH property. The structure of the settlement also increased the likelihood that sufficient proceeds from the transaction would be available to support defeasance of the PIT Bonds by setting a minimum purchase price.

In accordance with the settlement, Holdings entered into a purchase and sale agreement with FPG Cobble Hill Acquisitions, LLC (the “purchaser”), an affiliate of Fortis Property Group, LLC (“Fortis”) (also party to the agreement) which proposed to purchase the LICH property, and with NYU Hospitals Center which would provide both interim and long-term health care services. The Fortis affiliate plans to develop a mixed-use project. The agreement was approved by the Offices of the Attorney General and the State Comptroller, and the sale of all or substantially all, of the assets of Holdings was approved by the State Supreme Court in Kings County. The Initial Closing was held as of September 1, 2015 and on September 3, 2015, sale proceeds in the amount of approximately $120 million were transferred to the trustee for the PIT Revenue Bonds, which were paid and legally defeased from such proceeds. Title to 17 of the 20 properties was conveyed to the special purpose entities formed by the Purchaser to hold title.

The next closing, when title to the New Medical Site portion of the LICH property is to be conveyed to NYU Hospitals Center (the “NMS Closing”) is anticipated to occur on or before June 30, 2016. However, the New Medical Site must be conveyed with all improvements fully demolished and all environmental issues remediated by Fortis. The external demolition of the buildings has been the subject of a court ordered restraint. Presently, the restraint has been removed.

The final closing is anticipated to occur within 36 months after the NMS Closing. At the final closing, title to the two remaining portions of the LICH properties will be conveyed to special purpose entities of Fortis, and Holdings will receive the balance of the purchase price, $120 million less the remaining down payment. The final closing is conditioned upon completion of the construction of the New Medical Building by NYU Hospitals Center and relocation of the emergency department to the New Medical Building.

There can be no assurance that the resolution of legal, financial, and regulatory issues surrounding LICH, including the payment of outstanding liabilities, will not have a materially adverse impact on SUNY.

Overall, the revisions do not materially change the fiscal year 2016 General Fund operating estimates or the 2 percent spending annual growth forecast for State Operating Funds compared to the fiscal year 2016 Enacted Budget Financial Plan.

Receipts Revisions

Legislative Session Changes:

•

Property Tax Relief Credit: The new property tax relief credit provides a personal income tax benefit for homeowners with incomes of $275,000 or below. It is projected to reduce General Fund receipts by $414 million in fiscal year 2017, $453 million in fiscal year 2018, $957 million in fiscal year 2019, and $1.3 billion in fiscal year 2020. The tax credit expires on December 31, 2019.

•

NYC Circuit Breaker Extension: The existing property tax relief program (“circuit breaker”) for New York City residents is extended for an additional four years. Qualifying homeowners and renters with incomes below $200,000 are eligible to receive a refundable tax credit against the personal income tax when their property taxes or rent exceeds a certain percentage of their income.

•	New York Power Authority (“NYPA”) Resources: The State expects to receive $6 million in additional payments from NYPA during fiscal year 2016.

Monetary Settlements:

•

Barclay’s Monetary Settlement: In May 2015, Barclays paid a $485 million civil monetary penalty in accordance with a May 2015 consent order between Barclays and DFS. This consent order pertained to Barclays’ (i) attempted manipulation of benchmark foreign exchange rates and (ii) other manipulative conduct in violation of New York State Banking Law and regulations.

•

Credit Agricole: Credit Agricole Corporate & Investment Bank New York Branch and Credit Agricole S.A., Paris, France (collectively “Credit Agricole”) have paid a $385 million civil monetary penalty pursuant to an October 2015 consent order between DFS and Credit Agricole. This consent order pertained to Credit Agricole’s processing of more than $32 billion in U.S. dollar payments through its New York Branch and other banks with offices in New York, most of which were on behalf of certain sanctioned parties.

•

Deutsche Bank: Deutsche Bank AG and Deutsche Bank AG New York Branch (collectively “Deutsche Bank”) paid a $200 million civil monetary penalty pursuant to a November 3, 2015 consent order between DFS and Deutsche Bank. This consent order pertained to Deutsche Bank’s use of non-transparent methods and practices to conduct 27,200 U.S. dollar clearing transactions, valued at more than $10 billion, on behalf of Iranian, Libyan, Syrian, Burmese, and Sudanese financial institutions and other entities subject to U.S. economic sanctions, including entities on the Specially Designated Nationals list of the U.S. Treasury Department’s Office of Foreign Assets Control.

•

Goldman: Goldman paid a $50 million civil monetary penalty pursuant to an October 2015 consent order between DFS and Goldman. This consent order pertained to Goldman’s failure to implement and maintain adequate policies and procedures relating to post-employment restrictions of former government employees.

•

Promontory: Promontory Financial Group, LLC (“Promontory”) paid the State $15 million pursuant to an August 18, 2015 agreement between DFS and Promontory. This agreement pertained to Promontory’s performance of regulatory compliance work for Standard Chartered Bank wherein Promontory failed to meet DFS’s requirements for consultants performing such regulatory compliance work.

•

Deposit to Undesignated Reserve: The funds from the above monetary settlement payments will be set aside as an undesignated reserve. The available undesignated reserve related to the receipt of monetary settlements now totals $2.1 billion.

Other Receipts Changes:

•	Miscellaneous Receipts/Transfers: Certain reimbursements and transfers from other State funds are now expected to be received in fiscal year 2017.

•

Tax Receipts: Tax receipts estimates have been increased across multiple categories in the Updated Financial Plan to account for positive results as of November 24, 2015, in particular to reflect strength in personal income tax estimated payments and lower refunds, as well as extraordinary estate tax and real estate transfer tax collections.

•

Non-Tax Receipts: General Fund miscellaneous receipts estimates have been lowered to reflect anticipated declines in annual collections across several categories based on updated assumptions and collections as of November 24, 2015.

Disbursement Revisions

Legislative Session Changes:

•

Non-Public School Aid: Funding is provided to reimburse non-public schools for the costs of performing State-mandated services ($125 million annually in both fiscal year 2016 and fiscal year 2017, and $20 million anticipated annually thereafter).

•

Campus Sexual Assault Prevention: Funding of $10 million has been added on a recurring basis to prevent sexual assaults on college campuses, and to investigate assaults when they do happen. Approximately $4.5 million is slated to be committed to fund assault investigators, an additional $4.5 million is slated to be committed for services for sexual assault victims, and $1 million is slated be provided to campuses for education and prevention purposes.

•	State Education Department Testing Disclosure: Funding has been added to support increased disclosure of State exam questions and answers by the State Education Department.

•	City of Rochester: $6 million in funding is provided to the City of Rochester which may include support for the City of Rochester anti-poverty initiative.

Other Spending Changes:

•

Revised Estimates: The Updated Financial Plan reflects spending revisions across a number of agencies based on actual results in the first six months of fiscal year 2016, updated program information and revised spending analysis.

•

COLA/Trend: Annual spending estimates associated with certain fiscal year 2017 COLA/Trend statutory formulae have been revised to reflect the updated Consumer Price Index (“CPI”) growth calculation of 0.2 percent.

•

School Aid: General Fund spending for School Aid is expected to increase in the current year, and decline in subsequent years, as a result of fluctuations in lottery and gaming revenue available to finance education spending. While the different financing sources for School Aid may fluctuate, the level of total State Operating Funds support for School Aid is consistent with the level of total School Aid funding included in the fiscal year 2016 Enacted Budget Financial Plan.

•

General State Charges (“GSCs”): The Updated Financial Plan reflects the reconciliation of the DOB estimate with the final fiscal year 2016 pension bill and updated estimates for fiscal year 2017 issued by the OSC. Lower costs were expected in fiscal year 2017 and beyond, based on expected declines in employer contribution rates to levels which are equal to or lower than normal contribution rates. The lower contributions are due, in part, to higher employee contributions as Tier VI members are added, and salary scale reductions. In addition, fringe benefit costs have been reduced by $5 million on an annual basis to reflect health benefit design savings agreed to in the recently ratified collective bargaining settlements with NYSPBA.

•

Debt Service/Capital Financing: Financial Plan estimates for debt service spending have been revised downward to reflect actual bond sale results to date, debt service reductions resulting from the Long Island College Hospital (“LICH”) debt defeasance, and reduced debt service costs associated with revised bonded capital levels. In addition, capital projects spending has been increased to reflect $140 million less in reimbursement from bond proceeds and a commensurate increase in General Fund support.

Change in Collective Bargaining Reserve and Carry-Forward of Surplus

•

Use of Collective Bargaining Reserve: The State has settled nearly all outstanding labor contracts and as such, the Updated Financial Plan reflects the use of $110 million through fiscal year 2019 from the collective bargaining reserve to cover the additional costs associated with the settlement of the NYSPBA contracts covering fiscal years 2012 through 2018. Resources were previously set aside to cover collective bargaining expenses for prior year agreements over the multi-year financial plan period. A total of $50 million in collective bargaining resources was carried over from fiscal year 2015, and use of an additional $60 million in collective bargaining reserves is planned for fiscal year 2016 through fiscal year 2019 to cover the additional costs.

•	Surplus: the DOB expects the State will end fiscal year 2016 with a General Fund cash-basis operating surplus of $350 million, which will be carried forward to fiscal year 2017.

STATE FINANCIAL PLAN PROJECTIONS

Fiscal Years 2016 Through 2019

This section presents the State’s multi-year Updated Financial Plan projections for receipts and disbursements, reflecting the impact of revisions to the fiscal year 2016 Enacted Budget Financial. This section includes fiscal year 2015 results and projections for fiscal year 2016 through fiscal year 2019, with an emphasis on the fiscal year 2016 projections.

In evaluating the State’s multi-year operating forecast, it should be noted that the reliability of the estimates and projections as a predictor of the State’s future financial position is likely to diminish, the further removed such estimates and projections are from the date of the AIS quarterly updates. Accordingly, in terms of out-year projections, the first out-year of the fiscal year 2016 budget, fiscal year 2017 projections, are the most relevant from a planning perspective.

Summary

The Updated Financial Plan reflects a 2 percent annual growth in State Operating Funds, consistent with the expectation of adherence with a 2 percent spending benchmark. In addition, the State ended fiscal year 2015 with a sizeable General Fund cash-basis surplus due to a series of unbudgeted one-time monetary settlement payments reached between regulators and financial institutions.

The surplus projections for fiscal year 2017 and thereafter set forth in the Updated Financial Plan reflect the savings that the DOB estimates would be realized if the Governor continues to propose, and the Legislature continues to enact, balanced budgets in future years that limit annual growth in State Operating Funds spending to no greater than 2 percent. If the State does not adhere to the 2 percent State Operating Funds spending benchmark in fiscal year 2017, fiscal year 2018, and fiscal year 2019, budget gaps may result in these years.

Annual Spending Growth

As of November 24, 2015, The DOB estimated that spending in State Operating Funds would grow at 2.0 percent in fiscal year 2016, consistent with the State’s 2 percent annual spending growth benchmark adopted in fiscal year 2012. All Funds spending, which includes spending from capital funds and Federal funds, was expected to increase by 3.3 percent from fiscal year 2015, excluding extraordinary Federal aid related to disaster-related costs, Federal health care transformation, and spending for infrastructure needs from monetary settlement funds. The DOB estimated that the Updated Financial Plan maintained balanced operations in the General Fund in fiscal year 2016, consistent with balanced budget requirements

The Revenue Outlook

As of June 1, 2015, All Funds receipts in fiscal year 2016 were projected to total $151.4 billion, an increase of 1.5 percent from fiscal year 2015 results.

As of June 1, 2015, State tax receipts were expected to increase 5 percent in fiscal year 2016. The increase in personal income tax receipts is due to strong growth from an artificially low prior year base influenced by 2013 Federal tax law changes. The miscellaneous receipts decline in fiscal year 2016 is primarily due to the substantial lowering of one-time monetary settlement payments with financial institutions. In addition, the fiscal year 2016 General Fund total includes a $250 million deposit from the State Insurance Fund reserve release in connection with Workers’ Compensation law changes included in the Fiscal Year 2014 Enacted Budget, which is a decrease of $750 million from the amount of the reserve released in fiscal year 2015. In other State funds, fiscal year 2016 miscellaneous receipts were driven by year-to-year variations to health care surcharges and other HCRA resources, licensing fees associated with commercial gaming, bond proceeds, atypical fines and the phase-out of the temporary utility assessment.

Consistent with the projected growth in the New York economy over the multi-year Financial Plan period, the personal income and consumption/use tax categories were expected to grow. Business taxes and other taxes were expected to decline in some or all years due to tax cuts and reforms enacted in 2014.

After controlling for the impact of tax law changes, base tax revenue increased 4 percent in fiscal year 2015, and, as of June 1, 2015, is projected to increase by 4.5 percent for fiscal year 2016 and 4.9 percent for fiscal year 2017.

Approximately 60 percent of All Funds tax receipts were deposited into the General Fund. The remaining tax collections were dedicated for various purposes including STAR payments to school districts, debt service reserves, health care, and transportation. General Fund tax receipts were projected to total $45.8 billion in fiscal year 2016, an increase consistent with the All Funds trends discussed above. As of June 1, 2015, General Fund miscellaneous receipts were expected to decrease by over $4 billion as a result of the lower amount of the monetary settlement receipts and transfers.

Personal Income Tax

As of November 24, 2015, All Funds personal income tax receipts for fiscal year 2016 were projected to be $47.2 billion, an increase of $3.5 billion (8.1 percent) from fiscal year 2015 results. This increase primarily includes growth in withholding, estimated payments attributable to the 2015 tax year, and extension payments attributable to the 2014 tax year, partially offset by a substantial increase in total refunds due to a combination of refund payment timing and the increased cost of the Real Property Tax Freeze credit compared to fiscal year 2015. Withholding in fiscal year 2016 is projected to be $2 billion (5.8 percent) higher than fiscal year 2015, due mainly to moderate wage growth. Extension payments were estimated to increase by $1.2 billion (34.6 percent), primarily due to strong growth in tax year 2014 non-wage income compared to a weak tax year 2013 base (resulting from 2013 Federal tax law changes). Estimated payments for tax year 2015 were projected to be $768 million (7.4 percent) higher. Final return payments and delinquencies are projected to be $452 million (20.5 percent) higher and $75 million (5.4 percent) lower, respectively. The projected increase in total refunds of $810 million (9.5 percent) reflects increases of $429 million (8.6 percent) in prior (tax year 2014) refunds, $30 million (6.6 percent) in previous (tax year 2013 and earlier) refunds, $50 million (2.6 percent) in current (tax year 2015) refunds, $204 million (35.2 percent) in accelerated credit payments related to tax year 2015, and $97 million (16.4 percent) in state-city offsets. The increase in prior (tax year 2014) refunds includes payments attributable to the first year of the Enhanced Real Property Tax Circuit Breaker credit.

General Fund personal income tax receipts are net of deposits to the STAR Fund, which provides property tax relief, and the Revenue Bond Tax Fund (“RBTF”), which supports debt service payments on State PIT revenue bonds. As of November 24, 2015, General Fund PIT receipts for fiscal year 2016 of $32.1 billion are projected to increase by $2.6 billion (8.9 percent) from fiscal year 2015 results, mainly reflecting the increase in All Funds receipts. RBTF deposits were projected to be $11.8 billion and the STAR transfer is projected to be $3.3 billion. All Funds PIT receipts for fiscal year 2017 of $50 billion are projected to increase by $2.8 billion (5.8 percent) from the fiscal year 2016 estimate. This primarily reflects increases of $1.9 billion (5.2 percent) in withholding, $892 million (8 percent) in estimated payments related to tax year 2016, and $303 million (6.7 percent) in extension payments related to tax year 2015, partially offset by a $480 million (5.1 percent) increase in total refunds. The growth in withholding is the result of projected wage growth of 4.6 percent. The moderate growth in extension payments reflects tax year 2015 non-wage income growth that was projected to be substantially weaker than in tax year 2014. The growth in total refunds is largely driven by a combination of the first year of the Property Tax Rebate program, which is slated to be paid as an accelerated credit along with the final installment of the property tax freeze credit, and Family Tax Relief credits which, unlike tax year 2014 payments, will not be paid as accelerated credits but as part of the taxpayers’ final return. Payments from final returns are expected to increase $62 million (2.3 percent), while delinquencies are projected to increase $67 million (5.1 percent) from the prior year.

As of November 24, 2015, General Fund personal income tax receipts for fiscal year 2017 of $34 billion were projected to increase by $1.9 billion (6 percent). RBTF deposits are projected to be $12.5 billion, and the STAR transfer is projected to be $3.5 billion.

As of November 24, 2015, All Funds personal income tax receipts of $52.5 billion in fiscal year 2018 were projected to increase $2.5 billion (5 percent) from the prior year. Gross receipts are projected to increase 4.9 percent, reflecting withholding that is projected to grow by $1.4 billion (3.6 percent) and estimated payments related to tax year 2017 that are projected to grow by $964 million (8 percent). Payments from extensions for tax year 2016 are projected to increase by $375 million (7.7 percent) and final returns were expected to increase $171 million (6.3 percent). Delinquencies are projected to increase $37 million (2.7 percent) from the prior year. Total refunds are projected to increase by $430 million (4.4 percent) from the prior year.

As of November 24, 2015, General Fund personal income tax receipts for fiscal year 2018 were projected to increase by $1.8 billion (5.4 percent) to $35.9 billion.

As of November 24, 2015, All Funds income tax receipts were projected to increase by $921 million (1.8 percent) in fiscal year 2019 to reach $53.4 billion, while General Fund personal income tax receipts are projected to total $36.5 billion.

Consumption/Use Taxes

As of November 24, 2015, All Funds consumption/use tax receipts for fiscal year 2016 were estimated to be over $15.6 billion, an increase of $241 million (1.6 percent) from fiscal year 2015 results. Sales tax receipts were estimated to increase $327 million (2.5 percent) from fiscal year 2015, resulting from 3.7 percent base (i.e., absent law changes) growth, stemming from moderate projected disposable income growth, partially offset by an anticipated non-recurring large refund. Cigarette and tobacco tax collections were estimated to decline $94 million (7.2 percent), primarily reflecting large declines in taxable cigarette consumption (particularly in New York City) and cigar tax refunds resulting in part from a non-binding Administrative Law Judge Determination (Matter of Davidoff of Geneva, Inc.). Motor fuel tax collections are expected to decrease $3 million (0.6 percent), reflecting a decrease in audit collections as they return to historical levels, partially offset by slight growth in gasoline and diesel consumption. Taxicab receipts are estimated to decline by $7 million (8.5 percent) based on current collections as of November 24, 2015.

General Fund consumption/use tax receipts for fiscal year 2016 were estimated to total $6.8 billion, an increase of $92 million (1.4 percent) from fiscal year 2015 results. This increase largely reflects the all funds sales, cigarette, and tobacco tax trends.

As of November 24, 2015, All Funds consumption/use tax receipts for fiscal year 2017 were projected to be $16.4 billion, an increase of $758 million (4.9 percent) from the prior year. The projected $749 million (5.6 percent) increase in sales tax receipts reflects sales tax base growth of 4 percent.

As of November 24, 2015, General Fund consumption/use tax receipts were projected to total $7.2 billion in fiscal year 2017, a $407 million (6 percent) increase from the prior year. The projected increase in sales tax receipts reflects the All Funds trends noted above. The projected increase in cigarette and tobacco tax receipts is the result of an artificially low fiscal year 2016 base created by the cigar tax refunds mentioned earlier. All Funds consumption/use tax receipts were projected to increase to $16.9 billion (3.3 percent) in fiscal year 2018 and to $17.5 billion (3.5 percent) in fiscal year 2019, largely representing base growth in sales tax receipts, offset slightly by trend declines in cigarette tax collections.

General Fund consumption/use tax receipts were projected to increase to nearly $7.5 billion (3.6 percent) in fiscal year 2018 and $7.7 billion (3.8 percent) in fiscal year 2019, reflecting the All Funds trends.

General Fund sales and use tax receipts are net of deposits to the Local Government Assistance Tax Fund (25 percent), and the Sales Tax Revenue Bond Fund (25 percent), which support debt service payments on State sales and use tax revenue bonds. Receipts in excess of the debt service requirements of the funds and the local assistance payments to New York City, or its assignee, are transferred back to the General Fund.

Business Taxes

All Funds business tax receipts for fiscal year 2016 are estimated at $8.1 billion, a decrease of $416 million (4.9 percent) from fiscal year 2015 results. The estimate primarily reflects a decline resulting from the first year of (1) corporate tax reform ($205 million), (2) claims resulting from the real property tax credit for manufacturers ($85 million), and (3) a decrease in petroleum business tax (PBT) receipts, due to declines in the PBT index rates for 2015 and 2016.

As of November 24, 2015, corporation franchise tax receipts were estimated to increase $1.1 billion (30.9 percent) in fiscal year 2016, reflecting corporate tax reform, which repealed the bank tax and imposed the corporation franchise tax on former bank taxpayers beginning in tax year 2015. Audit receipts were expected to increase $491 million (79.8 percent), representing a rebound in large case audits in the second half of the fiscal year.

As of November 24, 2015, corporation and utilities tax receipts were expected to increase $40 million (5.5 percent) in fiscal year 2016. Both gross receipts and audits were expected to increase from the prior year, while refunds were expected to return to historical trends. Insurance tax receipts were expected to increase $49 million (3.2 percent) in fiscal year 2016. Premiums from authorized insurers were expected to grow at trend rates. Audits and refunds are also expected to reflect historical trends.

As of November 24, 2015, bank tax receipts were estimated to decrease by over $1.5 billion (100.7 percent) in fiscal year 2016. The decline stems from the movement of tax year 2015 liability payments to the corporate franchise tax and lower audit receipts. Audit receipts were estimated to decline $525 million as several large fiscal year 2015 bank tax cases are not expected to be repeated in fiscal year 2016.

As of November 24, 2015, PBT receipts were expected to decrease $54 million (4.7 percent) in fiscal year 2016, primarily due to the 3.2 percent decrease in the PBT rate index effective January 2015 and the 5 percent decrease effective January 2016. These declines are partially offset by slight growth in both estimated gasoline and diesel consumption.

As of November 24, 2015, General Fund business tax receipts for fiscal year 2016 of $5.9 billion were estimated to decrease $388 million (6.2 percent) from fiscal year 2015 results, reflecting the All Funds trends discussed above.

As of November 24, 2015, All Funds business tax receipts for fiscal year 2017 of $8 billion are projected to decrease $93 million (1.1 percent) from the prior year. The decline in corporation franchise tax receipts of $256 million (5.5 percent) is the result of the decrease in the business income tax rate from 7.1 percent to 6.5 percent and the first year of the capital tax base phase-out (both effective for tax year 2016). These items were part of corporate tax reform enacted in the fiscal year 2015 Budget. Bank tax receipts are projected to increase by $213 million, primarily the result of a reduced number of prior period adjustments. The corporation and utilities tax receipts decline of $1 million (0.1 percent) reflects lower telecommunications receipts partially offset with a modest increase in utilities tax revenue. Insurance tax receipts are projected to decline $26 million (1.6 percent). Projected growth in insurance tax premiums was more than offset by the first year of refunds from the tax credit for assessments paid to the Life Insurance Guaranty Corporation (Insurance Law section 7712(a)(b) and Tax Law section 1511(f)). PBT receipts were expected to decline $23 million (2.1 percent) in fiscal year 2017, primarily due to the 5 percent decrease in the PBT rate index effective January 2016 and the projected 5 percent decline effective January 2017. These declines in the PBT rate index, along with a projected small decline in taxable motor fuel consumption, are partially offset by growth in diesel fuel consumption.

As of November 24, 2015, General Fund business tax receipts for fiscal year 2017 of $5.8 billion were projected to decrease $121 million (2.1 percent), reflecting the All Funds trends discussed above.

All Funds business tax receipts for fiscal year 2018 and fiscal year 2019 reflect projected trends in corporate profits, taxable insurance premiums, electric utility consumption and prices, the consumption of taxable telecommunications services, and automobile fuel consumption and fuel prices. All Funds business tax receipts are projected to increase to $8.2 billion (2.1 percent) in fiscal year 2018, and increase to $8.4 billion (2.5 percent) in fiscal year 2019. General Fund business tax receipts were expected to increase to $5.9 billion (2.8 percent) in fiscal year 2018 and $6.1 billion (2.5 percent) in fiscal year 2019.

Other Taxes

As of November 24, 2015, All Funds other tax receipts for fiscal year 2016 were estimated to be more than $2.5 billion, a $357 million (16.5 percent) increase from fiscal year 2015 results. This reflects a $248 million (22.4 percent) increase in estate tax receipts and a $109 million (10.5 percent) increase in real estate transfer tax receipts. The estate tax increase is primarily the result of a higher than anticipated number of super large payments (payments greater than $25 million) partially offset by the continued impact of the fiscal year 2015 Enacted Budget legislation that raised the filing threshold from $1 million to the Federal exemption ($5.43 million) over a four-year period. The real estate transfer tax estimate reflects both an increase in the volume of transactions in New York City and modest price growth compared to the prior year.

As of November 24, 2015, General Fund other tax receipts were expected to be nearly $1.4 billion in fiscal year 2016, a $248 million (22 percent) increase from fiscal year 2015 results, reflecting the increase in estate tax receipts noted above.

As of November 24, 2015, All Funds other tax receipts for fiscal year 2017 are projected to be just over $2.1 billion, a $401 million (15.9 percent) decrease from fiscal year 2016. This largely reflects a projected decline in estate tax receipts of $392 million (28.9 percent) due to the continued phase-in of the increased filing threshold, partially offset by expected growth in household net worth. Additionally, the State anticipates that real estate transfer tax receipts will decrease by $9 million (0.8 percent) due to a small projected decrease in the volume of transactions in New York City, partially offset by year-over-year price growth.

As of November 24, 2015, General Fund other tax receipts are projected to be just under $1 billion in fiscal year 2017, reflecting the decline in estate tax receipts noted above.

As of November 24, 2015, All Funds other tax receipts for fiscal year 2018 and fiscal year 2019 reflect projected trends in household net worth, housing starts and housing prices. All Funds other tax receipts were projected to remain slightly over $2.1 billion in fiscal year 2018, and fiscal year 2019. General Fund other tax receipt estimates for fiscal year 2018 and fiscal year 2019 are projected to decrease by 7.5 percent and 4 percent, respectively, due to the projected decline in estate tax receipts noted above.

Miscellaneous Receipts and Federal Grants

All Funds miscellaneous receipts include moneys received from HCRA financing sources, SUNY tuition and patient income, lottery receipts for education, assessments on regulated industries, tribal-state compact revenue, monetary settlements and a variety of fees and licenses.

As of November 24, 2015, All Funds miscellaneous receipts were projected to total $25.9 billion in fiscal year 2016, a decrease of 11.9 percent from fiscal year 2015 results. This decrease is primarily due to the loss of one-time monetary settlements described earlier in this Financial Plan. Additionally, the SIF reserve release in connection with Workers’ Compensation law changes included in the fiscal year 2014 Enacted Budget decreased by $750 million from the amount received during the prior year. In other State funds, fiscal year 2016 miscellaneous receipts were driven by year-to-year variations to health care surcharges and other HCRA resources, bond proceeds, and the phase-out of the temporary utility assessment.

As of November 24, 2015, All Funds miscellaneous receipts were projected to continue to decrease in fiscal year 2017 and remain relatively flat in fiscal year 2018, mainly due to the further loss of one-time monetary settlements, the loss of payments from SIF, and the phase-out of the temporary utility assessment. Aid from the Federal government helps to pay for a variety of programs including Medicaid, public assistance, mental hygiene, school aid, public health, transportation, and other activities. Annual changes to Federal grants generally correspond to changes in federally-reimbursed spending. Accordingly, the DOB typically projects Federal reimbursements are expected to be received in the State fiscal year in which spending occurs, but due to the variable timing of Federal grant receipts, actual results often differ from the projections.

All Funds Federal grants were expected to increase in fiscal year 2016 mainly as a result of enhanced Federal Medicaid funding associated with Federal health care transformation initiatives. Federal grants were expected to grow to $53 billion by fiscal year 2019, reflecting the continuation of growth in Federal Medicaid spending, partly offset by the projected phase-down of Federal disaster assistance aid. All Federal receipts are subject to continuing administration and Congressional authorization, appropriations and budget action.

Monetary Settlements

As of November 24, 2015, the Department of Financial Services (“DFS”), the Department of Law, and the Manhattan District Attorney’s Office have reached financial settlements with a number of banks and other associated entities for violations of New York banking laws, and with a number of insurance companies and other associated entities for violations of New York insurance laws. The State had received a total of $8.1 billion from monetary settlements in fiscal year 2015 and fiscal year 2016. The fiscal year 2016 Enacted Budget earmarks $5.4 billion from these settlements for one-time purposes, including $4.6 billion for capital projects to support economic development and infrastructure investments, and $850 million for a Federal disallowance settlement which was paid in April 2015. In addition, the General Fund included $275 million in fiscal year 2015 and $250 million in fiscal year 2016 for operating purposes. The Updated Financial Plan did not reflect the November 2015 consent order between DFS and Barclays, pursuant to which, Barclays has agreed to pay a $150 million civil monetary penalty to the State. The Updated Financial Plan also did not reflect the State’s receipt in November 2015 of $74 million, which is pursuant to an asset forfeiture negotiated by the New York County District Attorney’s office as part of the October 2015 settlement with Credit Agricole. The Updated Financial Plan assumes monetary settlements in the amount of $100 million in each of fiscal year 2017 and fiscal year 2018.

The following settlement payments were received by the State in fiscal year 2015 and fiscal year 2016:

•

BNP Paribas, S.A. New York Branch (“BNPP”) paid nearly $3.6 billion pursuant to (i) a June 29, 2014 consent order between the New York State Department of Financial Services (“DFS”) and BNPP and (ii) a June 30, 2014 plea agreement between BNPP and the New York County District Attorney in connection with conduct by BNPP which violated U.S. national security and foreign policy and raised serious safety and soundness concerns for regulators. BNPP’s conduct included obstructing of governmental administration, failing to report crimes and misconduct, offering false instruments for filing, and falsifying business records.

•

Credit Suisse AG paid a $715 million civil monetary penalty to the State pursuant to a May 18, 2014 consent order between DFS and Credit Suisse AG. This consent order pertained to Credit Suisse AG’s decades-long operation of an illegal cross-border banking business whereby Credit

Suisse AG knowingly and willfully (i) aided thousands of U.S. clients in opening and maintaining undeclared accounts, and (ii) concealed offshore assets and income from the Internal Revenue Service and New York authorities.

•

Commerzbank AG New York Branch and Commerzbank AG (collectively “Commerzbank”) paid a $610 million civil monetary penalty pursuant to a March 12, 2015 consent order between Commerzbank and DFS. This consent order pertained to Commerzbank’s transactions on behalf of Iran, Sudan, and a Japanese corporation which engaged in accounting fraud in violation of New York State Banking Law and regulations. Additionally, Commerzbank AG paid $81.7 million in fines and forfeiture payments pursuant to a Deferred Prosecution Agreement between Commerzbank, the Manhattan District Attorney’s Office and the United States Department of Justice. This Deferred Prosecution Agreement pertained to Commerzbank’s actions in moving more than $250 million through the U.S. financial system, primarily on behalf of Iranian and Sudanese customers in violation of U.S. sanctions, by concealing the illegal nature of these transactions and deceiving U.S. banks into processing illegal wire payments.

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Deutsche Bank paid a civil monetary penalty in the amount of $600 million in accordance with an April 23, 2015 consent order between Deutsche Bank and DFS. This consent order pertained to Deutsche Bank’s manipulation of benchmark interest rates, including (i) the London Interbank Offered Rate, (ii) the Euro Interbank Offered Rate and (iii) the Euroyen Tokyo Interbank Offered Rate, in violation of New York State Banking Law and regulations. Deutsche Bank is expected to pay a $200 million civil monetary penalty pursuant to a November 3, 2015 consent order between DFS and Deutsche Bank. This consent order pertained to Deutsche Bank’s use of non-transparent methods and practices to conduct 27,200 U.S. dollar clearing transactions, valued at over $10.86 billion, on behalf of Iranian, Libyan, Syrian, Burmese, and Sudanese financial institutions and other entities subject to U.S. economic sanctions, including entities on the Specially Designated Nationals List of the U.S. Treasury Department’s Office of Foreign Assets Control.

•

Barclays paid a $485 million civil monetary penalty in accordance with a May 2015 consent order between Barclays and DFS. This consent order pertained to Barclays’ (i) attempted manipulation of benchmark foreign exchange rates, and (ii) other manipulative conduct in violation of New York State Banking Law and regulations.

•

Credit Agricole paid a $385 million civil monetary penalty pursuant to an October 2015 consent order between DFS and Credit Agricole. This consent order pertained to Credit Agricole’s processing of more than $32 billion in U.S. dollar payments through its New York Branch and other banks with offices in New York, most of which were on behalf of certain sanctioned parties.

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The Bank of Tokyo-Mitsubishi UFJ, Ltd. (“BTMU”) paid a $315 million civil monetary penalty pursuant to a November 18, 2014 consent order between DFS and BTMU. This consent order pertained to BTMU’s wrongful actions in misleading DFS concerning BTMU’s U.S. dollar clearing services conducted on behalf of sanctioned Sudanese, Iranian, and Burmese parties. Previously, BTMU paid to the State a $250 million civil monetary penalty pursuant to a June 19, 2013 consent order between DFS and BTMU. Such consent order pertained to BTMU’s unlawful clearance through the New York Branch and other New York-based financial institutions of approximately 28,000 U.S. dollar payments, valued at approximately $100 billion, on behalf of certain sanctioned parties.

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Bank of America (“BofA”) paid $300 million pursuant to an August 18, 2014 settlement agreement to remediate harms related to BofA’s violations of State law in connection with the packaging, origination, marketing, sale, structuring, arrangement, and issuance of residential mortgage-backed securities and collateralized debt obligations. The settlement agreement was the result of investigations by Federal and State entities into BofA Corporation, Bank of America, N.A., and Banc of America Mortgage Securities, as well as their current and former subsidiaries and affiliates.

•

Standard Chartered Bank, New York Branch (“SCB NY”) paid $300 million pursuant to an August 19, 2014 consent order between the DFS and SCB NY for failure to fully comply with a September 21, 2012 consent order between the parties. The August 19, 2014 consent order pertained to SCB NY’s use of ineffective risk management systems for the identification and management of compliance risks related to compliance with the Bank Security Act (“BSA”) and anti-money laundering (“AML”) laws, rules, and regulations. Such risks included U.S. dollar clearing for clients of SCB United Arab Emirates and SCB Hong Kong, among others.

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Bank Leumi paid a $130 million civil monetary penalty pursuant to a December 22, 2014 consent order between DFS and Bank Leumi. This consent order pertained to Bank Leumi’s (i) knowing and willful operation of a wrongful cross-border banking business which assisted U.S. clients in concealing offshore assets and evading U.S. tax obligations, and (ii) misleading DFS about Bank Leumi’s improper activities.

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Ocwen Financial paid a $100 million civil monetary penalty and another $50 million as restitution to current and former Ocwen borrowers pursuant to a December 19, 2014 consent order between DFS and Ocwen. This consent order pertained to, among other things, numerous and significant violations of a 2011 agreement between Ocwen and DFS which required Ocwen to adhere to certain servicing practices in the best interest of borrowers and investors. The $100 million payment is to be used by the State for housing, foreclosure relief, and community redevelopment programs supporting New York’s housing recovery. The $50 million restitution payment will be used to pay $10,000 to current and former Ocwen borrowers in New York whose homes were foreclosed upon by Ocwen between January 1, 2009 and December 19, 2014. The balance of the $50 million will then be distributed equally among borrowers who had foreclosure actions filed against them by Ocwen between January 1, 2009 and December 19, 2014, but in which Ocwen did not complete such foreclosure action.

•

Citigroup Inc. (“Citigroup”) paid $92 million pursuant to a July 2014 settlement agreement to remediate harms to the State resulting from the packaging, marketing, sale, structuring, arrangement, and issuance of residential mortgage-backed securities and collateralized debt obligations. The settlement agreement is the result of investigations by Federal and State entities into Citigroup.

•

Goldman is expected to pay a $50 million civil monetary penalty pursuant to an October 2015 consent order between DFS and Goldman. This consent order pertained to Goldman’s failure to implement and maintain adequate policies and procedures relating to post-employment restrictions of former government employees.

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American Life Insurance Company (“ALICO”), Delaware American Life Insurance Company (“DelAm”), and MetLife, Inc. (“MetLife”) (collectively “MetLife Parties”) paid $50 million as a civil fine pursuant to a March 31, 2014 consent order between DFS and MetLife Parties. This consent order pertained to a DFS investigation into whether ALICO and DelAm conducted an insurance business in New York without a New York license, and aided other insurers in conducting insurance businesses in New York without a New York license.

•

American International Group, Inc. (“AIG”) paid a $35 million civil monetary penalty pursuant to an October 31, 2014 consent order between DFS and AIG. This consent order pertained to a DFS investigation which uncovered former subsidiaries ALICO and DelAm (i) solicited insurance business in New York without a license, and (ii) made intentional misrepresentations and omissions to DFS concerning such activities.

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PricewaterhouseCoopers LLP (“PwC”) paid $25 million pursuant to an August 14, 2014 settlement agreement between DFS and PwC to (i) resolve the DFS’s investigation of PwC’s actions in performing certain consulting services for the Tokyo Branch of The Bank of Tokyo-Mitsubishi UFJ, Ltd. in 2007 and 2008, and (ii) establish the basis for a constructive relationship between the parties that will better protect investors and the public.

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AXA Equitable Life Insurance Company (“AXA”) paid a $20 million civil fine pursuant to a March 17, 2014 consent order between DFS and AXA. The consent order pertained to whether AXA properly informed DFS regarding the implementation of its “AXA Tactical Manager” strategy.

•

Promontory paid the State $15 million pursuant to an August 18, 2015 agreement between DFS and Promontory. This agreement pertained to Promontory’s performance of regulatory compliance work for Standard Chartered Bank wherein Promontory failed to meet DFS’s requirements for consultants performing such regulatory compliance work.

Uses of Certain Monetary Settlements

The Executive intends to direct most of the one-time resources from the monetary settlements to fund non-recurring expenditures. The majority of the settlement resources were expected to be used to fund new capital investments.

The fiscal year 2016 Enacted Budget established a new capital fund called the DIIF, to allow settlement money to be set aside for the purposes it is intended to fund. The Updated Financial Plan includes a transfer of $4.6 billion of the settlement funds from the General Fund to the DIIF during fiscal year 2016. These resources are expected to be on deposit in the DIIF to fund the following initiatives:

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Upstate Revitalization Program ($1.5 billion): The Updated Financial Plan includes $1.5 billion in funding for the Upstate Revitalization Initiative, whereby $500 million in grants and loans are expected to be awarded to three upstate regions.

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Thruway Stabilization Program ($1.3 billion): The Updated Financial Plan includes $1.285 billion to fund capital expenses related to both the New NY Bridge, which will replace the Tappan Zee Bridge, and the statewide New York State Thruway system.

•

Broadband Initiative ($500 million): The Updated Financial Plan includes a $500 million New NY Broadband Fund Program to expand the availability and capacity of broadband across the State or development of other telecommunication infrastructure. This program is intended to expand the creation of high-speed networks and promote broadband adoption.

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Health Care/Hospitals ($400 million): The Updated Financial Plan provides up to $355 million of grants to essential health care providers that facilitate mergers, consolidation, acquisition, or other significant corporate restructuring activities to create a financially sustainable system of care intended to promote a patient-centered model of health care delivery. An “essential health care provider” is a hospital or hospital system that offers health services in a region deemed by the Health Commissioner to be underserved. Funding may be used to restructure debt obligations or fund capital improvements to facilitate mergers and consolidations of hospitals in rural communities. The Updated Financial Plan provides $15.5 million to support capital expenses of the Roswell Park Cancer Institute; $19.5 million to establish a community health care revolving capital fund; and $10 million for IT and other infrastructure costs associated with the inclusion of behavioral health sciences in the Medicaid Managed Care benefit package.

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Penn Station Access ($250 million): The Metropolitan Transportation Authority Penn Station Access project, which is expected to open a new Metro-North link directly into Penn Station, is expected to provide enhanced system resiliency, improvement in regional mobility, and construction of four new Metro-North stations in the Bronx.

•

Infrastructure Improvements ($115 million): The Updated Financial Plan provides $115 million for infrastructure improvements to support transportation, upstate transit, rail, airport, port, and other infrastructure improvements or economic development projects.

•	Transformative Economic Development Projects ($150 million): The Updated Financial Plan includes $150 million to support transformative economic development and infrastructure projects. The State’s investment is intended to catalyze private investment, and to spur significant economic development and job creation to help strengthen local communities in Nassau and Suffolk counties and their economies.

•

Resiliency, Mitigation, Security, and Emergency Response ($150 million): The Updated Financial Plan provides $150 million to support preparedness and response efforts related to severe weather events. These funds is expected to also support efforts to prevent, prepare for, and respond to acts of terrorism, other public safety and health emergencies, and natural and man-made disasters.

•

Municipal Restructuring ($150 million): The Updated Financial Plan provides $150 million to assist and encourage local governments and school districts to implement shared services, cooperation agreements, mergers, and other actions that were expected to permanently reduce operational costs and property tax burdens.

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Southern Tier/Hudson Valley Farm Initiative ($50 million): The Updated Financial Plan included $50 million to help landowners in the Southern Tier and Hudson Valley maintain and develop farming, agricultural, and related businesses.

The DIIF legislation permits the use of available funds in case of economic downturn, and/or to cover disallowances and/or settlements related to overpayment of Federal Medicare and Medicaid revenues in excess of $100 million. While the legislation authorizes the State to access these resources for these purposes, the Updated Financial Plan does not assume these resources would be used for these purposes.

Other Uses

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Resolution of Federal OPWDD Disallowance: The Updated Financial Plan directed $850 million in monetary settlement funds to finance the first installment in a recent settlement between the State and Federal government to resolve Federal disallowances.

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OASAS: The Updated Financial Plan assumes that $5 million of settlement funds will be used to expand services provided by OASAS to individuals with dependencies on alcohol or drugs, or who have gambling problems.

•	Unbudgeted Reserves: The Updated Financial Plan includes approximately $2.1 billion in unbudgeted reserves related to the receipt of monetary settlements.

Disbursements

As of August 25, 2015, total disbursements in fiscal year 2016 were estimated at $72.1 billion in the State’s General Fund (including transfers) and $94.2 billion in total State Operating Funds. Medicaid, education, pension costs, employee and retiree health benefits were significant drivers of annual spending growth. Over the multi-year Financial Plan, State Operating Funds spending projections assumed Medicaid and School Aid would grow at their statutorily-indexed rates, with the exception of the fiscal year 2016 Enacted Budget which increased School Aid by 6.1 percent on a school year basis, in excess of the indexed rate of 1.7 percent. The Enacted Budgets in fiscal year 2014 and fiscal year 2015 also approved increases for School Aid above the indexed rate.

The multi-year disbursements projections take into account various factors, including agency staffing levels, program caseloads, inflation, and funding formulas contained in State and Federal law. Factors that affect spending estimates vary by program. For example, public assistance spending is based primarily on anticipated caseloads that were estimated by analyzing historical trends and projected economic conditions. Projections also account for the timing of payments, since not all of the amounts appropriated pursuant to an enacted budget were disbursed in the same fiscal year. Consistent with past years, the aggregate spending projections (i.e., the sum of all projected spending by individual agencies) in State Special Revenue Funds have been adjusted downward in all fiscal years, based on typical spending patterns and the observed variance between estimated and actual results over time.

Local Assistance Grants

Local assistance spending includes payments to local governments, school districts, health care providers, and other entities, as well as financial assistance to, or on behalf of, individuals, families and not-for-profit organizations. Local assistance spending in State Operating Funds was estimated at $63.3 billion in fiscal year 2016 and accounts for two-thirds of total State Operating Funds spending. Education and health care spending account for nearly two-thirds of local assistance spending.

Education

School Aid

School Aid helps support elementary and secondary education for New York pupils enrolled in the 674 major school districts throughout the State. State funding is provided to districts based on statutory aid formulas and through reimbursement of categorical expenses such as pre-kindergarten programs, education of homeless children, and bilingual education. State funding for schools assists districts in meeting locally defined needs, supports the construction of school facilities, and finances school transportation for nearly three million students statewide.

School Year (July 1–June 30)

As of November 24, 2015, School Aid was expected to total $23.5 billion in school year 2016, an increase of $1.4 billion (6.1 percent) from school year 2015. This increase was provided largely through $1 billion of additional general operating support, consisting of a $603 million restoration in the Gap Elimination Adjustment (“GEA”) and a $428 million increase in Foundation Aid. Another $274 million supports increased reimbursement in expense-based aid programs (e.g., transportation, Boards of Cooperative Educational Services (“BOCES”), school construction) and other miscellaneous aid categories. The increase also includes $47 million of funding for new competitive grants, led by $30 million for pre-kindergarten for three- and four-year-old children.

In addition, the Updated Financial Plan provided $75 million to help transform persistently failing schools. The Budget also continued to provide $340 million of recurring annual funding to support Statewide Universal Full-Day Pre-kindergarten programs in order to incentivize and fund state-of-the-art programs and encourage creativity through competition.

Finally, the Updated Financial Plan for fiscal year 2016 maintained the two-year appropriation that continues Education Law provisions. School Aid was projected to increase by an additional $937 million (4 percent) in school year 2017.

State Fiscal Year

The State finances School Aid from General Fund and Lottery Fund receipts, including video lottery terminals (“VLTs”), which were accounted for and disbursed from a dedicated account. Because the State fiscal year begins on April 1, the State typically pays approximately 70 percent of the annual school year commitment during the State fiscal year in which the related budget is enacted, and pays the remaining 30 percent in the first three months of the following State fiscal year.

As of August 25, 2015, State fiscal year spending for School Aid was projected to total $23.4 billion in fiscal year 2016. In future years, receipts available to finance this category of aid from core lottery sales were projected to decline. In addition to State aid, school districts receive over $3 billion annually in Federal aid.

It is expected that State aid payments for School Aid will be supplemented by commercial gaming revenues, beginning in fiscal year 2016. Three casino resorts were recommended by the State’s Gaming Facility Location Board (the “Board”) in December 2014, and, as of August 25, 2015, a fourth casino was recommended by the

Board in October 2015. As of November 24, 2015, the State expected $121 million from one-time licensing fees to supplement School Aid in fiscal year 2016 and an additional $16 million in one-time licensing fees in fiscal year 2017. It is expected that the four casinos will be operational by fiscal year 2018.

Other Education Aid

In addition to School Aid, the State provides funding and support for various other education-related programs. These include: special education services; programs administered by the Office of Pre-kindergarten through Grade 12 education; cultural education; higher and professional education programs; and adult career and continuing education services.

The State provides a full range of special education services to approximately 500,000 students with disabilities, from ages 3 to 21. Major programs under the Office of Pre-kindergarten through Grade 12 address specialized student needs or reimburse school districts for education-related services, including the school lunch and breakfast program, after-school programs and other educational grant programs. Cultural education includes aid for operating expenses for the major cultural institutions of the State Archives, the State Library, and the State Museum as well as support for the Office of Educational Television and Public Broadcasting. Higher and professional education programs monitor the quality and availability of postsecondary education programs, and license and regulate over 50 professions. Adult career and continuing education services focus on the education and employment needs of the State’s adult citizens, ensuring that such individuals have access to a “one-stop” source for all their employment needs, and were made aware of the full range of services available in other agencies.

The increase in other education spending for fiscal year 2016 relative to fiscal year 2015 is driven primarily by increases in expense-based reimbursements, one-time costs associated with targeted aid and grants, increases to supplemental State charter school payments, and additional funding to non-public schools to reimburse them for the cost of performing State-mandated services. This additional funding to non-public schools is expected to be in effect for fiscal year 2016 and fiscal year 2017, its expiration is the primary factor in the projected spending decline from fiscal year 2017 to fiscal year 2018.

School Tax Relief (“STAR”) Program

The STAR program provides school tax relief to taxpayers by exempting the first $30,000 of every eligible homeowner’s property value from the local school tax levy. Lower-income senior citizens were expected to receive a $65,300 exemption in fiscal year 2016. The Department of Taxation and Finance (“DTF”) oversees local property assessment administration, and is responsible for establishing STAR property tax exemption amounts.

The three components of STAR and their approximate share of total spending in fiscal year 2016 were: the basic school property tax exemption for homeowners with income under $500,000 (53 percent); the enhanced school property tax exemption for senior citizen homeowners with incomes under $83,300 (28 percent); and a flat refundable credit and rate reduction for income-eligible resident New York City personal income taxpayers (19 percent).

Spending for the STAR property tax exemption reflects reimbursements made to school districts to offset the reduction in property tax revenues. As of November 24, 2015, the annual increase in a qualifying homeowner’s STAR exemption benefit was limited to 2 percent. New York City personal income taxpayers with annual incomes over $500,000 were not eligible starting in fiscal year 2016.

The spending growth is primarily a reflection of the number of STAR exemption recipients who were expected to participate in the program, including reregistration of qualified individuals. This growth is partially offset by enacted legislation which, as of November 24, 2015, restricts the New York City personal income tax rate reduction to those residents with incomes lower than $500,000.

Higher Education

Local assistance for higher education spending includes funding for the City University of New York (“CUNY”), SUNY, and the Higher Education Services Corporation (“HESC”).

The State funds CUNY’s senior college operations, and works in conjunction with New York City to support CUNY’s community colleges. The CUNY system is the largest urban public university system in the nation. Funding for SUNY supports 30 community colleges across multiple campuses. The State also provides a sizeable benefit to CUNY and SUNY through the debt service it pays on bond-financed capital projects at the universities. State debt service payments for capital projects at SUNY and CUNY were expected to total about $1.2 billion in fiscal year 2016 (this is not reflected in the annual spending totals for the universities). HESC administers the Tuition Assistance Program (“TAP”), which provides financial awards to income-eligible students. It also provides centralized processing for other student financial aid programs, and offers prospective students information and guidance on how to finance a college education. The financial aid programs that HESC administers were funded by the State and the Federal government.

Annual growth by CUNY across the State’s multi-year Financial Plan reflects the net impact of one-time performance incentive funding in fiscal year 2016, additional base operating support at community colleges, and fringe benefit cost increases at senior colleges. As of November 24, 2015, HESC spending was projected to decline slightly from fiscal year 2015 to fiscal year 2016, reflecting an accelerated payment of TAP costs in fiscal year 2015. Growth in the out-years was primarily driven by a combination of newly enacted initiatives such as the Get On Your Feet loan forgiveness program, ongoing implementation of a scholarship for Science, Technology, Engineering and Math (“STEM”) included in the Fiscal Year 2015 Enacted Budget, and additional TAP costs associated with projected community college tuition increases. Growth in SUNY local assistance primarily reflects additional base operating support at community colleges.

Health Care

Local assistance for health care-related spending includes Medicaid, statewide public health programs and a variety of mental hygiene programs. The State Department of Health (“DOH”) works with local health departments and social services departments, including in New York City, to coordinate and administer statewide health insurance programs and activities. The majority of government-financed health care programs are included under the DOH, but a number of programs are also supported through multi-agency efforts.

As of November 24, 2015, the DOH is also engaged in a multi-year initiative to implement the DSRIP program through an approved Federal waiver amendment to reinvest $8 billion in Federal savings generated by the Medicaid Redesign Team (“MRT”) reforms. The DSRIP program is expected to promote community-level collaborations and focus on system reform, specifically a goal to achieve 25 percent reduction in avoidable hospital use over five years. The Updated Financial Plan reflects the impact of the DSRIP program through additional Federal funds disbursements of approximately $7 billion through fiscal year 2019, with the remaining funds expected to be disbursed beyond the current planning period. A portion of DSRIP funding flows through the SUNY hospital system.

Medicaid

Medicaid is a means-tested program that finances health care services for low-income individuals and long-term care services for the elderly and disabled, primarily through payments to health care providers. The Medicaid program is financed jointly by the State, the Federal government, and local governments. Eligible services3 include inpatient hospital care, outpatient hospital services, clinics, nursing homes, managed care, prescription drugs, home care and services provided in a variety of community-based settings (including mental health, substance abuse treatment, developmental disabilities services, school-based services and foster care services).

In fiscal year 2012, legislation was enacted to limit the year-to-year growth in DOH State funds Medicaid spending to the ten-year rolling average of the medical component of the Consumer Price Index (“CPI”). The statutory provisions of the Medicaid spending cap (or “Global Cap”) also allow for flexibility in adjusting Medicaid projections to meet unanticipated costs resulting from a disaster. The Updated Financial Plan reflects the continuation of the Medicaid spending cap through fiscal year 2017, and the project assumes that statutory authority will be extended in subsequent years. Allowable growth under the cap for medical services is 3.6 percent for fiscal year 2016. Reflecting projected CPI reductions, as of November 24, 2015, the DOB forecasts allowable cap growth at 3.4 percent in fiscal year 2017; 3.2 percent in fiscal year 2018; and 3.0 percent in fiscal year 2019. Certain administrative costs and changes in the Federal or local shares were not subject to this index.

The indexed provisions of the Global Cap apply to a majority of the State share of Medicaid spending that is budgeted and expended principally through the DOH. However, the Global Cap is adjusted for State costs associated with the takeover of local Medicaid growth and the multi-year assumption of local Medicaid Administration, as well as increased Federal financial participation that became effective in January 2014. The State share Medicaid spending also appears in the Updated Financial Plan estimates for other State agencies, including the mental hygiene agencies, child welfare programs, and education aid.

The State share of DOH Medicaid spending is financed by a combination of the General Fund, HCRA, provider assessment revenue, and indigent care payments.

Since fiscal year 2014, certain OPWDD-related Medicaid costs have been financed within available resources under the Global Cap. The fiscal year 2016 Enacted Budget includes $200 million in Updated Financial Plan savings which will be achieved primarily from additional State-funded Medicaid savings which were expected to accrue to the Global Cap in fiscal year 2016 as a result of accelerating the enrollment of certain legally residing immigrants who receive State-only Medicaid funding to the Basic Health Plan (“BHP”), as of November 24, 2015. The cost of insurance premiums for such individuals, and other individuals meeting certain income eligibility standards, will be supplemented by both State and Federal funds. These BHP resources is slated to also be used by DOH over the Financial Plan period to support the Federal MRT wavier and to implement investments and initiatives consistent with MRT principles for improving the State’s effectiveness and efficiency of health care service delivery.

Fluctuation in enrollment, the costs of provider health care services, and health care utilization levels were among the factors that drive higher Medicaid spending within the Global Cap. As of August 25, 2015, the number of Medicaid recipients in the State exceeded 6.1 million by the end of fiscal year 2015; this represented a 9.0 percent increase from fiscal year 2014 caseload of 5.7 million. This expected growth was mainly attributable to expanded eligibility and enrollment pursuant to the ACA, which became effective in January 2014 and therefore is largely federally funded.

[3]	The fiscal year 2014 Enacted Budget eliminated the Family Health Plus (“FHP”) program effective January 1, 2015. The majority of the population previously receiving health care benefits through FHP have begun receiving more robust health care benefits through the Medicaid program, resulting from new Medicaid eligibility thresholds and increased Federal payments resulting from the ACA. The remainder of the previous FHP population, those above Medicaid levels, were eligible for Federal tax credits in the NYSOH insurance benefit exchange and a majority were expected to become eligible for the BHP.

Basic Health Plan (“BHP” or “The Essential Plan”)

The BHP is a health insurance program which receives Federal subsidies authorized through the ACA. The Fiscal Year 2015 Enacted Budget authorized the State’s option to participate in the BHP. The Budget assumes the State will accelerate the phase-in of certain legally residing immigrants currently receiving State-only Medicaid coverage. Individuals who meet the eligibility standards of the BHP were expected to be enrolled through the New York State of Health (“NYSOH”) insurance exchange, with the cost of insurance premiums subsidized by the State and Federal governments. When fully implemented, approximately 75 percent of program expenditures were expected to be paid by the Federal government. The State funding for BHP in the Fiscal Year 2016 Enacted Budget is offset by State funds Medicaid program savings, and additional Federal funds are recognized through the duration of the planning period.

Public Health/Aging Programs

Public Health includes the Child Health Plus (“CHP”) program that finances health insurance coverage for children of low-income families up to the age of 19, the General Public Health Works (“GPHW”) program that reimburses local health departments for the cost of providing certain public health services, the Elderly Pharmaceutical Insurance Coverage (“EPIC”) program that provides prescription drug insurance to seniors, and the Early Intervention (“EI”) program that pays for services to infants and toddlers under the age of three with disabilities or developmental delays. Many public health programs, such as the EI and GPHW programs, were run by county health departments and reimbursed by the State for a share of program costs. The State spending projections do not include the county share of public health funding. In addition, a significant portion of HCRA spending is included under the Public Health budget.

The State Office for the Aging (“SOFA”) promotes and administers programs and services for New Yorkers 60 years of age and older. SOFA primarily oversees community-based services (including in-home services and nutrition assistance) provided through a network of county Area Agencies on Aging (“AAA”) and local providers.

As of November 24, 2015, forecasted CHP spending had been revised downward in all years to reflect actual spending and enrollment trends. State funds spending for CHP was projected to decline on an annual basis from fiscal year 2015 levels, as a result of increased Federal funding associated with the ACA. The out-year projections reflect price growth and enrollment trends as of August 25, 2015.

As of November 24, 2015, fiscal year 2016 GPHW spending reflects a downward trend in reimbursement claims submitted by local governments. Annual program spending was projected to remain at moderate levels throughout the Financial Plan period.

As of November 24, 2015, EPIC program spending reflects increased pharmaceutical costs which impact Medicare Part D premium payment estimates.

As of November 24, 2015, program spending for EI was forecasted to be stable through the remainder of the financial plan period based on State enrollment and claiming trends.

As of November 24, 2015, HCRA program spending was expected to decline from fiscal year 2015 to fiscal year 2016 as a result of the timing of payments and updated program information. From fiscal year 2016 to fiscal year 2019, spending is expected to remain relatively constant.

As of November 24, 2015, out-year growth for aging was primarily driven by cost of living increases and support for direct care workers.

The Updated Financial Plan reflects downward spending adjustments for both Public Health and SOFA in fiscal years 2017 to 2019 to account for the revised fiscal year 2017 Human Services COLA statutory growth formula, which was reduced from 2.5 percent to 0.2 percent based on the updated CPI growth calculations. In total, these adjustments were expected to lower General Fund costs by $13 million in fiscal year 2017, and $14 million in fiscal years 2018 and 2019.

HCRA Financial Plan

HCRA was established in 1996 to help finance a portion of State health care activities. Extensions and modifications to HCRA have financed new health care programs, including FHP and CHP. HCRA has also provided additional financing for the health care industry, including investments in worker recruitment and retention, and the Doctors Across New York program. As of November 24, 2015, HCRA authorization had been extended through fiscal year 2017, pursuant to legislation included in the Fiscal Year 2015 Enacted Budget.

HCRA receipts included surcharges and assessments on hospital revenues, a “covered lives” assessment paid by insurance carriers, and a portion of cigarette tax revenues. In total, HCRA resources were used to fund roughly 25 percent of the State share of DOH Medicaid, as well as CHP, the NYSOH, EPIC, Physician Excess Medical Malpractice Insurance, and Indigent Care payments, which provided funding to hospitals serving a disproportionate share of individuals without health insurance.

HCRA surcharge and hospital assessment revenue in the Updated Financial Plan was forecast to align anticipated revenue collections with recent patterns which reflect the impact of MRT initiatives to improve the cost efficiency of health care service delivery settings. The level of growth forecasted in surcharge and hospital assessments Is primarily attributable to expanded health insurance coverage through the ACA, and an expectation for a higher volume of health care services being provided throughout the State. The health care industry assessment revenue growth was partly offset by projected declines in cigarette tax collections due to declining tobacco consumption, resulting in total HCRA receipts growth of nearly 1 percent on an average annual basis through fiscal year 2019.

As of November 24, 2015, HCRA spending was expected to increase by $67 million in fiscal year 2016 to total $5.5 billion. The most significant areas of growth included additional financing of the State share of Medicaid costs, and increased capital costs associated with the Statewide Health Information Network for New York (“SHIN-NY”), which was expected to improve information capabilities and increase efficiency associated with health insurance claiming. HCRA spending growth in fiscal year 2016 was partially offset by a lower spending forecast for CHP, driven by moderating enrollment and increased Federal funding under the ACA. As of November 24, 2015, HCRA program costs were expected to dip slightly from fiscal year 2015 levels based on updated forecast assumptions.

HCRA was expected to remain in balance over the multi-year projection period. Under the current HCRA appropriation structure, spending reductions will occur if resources are insufficient to meet spending levels. Any potential spending reductions could affect General Fund Medicaid funding or HCRA programs. Conversely, any unanticipated balances or excess resources in HCRA were expected to finance Medicaid costs that would otherwise be paid from the General Fund.

Mental Hygiene

The Department of Mental Hygiene is comprised of the OPWDD, the Office of Mental Health (“OMH”), OASAS, the Developmental Disabilities Planning Council (“DDPC”), and the Justice Center for the Protection of People with Special Needs. Services were administered to adults with serious mental illness; children with serious emotional disturbances; individuals with developmental disabilities and their families; persons with chemical dependencies; and individuals with compulsive gambling problems.

These agencies provide services directly to their patients through State-operated facilities, and indirectly through community service providers. The costs associated with providing these services are supported by reimbursement from Medicaid, Medicare, third-party insurance and State funding. Patient care revenues are pledged first to the payment of debt service on outstanding mental hygiene bonds, which were issued to finance infrastructure improvements at State mental hygiene facilities, with the remaining revenue used to support State operating costs.

Local assistance spending accounts for over 40 percent of total mental hygiene spending from State Operating Funds, and, as of November 24, 2015, was projected to grow by an average rate of 4.6 percent annually. The main factor driving this level of growth was enhancement of community mental health services, right-sizing and improving State-operated inpatient services, utilizing less costly and more programmatically appropriate in-state community residential programs enhancing employment opportunities for individuals with disabilities, and maximizing payments from third-party payers.

The Updated Financial Plan included additional annual statewide Medicaid savings of $200 million, a portion of which is expected to be achieved through the continued shift of certain OPWDD-related Medicaid costs to the DOH, whereby the costs are slated to be funded within the existing Medicaid Global Cap at no increased cost to the Updated Financial Plan, and without impact to overall service delivery. In fiscal year 2015, the Medicaid budget supported $715 million of OPWDD’s Medicaid-eligible expenses, which is expected to increase to $850 million in fiscal year 2016. To accommodate the funding of these additional costs within the Global Cap, the DOH is expected to leverage available BHP resources.

In addition, the OPWDD and the OMH were expected to utilize $323 million in Federal Balancing Incentive Program (“BIP”) resources in fiscal year 2016 to support new multi-year spending investments. Authorized under the ACA, BIP is an optional program that provides additional Federal funding to qualifying states. It is expected that BIP will enable the State to engage a broad network of providers, advocates, and community leaders to develop systematic improvements to delivery systems for individuals with developmental disabilities and mental illness, and enhance community integration. The $323 million in fiscal year 2016 BIP investments is intended to transform services and supports to more integrated, community-based opportunities; increase employment opportunities for individuals with developmental disabilities; implement electronic health record systems; and support the transition to managed care.

The fiscal year 2016 Budget includes a partnership between the OMH and the Department of Corrections and Community Supervision (“DOCCS”) that is expected to revise the process for identifying, assessing, treating, discharging, and supervising mentally ill patients who pose a potential risk of violence in State facilities and the community. The proposal is expected to expand community services, provide additional treatment services in prisons, and create additional capacity for civil confinements in OMH facilities. This proposal is expected to result in new intensive treatment beds and transitional beds, expand in-prison and community treatment services, supportive housing, and ACT. The fiscal year 2016 Budget is expected to add $8 million in local assistance support in fiscal year 2016, and $18 million each year from fiscal year 2017 to fiscal year 2019, as well as approximately $12 million annually in additional OMH State operations costs for this initiative.

The Updated Financial Plan reflects downward spending adjustments for the Mental Hygiene agencies to account for the revised fiscal year 2017 Human Services COLA/Trend, which was reduced from 2.5 percent to 0.2 percent based on the updated CPI growth calculations. In total, these adjustments were expected to provide annual General Fund savings of $93 million.

In July 2014, CMS issued the State a disallowance notification in the amount of $1.26 billion. On March 20, 2015, the State and CMS entered into a settlement agreement that resolved the $1.26 billion pending disallowance for fiscal year 2011 and all related payment disputes for State-operated services, including home and community-based waiver services, prior to April 1, 2013, and various other related CMS audit findings for OPWDD-delivered services for this time period. As part of this agreement, the State provided a $850 million upfront repayment to the Federal government in April 2015, and annual payments of $100 million were planned for each of the next 11 years beginning in fiscal year 2017. Such payments were reflected in the Updated Financial Plan.

Social Services

The Office of Temporary and Disability Assistance (“OTDA”) local assistance programs provide cash benefits and supportive services to low-income families. The State’s three main programs include Family Assistance, Safety Net Assistance and the Supplemental Security Income (“SSI”). The Family Assistance program, which is financed by the Federal government, provides time-limited cash assistance to eligible families. The Safety Net Assistance program, financed by the State and local districts, provides cash assistance for single adults, childless couples, and families that have exhausted their five-year limit on Family Assistance imposed by Federal law. The State SSI Supplementation program provides a supplement to the Federal SSI benefit for the elderly, visually handicapped, and disabled.

As of November 24, 2015, OTDA spending on SSI was projected to increase gradually over the course of the multi-year Financial Plan due to updated caseload projections. In public assistance, the DOB projected a total of 540,434 recipients in fiscal year 2016. Approximately 237,675 families were expected to receive benefits through the Family Assistance program in fiscal year 2016, a decrease of 4 percent from fiscal year 2015. In the Safety Net program an average of 109,098 families were expected to be helped in fiscal year 2016, a decrease of 4.8 percent from fiscal year 2015. The caseload for single adults/childless couples supported through the Safety Net program was projected at 193,661 in fiscal year 2016, a decrease of 0.7 percent from fiscal year 2015.

The Office of Children and Family Services (“OCFS”) provides funding for foster care, adoption, child protective services, preventive services, delinquency prevention, and child care. The OCFS oversees the State’s system of family support and child welfare services administered by local social services departments and community-based organizations. Specifically, child welfare services, which are financed jointly by the Federal government, the State, and local districts, are structured to encourage local governments to invest in preventive services for reducing out-of-home placement of children. In addition, the Child Care Block Grant, which is also financed by a combination of Federal, State and local sources, supports child care subsidies for public assistance and low-income families.

The OCFS spending in fiscal year 2016 is projected to increase over fiscal year 2015 levels, mainly due to Child Welfare Services spending changes resulting from both a projected increase in claims, and cash management actions which had previously reduced fiscal year 2015 spending. The Updated Financial Plan reflects downward spending adjustments for the OCFS in fiscal years 2017 to 2019 to account for the revised fiscal year 2017 Human Services COLA statutory growth formula, which was reduced from 2.5 percent to 0.2 percent based on the updated CPI growth calculations. In total, these adjustments were expected to lower General Fund costs by $10 million in fiscal year 2017, and $11 million in each of fiscal years 2018 and 2019.

Transportation

In fiscal year 2016, the State is expected to provide $4.9 billion to support the operating costs of the statewide mass transit systems financed from dedicated taxes and fees. The Metropolitan Transportation Authority (“MTA”), due to the size and scope of its transit and commuter rail systems, receives the majority of the statewide mass transit operating aid. In addition, the MTA receives operating support from the MTA Financial Assistance Fund, authorized in May 2009 to collect regional taxes and fees imposed within the Metropolitan Commuter Transportation District (“MCTD”). The State collects these taxes and fees on behalf of, and disburses the entire amount to, the MTA to support the transit and commuter rail systems. Pursuant to legislation enacted in December 2011, the MTA payroll tax was eliminated for all elementary and secondary schools and small business operators within the MCTD. The General Fund, as of November 24, 2015, provided additional annual support, subject to appropriation, to the MTA to make up for the resulting loss of revenue.

As of November 24, 2015, projected operating aid to the MTA and other transit systems reflected the current receipts forecast, and timing associated with the availability of resources. The increase in Additional Mass Transportation Assistance Program (“AMTAP”) funding in fiscal year 2016 reflects the legislative additions to the program.

The fiscal year 2016 Enacted Budget to transfer annually $122 million in additional dedicated transit revenues from the Metropolitan Mass Transportation Operating Assistance Account (“MMTOA”) to the newly established Metropolitan Transit Assistance for Capital Investment Fund (“MTACIF”), which is available to the MTA and other downstate transit systems for support of their respective infrastructure needs. In addition, the Updated Financial Plan assumes that $20 million in MMTOA resources will be available annually to offset MTA-related debt service costs from fiscal year 2016 to fiscal year 2019.

On October 10, 2015, the Governor, the Mayor of the City of New York and the MTA Chairman announced that an agreement had been reached to bridge the gap in identified funding for the MTA’s proposed 2015-2019 Capital Program. Under the agreement, the Governor proposes to increase the State’s contribution from $1 billion to $8.3 billion and the Mayor proposes to increase the City’s contribution from $657 million to $2.5 billion.

The Executive expects to address the funding commitment to the MTA in the fiscal year 2017 Executive Budget, which will be released in January 2016. The Executive expects its funding commitments to be disbursed over a multi-year period. The State or City of New York may make changes to such funding commitments in the future. Any State or City of New York funding commitments may be subject to appropriation by the State Legislature and/or New York City Council or other legislative action.

Local Government Assistance

Direct aid to local governments includes the Aid and Incentives for Municipalities (“AIM”) program, which was created in fiscal year 2006 to consolidate various unrestricted local aid funding streams; miscellaneous financial assistance for certain counties, towns, and villages; and efficiency-based incentive grants provided to local governments.

Spending for AIM efficiency incentive grants increased over the multi-year period reflecting potential awards from the Financial Restructuring Board for Local Governments. All Other aid under AIM is expected to be maintained in each year of the multi-year Financial Plan.

Agency Operations

Agency operating costs include personal service, non-personal service, and General State Charges (“GSCs”). Personal service costs include the salaries of State employees of the Executive, Legislative, and Judicial branches, as well as the salaries of temporary/seasonal employees. Non-personal service costs reflect the cost of operating State agencies, including real estate rental, utilities, contractual payments (i.e., consultants, information technology (“IT”), and professional business services), supplies and materials, equipment, and telephone service. GSCs reflect the cost of fringe benefits (i.e., pensions, health insurance) provided to State employees and retirees of the Executive, Legislative and Judicial branches, and certain fixed costs paid by the State, such as taxes on public lands and litigations. Certain agency operations of Transportation and Motor Vehicles were included in the capital projects fund type and were not reflected in the State Operating Funds totals.

Approximately 94 percent of the State workforce is unionized. The largest unions include the Civil Service Employees Association (“CSEA”), which represents office support staff and administrative personnel, machine operators, skilled trade workers, and therapeutic and custodial care staff; the Public Employees Federation (“PEF”), which represents professional and technical personnel (attorneys, nurses, accountants, engineers, social workers, and institution teachers); UUP, which represents faculty and non-teaching professional staff within the State University system; and NYSCOPBA, which represents security personnel (correction officers, safety and security officers).

The majority of State agencies were expected to hold personal service and non-personal service spending constant over the Financial Plan period, with a few exceptions. Costs from collective bargaining agreements, which include 2 percent salary increases in fiscal year 2016 and 1.5 percent increases in fiscal years 2017 and 2018 (for certain unions), applicable lump sum payments, and repayment of a portion of the deficit reduction adjustment made to employee salaries, were expected to be funded from operational savings.

Gaming and SUNY were areas expected to experience limited programmatic growth. The growth in gaming is attributable to activities related to casino development and oversight. Higher SUNY spending reflects anticipated operating needs primarily supported by tuition.

Payments to NYPA represented an accounting reclassification across certain Financial Plan categories, but do not carry a Financial Plan impact. These payments were previously assumed in the Financial Plan under different categorization, pursuant to funding schedules agreed upon by the State and the NYPA.

Other year-over-year increases were technical in nature and reflect administrative reconciliations. For example, the State’s workforce is paid on a bi-weekly basis; weekly pay cycles alternate between administrative and institutional payrolls. There were typically 26 pay periods in a fiscal year. In fiscal year 2016, employees on the institutional pay schedule will have one additional payroll.

In fiscal year 2016, $12.9 billion or 13.7 percent of the State Operating Funds budget is projected to be spent on personal service costs. This funding supports roughly 99,300 Full-Time Equivalent (“FTE”) employees under direct Executive control; individuals employed by SUNY and CUNY (43,911) and Independent Agencies (18,159); employees paid on a non-annual salaried basis; and overtime pay. Roughly 60 percent of all Executive agency personal service spending occurs in three areas: SUNY, the Mental Hygiene agencies, and DOCCS.

General State Charges

Employee fringe benefit payments, many of which were mandated by statute or collective bargaining agreements, include employer contributions for pensions, the State’s share of Social Security, health insurance, workers’ compensation, unemployment insurance and dental and vision benefits. The majority of employee fringe benefit costs are paid centrally from statewide appropriations in the GSCs budget.4 The Judiciary pays its fringe benefit costs directly.

Employee fringe benefits paid through GSCs are paid from the General Fund in the first instance, and then partially reimbursed by revenue collected from fringe benefit assessments on employees. The largest General Fund reimbursement comes from the mental hygiene agencies.

GSCs also include fixed costs for several categories including State payments in lieu of taxes, payments for local assessments on State-owned land, and judgments against the State pursuant to the Court of Claims Act.

As of November 24, 2015, GSCs were projected to increase at an average annual rate of 4.2 percent over the Financial Plan period, driven primarily by cost increases for pension contributions and the employer share of costs for employee and retiree health insurance benefits.

Pension growth was largely driven by the implementation (September 2014) of new actuarial assumptions by the New York State and Local Retirement Systems’ Actuary, and repayment of prior year amortization obligations. However, these growth assumptions are mitigated by revised spending estimates included in the Updated Financial Plan which anticipate declining employer contribution rates relative to previous forecast assumptions, reflecting, in part, new entrant gains for Tier VI members, and salary scale reductions. The Updated

[4]

Beginning in July 2015, SUNY Teachers Insurance and Annuity Association—College Retirement Equities Fund (“TIAA-CREF”) and other SUNY fringe benefit costs will no longer be paid directly, but rather shift to the central statewide appropriation.

Financial Plan also includes lowered pension payment projections which are based on the estimate for 2017 issued by the OSC in the October 2015 ERS/PFRS billing summary.

Growth in health insurance spending is largely attributable to rising costs associated with health care benefits, including prescription drug costs and rate renewal assumptions.

Transfers to other Funds (General Fund Basis)

General Fund transfers help finance the State’s share of Medicaid costs for mental hygiene facilities, debt service for bonds that do not have dedicated revenues, Suny operating costs, certain capital initiatives, and a range of other activities.

A significant portion of the capital and operating expenses of the DOT and the Department of Motor Vehicles (“DMV”) are funded from the Dedicated Highway and Bridge Trust Fund (“DHBTF”). The Fund receives various dedicated tax and fee revenues, including statutory allocations of the petroleum business tax (“PBT”), motor fuel tax, and highway use taxes. The Updated Financial Plan includes transfers from the General Fund that effectively subsidize the expenses of the DHBTF because the cumulative expenses of the fund—DOT and DMV capital and operating expenses, and certain debt service on transportation bonds—exceed current and projected revenue deposits and bond proceeds.

As of August 25, 2015, General Fund transfers to other funds were expected to total $14.2 billion in fiscal year 2016, a $5.6 billion increase from fiscal year 2015, largely derived from the one-time transfer of $4.6 billion in monetary settlement moneys to the DIIF. The funding is expected to be used to make targeted investments in various areas, including the Thruway Stabilization and Upstate Revitalization programs. In addition, $850 million in monetary settlement funds previously reserved for Financial Plan risk had been used to offset the cost of a portion of a $1.95 billion Federal Medicaid disallowance associated with OPWDD-operated treatment facilities. The remaining balance of the Medicaid disallowance repayments is expected to be transferred in annual amounts of $100 million for 11 years beginning in fiscal year 2017.

Debt Service

The State pays debt service on all outstanding State-supported bonds. These include General Obligation bonds, for which the State is constitutionally obligated to pay debt service, as well as certain bonds issued by State public authorities (e.g., Empire State Development (“ESD”), the Dormitory Authority of the State of New York (“DASNY”), and the New York State Thruway Authority (“NYSTA”), subject to appropriation). Depending on the credit structure, debt service is financed by transfers from the General Fund, dedicated taxes and fees, and other resources, such as patient income revenues.

As of August 25, 2015, total State Operating/All Funds debt service was projected at $5.1 billion in fiscal year 2016, of which approximately $836 million was paid from the General Fund through transfers, and $4.2 billion from other State funds. The General Fund transfer finances debt service payments on General Obligation and service contract bonds. Debt service was paid directly from other State funds, subject to appropriation, for the State’s revenue bonds, including Personal Income Tax and Sales Tax bonds, DHBTF bonds, LGAC bonds and mental health facilities bonds.

As of August 25, 2015, estimates for debt service spending reflected a number of factors, including bond sale results, assumed debt management savings and increased debt service costs associated with fiscal year 2016 Enacted Budget capital commitment levels. As of August 25, 2015, estimates for debt service spending had been revised to reflect a number of factors, including actual results. Fiscal year 2016 debt service spending estimates continued to assume the prepayment of $100 million of debt service due during fiscal year 2017. Debt service spending in fiscal year 2015 reflected prepayments in excess of $900 million due during fiscal year 2016.

PRIOR FISCAL YEARS

Cash-Basis Results

General Fund Fiscal Years 2013 through 2015

The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required by law to be accounted for in another fund. It is the State’s largest single fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund moneys were also transferred to other funds, primarily to support certain State share Medicaid payments, capital projects and debt service payments in other fund types. In some cases, the fiscal year results provided below may exclude certain timing-related transactions which have no net impact on operations.

In the cash basis of accounting, the State defines a balanced budget in the General Fund as (a) the ability to make all planned payments anticipated in the Financial Plan, including tax refunds, without the issuance of deficit bonds or notes or extraordinary cash management actions, (b) the restoration of the balances in the Tax Stabilization Reserve and Rainy Day Reserve (together, the “rainy day reserves”) to a level equal to or greater than the level at the start of the fiscal year, and (c) maintenance of other designated balances, as required by law.

Recent Trends

With State receipts slowly recovering, the State has allowed limited spending growth to meet the demand for services. In addition, rainy day reserve fund balances have been supported and maintained.

Fiscal Year 2015

The State ended fiscal year 2015 in balance on a cash basis in the General Fund. Aside from variances due to the timing of monetary settlements, General Fund receipts and disbursements in fiscal year 2015 were close to planned levels. The State made the maximum allowable deposit to its rainy day reserves at the close of the year.

General Fund receipts, including transfers from other funds, totaled $67.9 billion in fiscal year 2015, and an increase of $6.1 billion (9.8 percent) from the prior year, reflecting the one-time receipt of monetary settlements with financial institutions. General Fund tax receipts, including the transfer of tax receipts to the General Fund after payment of debt service, were $886 million (1.5 percent) higher than in the prior fiscal year.

General Fund disbursements, including transfers to other funds, totaled $62.9 billion in fiscal year 2015, an increase of $1.6 billion (2.6 percent).

Fiscal Year 2014

The State ended fiscal year 2014 in balance on a cash basis in the General Fund, and maintained a closing balance of $2.24 billion, consisting of $1.1 billion in the Tax Stabilization Reserve, $350 million in the Rainy Day Reserve, $87 million in the Community Projects Fund, $21 million in the Contingency Reserve, $45 million reserved for potential retroactive labor settlements, $58 million that has been transferred to a fiduciary fund to account for proceeds realized from a settlement between J.P. Morgan and the State, and $543 million in an undesignated fund balance. The fiscal year 2014 closing balance was $625 million greater than the fiscal year 2013 closing balance, reflecting an increase in the level of available resources to the State.

General Fund receipts, including transfers from other funds, totaled $61.9 billion in fiscal year 2014, an increase of $3.1 billion (5.2 percent) from the prior fiscal year. Tax receipts, including the transfer of tax receipts to the General Fund after payment of debt service, were $3.2 billion (5.8 percent) higher than in the prior fiscal year, reflecting an increase in all major tax categories. Miscellaneous receipts and Federal grants were $347 million lower than the prior fiscal year, reflecting one-time receipts from settlements during fiscal year 2013. Non-tax transfers were $242 million greater than the prior fiscal year, due to the timing of certain transactions.

General Fund disbursements, including transfers to other funds, totaled $61.2 billion in fiscal year 2014, an increase of $2.3 billion (3.9 percent) from the prior fiscal year. This reflected expected growth in various local assistance programs, including education and Medicaid; increased transfers in support of capital projects and debt service payments; partly offset by reduced costs for agency operations.

Fiscal Year 2013

The State ended fiscal year 2013 in balance on a cash basis in the General Fund, and maintained a closing balance of $1.61 billion, consisting of $1.1 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $93 million in the Community Projects Fund, $21 million in the Contingency Reserve, $77 million reserved for potential retroactive labor settlements, and $113 million in an undesignated fund balance. The fiscal year 2013 closing balance was $177 million less than the fiscal year 2012 closing balance, which largely reflects the use of designated resources to address costs associated with retroactive labor agreements.

General Fund receipts, including transfers from other funds, totaled $58.8 billion in fiscal year 2013. Total receipts during fiscal year 2013 were $1.9 billion (3.3 percent) higher than in the prior fiscal year. Total tax receipts were $1.5 billion higher than the previous fiscal year, mainly due to growth in personal income tax collections ($1.0 billion) and business tax collections ($493 million). General Fund miscellaneous receipts also increased, largely due to one-time receipts from a settlement between the Department of Financial Services and Standard Chartered Bank.

General Fund disbursements, including transfers to other funds, totaled $59.0 billion in fiscal year 2013, $2.5 billion (4.4 percent) higher than in the prior fiscal year. This reflected expected growth in various local assistance programs, including education and Medicaid, both of which were subject to an annual cap; increased personal service costs associated with retroactive labor settlements; and increased transfers in support of debt service payments.

State Operating Funds Fiscal Years 2013 through 2015

State Operating Funds is composed of the General Fund, State special revenue funds and debt service funds. The State Operating Funds perspective is primarily intended as a measure of State-financed spending. Similar to the General Fund, spending growth in State Operating Funds in recent years has also been limited.

Fiscal Year 2015

As of June 1, 2015, State Operating Funds receipts totaled $95.0 billion in fiscal year 2015, an increase of $6.1 billion over the fiscal year 2014 results. Disbursements totaled $92.4 billion in fiscal year 2015, an increase of $1.8 billion from the fiscal year 2014 results. The State ended fiscal year 2015 with a State Operating Funds cash balance of $9.9 billion.

Fiscal Year 2014

State Operating Funds receipts totaled $88.9 billion in fiscal year 2014, an increase of $3.9 billion over the fiscal year 2013 results. Disbursements totaled $90.6 billion in fiscal year 2014, an increase of $1.8 billion from the fiscal year 2013 results. The State ended fiscal year 2014 with a State Operating Funds cash balance of $4.8 billion. In addition to the $2.2 billion General Fund balance described above, the state’s special revenue funds had a closing balance of $2.3 billion and the debt service funds had a closing balance of $234 million. The special revenue fund balances were held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflects the preservation of moneys needed for debt service payments to bond holders.

Fiscal Year 2013

State Operating Funds receipts totaled $85.1 billion in fiscal year 2013, an increase of $2.5 billion over the fiscal year 2012 results. Disbursements totaled $88.8 billion in fiscal year 2013, an increase of $1.7 billion from the fiscal year 2012 results. The State ended fiscal year 2013 with a State Operating Funds cash balance of $4.4 billion. In addition to the $1.6 billion General Fund balance described above, the State’s special revenue funds had a closing balance of $2.4 billion and the debt service funds had a closing balance of $381 million. The special revenue fund balances were held in numerous funds and accounts that supported a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflects the preservation of moneys needed for debt service payments to bond holders.

All Funds Fiscal Years 2013 through 2015

The All Funds Financial Plan records the operations of the four governmental fund types: the General Fund, Special Revenue Funds, Capital Projects Funds, and Debt Service Funds. It is the broadest measure of State governmental activity, and includes spending from Federal funds and capital projects funds.

Fiscal Year 2015

All Funds tax receipts through March 2015 reflected annual growth in all major tax categories, including personal income tax ($749 million), primarily due to growth in withholding and current estimated payments; consumption/use taxes ($286 million) due to an increase in taxable purchases; business taxes ($244 million) related to higher bank audits; and the payroll tax assessed on businesses located within the MTA region ($66 million). The year-over-year increase of $5.2 billion in miscellaneous receipts was largely attributable to $4.1 billion in additional fines, penalties, and forfeitures (including one-time monetary settlements paid to the State from financial institutions); a $741 million increase in business assessments (including $750 million of SIF assessment reserves transferred to the State pursuant to legislation included in the fiscal year 2014 Enacted Budget); higher bond proceeds receipts to finance Capital Projects ($479 million); and higher abandoned property collections ($120 million). These increases were offset by lower Tribal State Compact Revenue ($321 million) due to the lump sum payments received from the tribal nations immediately following the fiscal year 2014 agreements; a one-time fiscal year 2014 receipt from the State of New York Mortgage Agency (“SONYMA”) ($104 million) from excess Mortgage Insurance Fund reserves; and the continued phase-out of the temporary utility assessment ($178 million). The $4.8 billion increase in Federal grants was a result of increased Federal program spending.

Through March 2015, All Funds spending increased by $6.4 billion over the prior year, derived from a $1.8 billion increase in State Operating Funds, a $4.8 billion increase in Federal Operating Funds, and a $204 million decrease in Capital Projects Funds. The increase in State Operating Funds spending was mainly due to $1.6 billion in higher local assistance spending. The local assistance growth includes higher spending for education ($1.3 billion) and health care ($211 million). The $368 million increase in operational spending was derived from growth in executive-controlled agencies ($164 million), mainly attributable to the fiscal year 2015 2 percent salary increase and higher correctional facility expenses, primarily overtime and inmate medical and prescription drug cost; higher fringe benefit costs ($86 million); increased Judiciary spending ($80 million); and higher SUNY spending ($32 million). Lower debt service spending in fiscal year 2015 was attributable to the continued practice of paying debt service obligations due in future years. The Federal Operating Funds spending increase was primarily attributable to $5.2 billion in higher health care spending as a result of both expanded Medicaid coverage under the ACA, and DSRIP/IAAF payments associated with the recently approved Medicaid waiver, as of June 1, 2015. In addition, homeland security spending was $437 million higher, due mainly to a lump-sum pass-through payment to LIPA. Spending declined in the areas of education ($494 million), due to administrative delays in claims submitted by school districts (primarily New York City), and social welfare ($213 million), mainly due to higher payments occurring in fiscal year 2014. Lower Capital Projects spending occurred in the areas of health care ($322 million); parks and environment ($179 million), due mainly to the timing of payments to Environmental Facilities Corporation (“EFC”) for the State Revolving Fund Loan program; and higher education ($166 million). This lower spending was partially offset by additional transportation spending ($393 million).

The All Governmental Funds balance through March 2015 was $9.4 billion, $5.3 billion higher than the March 2014 balance. This higher balance was attributable to a combination of a higher opening balance ($159 million), growth in receipts ($11.4 billion), increased financing from other sources ($131 million), and higher spending ($6.4 billion).

Fiscal Year 2014

All Funds receipts for fiscal year 2014 totaled $137.7 billion, an increase of $4.5 billion over fiscal year 2013 results. All Funds tax receipts during fiscal year 2014 were $3.4 billion higher than receipts collected during the prior year, with 80 percent of the growth attributable to higher personal income tax collections ($2.7 billion), due largely to strength in withholding as a result of a strong bonus season in the financial sector, as well as higher extension payments due to taxpayers accelerating income into the 2012 tax year in order to avoid increased Federal rates in 2013. The overall gains in year-over-year personal income tax collections were partly offset by growth in refunds and other offsets related to tax year 2012. Other growth in tax receipts includes higher user tax collections ($484 million) associated with recurring and non-recurring taxable purchases such as auto sales, entertainment activities, and expenses for post-Sandy repair work; and higher other taxes ($375 million), which is attributable to growth in real estate transfer tax liability (particularly in New York City) and growth in estate tax receipts, both in terms of volume and average amount. Decreased business tax receipts ($205 million) were driven by lower gross collections for insurance and bank taxes due to weak 2013 liability payments. Growth in miscellaneous receipts were mainly attributable to the additional Tribal-State revenues pursuant to the recently settled compact agreements ($482 million); partly offset by lower abandoned property collections ($181 million) and the loss of Medicaid payments from Monroe County ($151 million), which entered the State’s Medicaid local cap program in February 2013, thereby eliminating the need for the State to intercept a portion of the county’s sales tax collections in lieu of payment. The remaining growth in receipts is in Federal grants ($946 million), and is generally a result of increased Federal program spending.

All Funds disbursements for fiscal year 2014 totaled $137.5 billion, an increase of $4.4 billion over fiscal year 2013 results. More than half of the $4.4 billion annual increase in All Funds spending during fiscal year 2014 was attributable to higher Federal spending ($2.4 billion), mainly in the areas of Medicaid ($908 million), driven by typical growth factors and increased Federal spending due to the impact of the ACA that went into effect on January 1, 2014; disaster assistance ($525 million) associated with Sandy-related storm recovery activities; public assistance programs ($586 million) as a result of spendout of higher prior year grant awards; and education ($520 million), where payments assumed for fiscal year 2013 were not paid until the early part of fiscal year 2014.

Growth in local assistance spending was driven mainly by budgeted spending growth in the areas of Medicaid ($363 million) and school aid ($257 million); as well as for transit operating aid costs ($419 million) based on the timing of available resources; and for higher education spending ($185 million) due to the timing of certain payments and increased support for CUNY fringe benefits. Partly offsetting the overall local spending growth was reduced annual costs associated with OPWDD-related Medicaid Payments ($835 million), reflecting the shifting of certain program costs to the DOH in order to be managed under the Global Cap, a shift which was integrated into the Fiscal Year 2014 Enacted Budget in order to mitigate the impact of reduced Federal reimbursement rates for Medicaid eligible expenses incurred at OPWDD-operated facilities that went into effect April 1, 2013.

Agency operations spending growth reflects higher non-personal service costs ($284 million) due largely to increased spending by SUNY as a result of the expansion of services being provided at campuses and teaching hospitals; and higher fringe benefits costs ($521 million) generated by higher pension costs from a $119 million prepayment in fiscal year 2014 and a one percent increase in the State’s amortization contribution rate. The debt service annual increase ($262 million) reflects prepayment of fiscal year 2015 debt costs in fiscal year 2014 in order to generate savings. Capital projects spending increased by $211 million from the prior year, which was attributable to growth associated with economic development initiatives; initial grants awarded for the State and Municipal Facilities program; the updating of mental hygiene facilities; the ongoing development of infrastructure within the mental hygiene provider community; and spending to remediate storm-related damage.

The State ended fiscal year 2014 with an All Funds cash balance of $4.0 billion. The $4.8 billion State Operating Funds balance described above was partly offset by a negative capital project funds closing balance of roughly $629 million. The negative balance in the capital projects fund results from outstanding intra-year loans from the Short Term Investment Pool (“STIP”) used to finance capital projects costs prior to the receipt of bond proceeds.

Fiscal Year 2013

All Funds receipts for fiscal year 2013 totaled $133.2 billion, an increase of $511 million over fiscal year 2012 results. Annual growth in tax receipts and miscellaneous receipts was partly offset by a decline in Federal grants. All Funds disbursements for fiscal year 2013 totaled $133.1 billion, a decrease of $407 million over fiscal year 2012 results. The annual decline largely reflected the growth in State Operating Funds previously described, more than offset by declines in Federal Operating Funds and Capital Project Funds. The annual decrease in Federal Operating Funds spending was due to the phasing-out of approximately $2.7 billion in funding available from the Federal ARRA between fiscal year 2012 and fiscal year 2013, partially offset by nearly $1 billion in Federal disaster assistance spending in fiscal year 2013. The capital projects spending decline reflected the recent completion of economic development projects, including the SUNY College for Nanoscale and Science Engineering, Global Foundries, and the Aqueduct Video Lottery Facility.

The State ended fiscal year 2013 with an All Funds cash balance of $3.9 billion. The $4.4 billion State Operating Funds balance described above was partly offset by a negative capital project funds closing balance of roughly $485 million. The negative balance in the capital projects fund resulted from outstanding intra-year loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.

CAPITAL PROGRAM AND FINANCING PLAN

The DOB prepares a Multi-Year Capital Program and Financing Plan with the Executive Budget and updates it following enactment of the budget (the “Enacted Capital Plan”). The Enacted Capital Plan outlines the anticipated capital spending over a five-year period, the means by which it is to be financed, the impact on debt measures, and the anticipated debt issuances required to support the planned capital spending.

Capital Plan

As of June 1, 2015, the DOB has also formulated 10-year capital commitment and disbursement projections. The total commitment and disbursement levels over the 10-year capital planning horizon reflect, among other things, projected capacity under the State’s statutory debt limit, anticipated levels of Federal aid, and the timing of capital activity based on known needs and historical patterns. The following capital projects information relates to the fiscal year 2015.

Fiscal Year 2016 Capital Projects Spending

Spending on capital projects is projected to total $11.2 billion in fiscal year 2016, which includes $889 million in “off-budget spending” directly from the proceeds of bonds issued by public authorities. Overall, capital spending in fiscal year 2016 is projected to increase by $2.9 billion (35 percent) from fiscal year 2015.

In fiscal year 2016, transportation spending is projected to total $4.7 billion, which represents 42 percent of total capital spending, with higher education comprising the next largest share at 15 percent. Economic development and government oversight spending represents 8 percent and spending for parks and the environment represents 7 percent. Other spending, including investments in the Special Infrastructure Account that is slated to support a wide range of infrastructure projects throughout New York State, represents 10 percent. The remaining 18 percent is comprised of spending for mental hygiene, health, social welfare, public protection and all other capital programs.

Transportation spending is projected to increase by $253 million (6 percent) in fiscal year 2016 due to a variety of factors including increased State spending for existing MTA capital aid sources.

Parks and environment spending is expected to increase by $111 million (17 percent) in fiscal year 2016 reflecting spending from additional capital authority provided in the State Parks Infrastructure Fund (“SPIF”), Hazardous Waste Remediation Fund, and Environmental Protection Fund (“EPF”); as well as the creation of the Drinking Water and Wastewater Infrastructure Fund.

Economic development and government oversight spending is projected to increase by $339 million (67 percent). This spending reflects the continued implementation of programs created to promote regional economic development including spending for the Buffalo Billion initiative, Regional Economic Development Councils and SUNY and CUNY 2020 Challenge Grants, as well as spending associated with the Upstate Revitalization Initiative.

Spending for health care is projected to increase by $289 million (246 percent). The increase is due to the inaugural grant awards for the Health Care Restructuring Program, expected in fiscal year 2016, as well as the phase-in of spending related to the Health Care Facility Transformation Program.

Spending for social welfare is projected to increase by $31 million (23 percent) due to continued spending at youth facilities and grants to non-profit providers.

Education spending is projected to increase by $411 million (694 percent) in fiscal year 2016. The increase is due to spending from the Smart Schools Bond Act, which was approved by voters in November 2014.

Higher Education spending is projected to increase by $213 million (15 percent). This growth was primarily driven by additional maintenance investments in senior and community college projects, as well as lower than expected spending in fiscal year 2015 for CUNY.

Spending increases of $128 million (39 percent) for public protection primarily reflect the State’s continued support for the statewide Interoperable Communications Program, investments in preparedness, as well as funding for equipment purchases for Division of State Police.

Mental hygiene capital spending is anticipated to increase by $52 million (13 percent). The increase is primarily attributable to the reconstruction of the South Beach Psychiatric Center in Staten Island.

General government capital spending is projected to increase by $10 million (7 percent), which is primarily attributable to costs associated with State technology projects and the Office of General Services (“OGS”) renovation of Building 5 at the Harriman State Campus in Albany.

Spending for agencies in the All Other category is projected to increase by $1.1 billion (1,408 percent). The substantial increase is related to projected spending on Special Infrastructure Account investments, including a contribution to the ongoing construction of the NY Bridge and other capital projects for the State Thruway.

Financing Fiscal Year 2016 Capital Projects Spending

In fiscal year 2016, the State plans to finance 54 percent of capital projects spending with long-term bonds, most of which were expected to be issued on behalf of the State through public authorities (48 percent) and the remainder of which were expected to be issued as General Obligation bonds (6 percent). Authority bonds do not include debt issued by authorities backed by their own non-State resources or on behalf of other public or private clients. Federal aid is expected to fund 13 percent of the State’s fiscal year 2016 capital spending, primarily for transportation. State cash resources, including financial settlement receipts, were expected to finance the remaining 33 percent of capital spending. Year-to-year, total pay-as-you-go support is projected to increase by $1.1 billion, with State pay-as-you-go increasing by $1.5 billion and Federal pay-as-you-go support decreasing by $400 million. Bond-financed spending is projected to increase by $1.8 billion.

Financing Plan

New York State is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the amount of debt outstanding. The State ranks fifth in the U.S. in debt per capita, behind Connecticut, Massachusetts, Hawaii, and New Jersey. As of March 31, 2015, total State-related debt outstanding totaled $54.2 billion excluding capital leases and mortgage loan commitments, equal to approximately 4.9 percent of New York personal income. The State’s debt levels are typically measured by the DOB using two categories: State-supported debt and State-related debt.

State-supported debt represents obligations of the State that were paid from traditional State resources (i.e., tax revenue) and have a budgetary impact. It includes General Obligation debt, to which the full faith and credit of the State have been pledged, and lease purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. These include the State Personal Income Tax Revenue Bond program and the State Sales Tax Revenue Bond program. Since 2002, the State has financed most of its capital program with Personal Income Tax Revenue Bonds, a revenue bond program that has reduced its cost of borrowing and created efficiencies by permitting the consolidation of bond sales. Prior to 2002, the State had primarily financed its capital spending with lower-rated lease purchase and contractual service obligations of public authorities. The State expects to transition to using only three credits—General Obligation bonds, Personal Income Tax Revenue Bonds, and Sales Tax Revenue Bonds, the latter of which was authorized in the fiscal year 2014 Enacted Budget.

Legislation enacted in 2013 changed the method of paying debt service on outstanding SUNY Dormitory Facilities Lease Revenue Bonds and established a new revenue-based credit, the SUNY Dormitory Facilities Revenue Bonds for future issuances. The legislation also provided for the assignment of the revenues derived from the use and occupancy of SUNY’s dormitory facilities (the “Dormitory Facilities Revenues”) for the payment of debt service on both the Lease Revenue Bonds and the Facilities Revenue Bonds from SUNY to DASNY. As a result, annual debt service on the outstanding Lease Revenue Bonds is no longer supported by a State appropriation, except under extraordinary circumstances (i.e., the generation of insufficient Dormitory Facilities Revenues implicating the need for SUNY payments from sources other than Dormitory Facilities Revenues for debt service on the Lease Revenue Bonds). The DOB is not aware of such an extraordinary circumstance having ever occurred in the past and does not anticipate that it would occur in the future. The DOB expects that both the outstanding Lease Revenue Bonds and the new Facilities Revenue Bonds will be payable solely from Dormitory Facilities Revenues which are the property of DASNY, not the State. Accordingly, the DOB has not included any annual debt service expense of the Lease Revenue Bonds or the Facilities Revenue Bonds in the Financial Plan. However, since the outstanding Lease Revenue Bonds were incurred as State-

supported debt, the DOB is expected to continue to count these bonds as State-supported debt for purposes of the Debt Reform Act caps.

State-related debt is a broader measure of State debt which includes all debt that is reported in the State’s Generally Accepted Accounting Principles (“GAAP”)-basis financial statements, except for unamortized premiums and accumulated accretion on capital appreciation bonds. These financial statements are audited by external independent auditors and published by the Office of the State Comptroller (“OSC”) on an annual basis. The debt reported in the GAAP-basis financial statements includes General Obligation debt, other State-supported debt as defined in the State Finance Law, debt issued by the Tobacco Securitization Finance Corporation, certain debt of the Municipal Bond Bank Agency (“MBBA”) issued to finance prior year school aid claims and capital leases and mortgage loan commitments. In addition, State-related debt reported by the DOB includes State-guaranteed debt, moral obligation financings and certain contingent-contractual obligation financings, where debt service is paid from non-State sources in the first instance, but State appropriations are available to make payments if necessary. These numbers are not reported as debt in the State’s GAAP-basis financial statements.

The State’s debt does not encompass, and does not include, debt that is issued by, or on behalf of, local governments and secured (in whole or in part) by State local assistance aid payments. For example, certain State aid to public schools paid to school districts or New York City has been pledged by those local entities to help finance debt service for locally-sponsored and locally-determined financings. Additionally, certain of the State’s public authorities issue debt supported by non-State resources (i.e., NYSTA toll revenue bonds, Triborough Bridge and Tunnel Authority (“TBTA”) or MTA revenue bonds or DASNY dormitory facilities revenue bonds) or issue debt on behalf of private clients (i.e., DASNY school district revenue bonds). This debt, however, is not treated by the DOB as either State-supported debt or State-related debt because it (i) is not issued by the State (nor on behalf of the State), and (ii) does not result in a State obligation to pay debt service. Instead, this debt is accounted for in the respective financial statements of the local governments or other entity responsible for the issuance of such debt and is similarly treated.

The issuance of General Obligation debt and debt of the New York Local Government Assistance Corporation (“LGAC”) is undertaken by the OSC. All other State-supported and State-related debt is issued by the State’s financing authorities (known as “Authorized Issuers” in connection with the issuance of Personal Income Tax and Sales Tax Revenue Bonds) acting under the direction of the DOB, which coordinates the structuring of bonds, the timing of bond sales, and decides which programs are to be funded in each transaction. The Authorized Issuers for Personal Income Tax Revenue Bonds are NYSTA, DASNY, ESD, the EFC, and the Housing Finance Agency (“HFA”) and the Authorized Issuers for Sales Tax Revenue Bonds are NYSTA, DASNY, and ESD. Prior to any issuance of new State-supported debt and State-related debt, approval is required by the State Legislature, the DOB, the issuer’s board, and in certain instances, the Public Authorities Control Board (“PACB”) and the State Comptroller.

The State indicated, as of June 1, 2015, that it had never defaulted on any of its General Obligation indebtedness, Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds, or its obligations under lease purchase or contractual obligation financing arrangements.

State-Supported Debt Outstanding

State-supported debt represents obligations of the State that are paid from traditional State resources and have a budgetary impact. It includes General Obligation debt, State Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds, LGAC bonds and lease purchase and service contract obligations of public authorities and municipalities. Payment of all obligations, except for General Obligation debt, is subject to annual appropriations by the State Legislature, but the State’s credits have different security features. The Debt Reform Act of 2000 limits the amount of new State supported debt issued since April 1, 2000.

State Personal Income Tax Revenue Bond Program

Since 2002, the Personal Income Tax Revenue Bond Program has been the primary financing vehicle used to fund the State’s capital program. Legislation enacted in 2001 provided for the issuance of State Personal Income Tax Revenue Bonds by the State’s Authorized Issuers. The legislation requires 25 percent of State Personal Income Tax receipts (excluding refunds owed to taxpayers) to be deposited into the RBTF for purposes of making debt service payments on these bonds, with the excess amounts returned to the General Fund. The first State Personal Income Tax Revenue Bonds were issued on May 9, 2002, and since that time, all of the Authorized Issuers have issued State Personal Income Tax Revenue Bonds.

Legislation enacted in 2007 increased the amount of personal income tax receipts to be deposited into the RBTF by removing an exclusion for personal income tax amounts deposited to the STAR Fund. In the event that (a) the State Legislature fails to appropriate amounts required to make all debt service payments on the State Personal Income Tax Revenue Bonds or (b) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State Personal Income Tax Revenue Bonds, the legislation requires that personal income tax receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of (i) 25 percent of annual personal income tax receipts or (ii) $6 billion. Debt service on State Personal Income Tax Revenue Bonds is subject to legislative appropriation, as part of the annual debt service bill.

As of March 31, 2015, approximately $29.8 billion of State Personal Income Tax Revenue Bonds were outstanding. The projected Personal Income Tax Revenue Bond coverage ratios, noted below, are based upon estimates of personal income tax receipts deposited into the RBTF and include projected debt issuances. Assuming average issuances of approximately $3.9 billion annually over the next four years, personal income tax coverage is expected to decline from 3.9 times in fiscal year 2016 to 3.3 times in fiscal year 2019. The projected Personal Income Tax Revenue Bond coverage ratios assume that projects previously financed through the Mental Health Revenue Bond program and the DHBTF Revenue Bond program will be issued under either the Personal Income Tax Revenue Bond program or the Sales Tax Revenue Bond Program. Revenues that would have been dedicated to bonds issued under the old programs were transferred to the RBTF to offset debt service costs for projects financed with either Personal Income Tax Revenue Bonds or Sales Tax Revenue Bonds, but were not counted towards debt service coverage.

Sales Tax Revenue Bond Program

Legislation included in the fiscal year 2014 Enacted Budget created a new Sales Tax Revenue Bond program. This new bonding program replicates certain credit features of Personal Income Tax and LGAC revenue bonds and is expected to continue to provide the State with increased efficiencies and a lower cost of borrowing.

The legislation created the Sales Tax Revenue Bond Tax Fund, a sub-fund within the General Debt Service Fund that is expected to provide for the payment of these bonds. The Sales Tax Revenue Bonds were secured by dedicated revenues consisting of one cent of the State’s four cent sales and use tax. With a limited exception, upon the satisfaction of all of the obligations and liabilities of LGAC, this is to increase to 2 cents of sales and use tax receipts. Such sales tax receipts in excess of debt service requirements were transferred to the State’s General Fund.

The Sales Tax Revenue Bond Fund has appropriation-incentive and General Fund “reach back” features comparable to Personal Income Tax and LGAC bonds. A “lock box” feature restricts transfers back to the General Fund in the event of non-appropriation or non-payment. In addition, in the event that sales tax revenues were insufficient to pay debt service, a “reach back” mechanism requires the State Comptroller to transfer moneys from the General Fund to meet debt service requirements.

In fiscal year 2014, legislation was enacted that authorized the use of State Sales Tax Revenue Bonds and Personal Income Tax Revenue Bonds to finance capital purposes, including projects that were previously financed through the State’s Mental Health Facilities Improvement Revenue Bond program and the DHBTF program. This change allows the State to transition to the use of three primary credits—Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds and General Obligation bonds to finance the State’s capital needs.

The first Sales Tax Revenue Bonds were issued on October 24, 2013 and it is anticipated that the Sales Tax Revenue Bonds are to be used interchangeably with Personal Income Tax Revenue Bonds to finance State capital needs. As of March 31, 2015, $2.0 billion of Sales Tax Revenue Bonds were outstanding. On July 30, 2015, Sales Tax Revenue Bonds were issued to refund certain outstanding State-supported debt previously issued by the Thruway Authority under the Second General Highway and Bridge Trust Fund Bond Resolution. As a result of this refunding transaction and assuming average Sales Tax Revenue Bond issuances of approximately $1.3 billion annually over the next four years, Sales Tax coverage based only upon the 1 cent pledge is expected to decline from 5.6 times in fiscal year 2016 to 4.2 times in fiscal year 2019.

General Obligation Financings

With limited exceptions for emergencies, the State Constitution prohibits the State from undertaking a long-term General Obligation borrowing (i.e., borrowing for more than one year) unless it is authorized in a specific amount for a single work or purpose by the Legislature. There is no constitutional limitation on the amount of long-term General Obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act imposed statutory limitations on all new State-supported debt issued on and after April 1, 2000. The State Constitution provides that General Obligation bonds, which can be paid without an appropriation, must be paid in equal annual principal installments or installments that result in substantially level or declining debt service payments, mature within 40 years after issuance, and begin to amortize not more than one year after the issuance of such bonds. However, general obligation housing bonds must be paid within 50 years after issuance, with principal commencing no more than three years after issuance. The Debt Reform Act limits the maximum term of State-supported bonds, including General Obligation bonds, to 30 years, and the State, as of June 1, 2015, has no bonds outstanding with a remaining final maturity that was more than 30 years.

General Obligation debt, as of June 1, 2015, was authorized for transportation, environment, housing and education purposes. Transportation-related bonds were issued for State and local highway and bridge improvements, mass transportation, rail, aviation, canal, port and waterway programs and projects. Environmental bonds were issued to fund environmentally sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. Education-related bonds were issued to fund enhanced education technology in schools, with eligible projects including infrastructure improvements to bring high-speed broadband to schools and communities in their school district and the purchase of classroom technology for use by students. Additionally, these bonds were expected to enable long-term investments in full-day pre-kindergarten through the construction of new pre-kindergarten classroom space.

Most General Obligation debt-financed spending in the Enacted Capital Plan is authorized under ten previously approved bond acts (five for transportation, four for environmental and recreational programs and one for education purposes). The majority of projected general obligation bond-financed spending supports authorizations for the 2005 Rebuild and Renew New York Bond Act and the $2 billion Smart Schools Bond Act, which was approved by voters in November 2014. The DOB projects that spending authorizations from the remaining bond acts will be virtually depleted by the end of the Enacted Capital Plan.

As of March 31, 2015, approximately $3.0 billion of General Obligation bonds were outstanding.

The State Constitution permits the State to undertake short-term General Obligation borrowings without voter approval in anticipation of the receipt of (i) taxes and revenues, by issuing general obligation tax and revenue anticipation notes (“TRANs”), and (ii) proceeds from the sale of duly authorized but unissued General Obligation bonds, by issuing bond anticipation notes (“BANs”). General Obligation TRANs must mature within one year from their date of issuance and cannot be refunded or refinanced beyond such period. However, since 1990, the State’s ability to issue general obligation TRANs that mature in the same State fiscal year in which they were issued has been limited due to the enactment of the fiscal reform program which created LGAC. BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to General Obligation authorizations, and must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State had previously used the BANs authorization to conduct a commercial paper program to fund disbursements eligible for General Obligation bond financing.

New York Local Government Assistance Corporation

In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State’s annual issuance of general obligation TRANS that mature in the same State fiscal year that they are issued (“seasonal borrowing”). The legislation also dedicated revenues equal to one cent of the State’s four cent sales and use tax to pay debt service on these bonds. As of July 1995, LGAC had issued State-supported bonds and notes to provide net proceeds of $4.7 billion, completing the program. The issuance of these long-term obligations is amortized over a period of no more than 30 years from the dates of their original issuance, with the final debt service payment on April 1, 2025. As of March 31, 2015, approximately $2.3 billion of LGAC bonds were outstanding.

The LGAC legislation eliminated seasonal borrowing except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors, or factors unanticipated at the time of adoption of the budget, and provide a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded (i.e., no seasonal borrowing in the fifth year). The provision limiting the State’s seasonal borrowing practices was included as a covenant with LGAC’s bondholders in the General Bond Resolution and General Subordinate Lien Bond Resolution authorizing such bonds. No restrictions were placed upon the State’s ability to issue deficit TRANs (issued in one year and maturing in the following year).

The LGAC changes, as well as other changes in revenue and spending patterns, have allowed the State to meet its cash flow needs throughout the fiscal year without relying on seasonal borrowings. However, the State has taken extraordinary measures in the past to manage its cash flow, including payment deferrals and permitting the State to borrow from other funds of the State (i.e., non-General Fund) for a limited period.

Legislation enacted in 2003 requires LGAC to certify, in addition to its own cash needs, $170 million annually to provide an incentive for the State to seek an annual appropriation to provide local assistance payments to New York City or its assignee. In May 2004, LGAC amended its General Bond Resolution and General Subordinate Lien Bond Resolution to make clear that any failure to certify or make payments to New York City or its assignee has no impact on LGAC’s own bondholders; and that if any such act or omission were to occur with respect to any bonds issued by New York City or its assignee, that act or omission would not constitute an event of default with respect to LGAC Bonds. The Enacted Budget includes a local assistance appropriation of $170 million from the Local Government Assistance Tax Fund to New York City.

State-Supported Lease-Purchase and Other Contractual-Obligation Financings

Prior to the 2002 commencement of the State’s Personal Income Tax Revenue Bond program, public authorities or municipalities issued other lease-purchase and contractual-obligation debt. These types of debt, where debt service is payable from moneys received from the State and is subject to annual State appropriation, are not general obligations of the State.

Debt service payable to certain public authorities from State appropriations for such lease-purchase and contractual obligation financings may be paid from general resources of the State or from dedicated tax and other sources (i.e., personal income taxes, motor vehicle and motor fuel related-taxes, and patient income). Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State’s obligation to make such payments is expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments.

Legislation first enacted in fiscal year 2011, and extended through fiscal year 2017, authorizes the State to set aside moneys in reserve for debt service on general obligation, lease-purchase, and service contract bonds. Pursuant to a certificate filed by the Director of the Budget with the State Comptroller, the Comptroller is required to transfer from the General Fund such reserved amounts on a quarterly basis in advance of required debt service payment dates. As of June 1, 2015, the State indicated that it had no plans to issue lease-purchase or other contractual-obligation financings.

Dedicated Highway and Bridge Trust Fund (“DHTB”) Bonds

DHBTF bonds were issued for State transportation purposes and are backed by dedicated motor fuel, gas and other transportation related taxes and fees, subject to appropriation. As of March 31, 2015, approximately $5.5 billion of DHBTF bonds were outstanding. As of June 1, 2015, the State indicated that it had no plans to issue additional DHBTF Bonds.

Mental Health Facilities Improvement Bonds

Mental Health Facilities Improvement bonds were issued to support capital projects to preserve and maintain both State and community-based facilities operated and/or licensed by OMH, OPWDD, and OASAS. As of March 31, 2015, approximately $1.2 billion of Mental Health Facilities Improvement bonds were outstanding. As of June 1, 2015, the State indicated that it had no plans to issue additional Mental Health Facilities Improvement bonds.

A major source of patient revenues for these bonds are Federal Medicaid payments for services delivered by OPWDD. As of June 1, 2015, debt service coverage for fiscal year 2016 was projected at approximately 8.6 times for existing Mental Health Facilities Improvements Revenue Bonds. As noted previously, the Federal CMS engaged the State regarding claims for services provided to individuals in developmental centers operated by OPWDD. In addition to the reduction in rates that commenced on April 1, 2013, on February 8, 2013, the U.S. Department of Health and Human Services Office of the Inspector General, at the direction of the Federal CMS, began a review to determine the allowability of Medicaid costs for services provided in prior years to the Medicaid population in New York State-Operated Intermediate Care Facilities for Individuals with Developmental Disabilities (“ICF/DD”). As a result of this review, in July 2014, CMS issued the State a disallowance notification in the amount of $1.26 billion. On March 20, 2015, the State and CMS entered into a settlement agreement that resolves the $1.26 billion pending disallowance for fiscal year 2011, and all related payment disputes for State-operated services prior to April 1, 2013, including home and community-based waiver services. Pursuant to the agreement, the State has adjusted and will continue to adjust the Federal/State share of future Medicaid costs to reimburse the Federal government $850 million in April 2015, and $100 million annually for each of the next 11 years beginning in fiscal year 2017. The State used $850 million in monetary settlement payments previously set aside for financial risks, to finance the fiscal year 2016 cost of the Federal disallowance settlement.

SUNY Dormitory Facilities Bonds

Legislation enacted in 2013 changed the method of paying debt service on outstanding SUNY Dormitory Facilities Lease Revenue Bonds (the “Lease Revenue Bonds”) and established a new revenue-based financing credit, the SUNY Dormitory Facilities Revenue Bonds (the “Facilities Revenue Bonds”) to finance the SUNY residence hall program in the future. The Facilities Revenue Bonds, unlike the Lease Revenue Bonds, will not include a SUNY general obligation pledge, thereby eliminating any recourse to the State with respect to the payment of the Facilities Revenue Bonds. The legislation also provided for the assignment of the revenues derived from the use and occupancy of SUNY’s dormitory facilities (the “Dormitory Facilities Revenues”) for the payment of debt service on both the Lease Revenue Bonds and the Facilities Revenue Bonds from SUNY to DASNY. As a result, annual debt service on the outstanding Lease Revenue Bonds is no longer supported by a State appropriation, except under extraordinary circumstances (i.e., the generation of insufficient Dormitory Facilities Revenues implicating the need for SUNY payments from sources other than Dormitory Facilities Revenues for debt service on the Lease Revenue Bonds). The DOB is not aware of such an extraordinary circumstance having ever occurred in the past and does not anticipate that it would occur in the future. However, since the outstanding Lease Revenue Bonds were incurred as State-supported debt, until these are defeased or are paid off to maturity, the DOB will continue to count these bonds as outstanding State-supported debt for purposes of the Debt Reform Act caps. In recognition of the fact that debt service payments on the Lease Revenue Bonds are no longer supported by an appropriation, the debt service payments on such Lease Revenue Bonds in the approximate annual amount of $100 million is not included in State debt service payments reported in this Appendix. Annual debt service related to the Lease Revenue Bonds was $109 million in fiscal year 2015. As of March 31, 2015, approximately $1.2 billion of Lease Revenue Bonds were outstanding, which relate to projected annual debt service payments of $109 million in fiscal year 2016, $106 million in fiscal year 2017, $101 million in fiscal year 2018, and $94 million in fiscal year 2019.

State-Related Debt Outstanding

State-related debt is a broader measure of debt that includes State-supported debt, and contingent-contractual obligations, moral obligations, State-guaranteed debt and other debt.

Contingent-Contractual Obligation Financing

Contingent-contractual debt, included in State-related debt, is debt where the State enters into a statutorily authorized contingent-contractual obligation via a service contract to pay debt service in the event there are shortfalls in revenues from other non-State resources pledged or otherwise available to pay the debt service. As with State-supported debt, except for General Obligation bonds, all payments are subject to annual appropriation. The bankruptcy and deteriorating financial conditions of certain hospitals in the secured hospitals program (described below) resulted in the State paying approximately $24 million of debt service payments in fiscal year 2015.

Secured Hospital Program

Under the Secured Hospital Program, the State entered into service contracts to enable certain financially distressed not-for-profit hospitals to issue debt. The contracts obligate the State to pay debt service, subject to annual appropriations by the Legislature, on bonds issued by the New York State Medical Care Facilities Financing Agency (“MCFFA”) and by DASNY through the Secured Hospital Program. In the event there are shortfalls in revenues from other sources, which include hospital payments made under loan agreements between DASNY and the hospitals, and certain reserve funds held by the applicable trustees for the bonds, the State is liable for the debt service. As of March 31, 2015, there was approximately $304 million of bonds outstanding for this program.

Tobacco Settlement Financing Corporation (“TSFC”)

Legislation enacted in 2003 authorized the State to securitize all of its tobacco settlement payments through the TSFC, a corporation created under the legislation that is a subsidiary of the MBBA, through an asset-backed securitization transaction. To lower costs, the legislation authorized the State to enter into contingency contracts obligating the State to pay debt service, subject to annual appropriations, on the TSFC bonds in the event that tobacco receipts and bond reserves are insufficient. To reduce the chance that the State’s contractual payments will be required in the event that tobacco receipts and bond reserves are not sufficient to pay debt service, the TSFC bonds were structured to meet or exceed all rating agency tobacco bond stress tests. The $4.2 billion of upfront payments received by the State from the securitization were used to help restore State budget balance in fiscal year 2004 ($3.8 billion) and fiscal year 2005 ($400 million).

The bonds carry a final nominal maturity of 19 years and have an expected final maturity of 13 years, based on optional redemptions (i.e., an expected final maturity in calendar year 2018). The expected final maturity may deviate due to the optional nature of the redemptions and adjustments to tobacco settlement payments due from participating manufacturers. Various manufacturers, including the original participating manufacturers, have made reduced payments annually starting in 2006 to states and territories, or have deposited payments into a special disputed payments account. The amounts deposited into the special disputed payments account have been on average ten percent of annual tobacco settlement payments due to the State, and it is expected that reduced payments will continue in the future. On September 11, 2013, an arbitration panel found that the State was “diligent” in enforcing its qualifying statute relating to the first payment that was withheld. As a result of the arbitration decision, the State received approximately $50 million in April 2014. Arbitration proceedings have not been started for the following years and no assurance can be made as to the outcome of future proceedings. As of March 31, 2015, approximately $1.7 billion of TSFC bonds were outstanding. The DOB does not anticipate that the State will be called upon to make any payment, pursuant to the contingency contract, in fiscal year 2016.

Moral Obligation Financings

Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue producing project or other activity. The debt is secured, in the first instance, by project revenues, but includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer’s debt service reserve fund. As of June 1, 2015, there had never been a payment default on any moral obligation debt of any public authority. The DOB does not expect the State to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of HFA pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, Urban Development Corporation (“UDC”) and other public authorities which had moral obligation debt outstanding. As of June 1, 2015, the State indicated that it had not been called upon to make any payments pursuant to any moral obligations since fiscal year 1987 and no such requirements were anticipated during fiscal year 2016.

State-Guaranteed Financings

Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. Payments of debt service on State guaranteed bonds and notes are legally enforceable obligations of the State. The only current authorization provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Job Development Authority (“JDA”). As of June 1, 2015, the State indicated that it had never been called upon to make any direct payments pursuant to any such guarantees.

Due to concerns regarding the economic viability of its programs, JDA’s loan and loan guarantee activities were suspended in 1995. JDA resumed its lending activities in 1997 under a revised set of lending programs and underwriting guidelines. In April 2004, JDA issued approximately $42 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA’s capital finances. As of March 31, 2015, JDA had approximately $9 million of bonds outstanding. The DOB does not anticipate that the State will be called upon to make any payments pursuant to the State guarantee in fiscal year 2016.

Other State Financings

Other State financings relate to the issuance of debt by a public authority, including capital leases, mortgage loan commitments and MBBA prior year school aid claims. Regarding the MBBA prior year school aid claims, the municipality assigns specified State and local assistance payments it receives to the issuer or the bond trustee to ensure that debt service payments are made. The State has no legal obligation to make any debt service payments or to continue to appropriate local assistance payments that are subject to the assignment.

Borrowing Plan

Debt issuances totaling $5.2 billion are planned to finance new capital project spending in fiscal year 2016, an increase of $2.0 billion (61 percent) from fiscal year 2015, which increase is attributable to a delay in capital spending from fiscal year 2015 until fiscal year 2016. In addition, large capital programs for health care and the Smart Schools Bond Act were expected to begin spending in fiscal year 2016. It is anticipated that the State will finance capital projects through Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds and General Obligation bonds in fiscal year 2016. Personal Income Tax and Sales Tax issuances were expected to include capital projects previously financed through the DHBTF Bonds credit and Mental Health Facilities Improvement Revenue Bonds credit.

The bond issuances were expected to finance capital commitments for transportation infrastructure ($1.4 billion), education ($1.7 billion), mental hygiene and health care facilities ($600 million), economic development ($844 million), the environment ($268 million), and State facilities and equipment ($345 million).

As of June 1, 2015, the State indicated that over the next four years, new debt issuances were projected to total $23.1 billion. New issuances are primarily for transportation infrastructure ($6.3 billion), education facilities ($7.7 billion), economic development ($3.7 billion), the environment ($1.2 billion), mental hygiene and health care facilities ($2.7 billion), and State facilities and equipment ($1.5 billion).

The State expects to finance all of its bond-financed capital needs in fiscal year 2016 through only three highly-rated programs—Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds, and General Obligation bonds.

State-Related Debt Service Requirements

As of June 1, 2015, State-related debt service was projected at $5.7 billion in fiscal year 2016, a decrease of $1.0 billion (15 percent) from fiscal year 2015. This is due, in large part, to debt service prepayments which resulted in higher debt service requirements in fiscal year 2015, when the payments occurred, and lower debt service costs in fiscal year 2016. The State is contractually required to make debt service payments prior to bondholder payment dates in most instances, and may also elect to make payments earlier than contractually required. In fiscal year 2016 and beyond, the State expects to use three principal bonding programs—Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds, and General Obligation Bonds—to fund all bond-financed capital spending. Other bonding programs were expected to be phased out over time.

Interest Rate Exchange Agreements and Net Variable Rate Obligations

Chapter 81 of the Laws of 2002 authorized issuers of State-supported debt to issue a limited amount of variable rate debt instruments and to enter into a limited amount of interest rate exchange agreements. As of June 1, 2015, the limit on debt instruments which result in a net variable rate exposure (i.e., both variable rate debt and interest rate exchange agreements) was no more than 15 percent of total outstanding State-supported debt. Interest rate exchange agreements are also limited to a total notional amount of no more than 15 percent of total outstanding State-supported debt. The outstanding State-supported debt of $51.9 billion as of March 31, 2015 results in a cap on variable rate exposure and a cap on interest rate exchange agreements of about $8 billion each (15 percent of total outstanding State-supported debt). As discussed below, as of March 31, 2015, both the amount of outstanding variable rate debt instruments and interest rate exchange agreements were less than the authorized totals of 15 percent of total outstanding State-supported debt.

Interest Rate Exchange Agreements

As of March 31, 2015, the State’s Authorized issuers have a notional amount of $1.9 billion in interest rate exchange agreements. Overall, the State’s swap exposure is expected to decline from 3.7 percent in fiscal year 2015 to 2.5 percent in fiscal year 2019.

As of June 1, 2015, the State’s swaps portfolio was comprised of synthetic fixed rate swaps. A synthetic fixed swap includes two separate transactions: (1) a variable rate bond is sold to bondholders, and (2) an interest rate exchange agreement between the State and a counterparty is executed. The interest rate exchange agreement results in the State paying a fixed interest rate (i.e., synthetic fixed rate) to the counterparty and the counterparty agrees to pay the State a variable rate (65 percent of the London InterBank Offered Rate (“LIBOR”) for all State swaps). If the variable rate the State pays to bondholders and the variable rate the State is receiving from the counterparty offset each other, the State is left with the synthetic fixed rate payment. The two variable rate components do not always precisely offset each other, which may result in an amount owed by the State in addition to the synthetic fixed rate payment. The synthetic fixed rate was less than the fixed rate the State would have paid to issue traditional fixed rate bonds at the time of issuance.

As of June 1, 2015, the State indicated it had no plans to increase its swap exposure.

Net Variable Rate Obligations

The State’s net variable rate exposure (including a policy reserve) is projected to average 1.4 percent of outstanding debt from fiscal year 2015 through fiscal year 2019. The debt that is charged against the variable rate cap represents the State’s unhedged variable rate bonds. The variable rate bonds that are issued in connection with a swap—$1.9 billion—are not included in the variable rate cap, as discussed previously in the “Interest Rate Exchange Agreements” section.

As of June 1, 2015, the State’s policy was to count 35 percent of the notional amount of outstanding 65 percent of LIBOR fixed rate swaps in its variable rate exposure. This policy reserve accounts for the potential that tax policy or market conditions could result in significant differences between payments owed on the bonds and the amount received by the State under its 65 percent of LIBOR swaps, and that the factors affecting such payments can be consistent with variable rate exposure.

As of June 1, 2015, the State indicated that it had no plans to issue additional variable rate debt.

State Bond Caps and Debt Outstanding

Bond caps are legal authorizations to issue bonds to finance the State’s capital projects. The caps can authorize bond financing of capital appropriations. As the bond cap for a particular programmatic purpose is reached, subsequent legislative changes are required to raise the statutory cap to the level necessary to meet the bondable capital needs, as permitted by a single or multi-year appropriation. In the fiscal year 2016 Enacted Budget, statutory bond authorizations on State-supported debt were raised by $7.5 billion across multiple programmatic purposes. The bonded indebtedness (and related capital spending) from the new authorizations is expected to occur over many years, and is counted against the State’s statutory debt caps only when bonds are actually issued.

Debt authorizations for capital programs are either approved or enacted at one time, expected to be fully issued over time, or enacted annually by the Legislature and are usually consistent with bondable capital projects appropriations. Authorization does not, however, indicate intent to sell bonds for the entire amount of those authorizations, because capital appropriations often include projects that do not materialize or are financed from other sources. The amount of bonds authorized may be increased or decreased from time to time by the Legislature. In the case of General Obligation debt, increases in the authorization must be approved by the voters.

AUTHORITIES AND LOCALITIES

Public Authorities

For the purposes of this section, “authorities” refer to public benefit corporations or public authorities, created pursuant to State law, which are reported in the State’s CAFR. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets through bond issuances constituting State-supported or State-related debt issuances by certain of its authorities could be impaired and the market price of the outstanding debt issued on its behalf may be materially and adversely affected if these authorities were to default on their respective State-supported or State-related debt issuances.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. These entities generally pay their own operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels; charges for public power, electric and gas utility services; tuition and fees; rentals charged for housing units; and charges for occupancy at medical care facilities. In addition, State legislation also authorizes several financing structures, which may be utilized for the financings.

There are statutory arrangements that, under certain circumstances, authorize State local assistance payments otherwise payable to localities to be made instead to the issuing public authorities in order to secure the payment of debt service on their revenue bonds and notes. However, the State has no constitutional or statutory obligation to provide assistance to localities beyond amounts that have been appropriated therefor in any given year. Some public authorities also receive moneys from State appropriations to pay for the operating costs of certain programs.

As of December 31, 2014 (with respect to the Job Development Authority or “JDA” as of March 31, 2015), each of the 19 authorities had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, was approximately $177 billion, only a portion of which constitutes State-supported or State-related debt.

Localities

While the fiscal condition of New York City and other local governments in the State is reliant, in part, on State aid to balance their annual budgets and meet their cash requirements, the State is not legally responsible for their financial condition and viability. Indeed, the provision of State aid to localities, while one of the largest disbursement categories in the State budget, is not constitutionally obligated to be maintained at current levels or to be continued in future fiscal years and the State Legislature may amend or repeal statutes relating to the formulas for and the apportionment of State aid to localities.

The City of New York

The fiscal demands on the State may be affected by the fiscal condition of New York City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of New York City, and its related issuers, to market securities successfully in the public credit markets.

Other Localities

Certain localities other than New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing by local governments has become more common in recent years. Between 2004 and July 2015, the State Legislature passed 22 special acts authorizing bond issuances to finance local government operating deficits, most recently for the Village of Suffern. When local governments are authorized to issue bonds to finance operating deficits, the local government generally is subject to certain additional fiscal oversight during the time the bonds were outstanding, including an annual budget review by the OSC. In addition to deficit financing authorizations, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality.

The Buffalo Fiscal Stability Authority exercised Control Period powers with respect to the City of Buffalo since the City’s 2004 fiscal year, but transitioned to Advisory Period powers commencing on July 1, 2012.

In January 2011, the Nassau County Interim Finance Authority (“NIFA”) declared that it was entering a Control Period, citing the “substantial likelihood and imminence” that Nassau County would incur a major operating funds deficit of 1 percent or more during the County’s 2011 fiscal year. Nassau County challenged NIFA’s determination and authority to impose a Control Period in State Supreme Court but did not prevail. As of August 25, 2015, NIFA was exercising Control Period powers over Nassau County.

Erie County has a Fiscal Stability Authority, the City of New York has a Financial Control Board, and the City of Troy has a Supervisory Board, all of which, as of August 25, 2015, perform certain review and advisory functions. The City of Newburgh operates under fiscal monitoring by the State Comptroller pursuant to special State legislation. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s fiscal year 2015 or thereafter.

The City of Yonkers no longer operates under an oversight board but must adhere to a Special Local Finance and Budget Act. The Yonkers City School District (the “School District”) is fiscally dependent upon the City of Yonkers as it lacks taxing authority. In January 2014, the Yonkers Board of Education identified an improper accrual of State aid that resulted in an unanticipated shortfall in available funds for operation of the School District. In response, the Yonkers City School District Deficit Financing Act was enacted, which authorized the City of Yonkers, subject to certain requirements, to issue serial bonds, not to exceed $45 million by March 31, 2015, to liquidate current deficits in the School District’s general fund as of June 30, 2014. The Fiscal Year 2015 Enacted Budget provided an additional $28 million to the City of Yonkers over other education aid provided by the State for the support of the School District for the City of Yonkers fiscal year 2015, subject to an Inter-Municipal Agreement being entered into by the City of Yonkers and the School District, with the approval of the State Budget Director. That agreement had been entered into and approved, and consolidated various non-academic District functions under the general management and direction of the City of Yonkers. The fiscal year 2016 Enacted Budget provides another $25 million to the City of Yonkers for the support of the School District for the City of Yonkers fiscal year ending 2016. The City of Yonkers is expected to be eligible to receive these additional funds once it submits and receives approval (from the Director of the Budget) of a comprehensive financial plan for the school district.

Legislation enacted in 2013 created the Financial Restructuring Board for Local Governments (the “Restructuring Board”). The Restructuring Board consists of ten members, including the State Budget Director, who is the Chair, the Attorney General, the State Comptroller, the Secretary of State and six members appointed by the Governor. The Restructuring Board, upon the request of a “fiscally eligible municipality”, is authorized to perform a number of functions including reviewing the municipality’s operations and finances, making recommendations on reforming and restructuring the municipality’s operations, proposing that the municipality agree to fiscal accountability measures, and making available certain grants and loans. As of August 25, 2015, the Restructuring Board was reviewing or had completed reviews for twelve municipalities. The Restructuring Board is also authorized, upon the joint request of the fiscally eligible municipality and a public employee organization, to resolve labor impasses between municipal employers and employee organizations for police, fire and certain other employees in lieu of binding arbitration before a public arbitration panel.

The OSC implemented its Fiscal Stress Monitoring System (the “Monitoring System”) in 2013. The Monitoring System utilizes a number of fiscal and environmental indicators with the goal of providing an early warning to local communities about stress conditions in New York’s local governments and school districts. Fiscal indicators consider measures of budgetary solvency while environmental indicators consider measures such as population, poverty, and tax base trends. Individual entities are then scored according to their performance on these indicators. An entity’s score on the fiscal components will determine whether or not it is classified in one of three levels of stress: significant, moderate or susceptible. Entities that do not meet established scoring thresholds are classified as “No Designation”.

A total of 69 local governments (12 counties, 14 cities, 21 towns, 22 villages) and 90 school districts have been placed in a stress category based on financial data for their fiscal years ending in 2014. The vast majority of entities (93 percent) are classified in the “No Designation” category.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control, but which can adversely affect their financial condition. For example, the State or Federal government may reduce (or, in some cases, eliminate) funding of local programs, thus requiring local governments to pay these expenditures using their own resources. Similarly, past cash flow problems for the State have resulted in delays in State aid payments to localities. In some cases, these delays have necessitated short- term borrowing at the local level.

Other factors that have had, or could have, an impact on the fiscal condition of local governments and school districts include: the loss of temporary Federal stimulus funding; recent State aid trends; constitutional and statutory limitations on the imposition by local governments and school districts of property, sales and other taxes; and for some communities, the significant upfront costs for rebuilding and clean-up in the wake of a natural disaster. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long range economic trends. Other large scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, or the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate requests for State assistance.

Ultimately, localities as well as local public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State.

LITIGATION AND ARBITRATION

General

The legal proceedings listed below involve State finances and programs and other claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, meaning in excess of $100 million or involving significant challenges to or impacts on the State’s financial policies or practices. As explained below, these proceedings could adversely affect the State’s finances in fiscal year 2016 or thereafter.

For the purpose of this “Litigation and Arbitration” section, the State defines “material and adverse developments” as rulings or decisions on or directly affecting the merits of a proceeding that have a significant adverse impact upon the State’s ultimate legal position, and reversals of rulings or decisions on or directly affecting the merits of a proceeding in a significant manner, whether in favor of or adverse to the State’s ultimate legal position, all of which are above the $100 million materiality threshold described above. The State has indicated that it intends to discontinue disclosure with respect to any individual case after a final determination on the merits or upon a determination by the State that the case does not meet the materiality threshold described above.

The State is party to other claims and litigation, with respect to which its legal counsel has advised that it is not probable that the State will suffer adverse court decisions, or which the State has determined do not, considered on a case by case basis, meet the materiality threshold described in the first paragraph of this section. Although the amounts of potential losses, if any, resulting from these litigation matters are not presently determinable, it is the State’s position that any potential liability in these litigation matters is not expected to have a material and adverse effect on the State’s financial position in fiscal year 2015 or thereafter. The Basic Financial Statements for fiscal year 2015, which the OSC expected to issue by July 29, 2015, is expected to report possible and probable awarded and anticipated unfavorable judgments against the State.

Adverse developments in the proceedings described below, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced Fiscal Year 2016 Financial Plan. The State believes that the Fiscal Year 2016 Enacted Budget includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during fiscal year 2016. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential Fiscal Year 2016 Enacted Budget resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced Fiscal Year 2016 Enacted Budget.

Real Property Claims

There were several cases in which Native American tribes have asserted possessory interests in real property or sought monetary damages as a result of claims that certain transfers of property from the tribes or their predecessors-in-interest in the 18th and 19th centuries were illegal.

In Oneida Indian Nation of New York v. State of New York, 74-CV-187 (“NDNY”), the plaintiff, alleged successors-in-interest to the historic Oneida Indian Nation, sought a declaration that they hold a current possessory interest in approximately 250,000 acres of lands that the tribe sold to the State in a series of transactions that took place between 1795 and 1846, money damages, and the ejectment of the State and Madison and Oneida Counties from all publicly-held lands in the claim area. In 1998, the United States intervened in support of plaintiff.

During the pendency of this case, significant decisions were rendered by the United States Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims: City of Sherrill v. Oneida Indian Nation of New York, 544 U.S. 197 (2005), and Cayuga Indian Nation of New York v. Pataki, 413 F.3d 266 (2d Cir. 2005), cert. denied, 547 U.S. 1128 (2006). Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims.

Relying on these decisions, in Oneida Indian Nation et al. v. County of Oneida et al., 617 F.3d 114 (2d Cir. 2010), the Second Circuit Court of Appeals dismissed the Oneida land claim. On October 17, 2011, the United States Supreme Court denied plaintiffs’ petitions for certiorari to review the decision of the Second Circuit. See 132 S. Ct. 452 (2011).

On May 16, 2013, the State, Madison and Oneida Counties, and the Oneida Indian Nation signed a settlement agreement covering many issues. As pertinent here, the agreement would place a cap on the amount of land the tribe could reacquire and have taken into trust for its benefit by the United States. The agreement had been approved by the State Legislature, and was approved by the Federal Court on March 4, 2014.

There are three cases challenging the settlement agreement. In Matter of Town of Verona, et al. v. Cuomo, et al. (Sup. Ct., Albany Co.), the plaintiffs are citizen taxpayers, voters, and two towns. The defendants answered and moved for summary judgment which was granted in a Decision/Order/Judgment on June 27, 2014 dismissing all claims in the complaint and denying plaintiffs’ cross-motion to amend. Plaintiffs filed a Notice of Appeal on March 17, 2015.

In Schulz v. New York State Executive, et al., (Sup. Ct., Albany Co.), plaintiff seeks a declaratory judgment that the New York Gaming Act, the New York Tax Free Zones Act, and the Oneida, St. Regis Mohawk and Seneca Nation settlement agreements violate various provisions of the State Constitution. In a decision, order and judgment dated April 10, 2014, the court disposed of some of the constitutional challenges to the statutes and ordered that plaintiff serve the tribes and the Counties of Madison and Oneida within thirty days. The counties had disputed whether they were properly served and the tribes appeared to have invoked immunity from suit such that none of those parties answered the amended complaint by June 16, 2014 as directed by the court. On November 5, 2014, the court dismissed the remainder of the action in its entirety. As of November 24, 2015, Petitioner’s appeal was pending.

In Kaplan v. State of New York (Sup. Ct., Oneida Co), plaintiff is a citizen taxpayer and voter who claims that the settlement agreement violates the State Constitution by delegating the State’s taxing power. On July 16, 2015, the State filed a motion to dismiss the complaint on several grounds, including laches, comity and failure to state a claim. Defendants’ motion to dismiss was fully briefed and argued on September 16, 2015. As of November 24, 2015, the parties were awaiting the decision.

In Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al. (“NDNY”), plaintiffs seek ejectment and monetary damages for their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in- interest. The defendants’ motion for judgment on the pleadings, relying on the decisions in Sherrill, Cayuga, and Oneida was granted in great part through decisions on July 8, 2013 and July 23, 2013, holding that all claims were dismissed except for claims over the area known as the Hogansburg Triangle and a right of way claim against Niagara Mohawk Power Corporation, which was expected to proceed through discovery and additional motion practice.

On May 21, 2013, the State, Franklin and St. Lawrence Counties, and the tribe signed an agreement resolving a gaming exclusivity dispute, which agreement provides that the parties are to work towards a mutually agreeable resolution of the tribe’s land claim. As of November 24, 2015, the land claim had been stayed through at least January 15, 2016 to allow for settlement negotiations.

On May 28, 2014, the State, the New York Power Authority and St. Lawrence County signed a memorandum of understanding with the St. Regis Mohawk Tribe endorsing a general framework for a settlement, subject to further negotiation. The memorandum of understanding does not address all claims by all parties and will require a formal written settlement agreement. Any formal settlement agreement will also require additional local, State and Congressional approval.

In Shinnecock Indian Nation v. State of New York, et al. (“EDNY”), plaintiff seeks ejectment, monetary damages, and declaratory and injunctive relief for its claim that approximately 3,600 acres in the Town of Southampton were illegally transferred from its predecessors-in-interest. On December 5, 2006, the District Court granted defendants’ motion to dismiss, based on the Sherrill and Cayuga decisions. Plaintiff moved for reconsideration before the District Court and also appealed to the Second Circuit Court of Appeals. The Shinnecock appeal to the Second Circuit was reinstated and, on October 28, 2015, the Second Circuit affirmed the District Court’s decision dismissing plaintiff’s claim.

School Aid

In Maisto v. State of New York (formerly identified as Hussein v. State of New York), plaintiffs seek a judgment declaring that the State’s system of financing public education violates section 1 of article 11 of the State Constitution, on the ground that it fails to provide a sound basic education (“SBE”). In a decision and order dated July 21, 2009, Supreme Court, Albany County, denied the State’s motion to dismiss the action. On January 13, 2011, the Appellate Division, Third Department, affirmed the denial of the motion to dismiss. On May 6, 2011, the Third Department granted defendants leave to appeal to the Court of Appeals. On June 26, 2012, the Court of Appeals affirmed the denial of the State’s motion to dismiss.

The trial commenced on January 21, 2015 and was completed on March 12, 2015. The parties submitted their proposed findings of fact on October 28, 2015. Plaintiffs’ memorandum of law was due on November 27, 2015 and defendants’ memorandum of law was due 45 days later. In Aristy-Farer, et al. v. The State of New York, et al. (Sup. Ct., N.Y. Co.), commenced February 6, 2013, plaintiffs seek a judgment declaring that the provisions of L. 2012, Chapter 53 and L. 2012, Chapter 57, Part A § 1, linking payment of State school aid increases for 2012-2013 school year to submission by local school districts of approvable teacher evaluation plans violates, among other provisions of the State Constitution, Article XI, § 1, because implementation of the statutes would prevent students from receiving a sound basic education. Plaintiffs moved for a preliminary injunction enjoining the defendants from taking any actions to carry out the statutes to the extent that they would reduce payment of State aid disbursements referred to as General Support for Public Schools (“GSPS”) to the City of New York pending a final determination. The State opposed this motion. By order dated February 19, 2013, the Court granted the motion for preliminary injunction. The State appealed. On May 21, 2013, the Appellate Division, First Department, denied plaintiffs motion for a stay pending appeal. As a result, plaintiffs have agreed to vacate their preliminary injunction and the State will withdraw its appeal. On April 7, 2014, Supreme Court denied the State’s motion to dismiss. As of November 24, 2015, the State’s appeal was pending. The Answer to the Second Amended Complaint was filed on February 2, 2015.

By decision dated August 12, 2014, the Supreme Court of New York County, granted a motion to consolidate Aristy-Farer with New Yorkers for Student Educational Rights v. New York, discussed below.

In New York State United Teachers, et al. v. The State of New York, et al. (Sup. Ct., Albany Co.), commenced February 20, 2013, plaintiffs seek a judgment declaring that the provisions of Education Law § 2023-a (the “Tax Cap Law”), which imposes a 60 percent super-majority requirement on school districts which seek to raise their tax levies above the previous year’s levy by the lesser of 2 percent or the rate of inflation violates, among other provisions of the State Constitution, Article XI, § 1, because implementation of the statute would interfere with local control of education financing and impair the right of plaintiffs to substantially control school district finances. Plaintiffs also seek injunctive relief barring application of the statutory tax cap to local education funding. Defendants moved to dismiss the First Amended Complaint and plaintiffs moved to further file and serve a Second Amended Complaint to add a challenge to newly enacted Education Law § 2023-b (“Tax Freeze Law”).

On September 23, 2014, Supreme Court Justice McGrath issued a Decision and Order which (1) granted defendants’ motion to dismiss the First Amended Complaint which challenged the constitutionality of the Tax Cap Law; and (2) granted the plaintiffs’ leave to serve a Second Amended Complaint to add a challenge to the Tax Freeze Law. Defendants then moved to dismiss the Second Amended Complaint and, by order to show cause, plaintiffs have moved for a preliminary injunction, but not a temporary restraining order, seeking to enjoin enforcement of the Tax Cap Law and the Tax Freeze Law. Both motions were argued on February 24, 2015. By Decision and Order dated March 16, 2015, Supreme Court granted the defendants’ motion to dismiss the Second Amended Complaint, and denied the plaintiffs’ motion for a preliminary injunction.

Plaintiffs filed a Notice of Appeal to the Third Department on March 24, 2015. As of November 24, 2015, the case had been fully briefed and was scheduled to be argued in the January 2016 term. In New Yorkers for Students Educational Rights v. New York, the organizational plaintiff and several individual plaintiffs commenced a new lawsuit on February 11, 2014, in Supreme Court, New York County, claiming that the State was not meeting its constitutional obligation to fund schools in New York City and throughout the State to provide students with an opportunity for a sound basic education. Plaintiffs specifically alleged that the State was not meeting its funding obligations for New York City schools under the Court of Appeals decision in Campaign for Fiscal Equity (“CFE”) v. New York, 8 N.Y.3d 14 (2006), and—repeating the allegations of Aristy-Farer—challenged legislation conditioning increased funding for New York City schools on the timely adoption of a teacher evaluation plan. With regard to other school districts throughout the State, plaintiffs alleged that the State was not providing adequate Statewide funding, had not fully implemented certain 2007 reforms to the State aid system, had imposed gap elimination adjustments decreasing State aid to school districts, and had imposed caps on State aid increases, and on local property tax increases unless approved by a supermajority. Finally, they alleged that the State had failed to provide assistance, services, accountability mechanisms, and a rational cost formula to ensure that students throughout the State had an opportunity for a sound basic education.

Plaintiffs sought a judgment declaring that the State had failed to comply with CFE, that the State had failed to comply with the command of State Constitution Article XI to provide funding for public schools across the State, and that the gap elimination adjustment and caps on State aid and local property tax increases were unconstitutional. The Plaintiffs sought an injunction requiring the State to eliminate the gap elimination adjustments and caps on State aid and local property tax increases, to reimburse New York City for the funding that was withheld for failure to timely adopt a teacher evaluation plan, to provide greater assistance, services and accountability, to appoint an independent commission to determine the cost of providing students the opportunity for a sound basic education, and to revise State aid formulas.

On May 30, 2014, the State filed a motion to dismiss all claims. On June 24, 2014, plaintiffs moved for a preliminary injunction seeking to restrain defendants from enforcing three of the four statutory provisions challenged in the underlying action. Specifically, plaintiffs seek to enjoin defendants from enforcing: (1) the gap elimination adjustment set forth in N.Y. Education Law § 3602(17); (2) the cap on state aid increases set forth in N.Y. Education Law § 3602(1)(dd); and (3) the requirements regarding increases in local property tax levies set forth in N.Y. Education Law sections 3602(1)(dd) & 18. On July 8, 2014, defendants moved by Order to Show Cause to change the venue of the preliminary injunction application, as well as the entire action, to Albany County, pursuant to CPLR 6311(1). By Decision and Order dated August 8, 2014, the Court granted defendants’ motion to transfer the preliminary injunction application to Albany County, but denied that part of the motion which sought to transfer the entire action.

By letter dated October 27, 2014, plaintiffs withdrew their motion for a preliminary injunction. By order dated November 17, 2014, Supreme Court, New York County, denied defendants’ motion to dismiss. By separate order dated November 17, 2014, Supreme Court, New York County also granted the motion of the City of Yonkers to intervene as a plaintiff in the proceeding. Defendants filed Notices of Appeal of both November 17, 2014 decisions on December 15, 2014. Defendants filed Answers to the Amended Complaint and to Yonkers’ Intervenor Complaint on February 2, 2015. The appeals of both November 17, 2014 decisions, along with the appeal in Aristy-Farer, were scheduled to be perfected and briefed for argument during February 2016.

Plaintiffs moved for partial summary judgment, pre-discovery, on May 29, 2015. Defendants filed opposition papers and cross-moved for partial summary judgment on July 31, 2015. As of November 24, 2015, the Defendants had also moved for a stay of the litigation pending the outcomes of the pending appeals. Oral argument was held on the cross-motions for partial summary judgment and the motion for a stay on November 4, 2015.

Medicaid Nursing Home Rate Methodology

In Kateri Residence v. Novello (Sup. Ct., New York Co.) and several other cases, the plaintiffs challenge several nursing home rate methodologies, including the “reserve bed patient day adjustment,” which regulates payments to nursing homes when long term care patients are receiving off-site care. Supreme Court, New York

County, granted partial summary judgment to plaintiffs in Kateri, holding that the reserve bed patient day adjustment rate methodology was improper. The Appellate Division, First Department affirmed Supreme Court’s partial summary judgment decision on interlocutory appeal and remanded the case to Supreme Court for further proceedings. The Court of Appeals denied leave to appeal on the grounds that the decision was not final. Supreme Court directed the defendant to re-compute Medicaid rates for the plaintiff’s facilities, and that re-computation was completed in October 2013. The parties were conducting discovery. Plaintiffs had brought a motion, returnable March 5, 2014, to compel payment of the impacted Medicaid rates computed thus far by the Department of Health staff, resulting from application of the reserve bed day methodology. On June 3, 2014, the court granted this motion to the extent of directing payment of $6.5 million out of the $49 million sought by the plaintiffs. The State had filed both a notice of appeal and a motion to renew or reargue that motion. Plaintiffs also brought a motion to consolidate over two hundred additional Medicaid rate cases into the present case, which was returnable May 16, 2014. As of November 24, 2015, the motion had been granted and the State had filed a notice of appeal.

In April and May 2015, the Supreme Court of New York County, administratively consolidated many of the reserved bed day Kateri matters under the new caption of Bayberry, et al. With respect to a portion of the newly consolidated cases, at the end of April 2015, as ordered, the DOH performed additional rate calculations that incorporated Petitioners’ reserved bed day interpretation and similar calculations by the DOH for additionally consolidated cases, referred to under the heading of the Lead Petitioner (Cabrini), were also performed by the DOH. Document discovery closed on July 1, 2015; a court status conference had been adjourned to January 20, 2016, pending ongoing settlement negotiations.

Canal System Financing

American Trucking Association v. New York State Thruway Authority, 13-CV-8123 (SDNY), is a purported class action by a trucking industry trade association and three trucking companies against the Thruway Authority, the Canal Corporation and individual officers and board members of both entities, claiming violations of the Commerce Clause and the Privileges and Immunities Clauses of the United States Constitution because of the Thruway Authority’s use of revenues from Thruway Authority tolls to maintain and improve the State’s canal system. The District Court granted defendant’s motion to dismiss the complaint for failure to join the State as a necessary party. On August 4, 2015, the Second Circuit Court of Appeals reversed the judgment of the District Court dismissing the complaint and remanded the case to the District Court for further proceedings.

Sales Tax

There are several cases challenging the State’s authority to collect taxes on cigarettes sold on Indian reservations.

In Oneida Indian Nation of New York v. Paterson, et al. (and four consolidated cases), the tribal plaintiffs seek judgments declaring that Chapters 134 and 136 of the Laws of 2010, which enacted amendments to the Tax Law regarding collection of excise taxes on reservation cigarette sales to non-tribal members, violate their rights under Federal law, and enjoining the State from enforcing those laws. In four of the five cases, the District Court for the Western District of New York denied plaintiffs’ motions for preliminary injunctions but granted a stay of enforcement pending plaintiffs’ appeal. In the fifth case, the District Court for the Northern District of New York granted the plaintiff’s motion for a preliminary injunction. On May 9, 2011, the Second Circuit Court of Appeals affirmed the Western District’s orders denying the plaintiffs’ motions for preliminary injunctions, and vacated the Northern District’s order granting the motion for a preliminary injunction, vacated all stays pending appeal, and remanded the cases to the District Courts for further proceedings consistent with the Court’s opinion. The State has moved for summary judgment in the Northern and Western District cases. The plaintiffs have moved for voluntary dismissal without prejudice in these cases. The motions were taken on submission in the Northern District on November 25, 2011 and argued in the Western District on December 20, 2011. On January 9, 2012, the District Court for the Northern District of New York granted plaintiff’s motion for voluntary dismissal without prejudice and denied the State defendants’ motion for summary judgment as moot.

In July 2011, plaintiffs commenced Akwesasne Convenience Store Association et al. v. State of New York, (Sup. Ct., Erie Co.), against the State of New York and other defendants, seeking a declaration that the statutory voucher system impermissibly burdens Indian commerce and is preempted by Federal law and further seeking to enjoin the implementation, administration or enforcement of the system. The court denied plaintiffs’ request for a temporary restraining order and, by decision dated August 19, 2011, also denied plaintiffs’ subsequent motion for a preliminary injunction. Plaintiffs appealed to the Appellate Division, Fourth Department, which denied plaintiffs’ motion for a preliminary injunction pending appeal on September 14, 2011. The appeal is pending. By decision dated August 2, 2012, the Supreme Court, Erie County, granted defendants’ motion for summary judgment dismissing the complaint and denied plaintiffs’ cross motion for summary judgment. Plaintiffs appealed directly to the Court of Appeals by notice of appeal filed on October 12, 2012. On January 15, 2013, the Court of Appeals transferred the appeal to the Appellate Division, Fourth Department, on the grounds that a direct appeal to the Court of Appeals does not lie.

Insurance Department Assessments

In New York Insurance Association, Inc. v. State (Sup. Ct., Albany Co.), several insurance companies and an association of insurance companies seek a declaration that certain assessments issued against the plaintiff insurance companies by the Insurance Department pursuant to Insurance Law Section 332 violate the Insurance Law and the State and Federal Constitutions. The plaintiff insurance companies argue, among other things, that these assessments constitute an unlawful tax because they include amounts for items that were not the legitimate direct and indirect costs of the Insurance Department. By decision and order dated March 25, 2015, plaintiffs’ motion for summary judgment was denied, defendant’s motion for summary judgment was granted, and plaintiffs’ third amended complaint was dismissed. On March 27, 2015, the State received plaintiffs’ notice of appeal. As of June 1, 2015, the State had entered into a settlement with the intervenor-plaintiffs pursuant to which it had agreed to reduce the amount of the challenged assessments by $120 million over the next ten years. On May 14, 2015, a stipulation of discontinuance of the action by the intervenor plaintiffs was filed.

Tobacco Master Settlement Agreement

In 1998, the attorneys general of 46 states, including New York, and several territories (collectively the “Settling States”) and the then four largest United States tobacco manufacturers (the “Original Participating Manufacturers” or “OPMs”), entered into a Master Settlement Agreement (the “MSA”) to resolve cigarette smoking-related litigation between the Settling States and the OPMs. Approximately 30 additional tobacco companies have entered into the settlement (the “Subsequent Participating Manufacturers” or “SPMs”; together they were the “Participating Manufacturers” or “PMs”). The MSA released the PMs from past and present smoking-related claims by the Settling States, and provided for a continuing release of future smoking-related claims, in exchange for certain payments to be made to the Settling States, and the imposition of certain tobacco advertising and marketing restrictions among other things.

Arbitration

In addition to MSA litigation described in this appendix, the Participating Manufacturers have also brought a nationwide arbitration proceeding against the Settling States (excluding Montana). The MSA provides that each year, in perpetuity, the PMs pay the Settling States a base payment, subject to certain adjustments, to compensate for financial harm suffered by the Settling States due to smoking-related illness. In order to keep the base payment under the MSA, each Settling State must pass and diligently enforce a statute that requires tobacco manufacturers who are not party to the MSA (“Non-Participating Manufacturers” or “NPMs”) to deposit in escrow an amount roughly equal to the amount that PMs pay per pack sold. As of November 24, 2015, New York’s allocable share of the total base payment was approximately 12.8 percent of the total, or approximately $800 million annually.

In the arbitration proceeding commenced in 2010, the PMs asserted that the Settling States involved failed to diligently enforce their escrow statutes in 2003. The PMs sought a downward adjustment of the payment due in that year (an “NPM Adjustment”) which would serve as a credit against future payments. Any such claim for NPM Adjustment for years prior to 2003 was settled in 2003. The PMs have raised the same claim for years 2004-2012, but, as of November 24, 2015, none of those years were in arbitration.

Hearings commenced April 16-24, 2012 and concluded May 21-24, 2013. New York’s diligent enforcement hearings took place from June 25-29, 2012. The arbitration panel (“Panel”) issued its awards on September 11, 2013. New York was found to have diligently enforced its qualifying statute in 2003 and, thus, was not subject to an NPM Adjustment for 2003. Nine states, including New York, were found to be “diligent”; six states were found to have been “not diligent”.

In December 2012, during the pendency of the arbitration, the PMs and 19 states (collectively the “Signatory Parties”) agreed to a term sheet purportedly settling the NPM Adjustment disputes for 2003-2012 (3 additional states joined later). New York and 31 (later became 28) other states and territories rejected the term sheet. On March 13, 2013, the Panel issued a Partial Stipulated Settlement Award (“Partial Award”) based on the provisions of the term sheet. In so doing, the Panel deemed the 20 states “diligent” for purposes of allocation of the NPM Adjustment.

On October 20, 2015, in light of the PMs’ stated intent to continue challenging New York’s diligence for all sales years 2004 and forward, New York and the PMs announced a settlement of all outstanding disputes between them concerning NPM Adjustments and related Disputed Payment Account (“DPA”) deposits relating to all prior sales years under the MSA. The settlement releases to New York 90% of the funds currently held in the DPA for past NPM Adjustment claims. As to all future MSA annual payments, the companies will receive a discount tied to the total in-state sales volume of cigarettes that are manufactured on Native American reservations and sold tax-free from smoke shops on those reservations to New York consumers. The discount will be for a fixed amount per pack, but with a modifier based on overall volume. The volume information will be determined by a neutral third party and will not be subject to appeal. It is expected that in the first several years of implementation, the discount will amount to no more than $100 million out of each annual payment of about $775 million and that it will decrease in future years. The companies are required to release New York from any other claims to the balance of these future payments as well, meaning that beyond the stipulated discount, New York will not be at risk of losing any of its future annual payments as the result of extended arbitration proceedings. The State indicated that under the settlement, there will be no future NPM Adjustment arbitrations involving New York and New York will no longer risk losing its entire annual MSA payment.

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ADDITIONAL CONSIDERATIONS

New York municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New York state personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.